UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
  ___________________________________
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Filed by a Party other than the Registrant   ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Seagate Technology
Holdings Public Limited Company
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 9, 2025
Dear Fellow Shareholder:
You are cordially invited to attend the 2025 Annual General Meeting of Shareholders of Seagate Technology Holdings plc, which will be held virtually via live webcast on Saturday, October 25, 2025 at 5:00 p.m. Singapore Standard Time.
You may attend the meeting, vote, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/STX2025 or via live webcast to be made available at the registered office of the Company at 10 Earlsfort Terrace, Dublin 2, D02 T380, Ireland at 5:00 p.m. Singapore Standard Time (5:00 a.m. Eastern Daylight Time / 10:00 a.m. Irish Time).
Details of the business to be presented at the meeting may be found in the Notice of 2025 Annual General Meeting and the Proxy Statement. We urge you to read the Proxy Statement carefully and use one of the methods of voting described in the Proxy Statement accompanying this letter.
On behalf of the Board of Directors of Seagate Technology Holdings plc, we thank you for your continued support.
Sincerely,

Michael R. Cannon	William D. Mosley
Board Chair	Chief Executive Officer and Director

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

Notice of 2025 Annual General Meeting of Shareholders
The 2025 Annual General Meeting of Shareholders (the "2025 AGM") of Seagate Technology Holdings plc (“Seagate” or the “Company”), a company incorporated under the laws of Ireland with its registered office at 10 Earlsfort Terrace, Dublin 2, D02 T380, Ireland, and its principal executive offices at 121 Woodlands Avenue 5, Singapore, 739009, will be held virtually via live webcast on Saturday, October 25, 2025, at 5:00 p.m. Singapore Standard Time. Shareholders of record can attend the 2025 AGM by visiting www.virtualshareholdermeeting.com/STX2025 (the "Website") or via live webcast to be made available at the registered office of the Company, 10 Earlsfort Terrace, Dublin 2, D02 T380, Ireland. There is no requirement to register to attend the 2025 AGM.
The purposes of the 2025 AGM, which are more completely described in the accompanying Proxy Statement, are:

General Proposals	Voting Options	Board Recommendations	More Information
Proposal No. 1 Election of Directors by way of Separate Resolutions	FOR, AGAINST, or ABSTAIN for each Director Nominee	FOR each Director Nominee	Page 10
Proposal No. 2 Advisory Vote on NEO Compensation	FOR, AGAINST, or ABSTAIN	FOR	Page 29
Proposal No. 3 Ratification of Appointment of Independent Auditors and Approval of Audit and Finance Committee to set Remuneration of Independent Auditors	FOR, AGAINST, or ABSTAIN	FOR	Page 65
Proposal No. 4 Approve the Amended and Restated Employee Stock Purchase Plan	FOR, AGAINST, or ABSTAIN	FOR	Page 68
Proposal No. 5 Approve the Amended and Restated 2022 Equity Incentive Plan	FOR, AGAINST, or ABSTAIN	FOR	Page 76
Irish Law Proposals
Proposal No. 6 Grant the Board authority to allot and issue shares under Irish law	FOR, AGAINST, or ABSTAIN	FOR	Page 91
Proposal No. 7 Grant the Board the authority to opt-out of statutory pre-emption rights under Irish law	FOR, AGAINST, or ABSTAIN	FOR	Page 92
Proposal No. 8 Determine price range the Company can re-allot shares it acquires as treasury shares under Irish law	FOR, AGAINST, or ABSTAIN	FOR	Page 94
Other
Conduct such other business properly brought before the meeting.
The Board recommends that you vote “FOR” each Director Nominee included in Proposal 1 and “FOR” each of Proposals 2 through 8. The full text of these proposals is set forth in the accompanying Proxy Statement.

Proposals 1 through 6 are ordinary resolutions, requiring the approval of a majority of the votes cast. Proposals 7 and 8 are special resolutions, requiring the approval of at least 75% of the votes cast.
Only shareholders as of the close of business on August 27, 2025 (the “Record Date”) are entitled to receive notice of and vote at the 2025 AGM. If you are a shareholder as of the close of business on the Record Date, you may attend, speak, and vote at the 2025 AGM via the Website, by entering the 16-digit control number included on your notices, proxy cards, or voting instruction forms received with this Notice of 2025 AGM, or via live webcast to be made available at the registered office of the Company, where you will be required to present valid photo identification matching that of a shareholder appearing on the Company's register as of the close of business on the Record Date and a copy of a share certificate or other evidence of share ownership. Alternatively, you may appoint a proxy or proxies to attend, speak, and vote on your behalf. A proxy need not be a shareholder. If you wish to appoint as proxy any person other than the individuals specified on the proxy card, please contact the Company Secretary at our registered office for further instructions or deliver to the Company Secretary a proxy card in the form mailed to you or in the form set out in section 184 of the Irish Companies Act 2014 (the “Irish Companies Act”). You may submit questions in advance of the 2025 AGM at www.proxyvote.com and may communicate questions during the meeting through the Q&A function to be made available at the meeting.
Please cast your vote by proxy. You may vote by using the Internet, by telephone, during the 2025 AGM, or by completing, signing, and returning your proxy card by mail by no later than 11:59 a.m. Eastern Daylight Time (11:59 p.m. Singapore Standard Time) on October 24, 2025 (or, if you are a beneficial owner, such earlier time as your bank, broker-dealer, brokerage firm, or nominee may require). Instructions on how to submit your proxy are set forth in the accompanying Proxy Statement.
Further instructions on how to attend, vote, and submit questions at the meeting will be posted on the Website.
If you have any questions about the meeting or require assistance, please call Georgeson LLC, our proxy solicitor, at +1 781 575 2137 or at + 1 800 891 3214 (toll-free within the United States).
During the meeting, management will review Seagate's affairs and will also present Seagate’s Irish statutory financial statements for the fiscal year ended June 27, 2025 (“Fiscal Year 2025” or “FY2025”) and the reports of the directors and auditors thereon. There is no requirement under Irish law that the Irish statutory financial statements be approved by shareholders, and no such approval will be sought at the meeting.

By order of the Board,
September 9, 2025	James C. Lee Executive Vice President, Chief Legal Officer, and Company Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 25, 2025
We will rely on the U.S. Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish proxy materials over the Internet instead of mailing printed copies of those materials to each shareholder. As a result, we are sending our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our Proxy Statement, including our Irish statutory financial statements for Fiscal Year 2025 and any other appendices thereto, the proxy card, and our Annual Report on Form 10-K for Fiscal Year 2025 (collectively, the “Proxy Materials”). The Notice also contains instructions on how to request a paper or email copy of the Proxy Materials. If you have previously elected to receive our Proxy Materials electronically, you will continue to receive these materials via email unless you elect otherwise. A full printed set of our Proxy Materials will be mailed to you automatically only if you have previously made a permanent election to receive our Proxy Materials in printed form. The Proxy Materials are first being mailed on or around September 9, 2025 to shareholders as of the close of business on the Record Date.

IF YOU ARE A SHAREHOLDER WHO IS ENTITLED TO ATTEND, SPEAK, AND VOTE AT THE 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS, THEN YOU ARE ENTITLED TO APPOINT A PROXY OR PROXIES TO ATTEND, SPEAK, AND VOTE ON YOUR BEHALF. A PROXY NEED NOT BE A SHAREHOLDER. IF YOU WISH TO APPOINT AS PROXY ANY PERSON OTHER THAN THE INDIVIDUALS SPECIFIED ON THE PROXY CARD, PLEASE CONTACT THE COMPANY SECRETARY AT OUR REGISTERED OFFICE FOR FURTHER INSTRUCTIONS OR DELIVER TO THE COMPANY SECRETARY A PROXY CARD IN THE FORM MAILED TO YOU OR IN THE FORM SET OUT IN SECTION 184 OF THE IRISH COMPANIES ACT.

Outstanding Equity Awards at 2025 Fiscal Year-End	53
Option Exercises and Shares Vested for Fiscal Year 2025	55
Non-Qualified Deferred Compensation Plans	55
Potential Payments Upon Qualifying Termination or Change in Control	56
Chief Executive Officer Pay Ratio	60
Pay Versus Performance	60
Proposal 3 - A Non-Binding Ratification of the Appointment of Ernst & Young LLP as the Independent Auditors for the Fiscal Year Ending July 3, 2026 and Binding Authorization of the Audit and Finance Committee to Set Auditors' Remuneration	65
Audit and Finance Committee Report	65
Fees to Independent Auditors	67
Pre-Approval of Services by Independent Auditors	67
Proposal 4 - Approval of the Amended and Restated Employee Stock Purchase Plan	68
Proposal 5 - Approval of the Amended and Restated 2022 Equity Incentive Plan	68
Proposal 6 - Grant Board Authority to Allot and Issue Shares	91
Proposal 7 - Grant Board Authority to Opt-out of Statutory Pre-emption Rights	92
Proposal 8 - Determine the Price Range at which the Company can Re-Allot Shares Held as Treasury Shares	94
Certain Relationships and Related Transactions	95
Security Ownership Of Certain Beneficial Owners and Management	96
Shareholder Proposals and Nominations	99
Disclosure of Interests	101
Annual Report	102
Householding	103
Appendix A - Director's Report and Financial Statements For Year Ended June 27, 2025	A-1
Appendix B - Seagate Technology Holdings Public Limited Company Amended and Restated Employee Stock Purchase Plan Purpose	B-1
Appendix C - Seagate Technology Holdings Public Limited Company 2022 Equity Incentive Plan	C-1

Proxy Statement Summary
In this Proxy Statement, “Seagate,” the “Company,” “we,” “us,” and “our” refer to Seagate Technology Holdings plc, an Irish public limited company. This Proxy Statement and the enclosed proxy card, or the Notice of Internet Availability of Proxy Materials, are first being mailed on or about September 9, 2025 to shareholders as of the close of business on the Record Date.
This summary highlights information contained elsewhere in this Proxy Statement. For more complete information about the topics summarized below, please review the entire Proxy Statement and Seagate’s Annual Report on Form 10-K for Fiscal Year 2025.

Meeting Information

Date and Time 5:00 p.m. Singapore Standard Time, October 25, 2025	Internet Link by visiting: www.virtualshareholdermeeting.com/STX2025 or via live webcast to be made available at the registered office of the Company at 10 Earlsfort Terrace, Dublin 2, D02 T380, Ireland	Record Date August 27, 2025

Voting Information

Internet www.proxyvote.com	Telephone +1.800.690.6903	Mail Sign, date and return your proxy card or voting instruction form in the enclosed envelope

Voting:
Shareholders as of the close of business (Eastern Daylight Time) on the Record Date may vote on the proposals. Each ordinary share entitles the holder to exercise one vote per ordinary share per proposal at the 2025 AGM. Your vote is very important. We encourage you to vote in advance of the 2025 AGM.

Attendance:
All shareholders as of the close of business on the Record Date may attend the 2025 AGM. You may attend, speak, and vote at the meeting even if you have completed and submitted a form of proxy. Shareholders may virtually attend, vote, and submit questions at the 2025 AGM on the internet via live webcast at www.virtualshareholdermeeting.com/STX2025 or via live webcast to be made available at the registered office of the Company, 10 Earlsfort Terrace, Dublin 2, D02 T380, Ireland. Instructions on how to attend, vote, and submit questions at the meeting will be posted on that website. Participants intending to attend via live webcast at www.virtualshareholdermeeting.com/STX2025 should ensure that they have a strong Wi-Fi connection and give themselves plenty of time to log in prior to the start of the 2025 AGM. Participants intending to attend via live webcast at www.virtualshareholdermeeting.com/STX2025 will need to demonstrate proof of share ownership by entering the 16-digit control number included on their notices, proxy cards, or voting instruction forms received with their Notice of Proxy Materials. Participants intending to attend via live webcast to be made available at the registered office of the Company at www.virtualshareholdermeeting.com/STX2025 should bring photographic identification to verify their identity as well as proxy cards or voting instruction forms received with their Notice of Proxy Materials to demonstrate proof of share ownership.

Proxy Materials:	The Proxy Materials were first made available to shareholders on or about September 9, 2025.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	1

Proposals, Voting Recommendations and Vote Required
The Board recommends that you vote “FOR” each of the nominees listed in proposal 1 and “FOR” proposals 2 through 8 at the 2025 AGM.

General Proposals:		Vote Required:	Board Recommendation:

1.	Elect Each of the 11 Director Nominees.	Majority of Votes Cast	FOR each nominee
We are asking our shareholders to elect, by separate resolutions, each of the 11 Director Nominees identified in the Proxy Statement.

2.	Approve, in an Advisory, Non-binding Vote, the Compensation of the Company’s Named Executive Officers (“Say-on-Pay”).	Majority of Votes Cast	FOR
We are asking for your approval, on an advisory, non-binding basis, of the compensation of our Named Executive Officers (“NEOs”). While our Board intends to carefully consider the shareholder vote resulting from the proposal, the final vote is advisory and will not be binding on us.

3.
Approve a Non-binding Ratification of the Appointment of Ernst & Young LLP as the Independent Auditors for the Fiscal Year Ending July 3, 2026 and Binding Authorization of the Audit and Finance Committee to Set Auditors’ Remuneration.
		Majority of Votes Cast	FOR

We are asking for your ratification, in a nonbinding vote, of the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2026, and to authorize, in a binding vote, the Audit and Finance Committee of the Board to set the auditors’ remuneration.

4.	Approve the Amended and Restated Employee Stock Purchase Plan.	Majority of Votes Cast	FOR
Approve the Amended and Restated Employee Stock Purchase Plan.

5.	Approve the Amended and Restated 2022 Equity Incentive Plan.	Majority of Votes Cast	FOR
Approve the Amended and Restated 2022 Equity Incentive Plan.

Irish Proposals:		Vote Required:	Board Recommendation:

6.	Grant the Board Authority to Allot and Issue Shares.	Majority of Votes Cast	FOR
We are asking you to grant our Board authority to allot and issue shares. Granting the Board this authority is a routine matter for public companies incorporated in Ireland. This authority is fundamental to our business and granting the Board this authority is a routine matter for public companies incorporated in Ireland.

7.	Grant the Board Authority to Opt-out of Statutory Pre-emption Rights.	At least 75% of Votes Cast	FOR
We are asking you to grant the Board authority to allot and issue shares for cash without first offering them to existing shareholders. Granting the Board this authority is a routine matter for public companies incorporated in Ireland. This authority is fundamental to our business and granting the Board this authority is a routine matter for public companies incorporated in Ireland.

8.	Determine the Price Range for the Re-allotment of Treasury Shares.	At least 75% of Votes Cast	FOR
We are asking you to authorize the price range at which we can re-allot shares held as treasury shares. Granting the Board this authority is a routine matter for public companies incorporated in Ireland. From time to time, we may acquire ordinary shares and hold them as treasury shares. We may re-allot such treasury shares, and, under Irish law, our shareholders must determine the price range at which we may re-allot any shares held in treasury.

During the meeting, management will review Seagate's affairs and will also present Seagate’s Irish statutory financial statements for Fiscal Year 2025 and the reports of the directors and statutory auditors thereon.
There is no requirement under Irish law that the Irish statutory financial statements be approved by shareholders, and no such approval will be sought at the meeting.

2	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Seagate’s Corporate Governance Highlights

■The Board consists of a substantial majority of independent directors (91% as of end of Fiscal Year 2025).	■All directors are elected annually by shareholders.
■Directors must receive a majority of shareholder votes cast to be elected.	■The independent directors meet regularly in executive sessions.
■All Board committees are composed exclusively of independent directors.	■Executive officers are subject to a compensation “clawback” policy.
■Directors and executive officers are subject to share ownership requirements.	■The Board oversees the Company’s enterprise risk management program, including ESG-related risks and cybersecurity.
■The Board and each Board committee perform periodic self-evaluations.	■The Company maintains an anti-hedging policy for all directors and employees.
■The Board reviews and approves succession planning for the Chief Executive Officer, and also undertakes succession planning for members of the Board.	■The Company maintains a policy prohibiting the pledging of Company securities by directors, executive officers and certain other employees.
2026 Annual General Meeting of Shareholders

Deadline for shareholder proposals for inclusion in the fiscal year 2026 Proxy Statement:	May 12, 2026
Period for shareholder nomination of directors for election at the 2026 Annual General Meeting of Shareholders (the “2026 AGM”):	April 12, 2026 to May 12, 2026
For further information, see the section entitled “Shareholder Proposals and Nominations” on page 99 of this Proxy Statement.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	3

Cautionary Statement Regarding Forward-Looking Statements
This Proxy Statement may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical fact. Forward-looking statements generally can be identified by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” “will continue,” “can,” “could,” or the negative of these words, variations of these words, and comparable terminology, in each case, intended to refer to future events or circumstances. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are subject to various uncertainties and risks that could cause our actual results to differ materially from historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for Fiscal Year 2025 and in our Quarterly Reports on Form 10-Q filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based upon information available to us at this time. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, unless required by applicable law.
Incorporation by Reference
To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this Proxy Statement entitled “Report of the Compensation and People Committee” and “Report of the Audit and Finance Committee” (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in that other filing. Unless explicitly stated, information contained on or accessible via our website is not incorporated by reference into this Proxy Statement or any other report we file with the SEC.

4	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

General Information
The following are questions and answers concerning voting, solicitation, and other general information. You should read this entire Proxy Statement carefully.

Why did I receive this Proxy Statement?
We sent you this Proxy Statement or a Notice of Internet Availability of Proxy Materials (the “Notice”) on or around September 9, 2025, because our Board of Directors (the “Board”) is soliciting your proxy to vote at the Company’s 2025 Annual General Meeting of Shareholders (the “2025 AGM”). This Proxy Statement summarizes the information you need to know to vote on an informed basis. If you have received a Notice, it contains a control number that will allow you to access the Notice, our Proxy Statement, including our Irish statutory financial statements for Fiscal Year 2025, the proxy card, and our Annual Report on Form 10-K for Fiscal Year 2025 (collectively, the “Proxy Materials”) online.

Why are there two sets of financial statements covering the same fiscal period?
U.S. securities laws require us to send to you our Annual Report on Form 10-K for Fiscal Year 2025, which includes our financial statements prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). These financial statements are included in the mailing of this Proxy Statement. Irish law requires us to provide you with our Irish statutory financial statements for Fiscal Year 2025, including the reports of our directors and statutory auditors thereon. These are included as Appendix A to this Proxy Statement, are available online at www.proxyvote.com, and, as required under Irish law, will be available at the 2025 AGM.

What do I need to do to attend the 2025 AGM?
All shareholders of record (“record holders”) and beneficial owners (i.e., those whose shares are held via a bank, broker-dealer, brokerage firm, trust, other similar organization, or other nominee record holder (each referred to herein as a “broker”)) as of the close of business on the Record Date may attend the 2025 AGM via live webcast at www.virtualshareholdermeeting.com/STX2025 or via live webcast to be made available at the registered office of the Company.
To attend, vote, and submit questions at the 2025 AGM via live webcast at www.virtualshareholdermeeting.com/STX2025, record holders must enter the 16-digit control number included in your Notice, proxy card, or in the instructions that accompanied your Proxy Materials.
To attend the 2025 AGM virtually via live webcast to be made available at the registered office of the Company, record holders must present valid photo identification, such as a driver’s license or passport, matching that of a shareholder appearing on the Company’s register as of the close of business on the Record Date, and a copy of a share certificate or other evidence of share ownership. If you are a beneficial owner attending via live webcast to be made available at the registered office of the Company, in addition to the foregoing you also must present a letter from your broker showing that you were the beneficial owner of the shares as of the close of business on the Record Date, and if voting at the 2025 AGM, a legal proxy from your broker entitling you to vote your shares in person at the 2025 AGM.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	5

General Information

You may also submit questions in advance of the 2025 AGM at www.proxyvote.com.
The webcast website, www.virtualshareholdermeeting.com/STX2025, is supported on browsers (e.g., Internet Explorer, Firefox, Chrome and Safari) and devices (e.g., desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants attending the 2025 AGM via live webcast at www.virtualshareholdermeeting.com/STX2025 should ensure they have a strong Wi-Fi connection. Check-in online and at the registered office of the Company will be available 15 minutes prior to the meeting. Additional information regarding the rules and procedures for participating in the 2025 AGM will be set forth in our meeting rules of conduct, which you can view during the 2025 AGM at www.virtualshareholdermeeting.com/STX2025.
Anyone who has technical difficulties accessing or using the website during the 2025 AGM should call the technical support number shown on the www.virtualshareholdermeeting.com/STX2025 website.

Who may vote?
You may vote if you are a shareholder of our ordinary shares as of the at the close of business on the Record Date. As of the Record Date, there were 212,968,277 ordinary shares outstanding and entitled to vote.

How do I vote?
We encourage you to vote your shares in advance by submitting your proxy or following the instructions provided by your broker, even if you plan to attend the 2025 AGM.
Record Holders
If you are the record holder, meaning that you own your shares in your own name and not through a broker, you may vote in one of four ways:

■Via the Internet. To vote using the Internet go to www.proxyvote.com and use the control number you were provided on your proxy card or Notice. You will need to follow the instructions on the website.

■By Telephone. To vote via telephone, call +1.800.690.6903 and follow the telephone prompts.

■By Mail. If you received a paper copy of the Proxy Materials in the mail, a printed proxy card has been enclosed. You may mark, sign, date, and mail your proxy card (in the form mailed to you or in the form set out in Section 184 of the Irish Companies Act) to the address indicated on the proxy card, which will then be forwarded to Seagate’s registered office in Ireland electronically. If you have not received a paper copy of our Proxy Materials and wish to vote by mail, please follow the instructions included in the Notice to obtain a paper proxy card. A full printed set of our Proxy Materials will be mailed to you automatically only if you have previously made a permanent election to receive our Proxy Materials in printed form.

■Virtually. Attend the 2025 AGM virtually via live webcast at www.virtualshareholdermeeting.com/STX2025 or via live webcast to be made available at the registered office of the Company, or by appointing one or more proxies (who do not have to be shareholders) to attend the 2025 AGM and cast votes on your behalf in accordance with your instructions. If you wish to appoint as your proxy any person other than the individuals specified in the proxy card, please contact the Company Secretary at our registered office for further instructions. You can vote and submit questions during the meeting at www.virtualshareholdermeeting.com/STX2025. For information on how to attend the 2025 AGM virtually, please see “What do I need to do to attend the 2025 AGM?” above.
The Notice is not a proxy card and it cannot be used to vote your shares. If you wish to appoint as your proxy any person other than the individuals specified in the proxy card, please contact the Company Secretary at our registered office for further instructions or deliver to the Company Secretary a proxy card in the form mailed to you or in the form set out in section 184 of the Irish Companies Act 2014.

6	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

General Information

Beneficial Owners
Beneficial owners must vote their shares in the manner prescribed by their broker. If you do not receive voting instructions, please contact your broker directly. As noted above, beneficial owners wishing to vote at the 2025 AGM via live webcast at www.virtualshareholdermeeting.com/STX2025 will need to obtain a 16-digit control number from their broker and, if attending the 2025 AGM via live webcast to be made available at the registered office of the Company, should bring valid photo identification, a letter from their broker showing that they were the beneficial owner of the shares as of the close of business on the Record Date and a legal proxy from their broker. For information on how to attend the 2025 AGM, please see “What do I need to do to attend the 2025 AGM?” above.

In order to be timely processed, your proxy must be received by 11:59 a.m. Eastern Daylight Time (11:59 p.m. local time in Singapore) on October 24, 2025 (or, if you are a beneficial owner, such earlier time as your broker may require).

May I revoke my proxy?
If you are a record holder of the Company’s shares you may change or revoke your proxy at any time before it is voted at the 2025 AGM by:
■notifying the Company Secretary in writing: c/o Seagate Technology Holdings plc at 10 Earlsfort Terrace, Dublin 2, D02 T380, Ireland, Attention: Company Secretary;
■submitting another properly signed proxy card (in the form mailed to you or in the form set out in section 184 of the Irish Companies Act) with a later date or another Internet or telephone proxy at a later date but prior to the proxy voting deadline described above; or
■by voting electronically via live webcast at www.virtualshareholdermeeting.com/STX2025 or at the registered office of the Company where such live webcast is to be made available.

Merely attending the 2025 AGM does not revoke your proxy. To revoke a proxy, you must take one of the actions described above.

For beneficial owners, you must contact your broker to revoke your proxy. If you are a beneficial owner, merely attending or attempting to vote virtually at the 2025 AGM will not revoke your proxy. See “What do I need to do to attend the 2025 AGM?” above for information on how to attend the 2025 AGM.

How will my proxy get voted?
If your proxy is properly submitted, you are legally designating the person or persons named on the proxy card to vote your shares as you have directed. Unless you name a different person or persons to act as your proxy, Michael R. Cannon and/or James C. Lee (the “Company Designees”) or their substitutes will act as your proxies. If you sign and return your proxy without indicating how your shares are to be voted and name anyone other than a Company Designee as your proxy, that person may vote your shares at their discretion. If you name a Company Designee as your proxy without indicating how your shares are to be voted, the Company Designee will vote your shares as the Board recommends on each proposal in this Proxy Statement and at their discretion regarding any other matter properly presented for a vote at the 2025 AGM. The Board currently does not know of any matters to be raised at the 2025 AGM other than the proposals contained in this Proxy Statement.

If you are a beneficial owner, your broker may vote your shares at their discretion on “routine” matters if your broker does not receive instructions from you.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	7

General Information

The following proposals are routine matters:
■Proposal 3 (A Non-binding Ratification of the Appointment of Ernst & Young LLP as the Independent Auditors for the Fiscal Year Ending July 3, 2026 and Binding Authorization of the Audit and Finance Committee to set Auditors’ Remuneration)
■Proposal 6 (Grant Board Authority to Allot and Issue Shares)
■Proposal 8 (Determine the Price Range for the Re-allotment of Treasury Shares)
However, your broker may not vote your shares on “non-routine” matters if your broker does not receive instructions from you (“broker non-votes”). Broker non-votes will be counted for the purposes of a quorum but will not be counted as votes cast "for" or "against" the non-routine matters, and therefore do not affect the outcome of the vote.
The following proposals are non-routine matters:
■Proposal 1 (Election of Each of the 11 Director Nominees)
■Proposal 2 (Approve, in an Advisory, Non-binding Vote, the Compensation of the Company’s Named Executive Officers (“Say-on-Pay”))
■Proposal 4 (Approve the Amended and Restated Employee Stock Purchase Plan)
■Proposal 5 (Approve the Amended and Restated 2022 Equity Incentive Plan)
■Proposal 7 (Grant Board Authority to Opt-out of Statutory Pre-emption Rights)

What constitutes a quorum?
A quorum is the minimum number of shares required to be present at the 2025 AGM to properly hold an annual meeting and conduct business. The presence at the meeting (virtually or by proxy) of shareholders entitled, as of the Record Date, to exercise a majority of the voting power of the Company is necessary to constitute a quorum to conduct business at the 2025 AGM. Abstentions and broker non-votes are treated as “shares present” for the purposes of determining whether a quorum exists.

What vote is required to approve each of the proposals?
Majority of Votes Cast Required to Approve:
■Proposal 1 (Election of Each of the 11 Director Nominees)
■Proposal 2 (Approve, in an Advisory, Non-binding Vote, the Compensation of the Company’s Named Executive Officers (“Say-on-Pay”))
■Proposal 3 (A Non-binding Ratification of the Appointment of Ernst & Young LLP as the Independent Auditors for the Fiscal Year Ending July 3, 2026 and Binding Authorization of the Audit and Finance Committee to set Auditors’ Remuneration)
■Proposal 4 (Approve the Amended and Restated Employee Stock Purchase Plan)
■Proposal 5 (Approve the Amended and Restated 2022 Equity Incentive Plan)
■Proposal 6 (Grant Board Authority to Allot and Issue Shares)
75% of Votes Cast Required to Approve:
■Proposal 7 (Grant Board Authority to Opt-out of Statutory Pre-emption Rights)
■Proposal 8 (Determine the Price Range for the Re-allotment of Treasury Shares)
Although, as noted above, abstentions and broker non-votes are counted as “shares present” at the 2025 AGM for the purpose of determining whether a quorum exists, they are not counted as votes cast either “for” or “against” the proposals and, accordingly, do not affect the outcome of the vote.

Who pays the expenses of this Proxy Statement?
We have engaged Georgeson LLC (“Georgeson”) to assist in the distribution of the Proxy Materials and the solicitation of proxies. We expect to pay Georgeson a fee for these services estimated at $12,000 plus out-of-pocket expenses. Proxies will be solicited on behalf of our Board by mail, in person, by telephone, and via the Internet. We will bear the cost of soliciting proxies. We will also reimburse brokers for their reasonable out-of-pocket expenses for forwarding Proxy Materials to the beneficial owners for whom they hold shares.

8	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

General Information

How will proxy holders vote on any other matters that may be presented at the 2025 AGM?
Although we do not know of any matters to be presented or acted upon at the 2025 AGM other than the items described in this Proxy Statement, if any other matter is proposed and properly and validly presented at the 2025 AGM, the proxy holders will vote on such matters at their discretion.

How does the Board recommend that I vote?	The Board recommends that you vote your shares “FOR” each of the nominees listed in proposal 1, and “FOR” proposals 2 through 8.

Voting procedures and tabulation.
The Board has appointed a member of the Company’s Legal Department to serve as inspector of elections at the 2025 AGM and to make a written report thereof. Prior to the 2025 AGM, the inspector will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspector will ascertain the number of ordinary shares outstanding, determine the number of ordinary shares present and represented at the 2025 AGM and the validity of proxies and ballots, count all votes and ballots, and perform certain other duties. The determination of the inspector as to the validity of proxies will be final and binding.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	9

PROPOSALS REQUIRING YOUR VOTE

Proposal 1 — Election of Each of the Director Nominees
(Ordinary Resolutions)
The Board currently has 12 directors. Each of the Director Nominees listed below is being nominated to hold office for a one-year term beginning at the end of the 2025 AGM to be held on October 25, 2025, and expiring at the end of the 2026 AGM.
Judy Bruner will be retiring from the Board at the expiration of her current term at the 2025 AGM. The Company thanks Ms. Bruner for her distinguished service on the Board and for her contributions to the Company and our shareholders.
All of the Director Nominees are current Board members. The Nominating and Corporate Governance Committee reviewed the performance and qualifications of the Director Nominees listed below and recommended to the Board, and the Board approved, that each be recommended to shareholders for election at the 2025 AGM to serve for a one-year term. All of the Director Nominees have indicated they will be willing and able to serve as directors.
Vote Required; Recommendation of the Board
Approval of Proposal 1: The election of a director requires the affirmative vote of the holders of a majority of the votes cast. Thus, the number of votes “FOR” each director nominee must exceed the number of votes “AGAINST” that director nominee. Brokers are not authorized to vote on this proposal without instruction from the beneficial owners. Abstentions and broker non-votes will have no effect on this proposal.
Under our Constitution, if a director is not re-elected in a director election, then that director will not be re-appointed and the position on the Board that would have been filled by the director nominee will become vacant, except in limited circumstances. The Board has the ability to fill the vacancy in accordance with the Constitution, provided that any director so appointed will be subject to a resolution approving their appointment at the next annual general meeting of shareholders.
Notwithstanding the requirement that a director nominee requires a majority of the votes cast, as Irish law requires a minimum of two directors at all times, in the event that an election results in either only one or no directors receiving the required majority vote, either the nominee or each of the two nominees, as appropriate, receiving the greatest number of votes in favor of their election shall, in accordance with the Company’s Constitution, hold office until their successor shall be elected.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED FOR ELECTION AS DIRECTORS.

10	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Proposal One
The following table sets forth the names, ages, and certain other information for each of the current directors and Director Nominees as of September 9, 2025. Full biographical information is below.

Name of Director	Age	Director Since	Independent	Audit and Finance Committee	Compensation and People Committee	Nominating and Corporate Governance Committee
Mark W. Adams	61	2024	✓
Shankar Arumugavelu	54	2021	✓	✓
Prat S. Bhatt	58	2020	✓
Judy Bruner(1)	67	2018	✓	✓
Michael R. Cannon(2)	72	2011	✓		✓	✓
Richard L. Clemmer	74	2022	✓			✓
Yolanda L. Conyers	58	2022	✓		✓
Jay L. Geldmacher	69	2012	✓			✓
Dylan G. Haggart	38	2018	✓		✓
William D. Mosley(2)	59	2017
Thomas A. Szlosek	61	2025	✓	✓
Stephanie Tilenius	58	2014	✓	✓
    Committee Chair
    Audit Committee Financial Expert

(1)Ms. Bruner is retiring from the Board at the end of the 2025 AGM and will not stand for re-election.
(2)Effective at the conclusion of the 2025 AGM, Dr. Mosley will succeed Michael R. Cannon as Board Chair, subject to Dr. Mosley’s annual election to the Board by the shareholders of the Company. Mr. Cannon will continue to serve on the Board, assuming the role of Lead Independent Director, subject to Mr. Cannon’s annual election to the Board by the shareholders of the Company and continued qualification as an independent director.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	11

Proposal One

Mark W. Adams President and Chief Executive Officer Penguin Solutions Inc. Age: 61 Director since: 2024
Qualifications That Benefit Our Board:
•Financial, international, business development, technological, and operational expertise through his service as a senior-level executive with several large multinational corporations
•Strong operational expertise, strategic transformation leadership, and global business acumen
•Over 25 years of experience in the technology sector, including semiconductors, memory solutions, and LED lighting
•Currently serving as President and Chief Executive Officer of Penguin Solutions Inc., a specialty memory, storage, and hybrid solutions company, since August 31, 2020
•Previously served on Seagate’s board of directors from January 2017 to October 2022
Prior Experience:
•Chief Executive Officer, Lumileds, Inc. (Feb 2017 – Mar 2019)
•President, Micron Technology, Inc. (Feb 2012 – Feb 2016)
•Various leadership roles at Micron (2006 – Feb 2012)
•Chief Operating Officer, Lexar Media, Inc. (2006)
•Vice President of Sales and Marketing, Creative Labs, Inc. (2002 – 2006)

	Other Current Public Company Directorships: •Penguin Solutions Inc. •Cadence Design Systems, Inc.	Board Committees: •Nominating & Corporate Governance

Shankar Arumugavelu Executive Vice President and President of Global Services Verizon Communications Inc. Age: 54 Director since: 2021
Qualifications That Benefit Our Board:
•Substantial technology, strategy, global operations, cybersecurity, information systems, data, analytics, AI, and infrastructure expertise
•Multi-decade tenure with Verizon Communications Inc. (“Verizon”) and its predecessor companies, with a strong track record in leading enterprise digital transformation initiatives to scale business operations and drive profitable revenue growth
•Currently serving as Executive Vice President and President of Global Services at Verizon since July 2024, where he leads Verizon’s central support services operations and oversees the shared services teams, including information technology, digital, data, analytics and AI, real estate, sourcing, supply chain, and fleet operations
Prior Experience:
•Senior Vice President and Global CIO, Verizon (Oct 2017 – July 2024)
•Senior Vice President and CIO – VCM and Wireless, Verizon (Feb 2015 – Oct 2017)
•Senior Vice President and CIO, Verizon (Jan 2012 – Jan 2015)
•Various leadership roles at Verizon (Feb 2002 – Jan 2012)

	Other Current Public Company Directorships: •None	Board Committees: •Audit & Finance

12	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Proposal One

Prat S. Bhatt Former Chief Accounting Officer Cisco Systems, Inc. Age: 58 Director since: 2020
Qualifications That Benefit Our Board:
•Strong financial oversight, governance experience, and thought leadership in accounting standards and best practices
•Substantial accounting, financial, global operations, strategy, enterprise risk management, and investor relations expertise
•Currently serving on the Board of Directors of RingCentral, Inc. since March 2024, the Governing Board of the Center for Audit Quality since August 2023, and as Trustee of the Financial Accounting Foundation since January 2025
•Previously served on advisory committees to the Financial Accounting Standards Board and the Public Company Accounting Oversight Board, as well as Chair of the Financial Executives International’s Committee on Corporate Reporting
•Regular speaker on financial reporting and accounting topics at Stanford University’s Graduate School of Business and other forums
•Licensed Certified Public Accountant (Retired)
Prior Experience:
•Executive Advisor, Cisco Systems, Inc. (“Cisco”) (Aug 2023 – Jan 2024)
•Chief Accounting Officer, Cisco (July 2009 – July 2023)
•Corporate Controller, Cisco (July 2009 – May 2022)
•Vice President, Finance and Assistant Corporate Controller, Cisco (June 2007 – July 2009)
•Various leadership roles, Cisco (Nov 2000 – June 2007)
•Director of Financial Operations, Kaiser Permanente (June 1999 – Nov 2000)
•Senior Manager, Ernst & Young LLP (Oct 1990 – June 1999)

	Other Current Public Company Directorships: •RingCentral, Inc.	Board Committees: •Audit & Finance

Michael R. Cannon Former President, Global Operations Dell Inc. Age: 72 Director since: 2011
Qualifications That Benefit Our Board:
•Extensive relevant industry expertise, including in the disk drive business and with our major customers
•International, technological, operations, leadership, and research and development expertise
•Significant public company board governance experience and strategic insight into global technology markets
•Currently serving as Seagate’s Chair of the Board since July 2020 and previously served as Lead Independent Director from October 2016 to July 2020
•Former board member of Dialog Semiconductor plc, Elster Group SE, Adobe Systems, Inc., and Maxtor Corporation
Prior Experience:
•Consultant to Dell Inc. (Jan 2009 – Jan 2011)
•President, Global Operations, Dell Inc. (Feb 2007 – Jan 2009)
•President and CEO, Solectron Corp. (Jan 2003 – Feb 2007)
•CEO, Maxtor Corporation (July 1996 – Jan 2003)
•Various senior management positions at IBM
•Engineering and management positions at The Boeing Company

	Other Current Public Company Directorships: •Lam Research Corporation	Board Committees: •Compensation and People •Nominating & Corporate Governance

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	13

Proposal One

Richard L. Clemmer Founding General Partner Socratic Partners Age: 74 Director since: 2022
Qualifications That Benefit Our Board:
•Experience and career success as a Chief Executive Officer and finance leader in the global high-tech industry, including experience with semiconductor, storage, e-Commerce, and software companies
•Deep knowledge of the electronics industry and many of the Company’s largest customers, as well as experience working with private equity investors
•Former board member of Aptiv PLC, NXP Semiconductors N.V., and NCR Corporation, and currently serves on multiple private and non-profit boards
Prior Experience:
•Chief Executive Officer and President, NXP Semiconductors N.V. (2009 – May 2020)
•Senior Advisor, Kohlberg Kravis Roberts & Co. (2007 – 2008)
•President and CEO, Agere Systems Inc. (2005 – 2007)
•Various leadership roles at Texas Instruments, Inc.
•Various leadership roles at Quantum Corporation

	Other Current Public Company Directorships: •HP Inc. •Qorvo, Inc.	Board Committees: •Nominating & Corporate Governance

Yolanda L. Conyers Former Vice President of Global Human Resources and Chief Global Diversity Officer Lenovo Age: 58 Director since: 2022
Qualifications That Benefit Our Board:
•Senior-level executive experience with large multinational corporations, including several companies in Seagate’s industry
•Over 30 years of substantial expertise in talent management, including deep cross-cultural understanding of Asian cultures, diversity, inclusion, organization and leadership development, global operations, the technology industry, and engineering
Prior Experience:
•President, Lenovo Foundation (Jan 2018 – Dec 2020)
•Vice President of Global Human Resources and Chief Global Diversity Officer, Lenovo (Dec 2014 – Dec 2020)
•Various leadership roles at Lenovo (Jan 2007 – Dec 2014)
•Various leadership roles at Dell Technologies
•Various leadership roles at Texas Instruments

	Other Current Public Company Directorships: •None	Board Committees: •Compensation and People

14	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Proposal One

Jay L. Geldmacher President and Chief Executive Officer Resideo Technologies, Inc. Age: 69 Director since: 2012
Qualifications That Benefit Our Board:
•International, technological, and operational expertise along with additional board experience from his service on other public company boards
•Strong public company CEO experience and strategic insight
•Currently serving as President, CEO, and member of the board of directors of Resideo Technologies, Inc., a provider of comfort and security solutions, since May 2020
•Previously served on the board of directors of Verra Mobility and as an Executive Advisory Council Member for Vertiv Corporation
Prior Experience:
•Global CEO and President, Electro Rent Corporation (Sept 2019 – May 2020)
•President and CEO, Artesyn Embedded Technologies (Nov 2013 – Aug 2019)
•Executive Vice President of Emerson Electric Company and President of Emerson Network Power’s Embedded Computing & Power Group (2007 – 2013)
•Group Vice President and President of Emerson Network Power’s Embedded Computing & Power Group (2006 – 2007)
•President, Astec Power Solutions, an Emerson subsidiary (1998 – 2006)

	Other Current Public Company Directorships: •Resideo Technologies, Inc.	Board Committees: •Compensation and People (Chair) •Nominating & Corporate Governance

Dylan G. Haggart Managing Partner & Chief Investment Officer Fivespan Partners Age: 38 Director since: 2018
Qualifications That Benefit Our Board:
•Extensive experience working collaboratively with management and boards of directors on strategy, capital structure, mergers and acquisitions, and talent management
•Experience as an investor and public company board member involved in strategic planning for other large companies across a wide range of industries
•Substantial expertise with complex financial markets issues, capital allocation, strategy, technology, matters of corporate governance, executive compensation, and talent management
•Currently serving as Managing Partner and Chief Investment Officer at Fivespan Partners, an investment firm, since September 2023
•Previously served as Partner at ValueAct Capital from 2013 to 2023, a governance-oriented investment firm that invests in a concentrated portfolio of public companies
•Former board member of Fiserv, Inc.
Prior Experience:
•Partner, ValueAct Capital (2013 – 2023)
•Private Equity Investor, TPG Capital
•Investment Banker, Goldman Sachs

	Other Current Public Company Directorships: •None	Board Committees: •Compensation and People

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	15

Proposal One

William D. Mosley Chief Executive Officer Seagate Age: 59 Director since: 2017
Qualifications That Benefit Our Board:
•Broad-based executive-level experience and in-depth understanding of Seagate’s business strategy and priorities
•Valuable global operational, technological, research and development, and sales and marketing expertise
•Currently serving as Chief Executive Officer of Seagate since October 2017 and a Board member since July 2017
•Joined Seagate in 1996 as Senior Engineer and advanced through increasing leadership roles until promotion to VP
•Holds a Ph.D. in Solid State Physics
Prior Experience:
•President and Chief Operating Officer, Seagate (June 2016 – Sept 2017)
•President, Operations and Technology, Seagate (Oct 2013 – June 2016)
•Executive Vice President, Operations, Seagate (March 2011 – Oct 2013)
•Executive Vice President, Global Sales and Marketing, Seagate (Feb 2009 – March 2011)
•Senior Vice President, Global Disk Storage Operations, Seagate (2007 – 2009)
•Vice President, Research and Development, Engineering, Seagate (2002 – 2007)

	Other Current Public Company Directorships: •Cirrus Logic, Inc.	Board Committees: •None

Thomas A. Szlosek Executive Vice President and Chief Financial Officer AutoNation, Inc. Age: 61 Director since: 2025
Qualifications That Benefit Our Board:
•Over three decades of financial leadership experience, including serving as Chief Financial Officer of two Fortune 500 companies
•Deep expertise in financial controls and external reporting, financial planning and analysis, accounting, tax, internal audit, treasury, investor relations, and real estate
•Demonstrated success in leading global finance organizations across diverse industries, including medical, technology, and manufacturing
•Currently serving on the Board of Directors of RXO, Inc. since November 2022
•Certified Public Accountant
Prior Experience:
•Executive Vice President and Chief Financial Officer, AutoNation, Inc. (Aug 2023 – Present)
•Executive Vice President and Chief Financial Officer, Avantor Inc. (Dec 2018 – Aug 2023)
•Senior Vice President and Chief Financial Officer, Honeywell International (April 2014 – Aug 2018)
•Various leadership roles, Honeywell International (June 2004 – April 2014)

	Other Current Public Company Directorships: •RXO, Inc.	Board Committees: •Audit & Finance

16	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Proposal One

Stephanie Tilenius Founder and Board Advisor Vida Health, Inc. Venture Advisor AI Fund Age: 58 Director since: 2014
Qualifications That Benefit Our Board:
•Senior executive experience in the consumer internet, healthcare services, and software sectors
•Leadership, strategic insight, digital and e-commerce expertise, software and data expertise, and experience as a company founder
•Founder and former Chief Executive Officer of Vida Health, Inc., a mobile telemedicine platform for cardio-metabolic conditions with embedded mental health support, serving Fortune 500 companies and major U.S. healthcare providers
•Currently serving as a Venture Advisor for AI Fund, a venture studio for AI-based companies, since September 2024
•Previously served on other public company boards including Tapestry, Inc., ContextLogic, Inc., and Redbubble Ltd.
Prior Experience:
•Chief Executive Officer, Vida Health, Inc. (2014 – 2023)
•Executive in Residence, Kleiner Perkins Caufield & Byers (June 2012 – Oct 2014)
•Vice President of Global Commerce and Payments, Google Inc. (Feb 2010 – June 2012)
•Various leadership roles at eBay Inc. (March 2001 – Oct 2009)

	Other Current Public Company Directorships: •None	Board Committees: •Audit & Finance

There are no familial relationships between any of the Director Nominees or our executive officers, nor are any of our directors, Director Nominees, or executive officers party to any legal proceedings adverse to us.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	17

Proposal One
Director Skills and Qualifications
The table below summarizes the key qualifications, skills, and attributes that our Board has determined are most relevant to service on our Board. Not having a mark does not mean the director does not possess that qualification or skill. Our directors’ biographies describe each director’s background and relevant experience in more detail.

	Adams	Arumugavelu	Bhatt	Bruner	Cannon	Clemmer	Conyers	Geldmacher	Haggart	Mosley	Szlosek	Tilenius

Competencies
Senior Leadership	✔	✔	✔	✔	✔	✔	✔	✔		✔	✔	✔
Public Company Board	✔		✔	✔	✔	✔		✔	✔	✔	✔	✔
Financial	✔	✔	✔	✔	✔	✔		✔	✔	✔	✔	✔
Risk Management	✔	✔	✔	✔	✔	✔		✔			✔
IT & Data Security		✔	✔	✔		✔		✔			✔	✔
Legal / Regulatory			✔	✔				✔	✔
Accounting and Financial Audit			✔	✔	✔	✔		✔			✔
Human Capital Management		✔		✔	✔	✔	✔	✔	✔	✔		✔
Mergers and Acquisitions	✔		✔	✔	✔	✔		✔	✔		✔	✔
Sales and / or Marketing	✔				✔	✔		✔		✔		✔
R&D					✔			✔		✔
Technology	✔	✔	✔		✔	✔	✔	✔		✔		✔
Manufacturing			✔	✔	✔	✔		✔		✔	✔
International	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔
Government	✔				✔
Cybersecurity		✔	✔	✔		✔					✔	✔
Strategy and Strategic Planning					✔	✔		✔	✔	✔	✔

18	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Corporate Governance
Corporate Governance Guidelines and Committee Charters
Our Corporate Governance Guidelines, together with our Board committee charters, provide the framework for the corporate governance of the Company. This promotes the interests of our shareholders and strengthens our Board and management accountability. Below is a summary of our Corporate Governance Guidelines and Board committee charters. We provide our Corporate Governance Guidelines, the charters of each of our Board committees, and our Code of Conduct and Code of Ethics on our website at investors.seagate.com, under the “Governance” tab.
Role of the Board
The Board, elected annually by our shareholders, oversees the management of the business and affairs of the Company. In this oversight role, the Board serves as the ultimate decision-making body of the Company, except for those matters reserved for the shareholders. The Board has three standing committees: Audit and Finance, Compensation and People, and Nominating and Corporate Governance.
The Board and its committees have the primary responsibilities of:
•    reviewing, monitoring, and approving the Company’s strategic direction, annual operating plan, and major corporate actions;
•    monitoring and evaluating the performance of the Company;
•    hiring and evaluating the performance of our CEO;
•    reviewing and approving compensation of the CEO and other executive officers;
•    reviewing and approving CEO succession planning;
•    overseeing the Company’s management;
•    overseeing the Company’s ethical and legal compliance, including the Code of Conduct and Code of Ethics; and
•    overseeing the Company’s enterprise risk management processes and programs.
Environmental, Social, and Corporate Governance Matters
Our values—Integrity, Innovation, and Inclusion—underpin our strategy and our approach to environmental, social, and governance (“ESG”) matters. Seagate is committed to developing and maintaining sustainable and responsible practices in its global operations. As such, Seagate is a signatory to the Responsible Business Alliance Code of Conduct and the United Nations Global Compact and supports their principles and standards. Management regularly reports to our Board on the outcomes of programs and processes we have established to adhere to these principles and standards, as well as on other ESG matters such as employee development and employee health and safety.
The Board is responsible for the management of ESG opportunities and oversight of related risks. Given the multi-faceted nature of the Company’s approach to ESG and its integration into our overall strategy, the Board believes each of its committees should maintain oversight over the particular ESG matters that fall within their scope rather than concentrating all ESG oversight solely to the Board or to a single Board committee. More specifically, the Nominating and Corporate Governance Committee annually reviews and oversees our governance structure, the Audit and Finance Committee annually reviews our disclosure controls, and the Compensation and People Committee reviews ESG performance metrics.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	19

Corporate Governance
More information on our ESG efforts can be found on the ESG section of our website, www.seagate.com, and in our Fiscal Year 2024 ESG Performance Report, which was prepared in accordance with the Global Reporting Initiative Standards and is responsive to the Sustainability Accounting Standards Board technology and telecommunication sector hardware standards.
Role of the Board in Risk Oversight
The Board has responsibility for oversight of the processes established by management to report and monitor material risks applicable to the Company, including ESG risks and cybersecurity risks. The Board and its committees focus on the Company’s general risk management strategy and the most significant short-term and longer-term risks facing the Company, and regularly review the Company’s processes for monitoring and addressing risks. As part of these efforts, the committees of the Board report to the full Board at regularly scheduled Board meetings on any identified material risks within that committee’s area of responsibility.
Our Board believes that open communication between management and our Board is essential for effective risk oversight and management. As such, the Board and the Compensation and People Committee each receive regular reports from members of management in order to monitor, assess, and manage material risks to our business. In addition, the Audit and Finance Committee receives regular reports from management, including the Chief Information Officer, Chief Information Security Officer, and other members of management on enterprise security, data privacy, and data security risks, controls, and incident preparedness.
Committees of the Board
Audit and Finance Committee
Key Functions of the Audit and Finance Committee of the Board:
•    Oversee the Company’s accounting and financial reporting processes and internal controls, the Company's financial statement audits, and the quality and integrity of the Company's financial statements.
•    Oversee the Company's financial risks, including ESG-related financial or disclosure risks, in the Company’s business, cash position, financing activity, tax position and tax strategy, and corporate development plans, as well as risks associated with the Company's financial reporting and disclosure processes.
•    Oversee risks related to cybersecurity, data privacy, product security and other computerized information system controls, and compliance and ethics matters.
•    Oversee the Company's compliance with legal and regulatory requirements and adherence to ethics policies including the Code of Conduct and the Code of Ethics for Senior Financial Officers.
•    Oversee the performance of the Company’s internal audit function.
•    Oversee the Company's policies with respect to risk assessment and risk management pertaining to the financial, accounting, and tax matters of the Company.
A copy of the charter of the Audit and Finance Committee is available on our website, investors.seagate.com, under the “Governance—Board Structure and Committees” tab.
Compensation and People Committee
Key Functions of the Compensation and People Committee of the Board:
•    Establish the Company’s overall compensation strategy and executive compensation policies.
•    Oversee the Company’s compensation policies, plans, benefits programs, and overall compensation philosophy.

20	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Corporate Governance
•    Review and decide upon executive compensation and benefit programs and approve the compensation for the Company's executive officers and independent directors.
•    Oversee the design and administration of the Company's incentive, equity compensation, and benefits plans, policies, and programs.
•    Periodically review the Company's strategies with respect to human capital management, including but not limited to policies, programs, and initiatives focusing on the Company's culture, talent development, retention, and employee engagement.
•    Oversee the Company's reporting of executive officer compensation.
•    Oversee the risks related to our people, including those created by the Company's compensation programs, arrangements, policies, and procedures, including the activities of the individuals responsible for administering such programs.
•    Review, approve (or recommend to the Board for approval), and administer, including the adoption, amendment, or termination of, any clawback policy allowing the Company to recoup compensation paid to employees.
A copy of the charter of the Compensation and People Committee is available on our website, investors.seagate.com, under the “Governance—Board Structure and Committees” tab.
Compensation Risk Assessment
As noted above, the Compensation and People Committee considers potential risks created by the Company’s executive compensation programs. In addition, the Compensation and People Committee reviews all of its compensation policies and procedures to determine whether they present a significant risk to the Company. Based on these reviews, the Compensation and People Committee has concluded that its compensation policies, programs, and procedures do not create risks that are reasonably likely to have a material adverse effect on the Company.
Nominating and Corporate Governance Committee
Key Functions of the Nominating and Corporate Governance Committee of the Board:
•    Take a leadership role in shaping the corporate governance of the Company, including with respect to Company culture, corporate social responsibility, sustainability, inclusion, and human rights.
•    Identify individuals qualified to become directors, recommend candidates for all directorships and Board committee memberships, and evaluate candidates nominated by shareholders on substantially the same basis as it considers other nominees.
•    Review and make recommendations to the Board with respect to any shareholder proposal that relates to corporate governance, including director candidates recommended by a shareholder.
•    Oversee the Board, Board committees, and director self-evaluation processes.
•    Oversee the Company's risks related to our governance programs, policies, and practices, including director and CEO succession, selection, composition, and evaluation of the Board and its committees, and general corporate governance including with respect to company culture, corporate social responsibility, sustainability, and human rights.
A copy of the charter of the Nominating and Corporate Governance Committee is available on our website, investors.seagate.com, under the “Governance—Board Structure and Committees” tab.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	21

Corporate Governance
Board Leadership Structure
Our Corporate Governance Guidelines permit the roles of Board Chair and CEO to be filled by the same or different individuals, based on the Company’s needs and the best interests of our shareholders. This allows the Board flexibility to determine whether the two roles should be combined or separated based upon the Company’s needs and the Board’s assessment of its leadership from time to time. If the Company does not have an independent Board Chair, a Lead Independent Director will be appointed as part of the organizational structure for the independent directors in order to address the need for independent leadership and perspective. At the present time, the Board believes the interests of all shareholders are best served through a leadership model with a combined Board Chair/CEO position and an independent Lead Independent Director selected by and from the independent directors.
For Fiscal Year 2025, Michael R. Cannon served as Board Chair, and he continues to serve in that capacity. The Board has unanimously elected William D. Mosley, the Company’s current Chief Executive Officer, to the role of Board Chair, effective following the conclusion of the Company’s 2025 AGM. Dr. Mosley has served on the Board, and as CEO, since 2017 and brings significant industry and leadership experience, enabling him to effectively provide leadership to the Board, including with respect to the Board’s risk management oversight responsibilities, and communicate with management regarding Board input. The Board has unanimously elected Michael R. Cannon to the role of Lead Independent Director, effective following the conclusion of the Company’s 2025 AGM.
Board Composition
The Board consists of a substantial majority of independent, non-employee directors (91% as of the end of Fiscal Year 2025). In addition, we require that all members of the Audit and Finance, Compensation and People, and Nominating and Corporate Governance committees of the Board be independent directors.
The Board has determined that each member of each of these three committees is “independent” as defined in the Nasdaq Stock Market (“Nasdaq”) listing rules, and that each member of the Compensation and People Committee and Audit and Finance Committee meet applicable Nasdaq and SEC independence standards for such committees (see “Director Independence Determination” below). The Board has also determined that Mr. Bhatt and Ms. Tilenius are audit committee financial experts, as that term is defined by rules of the SEC, and that each member of the Compensation and People Committee qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Board committee memberships and chairs are rotated periodically, and an independence analysis is conducted annually. In addition, the Nominating and Corporate Governance Committee regularly reviews the range of skills, expertise, and professional background of existing and potential director candidates in deciding on nominations for election to the Board by the Company’s shareholders or for appointment to the Board. The Nominating and Corporate Governance Committee seeks director nominees that would complement and enhance the effectiveness of the existing Board with respect to skills, knowledge, perspectives, experience, and professional background.
Director Independence Determination
The Board, based on its review and the recommendation of the Nominating and Corporate Governance Committee, has determined that all of our directors and Director Nominees, with the exception of William D. Mosley, who serves as CEO of the Company, are independent under the Nasdaq listing rules and the Company’s Corporate Governance Guidelines, which are consistent with the Nasdaq listing rules. When assessing director independence, the Board considers the various commercial, charitable, and employment transactions, affiliations, and relationships known to the Board (including those identified through annual director questionnaires) to exist between the Company and the entities with which our directors or members of their immediate families are, or have been, affiliated. In considering such transactions, the Board determines whether any such transactions are in the ordinary course of business, fair to the Company, and on terms no less favorable than terms generally available to an unaffiliated third party under similar circumstances.

22	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Corporate Governance
Executive Sessions
The Company’s independent directors meet privately in regularly scheduled executive sessions of the Board and Board committees, without management present, to consider such matters as the independent directors deem appropriate. These executive sessions are typically held at each Board and Board committee meeting.
Board, Board Committee, and Annual Meeting Attendance
The Board and the Board committees held the following number of meetings during Fiscal Year 2025:

Board	4
Audit and Finance Committee	9
Compensation and People Committee	4
Nominating and Corporate Governance Committee	5
Each incumbent director attended at least 75% of the total number of meetings of the Board and the Board committees on which they served during Fiscal Year 2025. The Company’s independent directors held executive sessions without management present during the four regularly scheduled quarterly Board meetings held in Fiscal Year 2025, as well as during all regularly scheduled committee meetings.
The Company expects all Board members to attend the 2025 AGM. Nine of the eleven directors who served in such capacity on October 19, 2024, joined the 2024 Annual General Meeting of Shareholders of the Company (the “2024 AGM”).
Board and Committee Evaluations
As mentioned above, the Nominating and Corporate Governance Committee assists the Board in periodically evaluating its performance and the performance of the Board committees. Each Board committee conducts periodic self-evaluations, and the Board conducts periodic peer-to-peer evaluations to determine whether the Board and the committees are functioning effectively and whether any changes are necessary to improve their performance. The effectiveness of individual directors is considered each year when the Board nominates directors to stand for election.
Director Nomination Process
The Nominating and Corporate Governance Committee:
•    conducts an annual review of the performance of the Board, Board committees, and individual directors leading up to the nomination of directors for election by the shareholders;
•    periodically evaluates the makeup of the Board in order to determine whether the diversity of skills, experience, qualifications, perspectives, and other characteristics of the existing board members adequately address the Company’s needs in light of its current strategy;
•    identifies the skills, experience, qualifications, perspectives, and other characteristics needed to enhance further the composition of the Board;
•    makes recommendations to the Board concerning the appropriate size and needs of the Board;
•    on its own, with the assistance of other Board members, management, a search firm, or others, identifies potential candidates for election or appointment to the Board; and
•    seeks to ensure that the Board is composed of members whose skills, experience, qualifications, perspectives, and other professional characteristics, when taken together, allow the Board to satisfy its oversight responsibilities effectively.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	23

Corporate Governance
In nominating candidates, the Nominating and Corporate Governance Committee takes into account, among other things, professional experience, understanding of business and financial issues, ability to exercise sound judgment and make independent analytical inquiries, leadership, achievements, knowledge, and experience in matters affecting the Company’s business and industry. Each nominee should possess a commitment to representing the long-term interests of the shareholders, the highest character and integrity, sufficient time to devote to Board matters, an understanding of the Company’s business, and no conflict of interest that would interfere with performance as a director. From time to time, the Company engages an executive search firm to help identify qualified candidates for consideration by the Nominating and Corporate Governance Committee.
Shareholders may recommend candidates for consideration for Board membership by sending their recommendation to the Company Secretary at the registered office of the Company (details of which are included in this Proxy Statement) in accordance with our Constitution. The Company Secretary will forward the recommendations to the Nominating and Corporate Governance Committee. Candidates recommended by shareholders are evaluated in a substantially similar manner as director candidates identified by any other means.
Term Limits and Retirement
The Board does not have a mandatory retirement age for directors and, because the Nominating and Corporate Governance Committee annually evaluates director nominees for the following year, the Board has decided not to adopt specific term limits for directors.
Director Orientation and Education
The Company has developed an orientation program for all new directors that they are required to attend, which includes receiving and reviewing materials related to our business and operations. We also encourage ongoing education for our directors and reimburse directors for the costs of such continuing director education. In addition, the directors are given full access to management and other employees as a means of providing additional information.
Communications with Directors
Shareholders and other interested parties wishing to communicate with the full Board, the independent directors, or any individual director (including any Board committee Chairperson) may do so in writing by sending a communication to the Board and/or a particular member of the Board, to Seagate Technology Holdings plc, 10 Earlsfort Terrace, Dublin 2, D02 T380, Ireland, Attention: Company Secretary. Depending upon the nature of the communication and to whom it is directed, the Company Secretary will: (i) forward the communication to the appropriate director or directors; (ii) forward the communication to the relevant department within the Company; or (iii) attempt to handle the matter directly (for example, a communication dealing with a share ownership matter), as appropriate.
Code of Ethics
The Company has adopted a Code of Ethics for Senior Financial Officers (“Code of Ethics”) that governs the behavior of certain senior financial officers or other persons performing similar functions within the Company, including the Company's CEO, Chief Financial Officer, and principal accounting officer. It charges them with ethical and honest conduct and compliance with the law in the practice of financial management in all aspects of the Company’s business activities. This Code of Ethics is intended to supplement the Company’s Code of Conduct, which is applicable to our Board of Directors, all employees of the Company, including the CEO, Chief Financial Officer, and principal accounting officer or controller, or persons performing similar functions, as well as contractors. The Code of Ethics and the Code of Conduct are available at investors.seagate.com, under the “Governance—Code of Ethics” and “Governance—Code of Conduct” tabs. Amendments to, or waivers of the Code of Ethics will be disclosed promptly on our website or on a Current Report on Form 8-K filed with the SEC. No such waivers were requested or granted in Fiscal Year 2025.

24	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Corporate Governance
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our securities, to file with the SEC reports of initial ownership (Form 3) and reports of changes in ownership (Form 4 and 5) of our securities. Officers, directors, and greater than ten percent shareholders are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms that they file. Based on our review of copies of Forms 3, 4, and 5 furnished to us as well as communications with our officers, directors, and greater than ten percent shareholders, we believe that all of them complied with the filing requirements of Section 16(a) and we are not aware of any late or missed filings of such reports for Fiscal Year 2025, except for one Form 4 filed on June 6, 2025 for Mr. Michael Cannon, which was late due to an administrative oversight.
Insider Trading, Anti-Hedging and Pledging Policies and Other Trading Restrictions
The Company prohibits its Board members and all employees from taking “short” positions in our securities or engaging in hedging or other monetization transactions with respect to our securities. The Company also prohibits its Board members and all employees from (i) purchasing any financial instruments designed to hedge or offset any decrease in the market value of the Company securities and (ii) engaging in any form of short-term speculative trading in Company securities. Directors, executive officers, and certain other employees are also prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan.
We have also adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the exchange listing standards applicable to us. Under the policy, our directors, executive officers, and certain other employees are prohibited from trading in our securities absent pre-clearance from our designated compliance officer, unless such trades are pursuant to a trading plan (a “10b5-1 plan”) meeting the requirements of Rule 10b5-1 promulgated under the Exchange Act. The 10b5-1 plan must be reviewed and acknowledged by our designated compliance officer and we require that the first trade under a newly adopted 10b5-1 plan take place after the statutory “cooling off” period has passed from the time of adoption of the plan; in addition, a director, executive officer, or other covered employee is only permitted to use one 10b5-1 plan at a time in accordance with the requirements of Rule 10b5-1.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	25

Compensation of Directors
Director Compensation and Share Ownership
It is the Board’s practice to maintain a fair and straightforward non-employee director compensation program that is also designed to be competitive with director compensation programs of the Company’s peers. The Compensation and People Committee periodically reviews the type and form of compensation paid to our non-employee directors and recommends, for approval by the Board, the amount and form of director compensation. The Compensation and People Committee and the Board believe that a substantial portion of the total director compensation should be in the form of equity in the Company. The purpose of this is to better align the interests of the Company’s directors with the long-term interests of its shareholders. As such, the directors are subject to a share ownership requirement of four times their annual cash retainer.
Cash and Equity Compensation
Our director compensation program is designed to (i) provide our non-employee directors with reasonable and appropriate compensation for the work required for a company of our size and scope and (ii) align non-employee directors’ interests with the long-term interests of our shareholders. The program reflects our desire to attract, retain, and utilize the expertise of highly qualified individuals serving on the Board. Director compensation is recommended for adoption to the Board by the Compensation and People Committee, who is advised in this matter by the Compensation Consultant, Semler Brossy, on market trends. Company employees do not receive additional compensation for their service as directors.
Our Fiscal Year 2025 director compensation program for non-employee directors consisted of the elements set forth in the table below.

Compensation Element	Position	Retainer ($)
Cash Retainer
Board of Directors	Board Chair (non-employee)	175,000
	Board Member	100,000
Audit and Finance Committee	Chairperson	35,000
	Member	15,000
Compensation and People Committee	Chairperson	30,000
	Member	10,000
Nominating and Corporate Governance Committee	Chairperson	20,000
	Member	10,000
Annual Restricted Share Unit Award (value, as described below)	Board Chair (non-employee)	350,000
	Board Member	275,000

26	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Compensation of Directors
Each non-employee director elected in connection with the annual election of directors at the 2024 AGM (including non-employee directors re-elected at the annual general meeting) received a restricted share unit (“RSU”) award representing a number of shares equal to $275,000 divided by the average closing share price for the fiscal quarter prior to the award, rounded to the nearest whole share, with the exception of the Board Chair, who received a RSU award representing a number of shares equal to $350,000 divided by the average closing share price for the fiscal quarter prior to the award. If the appointment of a non-employee director occurs other than in connection with the annual election of directors at the 2024 AGM, this dollar amount is pro-rated for the year of appointment. If, prior to commencement of Board service, the newly elected or appointed director was an officer or member of the board of directors of an entity acquired by Seagate, the Board may award a lesser number of RSUs. The grant date for each such award is the date of the director’s election or appointment. Generally, each RSU award will vest on the earlier of the one-year anniversary of the grant date or the next election of directors at an annual general meeting (provided such annual general meeting is held at least 50 weeks after the prior meeting). All RSU awards will become fully vested in the event of a “Change of Control” of Seagate (as such term is defined in the Seagate Technology Holdings plc 2022 Equity Incentive Plan (the “2022 EIP”)).
In addition to the cash compensation and equity awards, all members of the Board are reimbursed for their reasonable out-of-pocket travel expenses incurred in attending Board meetings and other Board-related activities, such as continuing education.
Director Share Ownership Requirement
To align the interests of directors with the Company’s shareholders, the Board has adopted a share ownership requirement of four times the annual board cash retainer (excluding committee retainers, if any) for non-employee directors. The calculation of ordinary shares owned for purposes of the ownership requirement includes: (i) ordinary shares directly or indirectly owned (for example, through a trust), (ii) unvested restricted share awards or RSUs (if any) and, (iii) for any director affiliated with an entity and contractually obligated to assign to such entity any equity awards received as compensation for service as a non-employee director, shares owned by such entity or its affiliates. Until a non-employee director satisfies the mandatory ownership level, they may not sell more than that number of shares that vest pursuant to any outstanding restricted share award or RSU award as is necessary, in each case, to cover the tax liability associated with the vesting or exercise of the equity award. Once a non-employee director has attained the minimum level of Company share ownership, they must maintain this minimum level of Company share ownership until their resignation or retirement from the Board. In setting the share ownership requirement, the Board considered the input of the independent compensation consultant, the Company’s then-current share price, and the period of time, generally, that it would take a non-employee director to reach the required ownership level. Directors who are Company employees are subject to the share ownership requirements described in the section entitled “Compensation Discussion and Analysis—Share Ownership Requirements” of this Proxy Statement. As of June 27, 2025, all of our non-employee directors meet the share ownership requirement.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	27

Compensation of Directors
Fiscal Year 2025 Non-Employee Director Compensation
The compensation paid or awarded to our non-employee directors as of June 27, 2025 for Fiscal Year 2025 is set forth in the table below.

Name of Director	Fees Earned or Paid in Cash ($)	Share Award ($)(1)	All Other Compensation ($)	Total ($)
Mark W. Adams	76,154	294,641	—	370,795
Shankar Arumugavelu	115,000	294,641	—	409,641
Prat S. Bhatt	135,000	294,641	—	429,641
Robert A. Bruggeworth	35,701	—	—	35,701
Judy Bruner	135,000	294,641	—	429,641
Michael R. Cannon	195,000	374,948	—	569,948
Richard L. Clemmer	110,000	294,641	—	404,641
Yolanda L. Conyers	110,000	294,641	—	404,641
Jay L. Geldmacher	140,000	294,641	—	434,641
Dylan G. Haggart	110,000	294,641	—	404,641
Stephanie Tilenius	115,000	294,641	—	409,641
(1)Represents the grant date fair value of RSU awards granted in Fiscal Year 2025 for financial reporting purposes pursuant to the provisions of Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 718, Compensation—Stock Compensation (“ASC 718”), determined by multiplying the number of RSUs granted by the fair value of our ordinary shares on October 19, 2024, the date of grant. Such amounts do not represent amounts actually paid to or realized by the non-employee director. See Note 10 “Share-Based Compensation” in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for Fiscal Year 2025 for information on the RSU valuation assumptions. Additional information regarding the RSUs awarded to or held by each non-employee director on the last day of Fiscal Year 2025 is set forth in the table below.
The aggregate number of outstanding restricted stock units held by each of our non-employee directors as of June 27, 2025 is set forth in the table below. Mr. Bruggeworth(a) did not hold any restricted stock units and none of our non-employee directors held stock options as of June 27, 2025.

Name of Director	Aggregate Number of Outstanding RSUs(b)
Mark W. Adams(c)	2,693
Shankar Arumugavelu	2,693
Prat S. Bhatt	2,693
Judy Bruner	2,693
Michael R. Cannon	3,427
Richard L. Clemmer	2,693
Yolanda L. Conyers	2,693
Jay L. Geldmacher	2,693
Dylan G. Haggart	2,693
Stephanie Tilenius	2,693
(a)Mr. Bruggeworth retired from our Board on October 19, 2024.
(b)Represents outstanding RSUs awarded to our non-employee directors on October 19, 2024.
(c)Mr. Adams commenced service on our Board on October 19, 2024.

28	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Proposal 2 – Approve, in an Advisory, Non-Binding Vote, the Compensation of the Company's Named Executive Officers ("Say-On-Pay")
(Ordinary Resolution)
We are presenting the following proposal, commonly known as a “Say-on-Pay” proposal, which gives you as a shareholder the opportunity to vote, on an advisory, non-binding basis, on the compensation of our NEOs for Fiscal Year 2025, as required by Section 14A of the Exchange Act and the related rules of the SEC. The Board has determined to hold a Say-on-Pay advisory vote each year. You may endorse or not endorse, respectively, the compensation paid to our NEOs by voting for or against the following resolution:
“RESOLVED, as an ordinary resolution, that, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related disclosure contained in the Company’s Proxy Statement, is hereby approved.”
While our Board intends to carefully consider the shareholder vote resulting from the proposal, the final vote is advisory and will not be binding.
In considering your vote, please be advised that our compensation program for our NEOs is guided by our compensation strategy, as further described under the “Compensation Discussion and Analysis” section below:
■CEO compensation tied to performance. In Fiscal Year 2023, annual incentive was converted from a cash to a share payout to further align to shareholder interests. No payout was received for Fiscal Year 2025 due to Company performance. The total actual compensation of our CEO has fluctuated from year to year. In addition, we have implemented a cap on annual incentive funding for all executive officers.
■Long-term equity incentive compensation tied to performance. In Fiscal Year 2025, 50% of the long-term equity incentive awards to our NEOs, including the CEO, were granted in the form of Performance Share Units (“PSUs”), which vest dependent upon the achievement of pre-established financial and operational performance objectives, including return on invested capital and relative total shareholder return.
■Compensation unrelated to performance is limited. We do not have single trigger change of control severance provisions, supplemental executive retirement plans, or excise tax (golden parachute tax) gross-ups for our NEOs.
■Robust share ownership requirements. Our share ownership requirements for our NEOs directly link the interests of management and our shareholders.
Vote Required; Recommendation of the Board
Approval of Proposal 2: The approval of Proposal 2 requires the affirmative vote of the holders of a majority of the votes cast. Thus, the number of votes “FOR” must exceed the number of votes “AGAINST” for this proposal to pass. Brokers are not authorized to vote on this proposal without instruction from the beneficial owners. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 2 TO APPROVE, ON AN ADVISORY, NON-BINDING VOTE, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, THE ACCOMPANYING COMPENSATION TABLES, AND THE RELATED DISCLOSURE CONTAINED IN THIS PROXY STATEMENT.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	29

Compensation Discussion and Analysis
This Compensation Discussion and Analysis provides an overview of our executive compensation program for Fiscal Year 2025 and our executive compensation strategies and objectives, as well as the compensation awarded to our Fiscal Year 2025 NEOs, who are listed below.

Named Executive Officers	Job Title
William D. Mosley	Director and Chief Executive Officer
Gianluca Romano	Executive Vice President and Chief Financial Officer
Ban Seng Teh	Executive Vice President and Chief Commercial Officer
James C. Lee	Senior Vice President, Chief Legal Officer, and Corporate Secretary
John C. Morris	Senior Vice President, Chief Technology Officer
Executive Summary
Fiscal Year 2025 Company Highlights
During Fiscal Year 2025, we experienced significant recovery in demand for our mass capacity storage solutions, particularly among global cloud customers, following an extended period of customer inventory adjustments. To address our customers’ growing data storage needs, we remained committed to advancing our innovation platform. We successfully ramped two high-capacity product platforms, including the Mozaic platform. This platform features Heat Assisted Magnetic Recording (HAMR) technology, marking Seagate as the first to bring this transformative technology to market. HAMR technology offers our customers scalable, cost-efficient storage solutions that address the growing demand for data-driven applications in cloud and edge environments.
In addition, we implemented structural improvements to our business model, focused on sustained cost management and supply discipline. These changes improved demand visibility and contributed to enhanced profitability for the fiscal year. We believe our technology roadmap and improved business model position us well to navigate the current dynamic macroeconomic environment.
Highlights of Fiscal Year 2025 financial performance include:
■Hard Disk Drive (HDD) Volume Growth: Achieved a 49% increase in HDD volume shipments, reaching 595 exabytes. Nearline product volume shipments contributed 84% of total exabytes to cloud and edge data center demand.
■Revenue and Profit Expansion: Delivered a 39% increase in revenue to $9.1 billion, with gross profits more than doubling to $3.2 billion and operating profits tripling to $1.9 billion, in each case, computed in accordance with GAAP. These results highlight strong financial leverage and our commitment to driving sustainable and profitable growth.
■Cash Generation and Shareholder Returns: Generated $1.1 billion in cash flow from operations and $818 million in free cash flow. Returned $600 million to shareholders through dividends, demonstrating our focus on delivering value to our shareholders.
■Enhanced Financial Position: Strengthened our balance sheet by reducing total debt by $684 million, ending the fiscal year with $5.0 billion in gross long-term debt and $891 million in cash and cash equivalents, supporting greater financial stability and flexibility.
Free cash flow is a non-GAAP measure. Free cash flow of $818 million is calculated by subtracting $265 million of cash used in the acquisition of property, equipment and leasehold improvements from GAAP net cash provided by operating activities of $1.1 billion.

30	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Compensation Discussion and Analysis
The following table presents certain key financial metrics for the past three fiscal years.

(in millions except earnings per share, exabytes and gross and operating margin percentages)	Fiscal Year 2025	Fiscal Year 2024	Fiscal Year 2023
Exabytes shipped	595	398	441
Revenues (GAAP)	$9,097	$6,551	$7,384
Gross margin percentage (GAAP)	35%	23%	18%
Operating margin percentage (GAAP)	21%	6%	(5)%
Income (loss) from operations (GAAP)	$1,890	$452	$(342)
Net income (loss) (GAAP)	$1,469	$335	$(529)
Net income (loss) per share (GAAP)	$6.77	$1.58	$(2.56)
Please see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for Fiscal Year 2025 for a more detailed description of our Fiscal Year 2025 financial results.

Fiscal Year 2025 Executive Compensation Highlights
Key highlights of our executive compensation program for Fiscal Year 2025 are as follows:
■Pay Aligned with Performance & Shareholder Value Creation: Our executive compensation program emphasizes at-risk pay closely tied to Company and shareholder outcomes. A significant majority of total direct compensation for our NEOs is performance-based and delivered through long-term equity awards.
In Fiscal Year 2025, incentive outcomes were earned above target, reflecting the Company’s strong financial results, operational execution, and market performance during the year. This alignment between business performance and realized pay underscores our commitment to linking executive compensation with shareholder value creation.
■Balanced Use of ROIC and rTSR Metrics: Beginning in Fiscal Year 2025, relative Total Shareholder Return ("rTSR") was introduced as a standalone metric within our Performance Share Unit ("PSU") program, alongside Return on Invested Capital ("ROIC"), to strengthen alignment with shareholder returns and reinforce long-term value creation. PSU payouts are now based on the weighted achievement of both metrics over the three-year performance period.
■Strong Shareholder Support and Governance Practices: Our Say-on-Pay proposal received approximately 96% approval at the 2024 AGM (excluding abstentions and broker non-votes). We continue to engage with investors and use an independent compensation consultant to ensure our program remains market competitive and aligned with governance best practices.
■Program Updates in Fiscal Year 2025:
•Added rTSR as a discrete performance metric for PSUs (previously a modifier)
•Adjusted PSU weighting between ROIC and rTSR to better reflect both internal financial performance and market-relative returns
•Maintained rigorous stock ownership guidelines and clawback policies to protect shareholder interests

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	31

Compensation Discussion and Analysis
Fiscal Year 2025 Executive Compensation Practices
Our executive compensation policies and practices reinforce our pay-for-performance philosophy and align with commonly viewed best practices and sound governance principles.

What We Do
✓	At least 50% of long-term equity incentives for NEOs are performance-based in connection with the annual review cycle.	✓	Prohibit short sales, hedging, and derivative transactions; restrict pledging by directors, executive officers, and key employees
✓	Caps on performance-based awards and equity incentive compensation	✓	Compensation and People Committee consists solely of independent directors
✓	Incentive awards are tied to financial and operational performance goals	✓	Independent compensation consultant engaged by the Compensation and People Committee
✓	Majority of executive compensation is “at risk” and performance-based	✓	Annual risk assessment of our compensation programs and practices
✓	Clawback provisions apply to incentive compensation	✓	Meaningful ownership requirements for executives and directors
✓	Compensation strategy is reviewed at least annually by the Compensation and People Committee	✓	Equity dilution and burn rate are monitored and kept within competitive norms
✓	Say-on-pay results and shareholder feedback are reviewed annually and considered in compensation decisions

What We Don't Do
X	No “single trigger” change in control benefits	X	No dividend equivalents on unvested awards
X	No excise tax “gross-ups” in connection with a change in control	X	No guaranteed bonuses
X	No guaranteed salary increases	X	No backdating or spring-loading of stock options
X	No defined benefit or supplemental pension plan	X	No excessive perquisites
X	No re-pricing of options without shareholder approval
Our Executive Compensation Strategy
Our executive compensation strategy is intended to drive high performance, strengthen our market position, and increase shareholder value. The goals of our executive compensation programs are to:
■attract and retain talented leaders through competitive pay programs;
■motivate executive officers to achieve and exceed financial, strategic, and other business objectives as set by the Board or Compensation and People Committee;
■align executive officer and shareholder interests to optimize long-term shareholder value with acceptable risk; and
■manage total compensation costs in support of our financial performance.

32	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Compensation Discussion and Analysis
Our Fiscal Year 2025 Executive Compensation Programs

Compensation Element	Designed to Reward	Relationship to Compensation Strategy
Base Salary	Related job experience, knowledge of the Company and our industry, and continued dedicated employment with sustained performance	Attract and retain talented executive officers through competitive pay programs
Annual Incentive Executive Performance Bonus Plan	Achievement of the Company’s annual financial and operational goals
Motivate executive officers to achieve and exceed annual financial, strategic, and other business objectives

Align executive officers and shareholder interests to optimize shareholder value

Manage total compensation costs and align them with financial performance

Long-Term Equity Incentives Equity Awards	Increased shareholder value through achievement of long-term strategic goals based on criteria such as ROIC and rTSR.	Align executive officers and shareholder interests to optimize shareholder value Motivate executive officers to achieve and exceed long-term financial, strategic, and other business objectives

Say-on-Pay Support
At the 2024 AGM, approximately 96% of the votes cast (excluding abstentions and broker non-votes) supported the Company’s executive compensation programs for Fiscal Year 2024. The Board views this strong result as an endorsement of the Company’s pay-for-performance strategy and compensation framework.
The Board and the Compensation and People Committee value this feedback and consider it a reaffirmation that the Company’s executive compensation practices are aligned with shareholder interests, focusing on sustainable profitability, long-term value creation, and market-competitive pay design. Based on this input, no material changes were made to the overall executive compensation strategy in Fiscal Year 2025.
The Board remains committed to ongoing engagement with shareholders and will continue to evaluate Say-on-Pay results, governance trends, and investor perspectives when making future compensation decisions for the Company’s executive officers.

Say-on-Pay Support
2022 AGM	2023 AGM	2024 AGM
88%	96%	96%
Role of the Compensation and People Committee
The Compensation and People Committee oversees the design, development, and execution of Seagate’s executive compensation and employee benefits programs. In fulfilling its responsibilities related to executive compensation, the Compensation and People Committee:
■Establishes financial and operational performance goals used in incentive compensation plans;
■Assesses the CEO’s and other NEOs' performance against those goals;
■Evaluates the competitiveness and mix of each executive officer’s annual bonus and long-term equity incentive targets based on market data and peer benchmarks;

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Compensation Discussion and Analysis
■Determines or recommends adjustments to the total compensation packages of the CEO and other executive officers, including base salary, annual bonus, and long-term equity incentive award opportunities, share ownership requirements, and retention programs; and
■Assesses risk related to the Company's compensation policies and informs the Board of any such risks.
For the CEO, the Compensation and People Committee makes formal recommendations to the independent members of the Board, who determine the final compensation package. The CEO does not participate in decisions regarding his own pay.
The Compensation and People Committee is supported in its work by Seagate’s Chief People and Places Officer and her team, as well as an independent executive compensation consultant.
Role of the Compensation Consultant
During Fiscal Year 2025, the Compensation and People Committee retained Semler Brossy as its independent executive compensation consultant. The firm provided objective advice on compensation matters related to Seagate’s executive officers and non-employee directors.
Semler Brossy reported directly to the Compensation and People Committee and did not provide services to Seagate management during Fiscal Year 2025, except as expressly directed by the Compensation and People Committee. The Compensation and People Committee has sole authority to engage, oversee, and terminate its advisors, and to approve all related fees and engagement terms.
During the fiscal year, Semler Brossy provided comprehensive support, including:
■Executive Compensation Design: Advising on pay philosophy, incentive structure, and award types;
■Market Benchmarking: Delivering peer group analysis and competitive pay assessments;
■Governance & Shareholder Engagement: Offering insights on Say-on-Pay trends and investor expectations;
■Equity Programs: Consulting on long-term incentive plan design and administration;
■Director Compensation: Providing recommendations on non-employee director compensation.
The Compensation and People Committee reviews the independence of its consultant annually, considering the factors required under SEC and Nasdaq rules. Following its review for Fiscal Year 2025, the Compensation and People Committee determined that Semler Brossy is independent and that its engagement did not raise any conflicts of interest.
Role of our CEO and Management in the Compensation Process
Each year, the CEO reviews market data and individual performance assessments to develop compensation recommendations to the Compensation and People Committee for the Company’s executive officers, excluding himself. These recommendations include base salary adjustments (if any), annual incentive targets, and long-term equity award values, and are based on:
■Individual performance and contributions;
■Retention and succession planning considerations; and
■Company performance and available budget.

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Compensation Discussion and Analysis
The Compensation and People Committee reviews the CEO’s recommendations and retains full discretion to approve, modify, or reject them. The CEO does not participate in any discussions or decisions regarding his own compensation. His pay is determined solely by the independent members of the Board, in executive session and without the CEO present.
The Compensation and People Committee is further supported by Seagate’s Chief People and Places Officer and her team, who provide internal data, market analysis, and insights on program design and governance developments.
Executive Market Comparison Peer Group and Benchmark Philosophy
As part of its oversight responsibilities, the Compensation and People Committee reviews executive roles and responsibilities and evaluates market competitiveness using a defined set of peer companies (the “Executive Peer Group”) that compete for similar executive talent. The Compensation and People Committee considers both public disclosures and published compensation surveys from the Executive Peer Group when evaluating base salary, annual incentives, and long-term equity awards for Seagate’s executive officers. The Compensation and People Committee does not benchmark compensation to a specific market percentile.
Executive Peer Group companies are selected annually, with input from the independent compensation consultant, based on the following criteria:
■Industry classification under Global Industry Classification Standard codes 4520 (Technology Hardware & Equipment) or 4530 (Semiconductors and Semiconductor Equipment);
■Market capitalization between 0.5x and 8x that of Seagate;
■Trailing twelve-month ("TTM") revenue between $4 billion and 3x Seagate’s revenue; and
■A comparable business model to Seagate.
The Compensation and People Committee may exercise judgment to include companies that fall outside these guidelines when it determines that it is appropriate.
In setting individual executive compensation targets, the Compensation and People Committee considers several factors—none of which is individually weighted—including:
■The scope and strategic impact of the executive’s role;
■Internal pay equity;
■Market competitiveness;
■Retention risk; and
■The projected value of the total compensation package.
Actual compensation outcomes depend primarily on the Company’s financial and operational performance over time.

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Compensation Discussion and Analysis
The Executive Peer Group for Fiscal Year 2025 included the following companies:

FY2025 Executive Peer Group
Analog Devices, Inc. (ADI)	Juniper Networks, Inc (JNPR)	Microchip Technology Inc. (MCHP)	NXP Semiconductors N.V. (NXPI)
Applied Materials, Inc. (AMAT)	Keysight Technologies, Inc. (KEYS)	Micron Technology, Inc. (MU)	Skyworks Solutions, Inc. (SWKS)
Corning Incorporated (GLW)	KLA Corporation (KLAC)	Motorola Solutions, Inc. (MSI)	Western Digital Corporation (WDC)
Flex Ltd. (FLEX)	Lam Research Corporation (LAM)	NetApp, Inc. (NTAP)	Zebra Technologies Corporation (ZBRA)
For Fiscal Year 2026, the Committee maintained the same selection criteria and methodology which resulted in the removal of two current peers (Applied Materials and Juniper Network) and the addition of two new peers (ON Semiconductor and Pure Storage). Applied materials has been outside of the sales and market value criteria for the past two years and Juniper was acquired by HPE in July 2025. ON Semiconductor has met the sales and market value criteria for the past two years and Pure Storage is smaller and balances with the larger competitors in the group while still being closely aligned on business fit.

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Compensation Discussion and Analysis
How We Determine Individual Compensation Amounts for the NEOs
As discussed above under the heading “Role of our CEO and Management in the Compensation Process,” the CEO recommends to the Compensation and People Committee all compensation elements for our NEOs (other than the CEO) and the Compensation and People Committee determines the value of each compensation element as described below. The CEO recommendations are based upon the CEO’s assessment of each executive officer’s performance and individual retention considerations, as well as the Company’s performance. The CEO does not recommend his own compensation, and the Compensation and People Committee and the independent directors meet without the CEO present when evaluating and setting the CEO’s compensation.
Our Senior Vice President, Chief People and Places Officer and members of her staff assist the Compensation and People Committee in its review of our executive compensation plans and programs, including providing market data on competitive pay practices, program design, and changes in the corporate governance landscape concerning executive compensation matters.
The proportion of each compensation element (i.e., the compensation mix) relative to total compensation varies by individual, although for our executive officers the emphasis is on compensation that is variable and contingent on our financial and operational performance. Variations in the compensation mix among NEOs reflect differences in scope of responsibility as well as Executive Peer Group market data.

Annual Total Target Compensation Mix

Annual Base Salary
Base salaries are the fixed annual cash amounts paid to our executive officers, including the NEOs. In reviewing and determining base salaries, the Compensation and People Committee considers:
■related experience;
■expected future contributions;
■overall ability to influence our financial performance and the strategic impact of the role;
■the ease or difficulty of replacing the incumbent; and
■in the case of executive officers other than the CEO, recommendations of the CEO.

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Compensation Discussion and Analysis
Salaries are reviewed annually and may be modified to reflect significant changes in the scope of an executive officer’s responsibilities and/or market conditions. Our goal is to be competitive with respect to base salary while distinguishing ourselves from the Executive Peer Group by providing a greater emphasis on compensating our executive officers through the use of performance-based incentives that are consistent with our strategy of motivating executive officers to achieve and exceed annual and multi-year business objectives.

Name	FY2024 Base Salary ($)	FY2025 Base Salary After Annual Review ($)	Percent Change YoY (%)
William D. Mosley	1,100,008	1,100,008	—
Gianluca Romano	715,000	715,000	—
Ban Seng Teh(1)	594,815	594,815	—
James C. Lee	525,013	525,013	—
John C. Morris	375,024	375,024	—
(1)For both FY2024 and FY2025, based on the Singapore dollar ("SGD") period-end foreign exchange rate of 0.7847 as of June 27, 2025.
For Fiscal Year 2026, the Compensation and People Committee approved increases to the base salaries of Mr. Mosley, Mr. Romano, Mr. Teh, and Mr. Lee that were generally in line with the base salary increases implemented across the Company to account for inflation, cost-of-living increases, and Mr. Lee's promotion from SVP to EVP. The Compensation and People Committee also approved a base salary of $560,000 for Dr. Morris to reflect both his appointment as Chief Technology Officer in Fiscal Year 2024 and his subsequent promotion from SVP to EVP in Fiscal Year 2026. Although Dr. Morris was appointed as Chief Technology Officer in Fiscal Year 2024, no adjustment was made to his salary at that time due to company-wide salary freezes and organizational restructuring. After a comprehensive review of competitive market data and in recognition of his strong performance and the strategic importance of his role, the Compensation and People Committee determined that an increase was warranted to bring his compensation in line with market benchmarks and ensure continued retention and leadership stability in this critical function.
Annual Incentive Plan - Executive Performance Bonus
EPB Plan
In Fiscal Year 2025, all executive officers participated in our Executive Performance Bonus Plan (“EPB”), designed to drive achievement of the annual financial and operational goals set by the Compensation and People Committee. The Compensation and People Committee believes the EPB supports our growth objectives by preserving cash and aligning executive and shareholder interests through performance-based equity awards.
Under the EPB, following certification of performance achievement after the end of the fiscal year, executives receive their bonus payment entirely in restricted stock units ("RSUs") subject to an additional one-year vesting period. The company adopted this policy in Fiscal Year 2022 to preserve cash and provide longer term alignment with shareholders. The RSU awards to participants include a 30% premium on the dollar value of the earned bonus award since the RSUs have a one-year vesting period and account for the delay in vesting experience and the volatility of the stock price compared to the prior cash-based plan.
The awards are determined using the daily average closing trading price for the prior calendar month, equal to the bonus earned based on performance against pre-established metrics (the "Base Bonus Amount"), and are awarded in the first quarter of the next fiscal year once results are known. If an executive terminates employment before the RSUs vest, the premium is forfeited. However, if the termination is not for cause, the executive receives the base bonus amount in cash at the time of termination. These RSUs are awarded in the first quarter of the next fiscal year once results are known and vest in full on the first anniversary of the grant date.
Target bonus percentages are established by the Compensation and People Committee following its review of market data, and based on the executive’s role and internal pay equity considerations. Actual awards may vary depending on performance against individual and company goals.

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Compensation Discussion and Analysis
For all executive officers other than the CEO, the Compensation and People Committee determines the final award amount. The CEO’s target bonus and actual payout are determined by the independent directors of the Board, based on the Compensation and People Committee’s recommendation and assessment of the CEO’s performance. While the Compensation and People Committee has discretion to reduce an executive’s bonus payout, it does not have discretion to increase it above the amount earned based on performance.
Any individual bonuses payable to our NEOs are based upon each NEO’s target bonus expressed as a percentage of base salary. For Fiscal Year 2025, the following target bonus percentages applied:

Named Executive Officer	FY2025 Base Salary ($)	Target Bonus Percentage (%)	FY2025 Target Amount ($)
William D. Mosley	1,100,008	150	1,650,012
Gianluca Romano	715,000	100	715,000
Ban Seng Teh(1)	594,815	100	594,815
James C. Lee	525,013	85	446,261
John C. Morris	375,024	85	318,770
(1)Based on the SGD period-end foreign exchange rate for Fiscal Year 2025 of 0.7847 as of June 27, 2025.
The funding level for Fiscal Year 2025 was determined based on the Company’s actual performance with respect to attainment of specified levels of the following financial and operating performance metrics:

■revenue (weighted 40%)
■adjusted operating margin (defined as adjusted operating income, divided by revenue) (“AOM”) (weighted 40%)
■our Total Customer Experience (“TCE”) metric, which is a measure of our customers’ overall satisfaction with their Seagate experience, from product quality to responsiveness of service (weighted 20%)
TCE is comprised of three customer satisfaction measurements, which are evaluated quarterly:
For Fiscal Year 2025, the target revenue, AOM, and TCE performance metrics were as set forth in the table below. The preliminary funding for the bonus pool is determined by each individual metric meeting or exceeding the threshold.
On July 26, 2025, the Compensation and People Committee certified the achievement level of the Company’s relevant annual financial and operating performance metrics, which are used for calculating the level of EPB bonus pool funding for Fiscal Year 2025, as described in the below table. Fiscal Year 2025 performance resulted in 190% payout of the EPB bonus pool.

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Compensation Discussion and Analysis

Named Executive Officer	FY2025 Target Amount ($)	Performance Score (%)	FY2025 Payout ($)(2)	EPB RSUs Granted August 20, 2025 (#)(2)
William D. Mosley	1,650,012	190%	4,075,530	27,385
Gianluca Romano	715,000		1,766,050	11,868
Ban Seng Teh(1)	594,815		1,469,193	9,874
James C. Lee	446,261		1,102,265	7,408
John C. Morris	318,770		787,362	5,291
(1)Based on the SGD period-end foreign exchange rate for Fiscal Year 2025 of 0.7847 as of June 27, 2025.
(2)The total values include the impact of the 30% premium. Calculated using $148.83, which is the average closing price of Seagate ordinary shares for the month of July 2025, rounded up to the nearest whole RSU. Shares will vest in full on the first anniversary of the grant date.
Performance was not achieved with respect to the 2024 EPB Plan such that no RSUs were granted with respect to the 2024 EBP Plan during the 2025 Fiscal Year.

Long-Term Equity Incentives
In Fiscal Year 2025, the Compensation and People Committee granted equity awards to the NEOs under the terms of the 2022 EIP. The 2022 EIP is intended to:
■focus executive officers and employees on achieving longer-term financial, strategic, and other business performance goals;
■provide significant reward potential for outstanding cumulative performance by the Company;
■enhance the Company’s ability to attract and retain highly-talented executive officers and employees; and
■provide the Company’s management and employees with an opportunity for greater equity ownership and related incentives to increase shareholder value.
When determining our NEOs’ equity incentive awards, the Compensation and People Committee considers comparable equity incentive awards to executive officers in the Company’s Executive Peer Group, the NEO’s role, individual performance, and potential future contributions. Our equity award guidelines and mix of the type of awards granted are based on an analysis of the unvested equity held by an NEO, the practices of Executive Peer Group companies in awarding equity for similar positions (including equity mix and award values), potential impact on earnings, and the pool of available shares under the 2022 EIP. In determining the award for each NEO, the Compensation and People Committee also considers the Company’s goals for retaining the NEO for the long term.
NEOs are generally awarded equity on an annual basis, as part of our annual award cycle, and these equity incentive awards generally consist of a mix of time-vested restricted share units, performance-based awards, and share options in the case of our Executive Vice Presidents ("EVPs") and CEO (each as governed by the 2022 EIP as described

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Compensation Discussion and Analysis
more fully below), reflecting a strong emphasis on pay-for-performance and the alignment of interests between our NEOs and our shareholders.
For Fiscal Year 2025, the Compensation and People Committee structured each executive’s equity mix to align with market practice and drive long-term shareholder value. The charts below show the proportion of time-based options, time-based RSUs, and performance-based awards for each executive, reflecting their role, career stage, and any one-time arrangements. In connection with his sign-on arrangement, Mr. Lee received 100% of his Fiscal Year 2025 equity award in the form of time-based RSUs. Beginning in Fiscal Year 2026, Mr. Lee’s annual equity awards will follow the standard EVP mix. This mix is designed to reward sustained Company performance while promoting executive retention and alignment with shareholder interests.
For Fiscal Year 2026, we retained the same mix and weighting of award types for all NEOs except Dr. Mosley, who will receive a mix of 50% PSUs, 30% time-based stock options, and 20% RSUs. The Compensation and People Committee adjusted the value of the awards made to our NEOs by an average of 41% after its review of target grant awards for similarly situated executives at our peer group companies and in consideration of each of Messrs. Lee's and Morris' promotion from SVP to EVP.
Options
Stock options are granted with an exercise price equal to the fair market value of Seagate’s ordinary shares on the grant date, defined as the closing price on the Nasdaq Global Select Market. Options generally vest over four years and have a seven-year term. Stock options are intended to align executives' interests with those of shareholders by rewarding long-term share price appreciation.
The Compensation and People Committee typically determines grant size, timing, and vesting schedules during the annual award cycle. For new hires or executives promoted into new roles, grants may follow a different schedule.
Share Awards
Restricted Share Units
RSUs are time-based equity awards that generally vest over four years. 25% of each award vests on the first anniversary of the grant date, with the remainder vesting in equal quarterly installments, subject to continued employment. Each RSU represents the right to receive one ordinary share of Seagate. Dividend equivalents do not accrue on RSUs during the vesting period.
In addition to the four-year RSUs, during Fiscal Year 2025 the Company granted each of the NEOs a special one-time grant of additional RSUs subject to a one-year cliff vesting schedule in light of exemplary performance and leadership efforts during an economic downturn.

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Compensation Discussion and Analysis
As described above, on July 22, 2024, the Company granted Mr. Lee 1,980 RSUs subject to a one-year cliff vesting schedule in connection with his appointment as our Senior Vice President, Chief Legal Officer, and Corporate Secretary.
Fiscal Year 2025 Performance Share Unit Award Structure
The Fiscal Year 2025 PSUs are performance-based equity awards that vest based on both Company performance and continued service over a three-year period. The number of shares earned is based on two performance metrics:
■ROIC, measured annually and averaged over the three-year period (75% weighting); and
■Relative Total Shareholder Return ("rTSR"), based on Seagate’s percentile ranking against the Executive Peer Group over the three-year performance period (25% weighting)
Target PSU payout (100%) is earned if Seagate achieves its ROIC goals and ranks at or above the median of its peers in rTSR. Payouts can range from 37.5% to 200% of the target award based on overall performance.
ROIC was selected for its emphasis on efficient capital deployment and sustainable long-term returns. rTSR was added as a standalone metric in Fiscal Year 2025 to strengthen alignment between executive compensation and shareholder value creation.
ROIC Calculation Summary:
ROIC is calculated as:
The Compensation and People Committee uses a pre-established performance matrix to determine PSU vesting outcomes. The performance goals were established in a manner that the Compensation and People Committee determined would require significant effort to achieve and would not be earned with average or below average performance. PSUs do not accrue dividend equivalents during the vesting period.
Fiscal Year 2025 Vesting Outcomes for Performance Share Units
Fiscal Year 2022 Performance Share Units
In Fiscal Year 2022, the Company granted PSUs (the “FY2022 PSUs”) to Dr. Mosley, Mr. Romano, Mr. Teh, and Dr. Morris. These awards were eligible to vest following a three-year performance period ending on July 1, 2024 (for ROIC) and September 5, 2024 (for rTSR) (i.e., during Fiscal Year 2025), subject to continued employment and the achievement of performance goals.
The FY2022 PSU design was based on two primary metrics:
■Three-year average ROIC as the core performance measure
■rTSR as a modifier

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Compensation Discussion and Analysis
For members of the Company’s leadership team, the number of FY2022 PSUs that may be earned may be increased or decreased by up to 5% based upon achievement of two subjective, qualitative performance modifiers, each of which were established in a manner that the Compensation and People Committee determined would require significant effort to achieve and would not be earned with average or below average performance.
Performance Results:
■The Company’s three-year average ROIC was 50%, resulting in a base payout of 50% of target.
■The average share price increased from $88.62 at the start of the performance period on June 30, 2021 to $111.59 at the end of the performance period on June 30, 2024 (including dividends), generating a 25.93% rTSR.
■Seagate’s rTSR ranked at the 39th percentile relative to the Fiscal Year 2022 Executive Peer Group, applying a 0.89x modifier to the base payout.
As a result, the Compensation and People Committee certified the following PSU vesting outcomes:
■For all executives except the leadership team, the FY2022 PSUs vested at 44.5% of target (50% base × 89% rTSR modifier).
■For the leadership team, the FY2022 PSUs vested at 46.73% of target, reflecting the application of additional modifiers.
Fiscal Year 2024 Executive Strategic Performance Grant
This award is a special, one-time award of PSUs to its executive officers, which was granted on February 20, 2024. This award is subject to performance goals related to the Mozaic product launch and measured over two years, aiming to reinforce near-term focus and incentivize a successful launch of quality Mozaic products for the company's future profitability.
The award is divided into two equally weighted tranches:
■Tranche 1 (50% of target PSUs): Performance measured during calendar year 2024 with vesting on the first anniversary of the date of grant, subject to continued employment through such date
■Tranche 2 (50% of target PSUs): Performance measured during calendar year 2025 with vesting on the second anniversary of the date of grant, subject to continued employment through such date
Each tranche is subject to distinct performance goals related to execution milestones critical to the Mozaic launch. The performance goals were established in a manner that the Compensation and People Committee determined would require significant effort to achieve and would not be earned with average or below average performance.

CY24	Weighting	CY25	Weighting
Units Sold (M)	50%	Units Sold (M)	50%
Target Product Qualification Deadline	50%	Target Product Qualification Deadline	50%
Following the conclusion of the first measurement period, the Compensation and People Committee certified the level of achievement of the performance metrics for the first tranche over the first measurement period, such that the PSUs vested at 100% of target on February 20, 2025. This outcome reflected below-threshold performance on the units sold metric and maximum achievement on the target product qualification deadline metric.

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Compensation Discussion and Analysis
Fiscal Year 2021 Threshold Performance Share Units
Threshold Performance Share Units (“TPSUs”) are performance-based equity awards that align long-term executive incentives with sustained earnings performance. Each TPSU represents the right to receive one ordinary share, subject to both continued employment and the achievement of a minimum adjusted earnings per share (“AEPS”) threshold.
TPSUs are designed with a maximum seven-year vesting period and may vest as early as year four, depending on performance. Vesting of each 25% tranche is contingent on the Company achieving a minimum AEPS of $1.00 for the fiscal year immediately preceding the scheduled vesting date. If the AEPS threshold is not met for a given year, vesting is delayed—but not lost—as unvested tranches may vest cumulatively in a future year if the AEPS threshold is subsequently achieved. However, any TPSUs that remain unvested after the seven-year performance period are forfeited.
AEPS is defined as diluted earnings per share calculated in accordance with U.S. GAAP, excluding (a) share-based compensation expenses and (b) material, unusual, or non-recurring items not anticipated when the performance target was established. These exclusions are consistent with the Company’s publicly reported non-GAAP financial measures. No dividend equivalents accrue during the vesting period.
TPSUs were discontinued for the CEO and EVP population beginning in Fiscal Year 2022 to align more closely with market practices. However, previously granted TPSUs will continue to be reported until fully vested or forfeited.
With respect to the TPSUs granted in Fiscal Year 2021:
■The Company did not meet the AEPS threshold for Fiscal Year 2023, and as a result, the 25% tranche scheduled to vest in FY2024 was delayed.
■The AEPS threshold was met in Fiscal Year 2024, which triggered cumulative vesting of 50% of the award (the missed 25% from FY2023 and the scheduled 25% from FY2024) during Fiscal Year 2025.
As of the end of Fiscal Year 2025, all outstanding TPSUs granted to Dr. Mosley, Mr. Romano, and Mr. Teh are now fully vested, and Mr. Lee and Dr. Morris do not hold any TPSUs.
Severance and Change in Control Benefits
We provide severance benefits to assist in aligning executive officer and shareholder interests in the event of a potential “change in control” (as such term is defined under “Compensation of Named Executive Officers—Potential Payments upon Termination or Change in Control” below), to remain competitive in attracting and retaining executive officers, and to support organizational changes necessary to achieve our business strategy. The purpose of the Ninth Amended and Restated Seagate Technology Executive Severance and Change in Control Plan (the “Severance Plan”) is to:
■provide for the payment of severance benefits to the executive officers, including the NEOs, in the event their employment with the Company or any applicable subsidiary is terminated without cause or they resign for good reason;
■encourage our executive officers, including the NEOs, to continue employment in the event of a potential change in control; and
■provide our executive officers, including the NEOs, with generally the same types of severance benefits in connection with a qualifying termination of employment.

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Compensation Discussion and Analysis
All of our executive officers are eligible to receive a level of severance benefits under the terms of the Severance Plan that reflects their level of responsibility within our organization, the strategic importance of their position, and a market-competitive level of severance for comparable positions within the Executive Peer Group. For further details on the Severance Plan, see the section below titled “Compensation of Named Executive Officers—Potential Payments Upon Qualifying Termination or Change in Control.”
Retirement Savings, Welfare, and Other Benefits and Perquisites
Our NEOs are eligible to participate in a broad range of benefits in the same manner as non-executive employees. Seagate does not offer separate benefits for executive officers, other than severance benefits (see “Severance and Change in Control Benefits” above).
Retirement Savings Plan
Eligible employees on US Payroll, including our NEOs (except Mr. Teh), may participate in the Seagate 401(k) Plan by deferring a portion of their salary, subject to IRS limits. Contributions are held in accounts managed by an independent trustee and invested at the direction of the participant.
The Company provides a match of $0.50 for every $1.00 contributed, up to 6% of eligible compensation, on a biweekly basis for pretax and/or Roth contributions. The annual maximum match is $6,000. Matching contributions are fully vested.
Employee Stock Purchase Plan
Our ESPP provides our eligible employees, including our NEOs, the opportunity to purchase our common stock through payroll deductions and is designed to comply with Section 423 of the Code. See “Proposal 4 – Approval of the Amended and Restated Employee Stock Purchase Plan” for more information regarding the material terms of the ESPP.
Non-Qualified Deferred Compensation Plan
Seagate maintains the 2015 Seagate Deferred Compensation Plan (the “SDCP”) to provide a select group of U.S.-based senior employees, including our NEOs (except Mr. Teh), with the opportunity to defer additional compensation on a pre-tax basis beyond the limits of traditional retirement plans. The SDCP is designed to support long-term financial planning by allowing participants to defer eligible earnings and invest them in a tax-deferred manner.
Eligibility
Eligible employees are notified annually and must either be a vice president or higher level employee or meet one of the following compensation thresholds:
■A base salary of $215,000 or more, or
■A combined base salary and target commissions of $300,000 or more.
Deferral Elections
Participants may elect annually to defer:
■Up to 70% of base salary
■Up to 70% of commissions (sales employees only)
■Up to 100% of annual cash-based performance bonuses
■Bonus amounts paid in equity or equity-based awards are not eligible for deferral.

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Compensation Discussion and Analysis
Deferral elections must be made during the designated open enrollment period (typically November–December) and are generally irrevocable for the plan year. In the event of an unforeseeable emergency distribution, the participant’s deferral election will be automatically cancelled for the remainder of the year and the following year.
Plan Funding and Investment Options
The SDCP is an unfunded, non-qualified plan. Deferred amounts and notional earnings are recorded as unsecured obligations of the Company and remain part of Seagate’s general assets. Participants select from a menu of investment options, and earnings (or losses) are based on the actual performance of the selected funds.
Distribution Options
Participants may elect to receive their deferred amounts:
■Upon retirement or termination: As a lump sum or in quarterly installments over up to 15 years (for deferrals relating to service prior to January 1, 2020).
■As an in-service distribution: As a lump sum or in installments over 2 to 5 years beginning at a specified date.
■Upon disability: Per the retirement/termination election.
■Upon death: As a lump sum to the designated beneficiary, paid no later than the end of the calendar year of death or within 2.5 months thereafter.
■Upon an unforeseeable emergency: Requested amount (once approved) to be paid as a lump sum within 90 days following approval.
Change in Control
Unless otherwise determined in advance by the Seagate Benefits Administrative Committee, the SDCP will be terminated upon a change in control, and participants will receive a lump-sum distribution of their account balance within 30 days of the event.
Details of deferrals, earnings, and balances for participating NEOs are provided in the table titled “Non-Qualified Deferred Compensation Plans” under the “Compensation of Named Executive Officers” section.
Health and Welfare Benefit Plans
We maintain a standard complement of health and welfare benefit plans for our employees, including our NEOs, which provide medical, dental and vision benefits, employee assistance, health savings and flexible spending accounts, short-term and long-term disability insurance, accidental death and dismemberment insurance and life insurance coverage. These benefits are provided to our NEOs on the same terms and conditions as they are provided to our other employees.
Perquisites
We generally do not provide perquisites to our NEOs other than executive physicals and, in certain limited business-related circumstances, reimbursement for the travel costs of the NEO’s spouse or significant other. If an NEO’s travel on our corporate aircraft includes a personal element, the NEO is required to fully reimburse us for the aggregate incremental cost of any such usage. We consider the value of perquisites in assessing the competitiveness of our total compensation package to that of Executive Peer Group companies.

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Compensation Discussion and Analysis
Other Company Policies and Compensation Considerations

Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation over $1 million paid to “covered employees” in any fiscal year. While the Compensation and People Committee considers tax deductibility as one factor in its decision-making, it also takes into account other business priorities. The Committee maintains the flexibility to approve or adjust compensation arrangements—even if they are not fully deductible—when doing so supports Seagate’s overall compensation philosophy and strategic objectives.
Securities Trading; Prohibitions Against Hedging and Pledging
We prohibit short sales, hedging of share ownership positions, and transactions involving derivatives of our ordinary shares for all employees and directors, and place restrictions on pledging of our ordinary shares as collateral for loans for directors, executive officers, and certain other employees. Please see the “Corporate Governance – Anti-Hedging and Pledging Policy and Other Trading Restrictions” section above for information on our Securities Trading Policy.
Pay Recovery Policy (Clawback)
The Company currently maintains two pay recovery policies applicable to executive officers. The first Pay Recovery Policy is intended to eliminate any reward for intentional misrepresentation of financial results. It provides standards for recovering compensation from our executive officers and other officers who hold the position of Senior Vice President and above (collectively, "Designated Officers"), where such compensation was based on incorrectly reported financial results due to the fraud or willful misconduct of such Designated Officer. The Designated Officer's repayment obligation applies to any cash bonus paid, share award issued (whether or not vested) and/or vested during the covered period (as defined below) or options exercised during the period commencing with the date that is four years prior to the beginning of the fiscal year in which a restatement is announced, and ending on the date recovery is sought (the "covered period").
The second policy is our Executive Compensation Recovery Policy adopted by the Compensation and People Committee and effective as of December 13, 2023. This policy was adopted to comply with Section 10D of the Exchange Act and the Nasdaq listing standards adopted in 2023 as mandated by the Dodd-Frank Act. Under the policy, which applies to the company's current and former "officers" under Rule 16a-1(f) of the Exchange Act, the Company must recover erroneously awarded, incentive-based compensation on a pre-tax basis, subject to very limited exceptions, to the extent the applicable financial reporting measure was attained during the three-year period preceding the date the Company is required to prepare an accounting restatement. Recovery is triggered by accounting restatements that correct errors that are material to previously issued financial statements, as well as restatements that correct errors that are not material to previously issued financial statement but would result in a material misstatement if (a) the errors were left uncorrected in the current report or (b) the error correction was recognized in the current period. The policy requires recovery regardless of whether a covered person engaged in any misconduct or is at fault.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	47

Compensation Discussion and Analysis
Practices Related to the Grant of Equity Awards
Stock option and other annual equity award grants are generally made to executive officers on an annual basis according to a pre-established schedule that coincides with the Company’s fiscal year-based performance management cycle, allowing the Board and Compensation and People Committee to grant equity awards close in time to performance appraisals. Annual equity-based compensation awards to our executive officers are approved annually at the July meeting of the Board (for our CEO) or the Compensation and People Committee (for all other executive officers), with a grant date that has historically occurred in September. The dates of these meetings are generally scheduled at least one year in advance.
In addition, with respect to the timing of our equity award grants:
■We do not time the grant of equity-based awards in coordination with the release of material, non-public information and have never had a practice of doing so; and
■We have never timed and do not plan to time the release of material, non-public information for the purpose of affecting the value of employee or Board compensation.
During Fiscal Year 2025, we did not grant stock options, stock appreciation rights, or similar option-like instruments to our named executive officers during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.
Share Ownership Requirements
We established share ownership requirements to ensure that our NEOs hold a meaningful equity stake in the Company and, by doing so, link their interests with those of our shareholders. Shares directly or indirectly owned (for example, through a trust), along with unvested RSUs (if any), are included in the calculation of ordinary shares owned for purposes of the ownership requirements, but time-based and performance-based options and unvested RSUs granted under the EPB, TPSUs, and PSUs are not counted until they are exercised or vested, as applicable. NEOs are expected to meet the ownership requirements within five years of the date upon which the NEO first becomes subject to the requirements. NEOs are measured against the applicable guideline on the last day of each fiscal year, and the results are reported to the Compensation and People Committee.
Our NEOs are required to own shares in an amount equal to an applicable target value based on a multiple of annual base salary. Our NEOs are required to meet the following requirements:

Named Executive Officer	Role	Ownership Guideline Salary Multiple	Guideline Met(1)
William D. Mosley	Chief Executive Officer	6x	Yes
Gianluca Romano	Executive Vice President	3x	Yes
Ban Seng Teh	Executive Vice President	3x	Yes
James C. Lee	Senior Vice President	2x	Yes
John C. Morris	Senior Vice President	2x	Yes
(1)As of June 27, 2025.

48	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Compensation Discussion and Analysis
Compensation and People Committee Report
The Compensation and People Committee has reviewed and discussed the Compensation Discussion and Analysis with management and the Board. In reliance on the review and discussions referred to above, the Compensation and People Committee approved the inclusion of the Compensation Discussion and Analysis in the Company’s Proxy Statement for Fiscal Year 2025.

Respectfully submitted, THE COMPENSATION AND PEOPLE COMMITTEE

Jay L. Geldmacher, Chair Michael R. Cannon Yolanda L. Conyers Dylan G. Haggart
Compensation and People Committee Interlocks and Insider Participation
None of the members of the Compensation and People Committee during Fiscal Year 2025 were employees of the Company or any of its subsidiaries at any time during Fiscal Year 2025, have ever been an officer of the Company or any of its subsidiaries, or had a relationship with the Company during that period requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated by the SEC. No executive officers of the Company served on the compensation committee of any other entity or as a director of an entity that employed any of the members of the Compensation and People Committee during Fiscal Year 2025.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	49

Compensation of Named Executive Officers
Our Summary Compensation Table for Fiscal Year 2025 below shows the total compensation of each of our NEOs with respect to Fiscal Years 2025, 2024, and 2023. The amounts reported reflect rounding, which may result in slight variations between amounts shown in the Total column and the sum of its components as reflected in the table.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Share Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
William D. Mosley Chief Executive Officer	2025	1,100,008	—	12,964,806	3,103,580	—	8,533	17,176,927
	2024	676,928	—	10,393,544	2,553,855	—	7,400	13,631,727
	2023	973,084	—	8,380,742	2,074,982	—	7,400	11,436,208
Gianluca Romano Executive Vice President and Chief Financial Officer	2025	715,000	—	7,736,128	1,947,793	—	7,570	10,406,491
	2024	440,000	—	6,250,828	1,304,342	—	7,400	8,002,570
	2023	632,500	—	2,918,142	706,406	—	7,400	4,264,448
Ban Seng Teh(3) Executive Vice President, Chief Commercial Officer	2025	594,815	—	4,122,513	852,235	—	31,518	5,601,081
	2024	442,391	—	3,486,263	760,746	—	8,489	4,697,889
	2023	513,203	—	1,865,056	441,677	—	19,524	2,839,460
James C. Lee(4) Senior Vice President, Chief Legal Officer & Corporate Secretary	2025	525,013	—	2,781,602	—	—	7,900	3,314,515
John C. Morris(4) Senior Vice President, Chief Technology Officer	2025	375,024	—	2,483,818	—	—	5,875	2,864,717
	2024	324,544	—	2,518,608	—	—	7,400	2,850,552
(1)Amounts shown in this column do not reflect the actual value realized by the NEOs. In accordance with SEC rules, these amounts for Fiscal Year 2025 reflect the aggregate of (i) the grant date fair value, as calculated in accordance with ASC 718 (excluding the effect of estimated forfeitures), of RSUs and stock options granted during the year, (ii) the grant date fair value of PSUs, granted during the year, based on the probable outcome of related performance conditions at target levels, and (iii) the target value of annual bonuses and the 30% bonus premium for each NEO that will be delivered in RSUs pursuant to the Executive Performance Bonus Program and accounted for under ASC 718. See the section titled “Annual Incentive Plan - Executive Performance Bonus” above for further information. The aggregate grant date fair value for awards under the Executive Performance Bonus Program, assuming achievement of the highest level of performance in Fiscal Year 2025, is $4,290,032 for Dr. Mosley, $1,859,000 for Mr. Romano, $1,546,520 for Mr. Teh, $1,160,278 for Mr. Lee and $828,804 for Dr. Morris. The aggregate grant date fair value for PSUs granted in Fiscal Year 2025, assuming achievement of the highest level of performance, is $13,337,662 for Dr. Mosley, $8,368,877 for Mr. Romano, $3,662,102 for Mr. Teh, and $2,092,473 for Dr. Morris. For additional information on the valuation assumptions used in calculating these amounts, see Note 10, “Share-Based Compensation,” in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for Fiscal Year 2025.
(2)Amounts reported in the “All Other Compensation” column are itemized in the supplemental “All Other Compensation for Fiscal Year 2025” table below.
(3)The compensation, initially paid in SGD due to the NEOs' location in Singapore, was converted to USD using the Fiscal Year 2025 exchange rate of 0.7847 as of June 27, 2025.
(4)Dr. Morris was not an NEO in fiscal year 2023 and Mr. Lee joined the Company in Fiscal Year 2024.

50	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Compensation of Named Executive Officers
All Other Compensation for Fiscal Year 2025

Name	Perquisites ($)(1)	401(k) Matching Contributions ($)(2)	Company Contribution to HSA ($)(3)	Company Contribution to CPF ($)(4)	Total ($)
William D. Mosley	2,533	6,000	—	—	8,533
Gianluca Romano	1,570	6,000	—	—	7,570
Ban Seng Teh(5)	20,802	—	—	10,716	31,518
James C. Lee	—	6,000	1,900	—	7,900
John C. Morris	—	5,875	—	—	5,875
(1)Amounts reported in this column reflect perquisites provided to certain NEOs, including:(i) the aggregate incremental cost to the Company for executive physicals for Mr. Romano is $1,570 and Mr. Teh is $5,261. A portion of these physicals was covered under the executives’ health insurance plans and is therefore not included in the reported amount; only the cost paid by the Company in excess of insurance coverage, which is not generally available to all employees, is reported as a perquisite; and (ii) the incremental cost to the Company of $2,533 for guest travel for Mr. Mosley to attend a Company-sponsored sales achievement trip, and $12,122 for guest travel and attendance at the same trip for Mr. Teh, plus a related tax gross-up of $3,419 provided to cover imputed income for Mr. Teh for this benefit.
(2)Reflects 401(k) Plan matching contribution made by the Company for the NEO and available to all U.S. employees who participate in the 401(k) Plan. The maximum matching amount was $6,000 per calendar year. The amount may be higher or lower for a particular fiscal year depending on the timing and amount of the employee’s contribution for preceding and following years.
(3)Reflects Company-paid Health Savings Account (“HSA”) contributions to eligible participants, which are made on a calendar-year basis. In 2025, Seagate contributed up to $500 for employee-only coverage and up to $1,000 for family coverage, as applicable.
(4)Reflects Company contribution to the Singapore Central Provident Fund (“CPF”). For Mr. Teh, CPF employer contribution was at 1,020 SGD per month through December 2024. The salary ceiling increased to 1,147 SGD per month for calendar year 2025.
(5)The compensation, initially paid in SGD due to the NEOs' location in Singapore, was converted to USD using the Fiscal Year 2025 exchange rate of 0.7847 as of June 27, 2025.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	51

Compensation of Named Executive Officers
Grants of Plan-Based Awards Table for Fiscal Year 2025

	Type of Award	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Share Awards: Number of Shares or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Share and Option Awards ($)
			Threshold (#/$)	Target (#/$)	Maximum (#/$)
William D. Mosley	EPB	7/20/2024(1)	$1,072,508	$2,145,016	$4,290,032	—	—	—	2,145,016
	Time Option	9/9/2024(2)	—	—	—	—	103,060	$101.34	3,103,580
	PSU	9/9/2024(3)	32,205	64,410	128,820	—	—	—	6,668,831
	RSU	9/9/2024(4)	—	—	—	38,650	—	—	3,702,284
	RSU	9/9/2024(5)	—	—	—	4,550	—	—	448,676
Gianluca Romano	EPB	7/20/2024(1)	$464,750	$929,500	$1,859,000	—	—	—	929,500
	Time Option	9/9/2024(2)	—	—	—	—	64,680	$101.34	1,947,793
	PSU	9/9/2024(3)	20,208	40,415	80,830	—	—	—	4,184,439
	RSU	9/9/2024(4)	—	—	—	24,250	—	—	2,322,908
	RSU	9/9/2024(5)	—	—	—	3,035	—	—	299,281
Ban Seng Teh	EPB	7/20/2024(1)	$386,630	$773,260	$1,546,520	—	—	—	773,260
	Time Option	9/9/2024(2)	—	—	—	—	28,300	$101.34	852,235
	PSU	9/9/2024(3)	8,843	17,685	35,370	—	—	—	1,831,051
	RSU	9/9/2024(4)	—	—	—	10,610	—	—	1,016,332
	RSU	9/9/2024(5)	—	—	—	1,165	—	—	114,881
James C. Lee	EPB	7/20/2024(1)	$290,070	$580,139	$1,160,278	—	—	—	580,139
	RSU	7/22/2024(4)	—	—	—	21,780	—	—	2,201,463
John C. Morris	EPB	7/20/2024(1)	$207,201	$414,402	$828,804	—	—	—	414,402
	PSU	9/9/2024(3)	5,053	10,105	20,210	—	—	—	1,046,237
	RSU	9/9/2024(4)	—	—	—	10,105	—	—	967,958
	RSU	9/9/2024(5)	—	—	—	560	—	—	55,222
(1)Amounts shown reflect the threshold, target, and maximum potential payouts under our Fiscal Year 2025 Executive Performance Bonus Program, inclusive of the 30% bonus premium. The grant date of July 20, 2024 indicates the date of program approval by the Compensation and People Committee. Actual bonus amounts earned, including the 30% bonus premium, will be granted in the form of RSUs in August 2025, which will vest in August 2026. The number of RSUs will be determined by dividing the earned bonus amount by the average closing price of Seagate ordinary shares for the month of July 2025, rounded up to the nearest whole RSU, and will vest in full on the first anniversary of the grant date. The target value of these bonus awards and the 30% premium on such target amount has been included in the Summary Compensation Table for Fiscal Year 2025. See the section titled “Annual Incentive Plan - Executive Performance Bonus” above for further information.
(2)Unless otherwise indicated, options awarded during Fiscal Year 2025 under the 2022 EIP are subject to a four-year vesting schedule. 25% of the shares subject to the options vest one year after the grant date and then 1/48th of the shares subject to the options vest monthly thereafter, contingent on continuous service through the applicable vesting dates. For a description of the options, refer to the section entitled “Compensation Discussion and Analysis—Long-Term Equity Incentives—Options.”
(3)Unless otherwise indicated, PSUs awarded during Fiscal Year 2025 under the 2022 EIP vest after the end of a three-year performance period, subject to both continuous service and the achievement of the applicable financial and operational performance criteria. For a description of the PSUs, refer to the section entitled “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Performance Share Units.” In accordance with SEC rules, this represents the aggregate grant date fair value calculated in accordance with ASC 718, excluding the effect of estimated forfeitures. For all PSUs, we have assumed the probable outcome of related performance conditions as defined by ASC 718 at target levels. For additional information on the valuation assumptions, see Note 10 “Share-Based Compensation” in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for Fiscal Year 2025.
(4)RSUs awarded during Fiscal Year 2025 under the 2022 EIP are subject to a four-year vesting schedule, other than 1,980 of the RSUs granted to Mr. Lee, which were subject to a one-year vesting schedule. For those subject to a four-year vesting schedule, 25% of the shares vest one year after the grant date and then 6.25% of the shares vest quarterly thereafter, contingent on continuous service through the applicable vesting dates. For Mr. Lee’s RSUs subject to a one-year vesting schedule, all of the shares vested one year after the grant date. For a description of the RSUs, refer to the section entitled “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Restricted Share Units.”
(5)RSUs awarded during Fiscal Year 2025 under the 2022 EIP are subject to a one-year vesting schedule. 100% of the shares vest one year after the grant date. These special RSUs awarded during Fiscal Year 2025 under the 2022 EIP were granted in recognition of NEOs’ leadership efforts during the economic downturn.

52	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Compensation of Named Executive Officers
Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of June 27, 2025.

		Option Awards				Share Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
William D. Mosley	9/9/2020(1)	167,100	—	46.23	9/9/2027	—	—
	9/9/2021(1)	90,075	6,005	87.34	9/9/2028
	9/9/2022(1)	82,555	37,525	68.83	9/9/2029
	9/11/2023(1)	61,950	79,650	64.31	9/11/2030
	9/9/2024(1)	—	103,060	101.34	9/9/2031
	9/9/2022(3)					75,045	10,614,365
	9/11/2023(3)					177,000	25,034,880
	2/20/2024(4)					11,807	1,669,982
	9/9/2024(3)					96,616	13,665,368
	9/9/2024(3)					32,204	4,554,934
	9/9/2021(5)					9,007	1,273,950
	9/9/2022(5)					14,075	1,990,768
	9/11/2023(6)					29,871	4,224,954
	7/20/2024(7)					27,385	3,873,334
	9/9/2024(8)					4,550	643,552
	9/9/2024(6)					38,650	5,466,656
Gianluca Romano	9/9/2021(1)	3,352	2,012	87.34	9/9/2028
	9/9/2022(1)	5,962	12,775	68.83	9/9/2029
	9/11/2023(1)	10,547	40,680	64.31	9/11/2030
	9/9/2024(1)	—	64,680	101.34	9/09/2031
	9/9/2022(3)					25,550	3,613,792
	9/11/2023(3)					90,380	12,783,348
	2/20/2024(3)					11,807	1,669,982
	9/9/2024(3)					20,206	2,857,936
	9/9/2024(3)					60,624	8,574,658
	9/9/2021(5)					3,017	426,724
	2/22/2022(5)					14,043	1,986,242
	9/9/2022(5)					4,792	677,780
	9/11/2023(6)					15,255	2,157,667
	7/20/2024(7)					11,868	1,678,610
	9/9/2024(8)					3,035	429,270
	9/9/2024(6)					24,250	3,429,920

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	53

Compensation of Named Executive Officers

		Option Awards				Share Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Ban Seng Teh	9/9/2021(1)	—	939	87.34	9/9/2028
	9/9/2022(1)	—	7,988	68.83	9/9/2029
	9/11/2023(1)	—	23,727	64.31	9/11/2030
	9/9/2024(1)	—	28,300	101.34	9/9/2031
	9/9/2022(3)					15,970	2,258,797
	9/11/2023(3)					52,730	7,458,132
	2/20/2024(4)					5,905	835,203
	9/9/2024(3)					8,842	1,250,612
	9/9/2024(3)					26,528	3,752,120
	9/9/2021(5)					1,408	199,148
	9/9/2022(5)					2,996	423,754
	9/11/2023(6)					8,901	1,258,957
	7/20/2024(7)					9,874	1,396,579
	9/9/2024(8)					1,165	164,778
	9/9/2024(6)					10,610	1,500,678
James C. Lee	7/20/2024(7)					7,408	1,047,788
	7/22/2024(6)					19,800	2,800,512
	7/22/2024(8)					1,980	280,051
John C. Morris	9/9/2022(3)					7,985	1,129,398
	9/11/2023(3)					30,130	4,261,588
	2/20/2024(4)					4,427	626,155
	9/9/2024(3)					15,158	2,143,948
	9/9/2024(3)					5,052	714,554
	9/9/2021(5)					1,885	266,614
	9/9/2022(5)					2,496	353,034
	9/11/2023(6)					8,476	1,198,845
	7/20/2024(7)					5,291	748,359
	9/9/2024(6)					10,105	1,429,251
	9/9/2024(8)					560	79,206
(1)Options are subject to a four-year vesting schedule. 25% of the shares subject to the options vest one year after the grant date, and then 1/48th of the shares subject to the options vest monthly thereafter, contingent on continuous service through the applicable vesting dates. For more information, see the section entitled “Compensation Discussion and Analysis—Long-Term Equity Incentives—Options.”
(2)Value based on the closing price of our ordinary shares on June 27, 2025 of $141.44.
(3)These PSUs were issued under the 2022 EIP. The PSUs vest after the end of a three-year performance period, subject to both continuous service and the achievement of the applicable performance criteria. If the minimum performance threshold is not achieved, no PSUs will vest and the PSUs will be forfeited at the end of the performance period. The PSUs are described in more detail above under “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Performance Share Units.”
(4)These special, one-time PSUs were issued under the 2022 EIP. The PSUs vest 50% each year in a two-year performance period, subject to both continuous service and the achievement of the applicable performance criteria. If the minimum performance threshold is not achieved, no PSUs will vest and the PSUs will be forfeited at the end of the performance period. The PSUs are described in more detail above under “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Executive Strategic Performance Share Unit Grant."
(5)These RSUs were issued under the 2012 EIP and the 2022 EIP and are subject to a four-year vesting schedule. These RSUs vest 25% each of the first four anniversaries of the date of grant, contingent on continuous service.
(6)These RSUs were issued under the 2022 EIP and are subject to a four-year vesting schedule. These RSUs vest 25% on the first anniversary of the grant date, and then in equal quarterly installments thereafter, contingent on continuous service. For a description of these RSUs, refer to the section entitled “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Restricted Share Units.”
(7)These RSUs were granted under the 2022 EIP based on actual performance under the Fiscal Year 2025 EPB following certification of achievement by our Compensation Committee on July 26, 2025. These RSUs vest in full on the first anniversary of the date of grant, contingent on continued service. The EPB is described in more detail above under “Compensation Discussion and Analysis—Annual Incentive Plan—Executive Performance Bonus—EBP Plan.”
(8)RSUs awarded during Fiscal Year 2025 under the 2022 EIP are subject to a one-year vesting schedule. 100% of the shares vest one year after the grant date, contingent on continued service.

54	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Compensation of Named Executive Officers
Option Exercises and Shares Vested for Fiscal Year 2025

	Option Awards		Unit Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
William D. Mosley	296,132	$18,624,717	127,695	$13,337,145
Gianluca Romano	78,921	$2,794,269	64,828	$6,713,348
Ban Seng Teh	78,226	$3,837,398	27,992	$2,866,040
James C. Lee	—	—	—	—
John C. Morris	—	—	22,270	$2,318,983
(1)The value realized on exercise is the aggregate of the market value on each exercise date multiplied by the number of shares exercised on each such date less the total option price paid on such exercise date. Market value is defined as the sale price for same-day-sale exercises and as the closing market price of our ordinary shares on the date of the transaction for exercise-and-hold exercises.
(2)The value realized on vesting is the aggregate of the closing market price for our ordinary shares on each vesting date multiplied by the number of shares that vested on such day, or if a vest date was a non-market day, the closing market price for our ordinary shares on the prior market day.
Non-Qualified Deferred Compensation Plans

Name	Executive Contributions in Fiscal Year 2025 ($)(1)	Registrant Contributions in Fiscal Year 2025 ($)	Aggregate Earnings in Fiscal Year 2025 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Fiscal Year 2025 End ($)(2)
William D. Mosley	—	—	46,608	—	548,671
Gianluca Romano	—	—	—	—	—
Ban Seng Teh	—	—	—	—	—
James C. Lee	—	—	—	—	—
John C. Morris	—	—	—	—	—
(1)Amount is included in Fiscal Year 2025 compensation in the “Salary” column of the Summary Compensation Table for Fiscal Year 2025.
(2)Includes executive contributions already reported in the Summary Compensation Table for Fiscal Year 2025 or a prior fiscal year, with the exception of earnings on contributions, as such earnings are not considered to be at above-market rates.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	55

Compensation of Named Executive Officers
Potential Payments upon Termination or Change in Control
As discussed above in the section entitled “Compensation Discussion and Analysis—Severance and Change in Control Benefits,” the Compensation and People Committee adopted the Severance Plan to provide consistent severance benefits to NEOs who are terminated without cause or resign for good reason. In addition to severance, NEOs are entitled to receive payment of deferred compensation amounts in the event of a termination of employment or a change in control, as described above under “Compensation Discussion and Analysis—Non-qualified Deferred Compensation Plans.”
Termination Without Cause or Resignation For Good Reason Outside of a Change in Control Period
Under the Severance Plan, if an NEO’s employment is terminated by the Company without “cause” (as defined in the Severance Plan) or by the NEO for “good reason” (as defined in the Severance Plan), the NEO is entitled to receive the following severance payments and benefits, subject to the NEO's execution of an effective release of claims against the Company and compliance with certain non-competition, non-solicitation, and confidentiality covenants:
■a severance payment equal to a pre-determined number of months of base salary and geographic location (24 months for the CEO, 20 months for NEOs who are U.S. EVPs (or up to 24 months for NEOs who are based in Singapore), and 16 months for NEOs who are SVPs);
■any earned but unpaid annual bonus for the year immediately preceding the year in which the termination of employment occurs;
■prorated bonus for the year in which the termination of employment occurs based on the number of days elapsed from the beginning of the fiscal year until the termination date at the most recently accrued performance level; and
■paid outplacement services for a period of 24 months for the CEO and EVPs, or 18 months for SVPs.
The severance payments and benefits are generally payable within 20 business days following the “payment confirmation date” (as defined in the Severance Plan) in an amount equal to the lesser of (a) 50% of the severance benefit and (b) $690,000, with the remaining amount payable twelve months following the date of termination for the CEO and US-EVPs, and six months and one day following termination for Singapore-EVPs and SVPs.
If an NEO is terminated for any qualifying reason outside a change in control period, the Severance Plan does not provide for any accelerated vesting of outstanding equity awards. Instead, the terms of any vesting acceleration are governed by the applicable award agreement. Upon termination of an NEO’s continuous service for any qualifying reason (other than death or disability): (i) the award agreements provide that vesting will cease and, where applicable, the Company will automatically reacquire all unvested shares without payment of consideration, and (ii) the option agreements provide that all unvested options will be cancelled effective as of the termination date, although NEOs, as well as all other option holders, would have three months to exercise options that are vested as of the date of termination except that an option may not be exercised after the expiration of its term.
Termination Without Cause or Resignation For Good Reason During a Change in Control Period
The Severance Plan provides for enhanced severance benefits if a NEO is terminated by the Company without cause or resigns for good reason during the period commencing six months prior to the effective date of a “change in control” (or “CIC”, as defined in the Severance Plan) and ending 24 months following such date. In the event of a qualifying termination within a change in control period, the NEO would be entitled to receive the following severance payments and benefits, subject to the NEO's execution of an effective release of claims against the Company and compliance with certain non-competition, non-solicitation, and confidentiality covenants:
(1)a severance payment equal to a multiple of the sum of the NEO's base salary and target bonus (3.0 for the CEO, 2.0 for U.S. EVPs (or for EVPs based in Singapore, 2.0x base salary and 1.5x target bonus), and 1.5 for SVPs);

56	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Compensation of Named Executive Officers
(2)any earned but unpaid annual bonus for the year immediately preceding the year in which the termination of employment occurs;
(3)lump sum cash payment equal to two times the before-tax annual cost of the applicable COBRA premiums for the NEO and their eligible dependents, if any (applicable for U.S. executives only);
(4)paid outplacement services for a period of 24 months for the CEO and EVPs, or 18 months for SVPs; and
(5)full vesting of all unvested equity-based awards (whether awarded prior to or following the adoption of the Severance Plan), with performance for any performance-based equity awards based on actual performance through the closing date of the CIC.
The severance payments and benefits would generally be payable within 20 business days following the “payment confirmation date,” in an amount equal to the lesser of (a) 100% of the severance benefit and (b) $690,000), with the remainder, if any, payable six months and one day following the termination date.
In the event that the benefits payable following a change in control exceed the safe harbor limits established in Section 280G of the Code, we will reduce the benefits so that no excise tax will apply under Section 4999 of the Code (relating to Section 280G of the Code), if such reduction will result in a higher after-tax benefit to the NEO. We do not provide a gross-up for any taxes payable on severance benefits, and the NEO is responsible for the payment of all such taxes, including any excise taxes imposed on change in control payments and benefits.
Termination due to Death or Disability
In the event a termination of employment occurs due to an NEO’s death or disability, the NEO would not be entitled to any benefits under the Severance Plan. However, in the event of termination of employment due to an NEO’s death or disability, the Compensation and People Committee has the discretion under the terms of the EPB to pay to the NEO or the NEO’s estate a pro-rated target bonus for the fiscal year in which the termination occurs.
The terms of the RSU, TPSU, and option agreements for our NEOs provide that vesting will cease upon a termination due to disability, and the Company will automatically reacquire all unvested shares without payment of consideration. However, for a termination due to death, the NEO will be deemed to have completed an additional year of service as of the termination date for the purpose of determining the portion of an option award that will be vested at termination.
Additionally, the PSU agreements for our NEOs provide that in the event of a termination due to death or disability, the service requirement applicable to a pro-rata portion of the awards based on the number of days from the beginning of the performance period until the termination date will be deemed satisfied such that such PSUs remain outstanding and eligible to become earned based on actual Company performance at the end of the applicable performance period.
Potential Payments Upon Termination of Employment Table
The following table sets forth for each NEO (i) the estimated value of the potential severance payments and severance to each NEO assuming termination of the NEO by the Company without cause or by the NEO for good reason (a “Qualifying Termination”) on June 27, 2025; (ii) the estimated value calculated as of June 27, 2025 of the potential payments to each NEO, assuming a Qualifying Termination on such date during a change in control period; and (iii) the estimated value as of June 27, 2025 of the potential payments and severance benefits to each NEO, assuming termination of the NEO due to death on such date, or in the case of PSUs only, disability.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	57

Compensation of Named Executive Officers

Name	Type of Benefit	Qualifying Termination Outside Change in Control Period ($)	Qualifying Termination Within Change in Control Period ($)	Separation Due to Death (or, if applicable, Disability) ($)
William D. Mosley	Severance	2,200,016	3,300,024	—
	Outplacement Benefit(1)	4,105	4,105	—
	Bonus(2)	—	—	—
	Accelerated Vesting of Stock Options(3)	—	13,325,671	7,043,054
	Accelerated Vesting of Restricted Share Units(4)	—	13,599,880	7,779,200
	Accelerated Vesting of Performance-Based Restricted Share Units(5)	—	33,911,937	12,284,347
	Health Care Benefit	—	62,156	—
	Total(6)	2,204,121	64,203,773	27,106,601
Gianluca Romano	Severance	1,191,667	1,430,000	—
	Outplacement Benefit(1)	4,105	4,105	—
	Bonus(2)	—	—	—
	Accelerated Vesting of Stock Options(3)	—	6,767,758	3,380,144
	Accelerated Vesting of Restricted Share Units(4)	—	9,107,604	5,843,594
	Accelerated Vesting of Performance-Based Restricted Share Units(5)	—	17,391,745	5,283,774
	Health Care Benefit	—	67,769	—
	Total(6)	1,195,772	34,768,981	14,507,512
Ban Seng Teh(7)	Severance	1,931,880	1,931,880	—
	Outplacement Benefit(1)	3,383	3,383	—
	Bonus(2)	—	—	—
	Accelerated Vesting of Stock Options(3)	—	3,595,702	1,824,592
	Accelerated Vesting of Restricted Share Units(4)	—	3,547,315	1,918,775
	Accelerated Vesting of Performance-Based Restricted Share Units(5)	—	9,324,432	3,094,000
	Health Care Benefit	—	—	—
	Total(6)	1,935,263	18,402,712	6,837,367
James C. Lee	Severance	700,017	787,519	—
	Outplacement Benefit(1)	4,105	4,105	—
	Bonus(2)	—	—	—
	Accelerated Vesting of Stock Options(3)	—	—	—
	Accelerated Vesting of Restricted Share Units(4)	—	3,080,563	1,505,063
	Accelerated Vesting of Performance-Based Restricted Share Units(5)	—	—	—
	Health Care Benefit	—	63,011	—
	Total(6)	704,122	3,935,198	1,505,063
John C. Morris	Severance	500,032	562,536	—
	Outplacement Benefit(1)	4,105	4,105	—
	Bonus(2)	—	—	—
	Accelerated Vesting of Stock Options(3)	—	—	—
	Accelerated Vesting of Restricted Share Units(4)	—	3,326,952	1,785,821
	Accelerated Vesting of Performance-Based Restricted Share Units(5)	—	5,315,598	1,755,553
	Health Care Benefit	—	66,914	—
	Total(6)	504,137	9,276,105	3,541,374

58	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Compensation of Named Executive Officers
(1)Represents the estimated amounts payable for outplacement services for 24 months for CEO and EVPs or 18 months for SVPs following a qualifying termination.
(2)As previously disclosed, the Compensation and People Committee decided not to fund the EPB and to not award a bonus for Fiscal Year 2024. If there had been an award, the RSUs awarded would have been canceled and the original bonus amount (not including the premium) paid in cash instead.
(3)Represents the value of options that receive accelerated vesting as a result of a qualifying termination assuming that the market price per Seagate ordinary share on the date of the qualifying termination of employment was equal to the closing price on June 27, 2025 ($141.44 per share) and are based on the difference between this price and the exercise price of options held by the NEO. As a result, the amounts represented do not include any value for the acceleration of options that have an exercise price greater than $141.44 or for options that were already vested as of June 27, 2025.
(4)Represents the value of RSU awards that receive accelerated vesting as a result of a qualifying termination assuming that the market price per Seagate ordinary share on the date of the qualifying termination of employment was equal to the closing price on June 27, 2025 ($141.44 per share).
(5)Represents the value of PSU awards that receive accelerated vesting as a result of a qualifying termination assuming that the market price per Seagate ordinary share on the date of the qualifying termination of employment was equal to the closing price on June 27, 2025 ($141.44 per share). In addition, the value of accelerated PSUs is calculated assuming achievement of the target level of performance at the end of the three-year performance measurement cycle. The amount disclosed as payable upon termination due to death is also payable upon termination due to disability.
(6)Calculations do not include the impact of any potential reduction pursuant to the application of the safe harbor limit under Section 280G of the Code pursuant to the relevant provisions of the Severance Plan.
(7)Based on the Singapore dollar (“SGD”) period-end foreign exchange rate for Fiscal Year 2025 of 0.7847, as of June 27, 2025.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	59

Chief Executive Officer Pay Ratio
We are a large multinational provider of data storage technology and solutions. We conduct our business internationally and as of June 27, 2025, had around 30,000 regular, intern, and fixed-term employees, of whom approximately 25,000 were located in our Asia operations.
For Fiscal Year 2025, the median annual total compensation of all employees of the Company, excluding our CEO, was $19,948, and the annual total compensation of our CEO was $17,176,927, as reported in the “Summary Compensation Table for Fiscal Year 2025” on page 50 of this Proxy Statement. Accordingly, the ratio of our CEO’s annual total compensation to the median annual compensation of all employees (excluding the CEO) was 861:1.
The median employee was identified as of June 27, 2025, based on total compensation for all full-time, part-time, temporary, and intern employees (excluding independent contractors and “leased” workers), converted to U.S. dollars where applicable. Total compensation included base salary, annual incentives, overtime, shift differentials, other cash allowances, and the grant-date fair value of any equity awards, calculated in accordance with ASC Topic 718.
Actual CEO total compensation was determined in accordance with Item 402(c)(2)(x) of Regulation S-K. We did not use any exemptions allowed under SEC rules. The ratio is a reasonable estimate, and comparisons to other companies may not be meaningful due to differences in workforce demographics, pay structures, and calculation methodologies.

Pay Versus Performance
The following table sets forth additional compensation information, as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, of our Principal Executive Officer ("PEO") and our non-PEO NEOs, along with certain Total Shareholder Return ("TSR"), net income, and ROIC performance results, for our fiscal years ending in 2021, 2022, 2023, 2024, and 2025:

Year (a)	Summary Compensation Table Total for William D. Mosley (1) (b)	Compensation Actually Paid to William D. Mosley (1)(2)(3) (c)	Average Summary Compensation Table Total for Non-PEO NEOs (d)	Average Compensation Actually Paid to Non-PEO NEOs (2)(3) (e)	Value of Initial Fixed $100 Investment Based On: (4)		Net Income ($)(m) (h)	Company Selected Measure: ROIC (%)(5) (i)
					TSR (f)	Peer Group TSR (g)
2025	$17,176,927	$57,393,073	$5,546,701	$14,650,182	$358	$229	$1,469	116%
2024	13,631,727	31,274,781	4,417,598	8,654,378	255	241	335	64%
2023	11,436,208	4,811,598	3,270,494	171,402	147	215	(529)	16%
2022	13,210,318	3,559,186	6,482,662	3,153,551	157	155	1,649	78%
2021	11,641,189	36,801,611	3,241,870	8,283,027	192	156	1,314	77%
(1)William D. Mosley was our PEO during all of our fiscal years 2021, 2022, 2023, 2024, and 2025. The individuals comprising the non-PEO NEOs for each fiscal year presented are: (i) in Fiscal Year 2025, Mr. Romano, Mr. Teh, Dr. Morris, and Mr. Lee, (ii) in fiscal year 2024, Mr. Romano, Mr. Teh, Dr. Morris, and Mr. Chong, (iii) in fiscal year 2023, Mr. Romano, Mr. Teh, Ms. Katherine E. Schuelke, Mr. Jeffrey D. Nygaard, and Mr. Ravi Naik, (iv) in fiscal year 2022, Mr. Romano, Mr. Nygaard, Mr. Naik, and Mr. Teh, and (v) in fiscal year 2021, Mr. Romano, Mr. Nygaard, Mr. Naik, and Mr. Teh.
(2)The amounts shown for Compensation Actually Paid, or "CAP", have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs during the applicable year. These amounts reflect the amounts reported in the "Total" column of the Summary Compensation Table with certain adjustments as described in footnote 3 below.

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Pay Versus Performance
(3)The following provides additional information regarding the adjustments made to the amounts reported in the "Total" column of the Summary Compensation Table for our PEO and the non-PEO NEOs in order to determine Compensation Actually Paid. Fair Value amounts are calculated in accordance with FASB ASC Topic 718.

	SCT (a)	Grant Date Value of New Awards (b)	Year-End Fair Value of New Awards (i)	Change in Value of Outstanding and Unvested Awards Granted in Prior Fiscal Years (ii)	Change in Value of Vested Awards Granted in Prior Fiscal Years (iii)	Fair Value of Vested Awards Granted and Vested in Current Fiscal Year (iv)	Fair Value at Start of Fiscal Year of Awards That Failed to Meet Vesting Conditions (v)	Total Equity Award Adjustments (c) = (i)+(ii)+(iii)+(iv)+(v)	CAP (a)-(b)+(c)

PEO ($)	17,176,927	16,068,386	28,839,554	23,211,212	4,233,765	—	—	56,284,532	57,393,073
Non-PEO NEOs ($)	5,546,701	4,981,022	8,285,461	5,222,751	769,907	—	(193,617)	14,084,503	14,650,182
(4)The Peer Group TSR set forth in this table shows the cumulative total shareholder return with respect to the Dow Jones US Computer Hardware Index (“DJUSCR Index”), which we also utilized in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Reports for the fiscal years 2021, 2022, 2023, 2024, and 2025. The Company’s TSR and the Peer Group TSR assume that a fixed amount of $100 was invested for the period starting July 2, 2020 (which is the last trading day of fiscal year 2020), through the end of the listed year in the company and in the DJUSCR Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)We determined ROIC, or return on invested capital, to be the most important financial performance measure used to link company performance to Compensation Actually Paid to our PEOs and non-PEO NEOs in Fiscal Year 2025. This performance measure may not have been the most important financial performance measure for other fiscal years shown in the table above and we may determine a different financial performance measure to be the most important financial performance measure in future years. For Fiscal Years 2024 and 2025, ROIC is calculated as (i) adjusted operating income minus the non-GAAP tax expense (benefit), divided by (ii) (x) adjusted net plant, property, and equipment plus total current assets minus cash and cash equivalents, minus (y) total current liabilities excluding debt. For fiscal years 2021, 2022, and 2023, the calculation was determined using the same methodology, except for the numerator which was (i) adjusted operating income multiplied by (1 minus the average tax rate). All values represent U.S. GAAP results except adjusted operating income, non-GAAP tax expense (benefit), and adjusted net plant, property, and equipment. Adjusted operating income, used to determine ROIC, is operating income adjusted to exclude the impact of (a) share-based compensation expense and (b) material, unusual, or non-recurring gains and losses, accounting charges, or other extraordinary events that were not foreseen at the time the performance measure was established, in each case of (a) and (b), as publicly reported in the Company’s U.S. Non-GAAP financial measures each quarter. Adjusted net plant, property, and equipment includes net plant, property, and equipment and the net value of right of use assets acquired through finance leasing.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	61

Pay Versus Performance
Description of Relationship Between PEO's CAP, Other NEOs' Average CAP and TSRs of the Company Peer Group
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the company’s and DJUSCR Index’s cumulative TSRs over the five most recently completed fiscal years.

Metric	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025
PEO CAP ($M) - Mosley, William D.	$36.80	$3.56	$4.81	$31.27	$57.39
Avg NEO CAP ($M)	$8.28	$3.15	$0.17	$8.65	$14.65
STX TSR	$191.51	$156.97	$147.42	$254.60	$358.36
Dow Jones U.S. Computer Hardware Index TSR	$156.17	$154.70	$214.78	$240.82	$229.41

62	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Pay Versus Performance
Description of Relationship Between PEO’s CAP, Other NEOs’ Average CAP and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Net Income during the four most recently completed fiscal years.

Metric	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025
PEO CAP ($M) - Mosley, William D.	$36.80	$3.56	$4.81	$31.27	$57.39
Avg NEO CAP ($M)	$8.28	$3.15	$0.17	$8.65	$14.65
Net Income ($M)	$1,314	$1,649	$(529)	$335	$1,469

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	63

Pay Versus Performance
Description of Relationship Between PEO’s CAP, Other NEOs’ Average CAP and ROIC
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Company Selected Measure which was ROIC during the four most recently completed fiscal years.

Metric	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025
PEO CAP ($M) - Mosley, William D.	$36.80	$3.56	$4.81	$31.27	$57.39
Avg NEO CAP ($M)	$8.28	$3.15	$0.17	$8.65	$14.65
ROIC	77%	78%	16%	64%	116%

Performance Measures
Included below are the most important metrics that influenced CAP in Fiscal Year 2025. For information on how we use these metrics, see “Compensation Discussion and Analysis—Annual Incentive Plan—Executive Officer Performance Bonus,” and “Compensation Discussion and Analysis—Long-Term Equity Incentives.”

Performance Measures
Relative TSR
Return on Invested Capital ("ROIC")
Adjusted Operating Margin ("AOM")
Revenue
Total Customer Experience ("TCE")

64	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Proposal 3 – A Non-Binding Ratification of the Appointment of Ernst & Young LLP as the Independent Auditors for the Fiscal Year Ending July 3, 2026 and Binding Authorization of the Audit and Finance Committee to Set Auditors' Remuneration

(Ordinary Resolution)
Our Audit and Finance Committee has appointed Ernst & Young LLP as our independent auditors for the fiscal year ending July 3, 2026 (Fiscal Year 2026). We are asking you to ratify, on a nonbinding basis, the appointment of Ernst & Young LLP, and to authorize, in a binding vote, the Audit and Finance Committee to set the independent auditors’ remuneration. Ernst & Young LLP has been acting as our independent auditors since 1980 and, by virtue of its long familiarity with the Company’s affairs, is considered best qualified to perform this important function.
Representatives of Ernst & Young LLP will be present at the 2025 AGM via live webcast and will be available to respond to appropriate questions. They will have an opportunity to make a statement if they so desire.
You may endorse or not endorse, respectively, this proposal by voting for or against the following resolution:
“RESOLVED, as an ordinary resolution, that, on a non-binding basis, the shareholders ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending July 3, 2026, and authorize on a binding basis the Audit and Finance Committee to set the auditors’ remuneration.”
Vote Required; Recommendation of the Board
Approval of Proposal 3: The approval of Proposal 3 requires the affirmative vote of the holders of a majority of the votes cast. Thus, the number of votes “FOR” must exceed the number of votes “AGAINST” for this proposal to pass. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL 3, A NON-BINDING RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 3, 2026 AND BINDING AUTHORIZATION OF THE AUDIT AND FINANCE COMMITTEE TO SET AUDITORS’ REMUNERATION.

Audit and Finance Committee Report

Our management is responsible for preparing and presenting our financial statements. Our independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of our annual consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and for auditing the effectiveness of our internal control over financial reporting as of the end of our fiscal year. One of the Audit and Finance Committee’s responsibilities is to monitor and oversee these processes. In connection with the preparation of the financial statements for Fiscal Year 2025, the Audit and Finance Committee performed the following tasks:
(1)    reviewed and discussed the audited financial statements for Fiscal Year 2025 with management and with Ernst & Young LLP;

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	65

Proposal Three
(2)    reviewed and discussed with management its assessment and report on the effectiveness of our internal control over financial reporting as of June 27, 2025, which it made based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 Framework) (the "COSO Criteria");
(3)    reviewed and discussed with Ernst & Young LLP its attestation report on the effectiveness of our internal control over financial reporting as of June 27, 2025, which report was included in our Annual Report on Form 10-K for Fiscal Year 2025;
(4)    discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including Ernst & Young LLP’s judgment about the quality, in addition to the acceptability, of our accounting principles and underlying estimates in our financial statements; and
(5)    received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit and Finance Committee concerning independence, and discussed with Ernst & Young LLP their independence.
Based upon these reviews and discussions, the Audit and Finance Committee recommended, and the Board approved, that our audited financial statements be included in our Annual Report on Form 10-K for Fiscal Year 2025, for filing with the SEC.

Respectfully submitted, THE AUDIT AND FINANCE COMMITTEE
Prat S. Bhatt, Chair Shankar Arumugavelu Judy Bruner Stephanie Tilenius

66	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Proposal Three

Fees to Independent Auditors
The following table presents the aggregate fees for professional services provided by Ernst & Young LLP in Fiscal Years 2025 and 2024. The aggregate fees include fees billed or reasonably expected to be billed for the applicable fiscal year.

	Fiscal Year
	2025 ($)	2024 ($)
	(In thousands)
Audit Fees	8,817	9,036
Audit-Related Fees	77	46
Tax Fees	13	6
All Other Fees	7	7
Total	8,914	9,095
Audit Fees. This category consists of professional services provided in connection with the integrated audit of our annual consolidated financial statements and the audit of internal control over financial reporting, the review of our unaudited quarterly consolidated financial statements, and audit services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. The fees included agreed upon procedures, advising on accounting matters in connection with the preparation of our annual and quarterly consolidated financial statements, services related to the issuance of comfort letters related to new debt issued by the Company, and related out-of-pocket expenses.

Audit-Related Fees. This category consists of assurance and related services provided by Ernst & Young LLP that were reasonably related to the performance of the audit or review of our consolidated financial statements and which are not reported above under “Audit Fees”.
Tax Fees.  This category consists of professional services provided by Ernst & Young LLP primarily for tax compliance for Fiscal Years 2025 and 2024.
All Other Fees. This category consists of fees for the use of Ernst & Young LLP’s online accounting research tool for Fiscal Years 2025 and 2024.
Pre-Approval of Services by Independent Auditors
In Fiscal Years 2025 and 2024, all audit, audit-related, tax, and all other fees were pre-approved by the Audit and Finance Committee. Under SEC rules, subject to certain permitted de minimis criteria, pre-approval is required for all professional services rendered by the Company’s principal auditors. We are in compliance with these SEC rules. The Audit and Finance Committee has delegated the authority to grant pre-approvals to the Audit and Finance Committee Chairperson when the full Audit and Finance Committee is unable to do so. These pre-approvals are reviewed by the full Audit and Finance Committee at its next regular meeting. Our independent auditors and senior management periodically report to the Audit and Finance Committee regarding the services provided by the independent auditors.
In making its recommendation to ratify the appointment of Ernst & Young LLP as our independent auditors for Fiscal Year 2026, the Audit and Finance Committee considered whether the services provided to us by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP from us. The Audit and Finance Committee has determined that the provision of these services by Ernst & Young LLP is compatible with maintaining that independence.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	67

Proposal 4 – Approval of the Amended and Restated Employee Stock Purchase Plan
Introduction
Our Board and Compensation and People Committee approved an amendment and restatement of our Employee Stock Purchase Plan (“ESPP”), on July 26, 2025, subject to approval by our shareholders. The ESPP, as amended, is referred to herein as the “Amended ESPP.” Our shareholders are being asked to approve the Amended ESPP, which is attached as Appendix B to this Proxy Statement. The Amended ESPP will become effective as of the date our shareholders approve the Amended ESPP.
Overview of Proposed Amendment
We strongly believe that an employee stock purchase plan is a powerful incentive and retention tool that benefits both employees and shareholders. As of August 22, 2025, a total of 60,000,000 of our ordinary shares were reserved under the ESPP, the aggregate number of ordinary shares subject to options under the ESPP was 55,069,140, and a total of 4,930,860 ordinary shares remained available under the ESPP for future issuance. If the Amended ESPP is approved, an additional 10,000,000 ordinary shares will be reserved for issuance under the Amended ESPP over the existing share reserve under the ESPP. The ESPP will also be amended to allow for options in respect of notional for fractional shares to be accumulated.
Shareholder Approval
Shareholder approval of the Amended ESPP is necessary in order for us to meet the shareholder approval requirements of Nasdaq and to meet the requirements of Section 423 of the Code.
Key Historical Equity Metrics
In determining the number of ordinary shares to request for approval to reserve for issuance under the Amended ESPP, our management team worked with the Compensation and People Committee to evaluate a number of factors, including our recent share usage under the ESPP, anticipated share usage under the ESPP or the Amended ESPP, and criteria expected to be utilized by institutional proxy advisory firms in evaluating our proposal for the Amended ESPP. Specifically, the Compensation and People Committee considered the following:
■As of August 22, 2025, the ESPP had approximately 4,930,860 shares available for future issuance. If the Amended ESPP is not approved, we estimate that we would have enough shares remaining under the ESPP to continue making awards for approximately 5 to 7 years, assuming we continue to operate the ESPP consistent with our historical usage and expected practices, and noting that future circumstances may require us to make changes to our expected practices.
■By increasing the share reserve under the ESPP pursuant to the Amended ESPP, we expect to be able to continue to provide our employees with the opportunity to purchase ordinary shares of the Company under the Amended ESPP for approximately 20 years, assuming employee participation in the Amended ESPP is consistent with historical levels, and noting that future circumstances may require us to change our expected practices.
In light of the factors described above, and the fact that the ability to continue to offer an employee stock purchase plan is vital in our view to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our Board has determined that an increase in the size of the share reserve under the ESPP would be reasonable and appropriate at this time.

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Proposal Four
Summary of the Amended ESPP
The principal features of the Amended ESPP are summarized below, but the summary is qualified in its entirety by reference to the complete Amended ESPP, which is attached as Appendix B to this Proxy Statement.
Purpose. The Amended ESPP’s purpose is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase ordinary shares of the Company and thereby have an additional incentive to contribute to the prosperity of the Company. The Amended ESPP qualifies as an “employee stock purchase plan” under Section 423 of the Code (the “423 Plan”), and also authorizes the grant of options pursuant to sub-plans or special rules adopted by the Board or a committee appointed by the Compensation and People Committee to administer the Amended ESPP (the “Committee”) designed to achieve desired tax or other objectives in particular locations outside of the United States (the “Non-423 Sub-Plans”).
Eligibility. Generally, all employees of the Company and its designated subsidiaries are eligible to participate in the Amended ESPP, although the Committee may impose additional eligibility requirements consistent with the Code. However, any employee who owns or is deemed to own through attribution 5% or more of the total combined voting power or value of all classes of securities of the Company or any subsidiary is excluded from participating in the Amended ESPP. As of August 22, 2025, there were approximately 30,000 employees eligible to participate in the Amended ESPP.
Administration. The Amended ESPP will be administered by the Committee, which, unless otherwise specified by the Board, shall consist of the members of the Company’s Benefits Administrative Committee, as constituted from time to time in accordance with its charter, and generally made up of senior members of management from the Company’s Finance and Human Resources functions. The Committee will serve for such period of time as the Board or the Compensation and People Committee may specify and whom the Board or the Compensation and People Committee may remove at any time. The Committee will have the authority and responsibility for the day‑to‑day administration of the Amended ESPP, the authority and responsibility specifically provided in the Amended ESPP and any additional duty, responsibility and authority delegated to the Committee by the Board or the Compensation and People Committee. The Committee shall have full power and authority to adopt, amend and rescind any rules and regulations which it deems desirable and appropriate for the proper administration of the Amended ESPP, to construe and interpret the provisions and supervise the administration of the Amended ESPP, to designate separate offerings under the Amended ESPP, to make factual determinations relevant to Amended ESPP entitlements and to take all action in connection with administration of the Amended ESPP as it deems necessary or advisable, consistent with the delegation from the Board or the Compensation and People Committee. The Committee may delegate to one or more individuals the day‑to‑day administration of the Amended ESPP, to the extent permitted by applicable law. The Board, the Compensation and People Committee and the Committee reserve the right to administer the Amended ESPP, to the extent such right otherwise exists, regardless of any delegation of authority such body may have previously made. Decisions of the Board, the Compensation and People Committee and the Committee, as applicable, shall be final and binding upon all participants.
Shares Available for Awards. Subject to adjustment by the plan administrator in the event of certain changes in our corporate structure (as described below), the maximum number of ordinary shares that may be issued under the Amended ESPP is 70,000,000 shares. The maximum number of Shares that may be granted collectively to all participants in the Amended ESPP within any given purchase period is 1,500,000 shares, unless and until the Board determines otherwise with respect to a purchase period.
Participation. Employees may become participants in the Amended ESPP for an offering period by completing an enrollment election form prior to the enrollment date of the applicable offering period, which will designate a whole percentage or fixed dollar amount of the employee’s compensation to be withheld by us as payroll deductions under the Amended ESPP during the offering period. Unless otherwise determined by the plan administrator or changed by the participant, a participant’s enrollment election and designated payroll deduction or contribution rate will continue for future offering periods (for so long as such participant remains eligible to participate in the Amended ESPP).

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Proposal Four
Offerings; Purchase Periods.
■Offerings; Purchase Periods. Under the Amended ESPP, participants are offered the right to purchase ordinary shares at a discount during a series of offering periods. Offering periods under the Amended ESPP are six (6) month periods, commencing on the first trading day on or after February 1 and August 1 of each year and ending on the next July 31 and January 31, respectively, or on such other date as the Committee shall determine, and continuing thereafter until the Amended ESPP is terminated pursuant to Section 14 of the Amended ESPP. Each offering period shall generally consist of one purchase period that runs concurrently with the offering period, and the last trading day of each purchase period shall be the “purchase date” of each purchase period. The Committee has the authority to establish additional or alternative sequential or overlapping offering periods, a different number of purchase periods within an offering period, a different duration for one or more offering periods or purchase periods, or different commencement or ending dates for such offering periods with respect to future offerings, without shareholder approval, if such change is announced at least five days prior to the scheduled beginning of the first offering period to be affected thereafter, provided that no offering period may have a duration exceeding twenty-seven (27) months. Accumulated employee payroll deductions will be used to purchase ordinary shares on each purchase date during an offering period.
■Enrollment and Contributions. The Amended ESPP permits participants to purchase our ordinary shares through payroll deductions of a whole percentage of their eligible compensation, which may not be less than 1% and may not exceed 10% of such employee’s compensation on each payday during the offering period. “Eligible compensation” shall mean an employee’s base cash compensation and commissions, but shall exclude such items as allowances, differentials, bonuses or premiums such as those for working shifts or overtime, payments for incentive compensation, incentive payments, bonuses, income from the exercise, vesting and/or the sale, exchange or other disposition of a compensatory share award granted to the employee by the Company or a designated subsidiary, and other forms of extraordinary compensation.
■Limitations on Purchases. Except as otherwise determined by the Committee, the maximum number of shares that may be purchased by a participant during any offering period will be 1,000 shares. In addition, a participant may not subscribe for more than $25,000 worth of shares under the Amended ESPP per calendar year in which such rights to purchase shares are outstanding (considered together with any other ESPP maintained by us or certain parent or subsidiary entities) based on the fair market value of the shares at the time the option is granted.
■Options. On the first trading day of each offering period, each participant will be granted an option to purchase ordinary shares of the Company. Unless a participant has previously withdrawn his or her participation in, or has otherwise become ineligible to participate in, the Amended ESPP prior to any applicable purchase date, the option will be exercised on the applicable purchase date(s) during the offering period to the extent of the payroll deductions accumulated during the offering period. On the last trading day of each purchase period, the participant’s option will be exercised automatically for the purchase of that number of shares that his or her accumulated payroll deductions will buy at the option price, subject to the participation limitations described above, and any remaining amount in the participant’s account will be refunded to the participant. While only whole shares will be issued under the Amended ESPP, Participants may accumulate notional fractional shares until such accumulation reaches at least one whole share which may then be issued to the participant.
■Option Price. The option price for each offering period will be the lower of (i) a percentage (not less than 85% (the “designated percentage”) of the offering price) or (ii) the designated percentage of the fair market value of a share on the purchase date on which the share is purchased (the “purchase price”); provided that the purchase price may be adjusted by the Committee pursuant to Sections 11 and 12 of the Amended ESPP in accordance with Section 424 of the Code.

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Proposal Four
■Payroll Deduction Changes; Suspensions; Withdrawals; Terminations of Employment. A participant may change his or her rate of contributions through payroll deductions only during an open enrollment period or such other times specified by the Committee by filing a new payroll deduction authorization and enrollment form or by following electronic or other procedures prescribed by the Committee. A participant may withdraw from the Amended ESPP during a purchase period by completing or filing a new payroll deduction authorization and enrollment form or by following electronic or other procedures prescribed by the Committee. If a participant withdraws from the Amended ESPP during a purchase period, his or her accumulated payroll deductions will be refunded to the participant without interest (unless payment of interest is required by applicable law), his or her right to participate in the current offering period will be automatically terminated and no further payroll deductions for the purchase of ordinary shares will be made during the offering period. Participation in the ESPP ends automatically upon a participant’s termination of employment or death. Whether a termination of employment has occurred shall be determined by the Committee. If a participant’s termination of employment occurs within a certain period of time as specified by the Committee (not to exceed 30 days) prior to the purchase date of the purchase period then in progress, his or her option for the purchase of ordinary shares will be exercised on such purchase date as if such participant were still employed by the Company or a designated subsidiary. Following the purchase of shares on such purchase date, the participant’s participation in the Amended ESPP shall terminate and all remaining amounts credited to the participant’s account shall be paid to the participant or, in the case of death, to the participant’s heirs or estate, without interest (unless payment of interest is required by applicable law). The Committee may also establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment.
Transfer Restrictions. Neither payroll deductions credited to a participant’s bookkeeping account nor any rights to exercise an option or to receive shares under the Amended ESPP may be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interests under the Amended ESPP, other than as permitted by the Code, such act shall be treated as an election by the participant to discontinue participation in the Amended ESPP.
With respect to ordinary shares purchased by the participant pursuant to the Amended ESPP and held in an account maintained by the Company or its assignee on the participant’s behalf, the participant may be permitted to file a written designation of beneficiary, who is to receive any shares and cash, if any, from the participant’s account under the Amended ESPP in the event of such participant’s death subsequent to the end of a purchase period but prior to delivery to him or her of such shares and cash. In addition, a participant may be permitted to file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Amended ESPP in the event of such participant’s death prior to the purchase date of an offering period.
Adjustments upon Changes in Capitalization, Dissolution or Liquidation, or Change of Control. Subject to any required action by the shareholders of the Company, if there is any change in the outstanding ordinary shares because of a merger, consolidation, spin‑off, reincorporation, reorganization, recapitalization, dividend in property other than cash, share split, reverse share split, share dividend, liquidating dividend, extraordinary dividend or distribution, combination, exchange or reclassification of the ordinary shares (including any such change in the number of Shares effected in connection with a change in domicile of the Company), change in corporate structure or any other increase or decrease in the number of ordinary shares, or other transaction effected without receipt of consideration by the Company, provided that conversion of any convertible securities of the Company shall not be deemed to have been “effected without consideration,” the number of securities covered by each option under the Amended ESPP which has not yet been exercised and the number of securities which have been authorized and remain available for issuance under the Amended ESPP, as well as the maximum number of securities which may be purchased by a single participant and by all participants in the aggregate in a given purchase period, and the price per share covered by each option under the Amended ESPP which has not yet been exercised, may be appropriately adjusted by the Board, and the Board shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances.

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Proposal Four
In the event of the proposed dissolution or liquidation of the Company, the offering period then in progress will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest (unless payment of interest is required by applicable law) to the participants.
In the event of a Change of Control (as defined below), then in the sole discretion of the Board, (1) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor entity, (2) a date established by the Board on or before the date of consummation of such Change of Control shall be treated as a purchase date, and all outstanding options shall be exercised on such date, (3) all outstanding options shall terminate and the accumulated payroll deductions will be refunded without interest (unless payment of interest is required by applicable law) to the participants, or (4) outstanding options shall continue unchanged.
For purposes of the Amended ESPP, a “Change of Control” shall mean the consummation or effectiveness of any of the following events:
■The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;
■A merger, reorganization, recapitalization, consolidation or other similar transaction involving the Company in which the voting securities of the Company owned by the shareholders of the Company immediately prior to such transaction do not represent more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such transaction;
■Any person or group of related persons, as such terms are defined or described Sections 3(a)(9) and 13(d)(3) of the Exchange Act, is or becomes the Beneficial Owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the voting securities of the Company (including by way of merger, takeover (including an acquisition by means of a scheme of arrangement), consolidation or otherwise); or
■During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office.
Notwithstanding the foregoing, a restructuring of the Company for the purpose of changing the domicile of the Company (including, but not limited to, any change in the structure of the Company resulting from the process of moving its domicile between jurisdictions), reincorporation of the Company or other similar transaction involving the Company (а “Restructuring Transaction”) will not constitute a Change of Control if, immediately after the Restructuring Transaction, the shareholders of the Company immediately prior to such Restructuring Transaction represent, directly or indirectly, more than fifty percent (50%) of the total voting power of the surviving entity.
Tax Withholding. At the time the shares are purchased or at the time some or all of the shares issued under the Amended ESPP are disposed of (or at any other time that a taxable event related to the Amended ESPP occurs), the participant must make adequate provision for any withholding obligation of the Company or a designated subsidiary with respect to federal, state, local and foreign income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax‑related items related to participation in the Amended ESPP and legally applicable to the participant (including any amount deemed by the Committee, in its sole discretion, to be an appropriate charge to participant even if legally applicable to the Company or the participant’s employer). We have the authority to deduct and withhold from any payment otherwise due to a participant an amount sufficient to satisfy any federal, state, local and foreign taxes required to be withheld under applicable law with respect to any taxable event concerning a participant arising as a result of the Amended ESPP, including any withholding required to make available to the Company or the participant’s employer any tax deductions or benefits attributable to the sale or early disposition of the shares by the participant.

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Proposal Four
Amendment or Termination. The Board may, in its sole discretion, suspend or terminate the Amended ESPP at any time, or revise or amend it in any respect whatsoever, except that, without the approval of the shareholders, no such revision or amendment shall increase the number of shares subject to the Amended ESPP, other than an adjustment under Section 11 of the Amended ESPP, or make other changes for which shareholder approval is required under applicable law. Upon a termination or suspension of the Amended ESPP, the Board may in its discretion (i) return, without interest (unless payment of interest is required by applicable law), the payroll deductions credited to participants’ account to such participants, or (ii) set an earlier purchase date with respect to an offering period and purchase period then in progress.
Federal Income Tax Consequences of the Amended ESPP
The following is a general summary of the current law of the principal U.S. federal income tax consequences to us and our employees under the Amended ESPP. The following summary discusses the general federal income tax principles applicable to the Amended ESPP and is provided only for general information. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or foreign tax consequences. Tax considerations may vary from locality to locality and depending on individual circumstances. This summary is not intended as tax advice to employees, who should consult their own tax advisors.
The Amended ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and also authorizes the grant of options pursuant to Non-423 Sub-Plans, which shall not be required to comply with Section 423 of the Code or all of the specific provisions of the Amended ESPP.
For U.S. federal income tax purposes, a participant in the component of the Amended ESPP that qualifies as an “employee stock purchase plan” under Section 423 of the Code (the “423 Component”) generally will not recognize taxable income on the grant or exercise of an option under the Amended ESPP, nor will we be entitled to any deduction at that time. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. If shares acquired upon exercise of an option acquired under the 423 Component of the Amended ESPP are held for a minimum of two years from the date of grant and one year from the date of exercise, the participant (or the participant’s estate) will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price or (ii) the excess of the fair market value of the shares on the date the option was granted over the purchase price. Any additional gain will be treated as long-term capital gain.
If the holding period requirements are not met in respect of the options acquired under the 423 Component, the participant will recognize ordinary income at the time of the disposition equal to the excess of the fair market value of the shares on the date the option is exercised over the purchase price, with any remaining gain or loss being treated as capital gain or capital loss. However, if the holding period requirements are not met and the amount realized at the time of disposition is less than the fair market value of the shares at the time of exercise, the participant will recognize ordinary income to the extent of the excess of the fair market value of such shares on the date the option was exercised over the purchase price for such shares, and a capital loss to the extent the fair market value of such shares on the exercise date exceeds the amount realized upon disposition.
We or our subsidiaries or affiliates are generally not entitled to a federal income tax deduction upon either the exercise of an option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on a disqualifying disposition of the shares, subject to Code limitations.
Share Price
The closing price of the Company’s ordinary shares on Nasdaq as of August 22, 2025 was $159.21 per share.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	73

Proposal Four
New Plan Benefits
The number of shares that may be purchased under the Amended ESPP will depend on each employee’s voluntary election to participate, the rate of contributions by such employees and the purchase price of the shares issuable under the Amended ESPP at future dates. Accordingly, it is not possible to determine the value of the future benefits which may be received by participants under the Amended ESPP.
New Plan Benefits Table
The table below provides information regarding the ordinary shares purchased by our named executive officers and certain other persons under the ESPP from inception through August 22, 2025:

	Number of Shares Purchased under the ESPP (#)	Dollar Value ($)
Named Executive Officers:
William D. Mosley, Chief Executive Officer	18,873	603,251
Gianluca Romano, Executive Vice President and Chief Financial Officer	1,690	143,494
Ban Seng Teh, Executive Vice President, Chief Commercial Officer	20,025	622,107
James C. Lee, Senior Vice President, Chief Legal Officer & Corporate Secretary	257	29,920
John Morris, Senior Vice President, Chief Technology Officer	17,870	577,188
All Current Executive Officers as a Group	77,554	2,569,584
All Current Non-Executive Directors as a Group	—	—
Current Director Nominees:
Mark Adams	—	—
Shankar Arumugavelu	—	—
Prat S. Bhatt	—	—
Michael R. Cannon	—	—
Richard L. Clemmer	—	—
Yolanda L. Conyers	—	—
Jay L. Geldmacher	—	—
Dylan G. Haggart	—	—
Judy Bruner	—	—
Stephanie Tilenius	—	—
Each Associate of any such Directors, Executive Officers or Director Nominees	—	—
Each Other Person who Received or is to Receive 5% of such Options or Rights	—	—
All Non-Executive Employees as a Group	54,991,586	1,619,286,056
Equity Compensation Plan Information
For further details regarding equity securities previously authorized for issuance under the Company’s equity compensation plans, please refer to the “Equity Compensation Plan Information” table in Proposal 5 of Proxy Statement.

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Proposal Four
Vote Required; Recommendation of the Board
Approval of Proposal 4: The approval of the Amended ESPP requires the affirmative vote of the holders of a majority of the votes cast. Thus, the number of votes “FOR” must exceed the number of votes “AGAINST” for this proposal to pass. Brokers are not authorized to vote on this proposal without instruction from the beneficial owners. Abstentions and broker non-votes will have no effect on this proposal. If this Proposal 4 is approved by our shareholders, the Amended ESPP will become effective as of the date of the 2025 AGM.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “ FOR ” THE RESOLUTION TO APPROVE OUR AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	75

Proposal 5 - Approval of the Amended and Restated 2022 Equity Incentive Plan
Summary
Our Board and Compensation and People Committee approved an amendment and restatement of our 2022 EIP on July 26, 2025, subject to approval by our shareholders. Throughout this Proxy Statement, and specifically in this Proposal No. 5, we refer to the 2022 EIP, as amended and restated by our Board and Compensation and People Committee on July 26, 2025, as the “Amended and Restated 2022 EIP.” If the Amended and Restated 2022 EIP is not approved by our shareholders, the Amended and Restated 2022 EIP will not become effective, the existing 2022 EIP will continue in full force and effect, and we may continue to grant awards under the 2022 EIP, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.
In this Proposal No. 5, we are seeking shareholder approval of the Amended and Restated 2022 EIP to:
■Increase the aggregate number of our ordinary shares that may be issued under the Amended and Restated 2022 EIP by 3,800,000 shares, bringing our total number of shares available for grant under the Amended and Restated 2022 EIP to 17,859,525 shares;
■Increase the number of shares that may be issued or transferred pursuant to incentive stock options (“ISOs”) under the Amended and Restated 2022 EIP to 17,800,000 shares;
■Provide that Share Awards may be aggregated in order to eliminate any fractional shares granted under the Amended and Restated 2022 EIP on or after the effective date of the Amended and Restated 2022 EIP; and
■Remove the expiration date of the Amended and Restated 2022 EIP (provided that no ISOs may be granted under the Amended and Restated 2022 EIP after the tenth anniversary of the earlier of the date the Amended and Restated 2022 EIP was adopted by our Board or approved by our shareholders).
If this Proposal No. 5 is approved by our shareholders, the effective date of the Amended and Restated 2022 EIP will be the date of the 2025 AGM.
The full text of the Amended and Restated 2022 EIP is attached to this Proxy Statement as Appendix C.
Why You Should Vote to Approve the Amended and Restated 2022 EIP
Our Current Reserve of Shares is Insufficient to Meet our Needs
As of August 22, 2025, we currently have ~7,900,000 shares available for issuance under our 2022 EIP. Our Compensation and People Committee has determined that these reserves would be insufficient to meet our operational needs over the next 48 month period and we are therefore requesting an additional 3,800,000 shares to be approved for issuance under our Amended and Restated 2022 EIP. Since the time the 2022 EIP was initially approved by our shareholders, no grants have been permitted or made under the Company’s Amended and Restated 2012 Equity Incentive Plan (the “Predecessor Plan”). We do not have any other share incentive plans pursuant to which equity awards can be granted, other than the ESPP.
Equity Awards Are an Important Part of Our Compensation Philosophy
Our Board believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate key personnel, non-employee directors, employees, consultants, and advisors because of the competition for highly trained and experienced individuals among data storage and hard disk drive manufacturing companies. Therefore, the Board believes that the Amended and Restated 2022 EIP is in the best interests of our business and our shareholders and recommends a vote in favor of this Proposal No. 5.

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Proposal Five
Approval of this Proposal No. 5 by our shareholders will allow us to grant equity awards under the Amended and Restated 2022 EIP at levels we determine to be appropriate, competitive, and aligned with industry standards to attract, motivate and retain talent. The Amended and Restated 2022 EIP will also allow us to utilize equity awards as long-term incentives to secure and retain the services of our employees, non-employee directors, and consultants, consistent with our compensation philosophy and common compensation practice for our industry. To date, equity awards have been a key aspect of our program to attract and retain key employees and non-employee directors. We believe the use of equity awards strongly aligns the interests of our employees with those of our shareholders by placing a considerable proportion of our employees’ total compensation “at risk” because it is contingent on the appreciation in value of our ordinary shares. In addition, we believe equity awards encourage employee ownership of our ordinary shares and promote retention through the reward of long-term Company performance.
We Carefully Manage the Use of Equity Awards and the Size of our Share Reserve Increase Request is Reasonable
We recognize that equity awards dilute existing shareholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize shareholders value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees and non-employee directors. The tables below show certain historical overhang and burn rate percentages.
Determination of Number of Additional Shares to Request for the Amended and Restated 2022 EIP
In its determination to approve the Amended and Restated 2022 EIP, our Compensation and People Committee reviewed an analysis prepared by Semler Brossy, its compensation consultant, which included an analysis of our historic and estimated prospective share usage needs and the potential dilutive impact of the Amended and Restated 2022 EIP.
Specifically, our Compensation and People Committee considered:
■Market Competitiveness. The Amended and Restated 2022 EIP plays an important role in our effort to align the interests of participants and shareholders. Moreover, in our industry, equity awards are an important tool in recruiting, retaining and motivating highly skilled and critical employee talent, upon whose efforts our success is dependent.
■Estimated Equity Usage and Share Pool Duration. Our Compensation and People Committee considered our historic burn rate levels under our 2022 EIP in determining how long the Amended and Restated 2022 EIP share authorization could potentially last. We expect the share authorization under the Amended and Restated 2022 EIP to provide us with enough shares for awards for approximately 4 years, with actual timing dependent on a variety of factors, including the price of our shares and hiring activity during the next few years, and rates of forfeiture of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Amended and Restated 2022 EIP could last for a shorter or longer period of time.
■External Factors. Semler Brossy’s analysis, which is based on generally accepted evaluation methodologies, concluded that the number of shares under the Amended and Restated 2022 EIP is generally within accepted standards as measured by an analysis of its dilutive impact relative to industry standards.

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Proposal Five
Historic Use of Equity Awards and Outstanding Awards
Overhang
The following table provides certain additional information regarding our equity incentive program and reflects all outstanding equity awards. The existing 2022 EIP is the only equity incentive plan we currently have in place under which we can grant awards (other than the shares available for purchase under the ESPP).

As of August 27, 2025 (Record Date)
Total number of ordinary shares subject to outstanding options, restricted share bonuses, share appreciation rights, phantom share units, restricted share units (RSUs), performance share bonuses, performance share units (PSUs), and other share-based awards	6,060,721
Weighted-average exercise price of outstanding options	$104.29
Weighted-average remaining term in years of outstanding options	5.39
Total number of ordinary shares subject to outstanding full value awards	4,938,592
Total number of ordinary shares available for grant under the 2022 EIP	9,001,608
Total number of ordinary shares available for grant under other equity incentive plans (1)	4,930,860
Total number of ordinary shares outstanding	6,060,721
Per-share closing price of ordinary shares as reported on the Nasdaq Global Select Market	$167.24
(1)Reflects the number of shares available under our Employee Stock Purchase Plan, as of the record date. No other shares are available for grant under any other equity incentive plan.
Burn Rate
In its determination to approve the Amended and Restated 2022 EIP, the Board was primarily motivated by a desire to ensure the Company has an available pool of shares from which to grant long-term equity-based incentive awards, which the Board believes is a primary incentive and retention mechanism for our employees, consultants, and directors. The Board considered key factors in making its determination including our historical grant rates, the shares remaining available for issuance under the 2022 EIP, and the potential dilution associated with the Amended and Restated 2022 EIP.
This review included a consideration of the following key metrics, factors, and philosophies:
■In Fiscal Year 2025, we granted equity awards covering 1,903,319 ordinary shares. On average, over the fiscal 2023 - 2025 period, we granted awards covering 2,304,027 ordinary shares annually. The amounts included for PSUs are based on the achievement of “target” performance goals.
■Our three-year average burn rate was approximately 1.04%, as shown in the following table.

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The following table provides detailed information regarding the activity related to the 2022 EIP for fiscal years 2023-2025:

	FY2023	FY2024	FY2025	3-year average
Total number of ordinary shares subject to options granted	237,640	256,100	196,040	229,927
Total number of ordinary shares subject to full value awards granted	2,050,125	2,464,895	1,707,279	2,074,100
Performance-based full value awards vested	—	—	96,512	32,171
Total	2,287,765	2,720,995	1,999,831	2,336,197
Weighted-average number of ordinary shares outstanding	207,049,827	209,275,624	211,587,868	209,304,440
Burn Rate (1)	1.10%	1.20%	0.83%	1.04%
(1)Burn rate is calculated as [((Options x Black-Scholes dollar value) + (Full-Value Shares x 200 day average share price)) / (Weighted Shares Outstanding x 200 day average share price)].

Requested Additional Shares
Subject to adjustment for certain changes in our capitalization, if this Proposal No. 5 is approved by our shareholders, then under the Amended and Restated 2022 EIP, we will have 3,800,000 new shares available for grant after our 2025 AGM for a total of approximately 11,700,000 shares available for grant after our 2025 AGM (based on 3,800,000 newly registered shares, 7,900,000 shares available under the 2022 EIP as of August 22, 2025, and the shares in our ESPP, as further described below under the “Equity Compensation Plan Information” table) as such shares become available from time to time.
We believe that our request for 3,800,000 new shares under the Amended and Restated 2022 EIP is necessary for us to remain competitive in the global marketplace and support our equity grant practices to align the interests of our employees, consultants and non-employee directors with our shareholders. We anticipate the available pool of shares in the Amended and Restated 2022 EIP will be sufficient for our equity awards for approximately the next 4 years after considering our present average share usage rate, and that such pool of shares is necessary to provide a predictable amount of available equity awards for attracting, retaining, and motivating employees, non-employee directors, and consultants.
Key Features of the Amended and Restated 2022 EIP
The Amended and Restated 2022 EIP includes provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices, including the following:
■Repricing is prohibited without shareholder approval. The Amended and Restated 2022 EIP prohibits the repricing of outstanding options and share appreciation rights (“SARs”) and the cancellation of any outstanding options or SARs that have an exercise or redemption price equal to or greater than the then-current fair market value of our ordinary shares in exchange for cash or other awards under the Amended and Restated 2022 EIP without prior shareholder approval.
■Shareholder approval required for additional shares. The Amended and Restated 2022 EIP does not contain an annual “evergreen” provision. The Amended and Restated 2022 EIP authorizes a fixed number of shares, so that shareholder approval is required to issue any additional shares, allowing our shareholders to have direct input on our equity compensation program.
■Share counting provisions. In general, when awards granted under the Amended and Restated 2022 EIP or the Predecessor Plan are not issued or delivered by reason of (i) the expiration, termination, or cancellation of such award, in whole or in part, without having been exercised or redeemed in full, or be settled in cash, or (ii) if any shares subject to an award are reacquired by the Company prior to vesting, then such shares reserved for those awards will be returned to the share reserve and be available for issuance under the Amended and Restated

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2022 Pan. Furthermore, (a) shares of tendered to us in payment of the exercise price of options or share appreciation rights or withheld by us to cover tax withholding obligations or other tax liability of a participant, (b) shares repurchased by the Company on the open market or otherwise, in either case, using cash proceeds from the exercise of options, and (c) shares not issued or delivered as a result of the net settlement of an outstanding option or SAR will not be returned to our share reserve.
■Awards subject to forfeiture/recoupment. Awards granted under the Amended and Restated 2022 EIP will be subject to recoupment in accordance with any recoupment requirement imposed under applicable law, rules, regulations, or stock exchange listing standards, including, without limitation, recoupment requirements imposed pursuant to Section 954 of the U.S. Dodd‑Frank Wall Street Reform and Consumer Protection Act of 2010, or any regulations promulgated thereunder, or recoupment requirements under the laws of any other jurisdiction, as well as to the terms and conditions of the Company’s Executive Compensation Recovery Policy.
■Restriction on dividends. The Amended and Restated 2022 EIP provides that no awards should provide for the awardee’s receipt of dividends or dividend equivalents in any form prior to the vesting of such awards, or applicable portion thereof, or otherwise permit the payment of dividends or dividend equivalents on any award to the extent that the awards have not yet vested.
For further details, please review the descriptions of our non-employee director stock option program and our equity incentive program for executive officers in the “Director Compensation” and “Executive Compensation” sections, respectively, of this Proxy Statement.
Description of the Amended and Restated 2022 EIP
The material features of the Amended and Restated 2022 EIP are described below. The following description of the Amended 2022 EIP is a summary only and is qualified in its entirety by reference to the complete text of the Amended and Restated 2022 EIP. Shareholders are urged to read the actual text of the Amended and Restated 2022 EIP in its entirety, which is appended as Appendix C to this Proxy Statement.
Purpose
The Amended and Restated 2022 EIP is designed to align the interests of our employees, directors and consultants their interests with those of the Company’s shareholders by increasing their proprietary interests in the Company’s growth and success, to advance the interests of the Company by attracting and retaining employees, directors, officers, and other service providers, and to motivate such persons to act in the long-term best interests of the Company and its shareholders.
Types of Awards
The terms of the Amended and Restated 2022 EIP provide for the grant of incentive stock options, nonstatutory stock options, restricted share bonuses, share appreciation rights, phantom share units, restricted share units, performance share bonuses, performance share units, and other share-based awards.
Shares Available for Awards
Subject to adjustment for certain changes in our capitalization, if this Proposal 5 is approved, the aggregate number of ordinary shares that may be issued pursuant to awards granted under the Amended and Restated 2022 EIP (the “Share Reserve”), will not exceed the 17,859,525 shares.
To the extent ordinary shares underlying an award (whether granted under the Amended and Restated 2022 EIP or the Predecessor Plan), are not issued or delivered by reason of (i) the expiration, cancellation or termination, in whole or in part, of such award, without having been exercised or redeemed in full, or the settlement of the award in cash, or if (ii) any shares subject to the share awards shall be reacquired by the Company prior to vesting, then such shares shall again be available under the Amended and Restated 2022 EIP.

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Shares subject to an award under the Amended and Restated 2022 EIP may not be made available for issuance under the Amended and Restated 2022 EIP if such shares are: (a) tendered by a participant or withheld by the Company in payment of the exercise price to the Company or to satisfy any tax withholding obligation or other tax liability of the participant, (b) repurchased by the Company on the open market or otherwise, in either case using cash proceeds from the exercise of options, and (c) not issued or delivered as a result of the net settlement of an outstanding option or SAR.
Under Section 4.1(ii) of the Amended and Restated 2022 EIP, the maximum aggregate number of shares that may be issued pursuant to Full-Value Share Awards (which mean any restricted share bonus, restricted share unit, phantom share unit, performance share bonus, performance share unit, or other share-based award where the holder receives the entire value of each underlying ordinary share without payment or reduction of such payment by the Company) shall not exceed 16,052,165. Under Section 8.4 of the Amended and Restated 2022 EIP, no employee shall be eligible to be granted Full-Value Share Awards covering more than 5,000,000 shares or any options and/or SARs covering more than 4,000,000 shares during any fiscal year of the Company. Section 3.5 of the Amended and Restated 2022 EIP also provides that notwithstanding any provision to the contrary in the Amended and Restated 2022 EIP or any policy of the Company regarding compensation payable to a non-employee director, the sum of the grant date fair value of all awards payable in shares and the maximum cash value of any other aware award, together with the cash compensation paid to such non-employee director (i.e., retainer, meeting or similar fees) during any fiscal year of the Company, shall not exceed $750,000.
Eligibility
All of our (including our affiliates’) employees, non-employee directors, and consultants are eligible to participate in the Amended and Restated 2022 EIP and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Amended and Restated 2022 EIP only to our employees (including officers) and employees of our affiliates. As of August 22, 2025, 7,568 employees, 11 non-employee directors, and 0 consultants were eligible for awards under the Amended and Restated 2022 EIP.
Administration
The Amended and Restated 2022 EIP is administered by the Board unless and until the Board delegates administration to a committee (the “Committee”) or a subcommittee thereof, each member of which is intended to be (i) “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of the rules of the Nasdaq Stock Exchange or of any other stock exchange on which the shares are then traded. Within the scope of such authority, the Board or the Committee may, to the extent permitted by applicable law, delegate to a committee of one or more individuals who are not Non‑Employee Directors the authority to grant awards to individuals who are either (1) not then subject to Section 16 of the Exchange Act or (2) receiving an award as to which the Board or Committee elects not to comply with Rule 16b‑3 by having two or more Non‑Employee Directors grant such award.
If administration is delegated to the Committee, the Committee shall have the, in connection with the administration of the Amended and Restated 2022 EIP, the powers possessed by the Board, which include determining (i) the recipients of awards, (ii) the form, amount and timing of each award to such recipients, (iii) the number of shares subject to each award, (iv) the purchase price or base price associated with the award, (v) the vesting schedule or conditions applicable to a share award, including any accelerations or waivers thereof, and (vi) all other terms and conditions of awards, including, without limitation, the forms of agreement evidencing the awards.
Repricing
Under the Amended and Restated 2022 EIP, the Committee may not amend or replace any previously granted option or share appreciation right in a transaction that constitutes a repricing within the meaning of the rules of the Nasdaq Stock Exchange or any other stock exchange on which the shares are then traded, without the prior approval of the Company’s shareholders.

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Minimum Vesting
Notwithstanding any provision of the Plan to the contrary, all share awards granted under the Amended and Restated 2022 EIP shall have a minimum vesting period of one (1) year measured from the date of grant of the applicable share award; provided, however, that up to five percent (5%) of the shares available for distribution under the Amended and Restated 2022 EIP may be granted without such minimum vesting period. This minimum vesting limit shall not impact the Company’s ability to grant share awards that contain rights to accelerated vesting on a termination of continuous service or to otherwise accelerate vesting, including, without limitation, upon a Change of Control. In addition, the minimum vesting requirement shall not apply to: (i) share awards issued by the Company in assumption of or substitution for awards previously granted, or the right or obligation to grant future awards, by a company acquired by the Company or any of its affiliates or with which the Company or any of its affiliates combines; or (ii) share awards granted to a non-employee director which vest on the earlier of the one (1) year anniversary of the date of grant and the next annual meeting of the Company’s shareholders (which is at least fifty (50) weeks after the immediately preceding year’s annual meeting).
Dividends and Dividend Equivalents
The Amended and Restated 2022 EIP provides that dividends or dividend equivalents may be paid or credited with respect to ordinary shares subject to phantom share units, restricted share units, performance share units, as determined by the Board and contained in the applicable award agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by the Company due to a failure to vest.
Options
Options may be granted under the Amended and Restated 2022 EIP pursuant to option agreements. The Amended and Restated 2022 EIP permits the grant of options that are intended to qualify as incentive stock options (“ISOs”) and nonstatutory share options (“NSOs”).
The exercise price of NSOs may not be less than 100% of the fair market value of ordinary shares subject to the option on the date of grant. The exercise price of ISOs may not be less than 100% of the fair market value of ordinary shares subject to the option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.
Options granted under the Amended and Restated 2022 EIP may not be exercised later than seven years after the grant date and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. All terms relating to the exercise, cancellation, or other disposition of an option or share appreciation right (i) upon a termination of employment with or service to the Company of the holder of such option or share appreciation right, whether by reason of disability, retirement, death, or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Board (or the Committee) and set forth in the applicable award agreement.
Acceptable forms of consideration for the acquisition of ordinary shares pursuant to the exercise of an option under the Amended and Restated 2022 EIP may include (i) a cash or check at the time the option is exercised, (ii) the delivery of shares having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (iii) a deferred payment or other similar arrangement, including a promissory note, (iv) participation in a “same day sale” program, or (v) a combination of (i) through (iv).
Options granted under the Amended and Restated 2022 EIP may become exercisable in cumulative increments, or “vest,” as determined by the Board at the rate specified in the option agreement. Shares covered by different options granted under the Amended and Restated 2022 EIP may be subject to different vesting schedules as the Board may determine. The Board also has flexibility to provide for accelerated vesting of options in certain events.

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Generally, an optionee may not transfer an option other than by will or the laws of descent and distribution and the option shall be exercisable during the lifetime of the optionee only by the optionee. Notwithstanding the foregoing, if provided in the option agreement, the optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the optionee’s death, shall thereafter be entitled to exercise the option.
Limitations on Incentive Stock Options
The aggregate fair market value, determined at the time of grant, of shares with respect to ISOs that are exercisable for the first time by an optionee during any calendar year under all of our equity plans may not exceed $100,000. The options or portions of options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own shares possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:
■the exercise price of the ISO must be at least 110% of the fair market value of ordinary shares subject to the ISO on the date of grant; and
■the term of the ISO must not exceed five years from the day of the grant.
Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs granted under the Amended and Restated 2022 EIP is 17,800,000 shares.
Restricted Share Bonus Awards and Performance Share Bonus Awards
Restricted share bonus awards may be granted under the Amended and Restated 2022 EIP pursuant to restricted share bonus agreements. Shares acquired under a restricted share bonus award may be subject to a share acquisition right by us in accordance with a vesting schedule (which, for performance share bonus awards, shall include the achievement of certain performance goals or a combination of performance goals and continuous service). Rights to acquire shares under a restricted share bonus award may be transferred only upon such terms and conditions as are set forth in the restricted share bonus agreement. Any dividends paid on restricted shares will be subject to the same vesting conditions as apply to the shares subject to the restricted share bonus award.
Restricted Share Unit Awards and Performance Share Unit Awards
Restricted share unit awards may be granted under the Amended and Restated 2022 EIP pursuant to restricted share unit award agreements. A restricted share unit award may be settled by the delivery of ordinary shares, cash, a combination thereof. Restricted share unit awards may be subject to vesting in accordance with a vesting schedule, subject to the holder’s continuous employment or service with the Company during a specified period or, for performance share unit awards, the satisfaction of specified performance measures during a performance period. The award agreement shall specify whether the holder is entitled to receive, on a current or deferred basis, dividend equivalents, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying restricted share unit award.
To the extent permitted by the Board in the terms of a restricted or performance share unit agreement, a holder may elect to defer receipt of the value of the shares otherwise deliverable upon the vesting of restricted or performance share units, so long as such deferral election complies with applicable law, including Section 409A of the Code. Such deferred restricted or performance share units will be treated as “deferred share units.”
Share Appreciation Rights
Share appreciation rights may be granted under the Amended and Restated 2022 EIP pursuant to share appreciation right agreements. Two types of SARs are authorized for issuance: (1) stand-alone SARs and (2) stapled SARs. Stand-alone SARs shall cover a specified number of underlying shares and shall be redeemable upon the terms and conditions

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established by the Board. Upon the redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution in an amount equal to the excess of the aggregate fair market value (on the redemption date) of the shares underlying the redeemed right over the aggregate base price in effect for the shares. The Board shall determine in its sole discretion the number of shares underlying each stand-alone SAR and the base price in effect for those shares. In no event, may the base price per share be less than one hundred percent (100%) of the fair market value per underlying share on the date of grant.
Stapled SARs may only be granted concurrently with an option to acquire the same number of shares as the number of shares underlying the stapled SARs. Stapled SARs shall be redeemable upon such terms and conditions as the Board may establish and shall grant a holder the right to elect among (1) the exercise of the concurrently granted option for shares, whereupon the number of shares subject to the stapled SARs shall be reduced by an equivalent number, (2) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the fair market value (on the redemption date) of the number of vested shares which the holder redeems over the aggregate base price for such vested shares, whereupon the number of shares subject to the concurrently granted option shall be reduced by any equivalent number, or (3) a combination of (1) and (2).
Performance-Based Awards
The Amended and Restated 2022 EIP allows us to grant performance-based awards, including performance unit awards and performance share bonus awards. The Committee will establish performance goals and the level of achievement versus such performance goals that shall determine the number of shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to a share award (including a restricted share bonus, restricted share unit, performance share bonus or performance share unit), which criteria may be based on performance criteria or other standards of financial performance and/or personal performance evaluations. Such performance goals shall be established by the Committee no later than the earlier of (i) the date that is ninety (90) days after the commencement of the applicable performance period or (ii) the date on which twenty‑five percent (25%) of the performance period has elapsed, and, in any event, at a time when the outcome of the performance goals remains substantially uncertain. The Committee shall certify the extent to which the performance goals have been satisfied and the amount payable as a result thereof, prior to payment, settlement or vesting of any share award.
Phantom Share Units
The Board has the discretion to grant phantom share units, which shall be redeemable upon such terms and conditions as the Board may establish. The value of a single phantom share unit shall be equal to the fair market value of a share, unless the Board otherwise provides in the terms of the phantom share unit agreement. The distribution with respect to any phantom share unit award may be made in shares valued at the fair market value on the redemption date, in cash, or partly in shares or partly in cash, as the Board shall in its sole discretion deems appropriate.
Forfeiture and Recoupment Provisions
The Board may specify in a share award agreement that the holder’s rights, payments and/or benefits with respect to the award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to any otherwise applicable vesting or performance conditions of such award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of any applicable Company policy or code of conduct (including without limitation, engaging in “Fraud” or “Misconduct” within the meaning of the Company’s Compensation Recovery for Fraud or Misconduct Policy), breach of any agreement between the holder and the Company or any affiliate, or any other conduct by the holder that is detrimental to the business interests or reputation of the Company or any affiliate. Furthermore, all share awards (including share awards that have vested in accordance with the share award agreement) shall be subject to any recoupment requirement imposed under applicable law, rules, regulations or stock exchange listing standards, including, without limitation, recoupment requirements imposed pursuant to Section 954 of the U.S. Dodd‑Frank Wall Street Reform and Consumer Protection Act of 2010, or any regulations promulgated thereunder, or recoupment requirements under the laws of any other jurisdiction, as well as to the terms and conditions of any recoupment policy adopted by the Company from time to time to implement such

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requirements or to facilitate corporate governance, or for such other purpose as may be set forth in a share award agreement.
Changes to Capital Structure
In the event of any change in the ordinary shares subject to the Amended and Restated 2022 EIP, or subject to any share award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, spinoff, dividend in property other than cash, share split, liquidating dividend, extraordinary dividends or distributions, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Amended and Restated 2022 EIP shall be appropriately adjusted in the class(es), kind and maximum number of securities subject to the Amended and Restated 2022 EIP and the maximum number of securities that may be made subject to Full-Value Share Awards pursuant to Section 4.1(ii) of the Amended and Restated 2022 EIP or that may be made subject to award to any person pursuant to Section 8.4 of the Amended and Restated 2022 EIP, and the outstanding share awards shall be appropriately adjusted in the class(es), kind and number of securities and price per share of the securities subject to such outstanding share awards.
Change of Control
In the event of a “Change of Control” (as defined in the Amended and Restated 2022 EIP and described below), the following adjustments may apply to any outstanding share awards:
■The surviving entity or acquiring entity may assume or continue any outstanding share awards or shall substitute similar share awards (including an award to acquire substantially the same consideration paid to the shareholders in the transaction by which the Change of Control occurs) for those outstanding awards.
■In the event any surviving entity or acquiring entity refuses to assume or continue such share awards or to substitute similar share awards for those outstanding awards, then with respect to any or all outstanding share awards, the Board in its sole discretion and without liability to any person may:
•(a) provide for the payment of a cash amount in exchange for the cancellation of a share award which, in the case of options and SARs, may be equal to the product of (x) the excess, if any, of the fair market value per share at such time over the exercise or redemption price, if any, times (y) the total number of shares then subject to such share award (and otherwise, the Board may cancel such share awards for no consideration if the aggregate fair market value of the shares subject to the share awards is less than or equal to the aggregate exercise or redemption price of such share awards),
•(b) continue the share awards, or
•(c) notify holders of options, share appreciation rights or phantom share units that they must exercise or redeem any portion of such share award (including, at the discretion of the Board, any unvested portion of such share award) at or prior to the closing of the transaction by which the Change of Control occurs, and that the share awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change of Control occurs. With respect to any other share awards outstanding under the Plan, such share awards shall terminate if not exercised or redeemed prior to the closing of the transaction by which the Change of Control occurs.
■The Board shall not be obligated to treat all share awards, even those that are of the same type, in the same manner.

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For purposes of the Amended and Restated 2022 EIP, a “Change of Control” generally means any one of the following events:
■The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;
■A merger, reorganization, recapitalization, consolidation or other similar transaction involving the Company in which the voting securities of the Company owned by the shareholders of the Company immediately prior to such transaction do not represent more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such transaction;
■Any person or group of related persons, as such terms are defined or described Sections 3(a)(9) and 13(d)(3) of the Exchange Act, is or becomes the Beneficial Owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the voting securities of the Company (including by way of merger, takeover (including an acquisition by means of a scheme of arrangement), consolidation or otherwise);
■During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or
■A dissolution or liquidation of the Company other than in connection with a Restructuring Transaction (as defined below) or similar transaction.
In addition, if a Change of Control constitutes a payment event with respect to any share award which provides for the deferral of compensation and is subject to Section 409A of the Code, in order to make payment upon such Change of Control, the transaction or event described above with respect to such share award must also constitute a “change in the ownership or effective control of the Company or a “change in the ownership of a substantial portion of the assets” of the Company,” as defined in Treasury Regulation §1.409A‑3(i)(5), and if it does not, payment of such share award will be made on the share award’s original payment schedule or, if earlier, upon the death of the holder.
Notwithstanding the foregoing, a restructuring of the Company (a “Restructuring Transaction”) will not constitute a Change of Control if, immediately after the Restructuring Transaction, the shareholders of the Company immediately prior to such Restructuring Transaction represent, directly or indirectly, more than fifty percent (50%) of the total voting power of the surviving entity.
Plan Amendments and Termination
Our Board will have the authority to amend or terminate the Amended and Restated 2022 EIP at any time. However, except as otherwise provided in the Amended and Restated 2022 EIP, no amendment or termination of the Amended and Restated 2022 EIP may materially impair any rights under awards already granted to a participant unless with the written consent of the participant. We will obtain shareholder approval of any amendment to the Amended and Restated 2022 EIP as required by applicable law and listing requirements. No ISOs may be granted under the Amended and Restated 2022 EIP after the tenth anniversary of the earlier of the date the Amended and Restated 2022 EIP was adopted by our Board or approved by our shareholders.

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U.S. Federal Income Tax Consequences
The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award. The Amended and Restated 2022 EIP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the NSO is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares over the exercise price. If the optionee is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.
Incentive Stock Options
The Amended and Restated 2022 EIP provides for the grant of options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionee holds shares received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of those shares and the holder’s tax basis in those shares will be long-term capital gain or loss.
If, however, an optionee disposes of shares acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the shares on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the shares on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the shares exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of shares acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the shares in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to those shares. In computing alternative minimum taxable income, the tax basis of shares acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to those shares for alternative minimum tax purposes in the year the option is exercised.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	87

Proposal Five
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of shares acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of shares, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Share Bonus Awards
Generally, the recipient of a restricted share bonus award will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the share award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient for the shares.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from share awards will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the share award.
Restricted Share Unit Awards
Generally, the recipient of a share unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the shares are delivered equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. To conform to the requirements of Section 409A of the Code, the ordinary shares subject to a share unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the share units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from share units will be the amount paid for such shares plus any ordinary income recognized when the shares are delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the share award.
Share Appreciation Rights
We may grant under the Amended and Restated 2022 EIP share appreciation rights separate from any other award or in tandem with other awards under the Amended and Restated 2022 EIP.

88	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Proposal Five
Where the share appreciation rights are granted with a base price equal to the fair market value of the underlying shares on the grant date, the recipient will recognize ordinary income equal to the fair market value of the shares or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the share appreciation right.
Phantom Share Units
Phantom share units represent rights to receive the value in the appreciation of a certain number of shares that are redeemable on certain terms and conditions established by the Board. The value of a single phantom share unit is equal to the fair market value of a share, unless otherwise determined by the Board. Distributions with respect to phantom share units will be made in the form of cash or shares. Upon the redemption of the phantom share units, the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares or cash distributed to the recipient less the base price, if any, of the phantom share units.
Section 162(m) Limitations
Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017 and which is not modified in any material respect on or after such date.
New Plan Benefits
Except as described in this paragraph with respect to our non-employee directors, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, and employees under the Amended and Restated 2022 EIP. We do not presently have any current plans, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares under the Amended and Restated 2022 EIP. Our non-employee directors are, however, entitled to receive automatic annual awards of restricted share units under our director compensation program, as described below under “Director Compensation.” As a result, the awards to be granted on the date of the 2025 AGM to our non-employee directors pursuant to the Fiscal Year 2025 non-employee director compensation program will be granted under the Amended and Restated 2022 EIP, assuming approval of this Proposal No. 5.
Awards to be Granted Under the 2022 EIP
As disclosed above under “Director Compensation,” our non-employee directors will receive awards of RSUs on the date of the 2025 AGM pursuant to the Fiscal Year 2025 Director Compensation Program, but the number of RSUs to be granted to each non-employee director is determined by dividing $275,000 (or, for a non-employee Board Chair, $350,000) by the average closing share price for the fiscal quarter prior to the date of the 2025 AGM. Therefore, the number of RSUs to be granted to our non-employee directors under the Amended and Restated 2022 EIP is not currently determinable. All other future awards, if any, that will be made to eligible persons under the Amended and Restated 2022 EIP are subject to the discretion of the Committee, and therefore, the benefits or number of shares subject to awards that may be granted in the future to our executive officers, employees and directors is not currently determinable. Therefore, a New Plan Benefits Table is not provided.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	89

Proposal Five
Equity Compensation Plan Information
The following table sets forth information concerning the Company’s equity compensation plans as of June 27, 2025.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved By Shareholders	828,882(1)	73.07(2)	9,453,768(3)
Total	828,882	73.07	9,453,768
(1)Represents 269,483 ordinary shares that were subject to issuance up to the exercise of share options granted under the 2012 EIP and 559,399 ordinary shares that were subject to issuance upon the exercise of share options granted under the 2022 EIP. Effective October 20, 2021, the Company terminated the 2012 EIP.
(2)This value is calculated based on the exercise price of options outstanding under the 2012 EIP and the 2022 EIP.
(3)Represents 9,453,768 ordinary shares available for future issuance under the 2022 EIP, where awards are granted from a pool of available shares with each share counting against such pool as 1 ordinary share. In addition, any shares that are subject to RSUs or PSUs (collectively, “Full-Value Share Awards”) will generally be counted against the Full-Value award limit of 8,091,640 ordinary shares as one share for every Full-Value Share Award granted. 8,091,640 ordinary shares were available for issuance of Full-Value Share Awards under the 2022 EIP. Any Shares subject to any outstanding share awards granted under the 2012 EIP that, on or after October 20, 2021, expire, are cancelled or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, or are settled in cash that become available for issuance under the 2022 EIP will be added to the Share Reserve at a ratio of one (1) Share for every one (1) Share subject to such 2012 EIP Award, regardless of whether such award was a Full-Value Share Award (as defined in the 2012 EIP) i.e. the 2012 EIP share award that was counted against the share reserve of the 2012 EIP at a ratio in excess of one (1) Share for every one (1) Share subject to such 2012 EIP Award.
Vote Required; Recommendation of the Board
Approval of Proposal 5: The approval of the Amended and Restated 2022 EIP, requires the affirmative vote of the holders of a majority of the votes cast. Thus, the number of votes “FOR” must exceed the number of votes “AGAINST” for this proposal to pass. Brokers are not authorized to vote on this proposal without instruction from the beneficial owners. Abstentions and broker non-votes will have no effect on this proposal. If this Proposal 5 is approved by our shareholders, the Amended and Restated 2022 EIP will become effective as of the date of the annual meeting.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RESOLUTION TO APPROVE OUR AMENDED AND RESTATED 2022 EQUITY INCENTIVE PLAN.

90	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Proposal 6 - Grant Board Authority to Allot and Issue Shares
(Ordinary Resolution)
Under Irish law, directors of an Irish company must have authority from its shareholders to allot and issue any of its authorized but unissued share capital. Because our current authority will expire on May 14, 2026, we are presenting this Proposal 6 to renew the Board’s authority to allot and issue our authorized shares on the terms set forth below.
We are seeking approval to authorize our Board, effective upon expiration of our existing authority noted above, to issue up to 20% of our issued ordinary share capital as of the latest practicable date before this Proxy Statement, for a period expiring 18 months from May 14, 2026, unless otherwise renewed, varied or revoked.
Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and enables us to issue shares, including in connection with our equity compensation plans (where required) and, if applicable, funding acquisitions and raising capital. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this Proposal 5 will only grant the Board the authority to issue shares that are already authorized under our Constitution upon the terms below. In addition, we note that, because we are a Nasdaq listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. Furthermore, we note that this authorization is required as a matter of Irish law only and is not otherwise required for other U.S. companies listed on the Nasdaq with whom we compete. Accordingly, approval of this resolution would merely place us on par with Nasdaq-listed companies incorporated in the United States.
The text of this resolution is as follows:
“RESOLVED, as an ordinary resolution, that the directors be and are hereby generally and unconditionally authorized pursuant to sub-section (1) of Section 1021 of the Companies Act 2014 of Ireland (the “Companies Act”) with effect from the expiration of the existing authority on May 14, 2026 to exercise all powers of the Company to allot and issue relevant securities (within the meaning of sub-section (12) of Section 1021 of the Companies Act) up to an aggregate nominal amount of $426 (being equivalent to approximately 20% of the aggregate nominal value of the issued ordinary share capital of the Company as of August 22, 2025 (the latest practicable date before this Proxy Statement)), and the authority conferred by this resolution shall expire 18 months from the date this authority takes effect, unless otherwise renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”
Vote Required; Recommendation of the Board
Approval of Proposal 6: As required under Irish law, the resolution with respect to this Proposal 6 is an ordinary resolution that requires the affirmative vote of the holders of a majority of the votes cast. Thus, the number of votes “FOR” must exceed the number of votes “AGAINST” for this proposal to pass. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” GRANTING THE BOARD AUTHORITY TO ALLOT AND ISSUE SHARES.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	91

Proposal 7 - Grant Board Authority to Opt-out of Statutory Pre-emption Rights
(Special Resolution)
Under Irish law, unless otherwise authorized, when an Irish company issues shares for cash, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right). Because our current authority will expire on May 14, 2026, we are presenting this Proposal 7 to renew the Board’s authority to opt-out of the pre-emption right on the terms set forth below. Our directors may issue shares for cash in pursuance of any offer or agreement under our current authority until its expiry.
We are seeking shareholder approval to authorize our Board, upon expiration of our existing authority, to opt-out of the statutory pre-emption rights provision in the event of (1) allotment of shares for cash in connection with any rights issue, and (2) allotment of shares for cash, provided such cash allotment is limited to up to 20% of our issued ordinary share capital as of August 22, 2025 (the latest practicable date before this Proxy Statement), provided that, in each case, such authorities commence as of May 14, 2026 and be limited to a period expiring 18 months from the date this authority takes effect, unless otherwise renewed, varied or revoked.
Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. Similar to the authorization sought for Proposal 6, this authority is fundamental to our business and enables us to issue shares under our equity compensation plans (where required) and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this Proposal 7 will only grant the Board the authority to issue shares in the manner already permitted under our articles upon the terms set forth in the resolution below. Without this authorization, in each case where we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could undermine the operation of our compensation plans and cause delays in the completion of acquisitions and capital raising for our business. Furthermore, we note that this authorization is required as a matter of Irish law and is not otherwise required for other U.S. companies listed on the Nasdaq with whom we compete. Accordingly, approval of this resolution would merely help us compete with other Nasdaq-listed companies.
The text of the resolution is as follows:
“RESOLVED, as a special resolution, that, subject to the passing of the resolution with respect to Proposal 6 as set out above and with effect from the expiration of the existing authority on May 14, 2026, the directors be and are hereby empowered pursuant to section 1023 of the Companies Act 2014 of Ireland (the “Companies Act”) to allot equity securities (as defined in section 1023 of that Companies Act) for cash, pursuant to the authority conferred by Proposal 6 as if section 1022 of the Companies Act did not apply to any such allotment, provided that this power shall be limited to the allotment of equity securities up to an aggregate nominal value of $426 (being equivalent to approximately 20% of the aggregate nominal value of the issued ordinary share capital of the Company as of August 22, 2025 (the latest practicable date before this Proxy Statement)) and the authority conferred by this resolution shall expire 18 months from the date this authority takes effect, unless otherwise renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”

92	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Proposal Seven
Vote Required; Recommendation of the Board
Approval of Proposal 7: As required under Irish law, the resolution with respect to this Proposal 7 is a special resolution that requires the affirmative vote of at least 75% of the votes cast. Brokers are not authorized to vote on this proposal without instruction from the beneficial owners. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” GRANTING THE BOARD AUTHORITY TO OPT-OUT OF STATUTORY PRE-EMPTION RIGHTS.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	93

Proposal 8 – Determine the Price Range at which the Company can Re-Allot Shares Held as Treasury Shares
(Special Resolution)
Our open market share repurchases and other share buyback activities, all effected by way of redemptions in accordance with our Constitution, may result in ordinary shares being acquired and held by the Company as treasury shares. We may re-allot treasury shares that we may acquire through our various share buyback activities. However, we typically cancel and retire all shares acquired through our various share buyback activities.
Under Irish law, our shareholders must authorize the price range at which we may re-allot any shares held in treasury. In this Proposal 8, that price range is expressed as a minimum and maximum percentage of the closing market price of our ordinary shares on the Nasdaq stock market on the day preceding the day on which the relevant share is re-allotted. Under Irish law, this authorization must expire no later than 18 months after its passing unless renewed.
“RESOLVED, as a special resolution, that for purposes of section 1078 of the Companies Act 2014 of Ireland (the “Companies Act”), the re-allotment price at which any treasury shares (as defined by section 106(1) of the Companies Act) held by the Company may be re-allotted off-market shall be as follows:
(a) The maximum price at which a treasury share may be re-allotted off-market shall be an amount equal to 120% of the closing price on the Nasdaq for shares of that class on the day preceding the day on which the relevant share is re-allotted by Seagate.
(b) The minimum price at which a treasury share may be re-allotted shall be the nominal value of the share where such share is required to satisfy an obligation under an employees’ share scheme (as defined under section 64(1) of the Companies Act) or any share incentive plan operated by Seagate or, in all other cases, an amount equal to 95% of the closing price on the Nasdaq for shares of that class on the day preceding the day on which the relevant share is re-allotted by Seagate.
(c) The re-allotment price range as determined by paragraphs (a) and (b) shall expire 18 months from the date of the passing of this resolution, unless previously varied, revoked or renewed in accordance with the provisions of section 109 and/or section 1078 (as applicable) of the Companies Act (and/or any corresponding provision of any amended or replacement legislation) and is without prejudice or limitation to any other authority of the Company to re-allot treasury shares on market.”
Vote Required; Recommendation of the Board
Approval of Proposal 8: As required under Irish law, the resolution with respect to this Proposal 8 is a special resolution that requires the affirmative vote of at least 75% of the votes cast. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO DETERMINE THE PRICE RANGE AT WHICH THE COMPANY CAN RE-ALLOT SHARES HELD AS TREASURY SHARES.

94	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Certain Relationships and Related Transactions
Our Board has adopted a written policy for approval of transactions with our directors, director nominees, executive officers, shareholders that beneficially own more than 5% of our ordinary shares, and immediate family members of such persons (each, a “Related Person”). Pursuant to the policy, if any Related Person has a direct or indirect material interest in a transaction or potential transaction in which the amount involved exceeds $120,000, the Related Person must promptly report it to the Chief Legal Officer of the Company or their designee. The Nominating and Corporate Governance Committee then reviews any such transactions and determines whether to approve or ratify them. In doing so, the Nominating and Corporate Governance Committee considers, among other factors, the extent of the Related Person’s interest; whether the transaction would interfere with the Related Person’s judgment in fulfilling their duties to the Company; whether the transaction is fair to the Company and on terms no less favorable than terms generally available to an unaffiliated third party under similar circumstances; whether the transaction is in the interest of the Company and its shareholders; and whether the transaction would present an improper conflict of interest.
In addition, if the transaction involves a director, the Nominating and Corporate Governance Committee will consider whether such transaction would impact such director’s independence under the Nasdaq listing rules or qualifications to serve on Board committees under the Company’s Corporate Governance Guidelines and applicable Nasdaq and SEC rules. The Board has delegated authority to the Chairperson of the Nominating and Corporate Governance Committee to review and approve or ratify transactions where the aggregate amount is expected to be less than $1 million. A summary of any new transactions approved by the Chairperson is provided to the full Nominating and Corporate Governance Committee for its review at the next scheduled committee meeting after such approval.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	95

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth as of August 22, 2025, the beneficial ownership of our ordinary shares by each of our directors, each named executive officer, and all executive officers, directors, and director nominees of the Company as a group.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned
	Shares Owned Directly or Indirectly	Ordinary Shares Subject to Options Exercisable within 60 days of August 22, 2025	Restricted Stock Units which vest within 60 days of August 22, 2025	Total	%(2)
Named Executive Officers, Directors, and Director Nominees:
William D. Mosley(3)	478,912	457,403	29,353	965,668	*
Gianluca Romano(4)	39,507	465,408	14,767	519,682	*
Ban Seng Teh(5)	6,147	10,799	6,813	23,759	*
James C. Lee(6)	257	___	___	257	*
John C. Morris(7)	21,705	___	6,411	28,116	*
Mark W. Adams(8)	—	___	2,693	2,693	*
Shankar Arumugavelu(9)	10,580	___	2,693	13,273	*
Prat S. Bhatt(10)	11,823	___	2,693	14,516	*
Judy Bruner(11)	12,268	___	2,693	14,961	*
Michael R. Cannon(12)	17,720	___	3,427	21,147	*
Richard L. Clemmer(13)	31,525	___	2,693	34,218	*
Yolanda L. Conyers(14)	5,055	___	2,693	7,748	*
Jay L. Geldmacher(15)	352	___	2,693	3,045	*
Dylan G. Haggart(16)	12,469	___	2,693	15,162	*
Thomas A. Szlosek	—	___	___	—	*
Stephanie Tilenius(17)	12,244	___	2,693	14,937	*
All Executive Officers, Directors, and Director Nominees as a group (17 persons)(18)				1,684,244	*
*    Less than 1% of Seagate’s ordinary shares outstanding.
(1)The address of each of the Company’s executive officers and directors is c/o Seagate Technology Holdings plc, 47488 Kato Rd, Fremont, CA 94538. Except as reflected in the footnotes to this table, ordinary shares beneficially owned by executive officers and directors consist of shares owned by the indicated person, and all share ownership includes sole voting and investment power.
(2)Percentage of class beneficially owned is based on 212,967,321 ordinary shares outstanding as of August 22, 2025. Each ordinary share is entitled to one vote. Ordinary shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of August 22, 2025 and ordinary shares issuable pursuant to RSUs and PSUs vesting within 60 days of August 22, 2025 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, RSUs, TPSUs, and/or PSUs, but are not deemed outstanding for computing the percentage of any other person or group.
(3)Includes 478,912 ordinary shares held directly by Dr. Mosley, 457,403 ordinary shares subject to options that are currently exercisable or will become exercisable within 60 days of August 22, 2025 and 29,353 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 22, 2025. Does not include 75,045 ordinary shares issuable pursuant to PSUs that are subject to vesting within 60 days of August 22, 2025. The 75,045 PSUs represent an annual target number of PSUs that may be earned by Dr. Mosley depending upon the Company’s performance.
(4)Includes 39,507 ordinary shares held directly by Mr. Romano, 465,408 ordinary shares subject to options that are currently exercisable or will become exercisable within 60 days of August 22, 2025 and 14,767 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 22, 2025. Does not include 25,550 ordinary shares issuable pursuant to PSUs that are subject to vesting within 60 days of August 22, 2025. The 25,550 PSUs represent an annual target number of PSUs that may be earned by Mr. Romano depending upon the Company’s performance.
(5)Includes 6,147 ordinary shares held directly by Mr. Teh, 10,799 ordinary shares subject to options that are currently exercisable or will become exercisable within 60 days of August 22, 2025 and 6,813 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 22, 2025. Does not include 15,970 ordinary shares issuable pursuant to PSUs that are subject to vesting within 60 days of August 22, 2025. The 15,970 PSUs represent an annual target number of PSUs that may be earned by Mr. Teh depending upon the Company’s performance.

96	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
(6)Includes 257 ordinary shares held directly by Mr. Lee.
(7)Includes 21,705 ordinary shares held directly by Dr. Morris and 6,411 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 22, 2025. Does not include 7,985 ordinary shares issuable pursuant to PSUs that are subject to vesting within 60 days of August 22, 2025. The 7,985 PSUs represent an annual target number of PSUs that may be earned by Dr. Morris depending upon the Company’s performance.
(8)Includes 0 ordinary shares held directly by Mr. Adams, and 2,693 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 22, 2025.
(9)Includes 10,580 ordinary shares held directly by Mr. Arumugavelu, and 2,693 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 22, 2025.
(10)Includes 11,823 ordinary shares held directly by Mr. Bhatt, and 2,693 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 22, 2025.
(11)Includes 12,268 ordinary shares held indirectly by the Bruner Living Trust, and 2,693 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 22, 2025.
(12)Includes 10,835 ordinary shares held directly by Mr. Cannon, 6,885 ordinary shares held indirectly by the Michael R. Cannon Trust, and 3,427 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 22, 2025.
(13)Includes (i) 27,658 ordinary shares held directly by Mr. Clemmer, 2,693 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 22, 2025, and 3,867 ordinary shares held directly by Mr. Clemmer's spouse. Mr. Clemmer may be deemed to share voting and investment power over the securities held by his spouse.
(14)Includes 5,055 ordinary shares held directly by Ms. Conyers, and 2,693 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 22, 2025.
(15)Includes 352 ordinary shares held directly by Mr. Geldmacher, and 2,693 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 22, 2025.
(16)Includes 12,469 ordinary shares held directly by Mr. Haggart, and 2,693 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 22, 2025.
(17)Includes 12,244 ordinary shares held directly by Ms. Tilenius, and 2,693 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 22, 2025.
(18)All Directors and current executive officers as a group (i) directly and indirectly hold 661,473 ordinary shares, (ii) hold 933,610 ordinary shares subject to options that are currently exercisable or will become exercisable within 60 days of August 22, 2025, and (iii) hold 89,161 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 22, 2025. The 89,161 PSUs that are subject to vesting within 60 days of August 22, 2025 represent an annual target number of PSUs that may be earned collectively by the executive officers depending upon the Company’s performance and are not included.
The following table sets forth each shareholder which is known by us to be the beneficial owner of more than 5% of the outstanding ordinary shares of the Company. This information is as of August 22, 2025, except as otherwise indicated in the notes to the table.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	%(1)
JP Morgan Chase & Co.(2) 383 Madison Ave. New York, NY 10179	17,890,283	8.40%
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	12,954,300	6.08%
Sanders Capital, LLC(4) 777 S. Flagler Drive, Suite 1100 West Palm Beach, FL 33401	18,902,646	8.88%
The Vanguard Group, Inc.(5) 100 Vanguard Blvd. Malvern, PA 19355	27,974,083	13.14%
Capital Research Global Investors(6) 333 South Hope Street, 55th Floor Los Angeles, CA 90071	15,621,162	7.34%
(1)Percentage of class beneficially owned is based on 212,967,321 ordinary shares outstanding as of August 22, 2025.
(2)Based solely on information reported by JP Morgan Chase & Co. ("JP Morgan"), on the Schedule 13G/A filed with the SEC on July 22, 2025, and reporting ownership as of June 30, 2025. JP Morgan has sole voting power over 15,215,772 ordinary shares, shared voting power over 260,508 ordinary shares, sole dispositive power over 17,751,385 ordinary shares and shared dispositive power over 125,615 ordinary shares.

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Security Ownership of Certain Beneficial Owners and Management
(3)Based solely on information reported by BlackRock, Inc. (“BlackRock”) on the Schedule 13G/A filed with the SEC on April 23, 2025, and reporting ownership as of March 31, 2025. BlackRock has sole voting power over 12,071,312 ordinary shares and sole dispositive power over 12,954,300 ordinary shares.
(4)Based solely on information reported by Sanders Capital, LLC. (“Sanders Capital”) on the Schedule 13G/A filed with the SEC on May 14, 2025, and reporting ownership as of March 31, 2025. Sanders Capital has shared voting power over 11,211,967 ordinary shares and shared dispositive power over 18,902,646 ordinary shares.
(5)Based solely on information reported by The Vanguard Group, Inc. (“Vanguard”) on the Schedule 13G/A filed with the SEC on January 31, 2025, and reporting ownership as of December 31, 2024. Vanguard has sole voting power over 0 ordinary shares, shared voting power over 224,599 ordinary shares, sole dispositive power over 27,018,733 ordinary shares and shared dispositive power over 955,350 ordinary shares.
(6)Based solely on information reported by Capital Research Global Investors (“Capital Group”) on Schedule 13G filed with the SEC on February 13, 2025 and reporting ownership as of December 31, 2024. Capital Group has sole voting power over 15,621,162 ordinary shares and sole dispositive power over 15,621,162 ordinary shares.

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Shareholder Proposals and Nominations
Any proposal by a shareholder intended to be included in our Proxy Statement for the 2026 AGM must be received by the Company at its registered office at 10 Earlsfort Terrace, Dublin 2, D02 T380, Ireland, Attention: Company Secretary, no later than May 12, 2026. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, to be eligible for inclusion in our 2026 Proxy Statement.
The Company’s Constitution sets forth procedures to be followed by shareholders who wish to nominate candidates for election to the Board in connection with the annual general meetings of shareholders or who wish to bring other business before a shareholders’ general meeting. All such nominations must be accompanied by certain background and other information specified in the Constitution. A shareholder wishing to nominate a director for the 2026 AGM must provide written notice to the Company Secretary of their intention to make such nomination no earlier than April 12, 2026 and no later than May 12, 2026, that is by a date not less than 120 nor more than 150 days before the anniversary of the mailing of the Proxy Statement for our prior year’s annual general meeting. If the date of the 2026 AGM occurs more than 30 days before or after the anniversary of the 2025 AGM, then the written notice must be provided to the Company Secretary no earlier than the 150th day prior to the date of the 2026 AGM and not later than the later of the 120th day prior to the date of the 2026 AGM or the 10th day following the day on which public announcement of the date of such meeting is first made.
Unless a shareholder who wishes to bring business before the 2026 AGM outside the processes of Rule 14a-8 (other than a nomination as outlined above, and subject to applicable rules) provides written notice of such business received by the Company Secretary, at the address specified above, no later than July 26, 2026, the Company-designated proxy holders will have discretionary authority to vote on any such proposal at the 2026 AGM with respect to all proxies submitted to us, even when we do not include in our Proxy Statement advice on the nature of the matter and how the Company-designated proxy holders intend to exercise their discretion to vote on the matter. If the date of the 2026 AGM occurs more than 30 days before or after the anniversary of the 2025 AGM, then such notice must be received by the Company Secretary, at the address specified above, not later than the later of the 75th day prior to the date of the 2026 AGM or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must include a description of the proposed business item and the reasons the proposing shareholder believes its position concerning the business item. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in our 2026 Proxy Statement.
In addition, to comply with Rule 14a-19 of the Exchange Act, shareholders must provide notice of the intent to solicit proxies in support of director nominees (other than our nominees) for the 2026 AGM by notifying the Company Secretary no later than August 26, 2026. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the Company’s Constitution as described above. The Nominating and Corporate Governance Committee will consider all shareholder recommendations for candidates for Board membership, which should be sent to that Committee, care of the Company Secretary, at the address set forth above. In addition to considering candidates recommended by shareholders, the Nominating and Corporate Governance Committee considers potential candidates recommended by current directors, Seagate officers and employees, and others. As stated in the Company’s Corporate Governance Guidelines and the Nominating and Corporate Governance Charter, all candidates for Board membership are selected based upon, among other things, professional experience, understanding of business and financial issues, ability to exercise sound judgment, leadership, achievements, knowledge, and experience in matters affecting the Company’s business and industry. Candidates recommended by shareholders are evaluated on substantially the same basis as director candidates identified by any other means.
Irish law provides that any shareholder or shareholders holding not less than 50% of the paid-up share capital of the Company carrying voting rights may convene an extraordinary general meeting of the Company.

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Shareholder Proposals and Nominations
Irish law also provides any shareholder or shareholders holding not less than 10% of the paid-up share capital of the Company carrying voting rights may requisition the directors to call an extraordinary general meeting at any time. The shareholders who wish to requisition an extraordinary general meeting must deposit a written notice, which is signed by the shareholders requisitioning the meeting and states the objects of the meeting, at Seagate’s registered office set forth above. If the directors do not, within 21 days of the date of deposit of the requisition, proceed to convene a meeting to be held within two months of that date, those shareholders (or any of them representing more than half of the total voting rights of all of them) may themselves convene a meeting but any meeting so convened cannot be held after the expiration of three months from the date of deposit of the requisition. These provisions of Irish law are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the Proxy Statement under the rules of the SEC.
If a shareholder wishes to communicate with the Board for any other reason, all such communications should be sent in writing, care of the Company Secretary, at the address set forth above.

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Disclosure of Interests
Under the Irish Companies Act, persons must notify us if, as a result of a transaction, they will become interested in 3% or more of our shares or, if as a result of a transaction, the person who was interested in 3% or more of our shares ceases to be so interested. Where a person is interested in 3% or more of our shares, that person must notify us of any alteration in their interest that brings their total interest through the nearest whole percentage, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of our issued share capital (or any such class of share capital in issue). Where the percentage level of that person’s interest does not amount to a whole percentage, this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the person’s interests that gave rise to the notification requirement. If a person fails to comply with these notification requirements, the person’s interest with respect to any of our ordinary shares that it holds will not be enforceable, either directly or indirectly. However, such person may apply to the Irish High Court to have the rights attaching to such shares reinstated.

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Annual Report
A copy of our Annual Report on Form 10-K (excluding exhibits) and our Irish statutory financial statements, both for Fiscal Year 2025, accompany this Proxy Statement. A printed copy of either document, including exhibits, will be furnished without charge to beneficial shareholders or shareholders of record upon request to Investor Relations, Seagate Technology Holdings plc, 47488 Kato Road, Fremont, CA 94538, or upon calling +1.510.661.1600.

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Householding
SEC rules permit a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure is referred to as “householding.” While the Company does not follow the householding procedure in mailings to record holders, a number of brokers with account holders who are Company shareholders have instituted householding. In these cases, a single Proxy Statement and Annual Report on Form 10-K will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from their broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes their consent. If at any time a shareholder no longer wishes to participate in householding and would prefer to receive a separate Proxy Statement and Annual Report on Form 10-K, they should notify their broker. Any shareholder can receive a copy of the Company’s Proxy Statement and Annual Report on Form 10-K by contacting the Company at Investor Relations, Seagate Technology Holdings plc, 47488 Kato Road, Fremont, CA 94538. Shareholders who hold their shares through a broker who currently receive multiple copies of the Proxy Statement and Annual Report on Form 10-K at their address and would like to request householding of their communications should contact their broker.

By order of the Board,
September 9, 2025	James C. Lee Executive Vice President, Chief Legal Officer, and Company Secretary

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Appendix A

Seagate Technology Holdings plc

Directors’ Report and Financial Statements
For the Year Ended 27 June 2025

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SEAGATE TECHNOLOGY HOLDINGS PLC
DIRECTORS’ REPORT AND FINANCIAL STATEMENTS
FOR THE YEAR ENDED 27 JUNE 2025

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SEAGATE TECHNOLOGY HOLDINGS PLC
COMPANY INFORMATION
FOR THE YEAR ENDED 27 JUNE 2025

DIRECTORS    Mark W. Adams (United States) (appointed 19 October 2024)

    Shankar Arumugavelu (United States)

    Prat S. Bhatt (United States)

    Robert A. Bruggeworth (United States) (resigned 19 October 2024)

    Judy Bruner (United States)

    Michael R. Cannon (United States)

    Richard L. Clemmer (United States)

Yolanda L. Conyers (United States)

    Jay L. Geldmacher (United States)

    Dylan Haggart (Canada)

    Dr William D. Mosley (United States)

    Stephanie Tilenius (United States)

SECRETARY    Laurie Webb (resigned 21 July 2024)

James C. Lee (appointed 21 July 2024)

REGISTERED OFFICE    10 Earlsfort Terrace,
    Dublin 2, Ireland.
    D02 T380.

REGISTERED NUMBER OF INCORPORATION    606203

SOLICITOR    Arthur Cox,
    10 Earlsfort Terrace,
    Dublin 2, Ireland.
    D02 T380.
AUDITOR    Ernst & Young,
    Chartered Accountants,
    Ernst & Young Building,
    Harcourt Centre,
    Harcourt Street,
    Dublin 2.

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SEAGATE TECHNOLOGY HOLDINGS PLC
DIRECTORS’ REPORT
FOR THE YEAR ENDED 27 JUNE 2025
The directors present herewith their report and audited consolidated financial statements of Seagate Technology Holdings plc and its subsidiaries (together the “Seagate group”) for the year ended 27 June 2025.
In this Directors’ Report, unless the context indicates otherwise, as used herein, the terms “we,” “us,” “group,” “Seagate,” the “Company” and “our” refer to the Seagate group.

REVIEW OF THE DEVELOPMENT OF THE BUSINESS
We are a leading provider of data storage technology and infrastructure solutions that enable enterprises and end users to confidently store and unlock the value of their data. Our principal products are hard disk drives, commonly referred to as disk drives, hard drives or HDDs. In addition to HDDs, we produce a broad range of data storage products including solid state drives (“SSDs”) and storage subsystems and offer storage solutions such as a scalable edge-to-cloud mass data platform that includes data transfer shuttles and a storage-as-a-service cloud.
HDDs are devices that store digitally encoded data on rapidly rotating disks with magnetic surfaces. HDDs continue to be the primary medium of mass data storage due to their performance attributes, reliability, high capacities, superior quality and cost effectiveness. Complementing HDD storage architectures, SSDs use NAND flash memory integrated circuit assemblies to store data.
Our HDD products are designed for mass capacity storage in the cloud and at the edge as well as legacy market applications. Mass capacity storage involves well-established use cases, such as hyperscale data centers and private and public clouds as well as quickly emerging use cases such as machine learning (“ML”) and artificial intelligence (“AI”). Legacy markets are those that we continue to sell to but we do not plan to invest in significantly. Our HDD and SSD product portfolio includes Serial Advanced Technology Attachment (“SATA”), Serial Attached SCSI (“SAS”) and Non-Volatile Memory Express (“NVMe”) based designs to support a wide variety of mass capacity and legacy applications.
Our systems portfolio includes storage subsystems for enterprises, cloud service providers (“CSPs”), scale-out storage servers and original equipment manufacturers (“OEMs”). Engineered for modularity, mobility, capacity and performance, these solutions are built with our enterprise HDDs and SSDs, enabling customers to integrate powerful, scalable storage within existing environments or create new ecosystems from the ground up in a secure, cost-effective manner.
Our Lyve portfolio provides a simple, cost-efficient and secure way to manage massive volumes of data across the distributed enterprise. The Lyve platform includes a shuttle solution that enables enterprises to transfer massive amounts of data from endpoints to the core cloud and a storage-as-a-service cloud offering that provides frictionless mass capacity storage at the metro edge.
Industry Overview
Data Storage Industry
The data storage industry includes companies that manufacture components or subcomponents designed for data storage devices, as well as providers of storage solutions, software and services. These providers address data storage needs for cloud, enterprise and other edge markets. The rapid growth of data generation, the intelligent application of data and the rise in data value are driving demand for data storage. As more data is created at endpoints outside traditional data centers, the need for real-time decision making we expect will drive an increase in processing at the edge and in the cloud. Additionally, the need for data storage and management between the edge and cloud continues to increase. Use cases include connected and autonomous vehicles, smart manufacturing, smart cities and emerging generative AI (“Gen AI”) applications. We believe the proliferation and creation of media-rich digital content, further enabled by Gen AI, ML, fifth-generation wireless (“5G”) technology, the edge and the Internet of Things (“IoT”) will continue to create demand for higher capacity storage solutions. The resulting mass data ecosystem is expected to require increasing amounts of data storage at the edge, in the cloud and in between.
Markets
The principal data storage markets include:
Mass Capacity Storage Markets
Mass capacity storage supports scalable, high capacity, cost efficient storage applications, including nearline cloud, nearline enterprise, video and image applications (“VIA”) and network-attached storage (“NAS”) and edge-to-cloud data storage infrastructures.

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Nearline. Nearline applications require mass capacity devices and mass capacity subsystems that provide end-to-end solutions to businesses for the purpose of modular and scalable storage. Cloud and enterprise storage applications require both high-capacity and energy efficient storage devices to support low total cost of ownership. Seagate systems offer mass capacity storage solutions that provide foundational infrastructure for private and public clouds. The nearline market includes storage for cloud computing, content delivery, archival, backup services and emerging use cases such as generative AI.
VIA and NAS. VIA and NAS drives are specifically designed to ensure the appropriate performance and reliability of the system for video analytics and camera enabled environments or network storage environments. These markets include storage for security and smart video installations.
Edge-to-cloud data storage infrastructures, transport, and activation of mass data. The Seagate Lyve portfolio grew out of our mass capacity storage portfolio. It provides a simple, cost-efficient and secure way to manage, transport and activate massive volumes of data across the distributed enterprise. Among other elements, the Lyve portfolio includes a shuttle solution that enables enterprises to transfer vast amounts of data from endpoints to the core cloud and a storage-as-a-service cloud that provides frictionless mass capacity storage at the metro edge.
Legacy Markets
Legacy markets include consumer, client and mission critical applications. We continue to sell to these markets but do not plan significant additional investment.
Consumer storage. Consumer applications are externally connected storage, both HDD and SSD-based, used to provide backup capabilities, augmented storage capacity, or portable storage for PCs, mobile devices and gaming consoles.
Client storage. Client applications include desktop and notebook storage that rely on low cost-per-HDD and SSD devices to provide built-in storage, digital video recorder (“DVR”) storage for video streaming in always-on consumer premise equipment and media center, and gaming storage for PC-based gaming systems as well as console gaming applications including both internal and external storage options.
Mission critical storage. Mission critical applications are defined as those that use very high-performance enterprise class HDDs and SSDs with sophisticated firmware to reliably support very high workloads.
Participants in the data storage industry include:
Major subcomponent manufacturers. Companies that manufacture components or subcomponents used in data storage devices or solutions include companies that supply spindle motors, heads and media, and application specific integrated circuits (“ASICs”).
Storage device manufacturers. Companies that transform components into storage products include disk drive manufacturers and semiconductor storage manufacturers that integrate flash memory into storage products such as SSDs.
Storage solutions manufacturers and system integrators. Companies, such as Original Equipment Manufacturers (“OEMs”), that bundle and package storage solutions, distributors that integrate storage hardware and software into end-user applications, CSPs that provide cloud based solutions to businesses for the purpose of scale-out storage solutions and modular systems, and producers of solutions such as storage racks.
Cloud and hyperscale data centers. Large cloud and hyperscale data center companies, many of which are CSPs, are increasingly designing their own storage subsystems and having them built by contract manufacturers for their own data centers. The leading hyperscale data center companies are also implementing advanced AI technologies to enhance their business growth. To support this AI-driven expansion, they are increasing the storage capacity of both AI-specific and traditional cloud infrastructure.
Storage services. Companies that provide and host services and solutions, which include storage, backup, archiving, recovery and discovery of data.
Demand for Data Storage
In the “Worldwide Global DataSphere Forecast, 2025-2029”, published by the International Data Corporation1 (“IDC”), the global datasphere is forecasted to grow at a compound rate of 25% over the next five years to reach 527 zettabytes annually by 2029. Digital transformation has given rise to many new applications, all of which rely on faster access to and secure storage of data proliferating from endpoints through edge to cloud. Additionally, the adoption of generative AI applications is expected to accelerate the creation of digital content such as text, images and video over the long term. We expect these trends will have a positive impact on storage demand.
1 Worldwide IDC Global DataSphere Forecast, 2025–2029, Doc #US53363625, May 2025.

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As more applications require real-time decision making, some data processing and storage are moving closer to the network edge. We believe this will result in a buildup of private and edge cloud environments that will enable fast and secure access to data throughout the IoT ecosystem.
Factors contributing to the growth of digital content include:
•Creation, sharing and consumption of media-rich content, such as high-resolution photos, high-definition videos and digital music through smart phones, tablets, digital cameras, personal video cameras, DVRs, gaming consoles or other digital devices; the adoption of smart home and wearable devices as well as the growth of social media platforms;
•Rapid consumer and enterprise adoption of widely available generative AI tools;
•Increasing use of video and imaging sensors to collect and analyze data used to improve traffic flow, emergency response times and manufacturing production costs, as well as for new security surveillance systems that feature higher resolution digital cameras and thus require larger data storage capacities;
•Creation and collection of data through the development and evolution of the IoT ecosystem, big data analytics, machine learning and new technology trends such as autonomous vehicles and drones, smart manufacturing, and smart cities, as well as emerging trends including generative AI content growth or applications that converge the digital and physical worlds such as the metaverse or use of digital twins;
•The growing use of analytics, especially for action on data created at the edge instead of processing and analyzing at the data center, which is particularly important for verticals such as autonomous vehicles, property monitoring systems, and smart manufacturing;
•Cloud migration initiatives and the ongoing advancement of the cloud, including the build out of large numbers of cloud data centers by CSPs and private companies transitioning on-site data centers into the cloud; and
•The need for protection of increased digital content through redundant storage on backup devices and externally provided storage services is essential.
As a result of these factors, we anticipate that the nature and volume of data being created will require greater storage capability, which is more efficiently and economically facilitated by higher capacity mass storage solutions.
In addition, the economics of storage infrastructure are also evolving. The utilization of private and public cloud storage and open-source solutions is reducing the total cost of ownership of storage while increasing the speed and efficiency with which customers can leverage massive computing and storage devices. Accordingly, we expect these trends will continue to create significant demand for data storage products and solutions going forward.
Demand Trends
We believe that continued growth in digital content creation will require increasingly higher storage capacity in order to store, aggregate, host, distribute, analyze, manage, protect, back up and use such content. We also believe that as architectures evolve to serve a growing commercial and consumer user base throughout the world, storage solutions will evolve as well.
Mass capacity storage is and will continue to be the enabler of scale. According to IDC’s 2025 Cloud Infrastructure Index, hard drives store 87% of exabytes in large data center deployments. We expect increased data creation will lead to the expansion of the need for storage in the form of HDDs, SSDs and systems. While the advance of solid state technology in many end markets is expected to increase, we believe that in the foreseeable future, cloud, edge and traditional enterprise that require high-capacity storage solutions will be best served by HDDs due to their ability to deliver reliable, scalable, energy-efficient and the most cost-effective mass storage devices. As HDD capacities continue to increase, demand for higher capacity drives is expected to grow due to their better total cost of ownership compared with lower capacity drives. As a result, we can address higher exabyte demand with fewer HDD units that have higher average capacity per drive.
Industry Supply Balance
From time to time, the storage industry has experienced periods of imbalance between supply and demand. To the extent that the storage industry builds or maintains capacity based on expectations of demand that do not materialize, price erosion may become more pronounced. Conversely, during periods where demand exceeds supply, we usually have better pricing power and price erosion is generally muted. As production lead-times for our latest generation of high-capacity HDDs have extended, we began to require longer term demand forecasts and commitments from customers to improve supply predictability and create greater alignment between supply and demand.

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Our Business
Data Storage Technologies
The design and manufacturing of HDDs depends on highly advanced technology and manufacturing techniques. Therefore, it requires relatively high levels of research and development spending and capital equipment investments. We design, fabricate and assemble a number of the most important components in our disk drives, including read/write heads and recording media. Our design and manufacturing operations are based on technology platforms that are used to produce various disk drive products that serve multiple data storage applications and markets. Our core technology platforms focus on the areal density of media and read/write head technologies, including the Mozaic platform, which is the industry’s first implementation of the high-capacity enabling heat-assisted magnetic recording (“HAMR”) technology as well as innovations like shingled-magnetic-recording ("SMR") technology, and the throughput-optimizing multi actuator MACH.2 technology. This design and manufacturing approach allows us to deliver a portfolio of storage products to service a wide range of data storage applications and industries.
Disk drives that we manufacture are commonly differentiated by the following key characteristics:
•    Input/output operations per second (“IOPS”), commonly expressed in megabytes per second, which is the maximum number of reads and writes to a storage location;
•Storage capacity, commonly expressed in TB, which is the amount of data that can be stored on the disk drive;
•Areal density, which is a measurement of the storage capacity per square inch on the recording surface of a disk (also known as platter);
•Spindle rotation speed, commonly expressed in revolutions per minute (“RPM”), which has an effect on speed of access to data;
•Interface transfer rate, commonly expressed in megabytes per second, which is the rate at which data moves between the disk drive and the computer controller;
•Average seek time, commonly expressed in milliseconds, which is the time needed to position the heads over a selected track on the disk surface;
•Data transfer rate, commonly expressed in megabytes per second, which is the rate at which data is transferred to and from the disk drive;
•    Product quality and reliability, commonly expressed in annualized return rates; and
•Energy efficiency, commonly measured by the power output such as energy per TB necessary to operate the disk drive.
The total storage capacity of a disk drive is determined by the size and number of disks it contains as well as the areal density capability of these disks.
We also offer SSDs as part of our storage solutions portfolio. Our portfolio includes devices with SATA, SAS and NVMe interfaces. The SSDs differ from HDDs in that they are without mechanical parts.
SSDs store data on NAND flash memory cells, or metal-oxide semiconductor transistors using a charge on a capacitor to represent a binary digit. SSD technology offers fast access to data and robust performance. SSDs complement hyperscale applications, high-density data centers, cloud environments and web servers. They are also used in mission-critical enterprise applications, consumer, gaming and NAS applications.
Manufacturing
We primarily design and manufacture our own read/write heads and recording media, which are critical technologies for disk drives. This integrated approach enables us to lower costs and to improve the functionality of components so that they work together efficiently.
We believe that because of our vertical design and manufacturing strategy, we are well positioned to take advantage of the opportunities to leverage the close interdependence of components for disk drives. Our manufacturing efficiency and flexibility are critical elements of our integrated business strategy. We continuously seek to improve our manufacturing efficiency and reduce manufacturing costs by:

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•    Employing manufacturing automation;
•Employing machine learning algorithms and AI;
•    Improving product quality and reliability;
•Integrating our supply chain with suppliers and customers to enhance our demand visibility and reduce our working capital requirements;
•Coordinating between our manufacturing group and our research and development organization to rapidly achieve volume manufacturing; and
•Operating our facilities at optimal capacities.
A vertically integrated model, however, tends to have less flexibility when demand declines as it exposes us to higher unit costs when capacity utilization is not optimized which would lead to factory underutilization charges as we experienced in fiscal years 2024 and 2023.
Components and Raw Materials
Disk drives incorporate certain components, including a head disk assembly and a printed circuit board mounted to the head disk assembly, which are sealed inside a rigid base and top cover containing the recording components in a contamination-controlled environment. We maintain a highly integrated approach to our business by designing and manufacturing a significant portion of the components we view as critical to our products, such as read/write heads and recording media.
Read/Write Heads. The function of the read/write head is to scan across the disk as it spins, magnetically recording or reading information. The tolerances of read/write heads are extremely demanding and require state-of-the-art equipment and processes. Our read/write heads are manufactured with thin-film and photolithographic processes similar to those used to produce semiconductor integrated circuits, though challenges related to magnetic film properties and topographical structures are unique to the disk drive industry. In addition, HAMR technology utilizes a laser and a near-field transducer on the read/write head to heat an extremely small spot on the magnetic disk, allowing for higher data density storage. We perform all primary stages of design and manufacture of read/write heads at our facilities. We use a combination of internally manufactured and externally sourced read/write heads, the mix of which varies based on product mix, technology and our internal capacity levels.
Media. Data is written to or read from the media, or disk, as it rotates at very high speeds past the read/write head. The media is made from non-magnetic substrates, usually an aluminum alloy or glass and is coated with thin layers of magnetic materials. HAMR technology requires media with higher coercivity alloys that are stable at room temperature. The laser temporarily lowers the coercivity allowing data to be written. We use a combination of internally manufactured and externally sourced finished media and aluminum substrates, the mix of which varies based on product mix, technology and our internal capacity levels. We purchase all of our glass substrates from third parties.
Printed Circuit Board Assemblies. The printed circuit board assemblies (“PCBAs”) are comprised of standard and custom ASICs and ancillary electronic control chips. The ASICs control the movement of data to and from the read/write heads and through the internal controller and interface, which communicates with the host computer. The ASICs and control chips form electronic circuitry that delivers instructions to a head positioning mechanism called an actuator to guide the heads to the selected track of a disk where the data is recorded or retrieved. Disk drive manufacturers use one or more industry standard interfaces such as SATA, SCSI, or SAS to communicate to the host systems.
Head Disk Assembly. The head disk assembly consists of one or more disks attached to a spindle assembly powered by a spindle motor that rotates the disks at a high constant speed around a hub. Read/write heads, mounted on an arm assembly, similar in concept to that of a record player, fly extremely close to each disk surface, and record data on and retrieve it from concentric tracks in the magnetic layers of the rotating disks. The read/write heads are mounted vertically on an E-shaped assembly (“E-block”) that is actuated by a voice-coil motor to allow the heads to move from track to track. The E-block and recording media are mounted inside the head disk assembly. We purchase spindle motors from outside vendors and from time to time participate in the design of the motors that go into our products.
Disk Drive Assembly. Following the completion of the head disk assembly, it is mated to the PCBA, and the completed unit goes through extensive defect mapping and machine learning prior to packaging and shipment. Disk drive assembly and machine learning operations occur primarily at our facilities located in China and Thailand. We perform subassembly and component manufacturing operations at our facilities in China, Malaysia, Northern Ireland, Singapore, Thailand and the United States (“U.S.”).

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Contract Manufacturing. We outsource the manufacturing and assembly of certain components and products to third parties in various countries worldwide. This includes outsourcing the PCBAs used in our disk drives, SSDs and storage subsystems. We continue to participate in the design of our components and products, and we are directly involved in qualifying key suppliers and components used in our products.
Suppliers of Components and Industry Constraints. There are a limited number of independent suppliers of components, such as recording heads and media, available to disk drive manufacturers. From time to time, we may enter into long-term supply arrangements with these independent suppliers. Vertically integrated disk drive manufacturers like us, who manufacture their own components, are less dependent on external component suppliers than less vertically integrated disk drive manufacturers. However, certain parts of our business have been adversely affected by our suppliers’ capacity constraints and this could occur again in the future.
Commodity and Other Manufacturing Costs. The production of disk drives requires rare earth elements, precious metals, scarce alloys and industrial commodities, which are subject to fluctuations in price and the supply of which has at times been constrained. In addition to increased costs of components and commodities, volatility in fuel and other transportation costs may also increase our costs related to commodities, manufacturing and freight. As a result, we may increase our use of alternative shipment methods to help offset any increase in freight costs, and we will continually review various forms of shipments and routes to minimize the exposure to higher freight costs.
Products
We offer a broad range of storage solutions for mass capacity storage and legacy applications. We differentiate products on the basis of capacity, performance, product quality, reliability, price, form factor, interface, power consumption efficiency, security features and other customer integration requirements. Our industry is characterized by continuous and significant advances in technology that contribute to rapid product life cycles. Currently our product offerings include:
Mass Capacity Storage
Enterprise Nearline HDDs. Our high-capacity enterprise HDDs, including HAMR-based Mozaic drives, ship in capacities of up to 35TB. These products are designed for mass capacity data storage in the cloud and at the edge, as well as server environments and cloud systems that require high capacity, enterprise reliability, energy efficiency and integrated security. They are available in SATA and SAS interfaces. Additionally, certain customers can utilize many of our HDDs with SMR technology enabled which increases the available storage capacity of the drive with certain performance trade-offs.
Enterprise SSDs. Our enterprise SSDs are designed for high-performance, hyperscale, high-density and cloud applications. They are offered with multiple interfaces, including SATA and NVMe, and in capacities up to 30TB.
Enterprise Systems. Our systems portfolio provides modular storage arrays, storage server platforms, multi-level configuration for disks (commonly referred as JBODs) and expansion shelves to expand and upgrade data center storage infrastructure and other enterprise applications. They feature speed, scalability and security. Our capacity-optimized systems feature multiple scalable configurations and can accommodate up to 2.5 petabytes of HDDs per chassis. We offer capacity and performance-optimized systems that include all-flash, all-disk and hybrid arrays for workloads demanding high performance, capacity and efficiency.
VIA. Our video and image HDDs are built to support the high-write workload of always-on, always-recording video systems. These optimized drives are built to support the growing needs of the video imaging market with support for multiple streams and capacities up to 30TB.
NAS. Our NAS drives are built to support the performance and reliability demanded by small and medium businesses, and incorporate interface software with custom-built health management, error recovery controls, power settings and vibration tolerance. Our NAS HDD solutions are available in capacities up to 30TB. We also offer NAS SSDs with capacities up to 4TB.
Legacy Applications
Mission Critical HDDs and SSDs. Although we have stopped offering 15,000 RPM HDDs, we continue to support 10,000 RPM HDDs, offered in capacities up to 2.4TB, which enable increased throughput while improving energy efficiency. Our enterprise SSDs are available in capacities up to 30TB with various interfaces. Our SSDs deliver the speed and consistency required for demanding enterprise storage and server applications.
Consumer Solutions. Our external storage solutions with capacities up to 24TB are shipped, under the Seagate Ultra Touch, One Touch, Expansion and Basics product lines, as well as under the LaCie brand name. We strive to deliver the best customer experience by leveraging our core technologies, offering services such as Seagate Recovery Services (data recovery) and partnering with leading brands such as Microsoft’s Xbox and Sony’s PlayStation.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-9

Client Applications. Our 3.5-inch desktop drives offer up to 24TB of capacity, designed for personal computers and workstation applications and our 2.5-inch notebook drives offer up to 5TB for HDD and up to 4TB for SSD designed for applications such as traditional notebooks, convertible systems and external storage to address a range of performance needs and sizes for affordable, high-capacity storage. Our DVR HDDs are optimized for video streaming in always-on consumer premise equipment applications with capacities up to 8TB. Our gaming SSDs are specifically optimized internal storage for gaming rigs and are designed to enhance the gaming experience during game load and game play with capacities up to 4TB.
Lyve Edge-to-Cloud Mass Capacity Platform
Lyve. Lyve is our as-a-service platform built with mass data in mind. These solutions, including modular hardware and software delivered in a consumption-based model, support enterprises’ on-premise and cloud data transfer and retention needs. Lyve Cloud Object Storage is a consumption-based, mass storage simple storage service (“S3”) compatible cloud, completing our comprehensive edge-to-cloud portfolio. Lyve Cloud is available in standard and infrequent access tiers, across multiple geographic regions.
Customers
We sell our products to major OEMs, distributors and retailers.
OEM customers, including large hyperscale data center companies and CSPs, typically enter into master purchase agreements with us. Deliveries are scheduled only after receipt of purchase orders. Historically, customers could defer or cancel most purchase orders without significant penalty. However, during fiscal year 2024, as production lead-times extended for our latest generation of high-capacity hard disk drives, we began to require longer term demand forecasts and commitments, with potential cancellation charges across key global OEM customers which was necessary to improve supply predictability and align supply with customer demand requirements. While not entirely eliminating order deferments or cancellations from our key OEM customers, we expect these changes will dampen demand volatility over time.
Our distributors generally enter into non-exclusive agreements for the resale of our products. They typically furnish us with a non-binding indication of their near-term requirements and product deliveries are generally scheduled accordingly. The agreements and related sales programs typically provide the distributors with limited rights of return and price protection. In addition, we offer sales programs to distributors on a quarterly and periodic basis to promote the sale of selected products in the sales channel.
Our retail channel consists of our branded storage products sold to retailers either by us directly or by our distributors. Retail sales made by us or our distributors typically require greater marketing support, sales incentives and price protection periods.
See “Note 16. Revenue” contained in this report for a description of our major customers.
Competition
We compete primarily with manufacturers of hard drives used in the mass capacity storage and legacy markets, and with other companies in the data storage industry that provide SSDs and systems. Some of the principal factors used by customers to differentiate among data storage solutions manufacturers are storage capacity, product performance, product quality and reliability, price per unit and price per TB, storage/retrieval access times, data transfer rates, form factor, product warranty and support capabilities, supply continuity and flexibility, power consumption, total cost of ownership and brand. While different markets and customers place varying levels of emphasis on these factors, we believe that our products are competitive with respect to many of these factors in the markets that we currently compete in.
Principal Competitors. We compete with manufacturers of storage solutions and the other principal manufacturers in the data storage solution industry including:
•Kioxia Holdings Corporation;
•Micron Technology, Inc.;
•Samsung Electronics;
•Sandisk Corporation;
•SK hynix, Inc.;
•Toshiba Corporation; and
•Western Digital Corporation.

A-10	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Price Erosion. Historically, our industry has been characterized by price declines for data storage products with comparable capacity, performance and feature sets (“like-for-like products”). Price declines for like-for-like products (“price erosion”) tend to be more pronounced during periods of:
•Economic contraction in which competitors may use discounted pricing to attempt to maintain or gain market share;
•Few new product introductions when competitors have comparable or alternative product offerings; and
•Industry supply exceeding demand.
Data storage manufacturers typically attempt to offset price erosion with an improved mix of data storage products characterized by higher capacity, better performance and additional feature sets and product cost reductions.
We believe our HDDs’ supply and demand remained well balanced during fiscal year 2025, supporting a healthy pricing environment.
Product Life Cycles and Changing Technology. Success in our industry has been dependent to a large extent on the ability to balance the introduction and transition of new products with time-to-volume, performance, capacity and quality metrics at a competitive price, level of service and support that our customers expect. Generally, the drive manufacturer that introduces a new product first benefits from improved product mix, favorable profit margins and less pricing pressure until comparable products are introduced. Evolving technology also necessitates on-going investments in research and development, which may be difficult to recover due to rapid product life cycles or economic declines. Further, there is a continuing need to successfully execute product transitions and new product introductions, as factors such as quality, reliability and manufacturing yields continue to be of significant competitive importance.
Cyclicality and Seasonality
Our mass capacity markets are subject to variability of sales, which can be attributed to the timing of IT spending or a reflection of cyclical demand from CSPs based on the timing of their procurement and deployment requirements and their ability to procure other components needed to build out data center infrastructure. Our legacy markets, such as consumer storage applications, traditionally experienced seasonal variability in demand with higher levels of demand in the first half of the fiscal year, primarily driven by consumer spending related to back-to-school season and traditional holiday shopping season.
Research and Development
Our Research & Development (R&D) organization is focused on the development of storage solutions leveraging our areal density leadership in mass capacity hard disk drives. Our portfolio also includes solid state drives and systems. We continue to develop innovative magnetic recording technologies as well as conduct research on adjacent technologies necessary for the development of scalable, high-availability storage products.
Seagate’s HAMR based Mozaic platform reflects our ability to productize complex nanoscale technologies, create a foundation for scaling to increasingly higher capacity hard drive storage products, and extend our areal density leadership. In addition, we continue to optimize our perpendicular magnetic recording (“PMR”) product development and manufacturing by leveraging design systems that extend across product generations and result in more efficient resource utilization.
Our wafer and media development, recording subsystems, firmware, and system development happens around the world. Our primary R&D centers are located in Northern Ireland, Singapore, Thailand and in the U.S. in California, Colorado and Minnesota.
The expenses related to R&D depend on several factors including the stage of technological development and product qualification timelines.
Patents and Licenses
As of 27 June 2025, we had approximately 3,273 U.S. patents and 243 patents issued in various non-U.S. jurisdictions, as well as approximately 221 U.S. and 38 non-U.S. patent applications pending. The number of patents and patent applications will vary at any given time as part of our ongoing patent portfolio management activity. Due to the rapid technological change that characterizes the data storage industry, we believe that, in addition to patent protection, the improvement of existing products, reliance upon trade secrets, protection of unpatented proprietary know-how and development of new products are also important to our business in establishing and maintaining a competitive advantage. Accordingly, we intend to continue our efforts to broadly protect our intellectual property, including obtaining patents, where available, in connection with our research and development program.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-11

The data storage industry is characterized by significant litigation arising from time to time relating to patent and other intellectual property rights. Occasionally, we receive claims that our products infringe patents of third parties. Although we have been able to resolve some of those claims or potential claims without a material adverse effect on us, other claims have resulted in adverse decisions or settlements. In addition, other claims are pending, which if resolved unfavorably to us could have a material adverse effect on our business and results of operations. For more information on these claims, see "Note 13. Legal, Environmental and Other Contingencies”. The costs of engaging in intellectual property litigation in the past have been, and in the future may be, substantial, irrespective of the merits of the claim or the outcome.
Environmental Matters
Our operations are subject to U.S. and foreign laws and regulations relating to the protection of the environment, including those governing discharges of pollutants into the air and water, the management and disposal of hazardous substances and wastes and the cleanup of contaminated sites. Some of our operations require environmental permits and controls to prevent and reduce air and water pollution, and these permits are subject to modification, renewal and revocation by issuing authorities.
We have established an environmental management system and continually review and update our environmental policies and standard operating procedures for our operations worldwide as needed. We believe that our operations are in material compliance with applicable environmental laws, regulations and permits. We budget for operating and capital costs on an ongoing basis to comply with environmental laws. If additional or more stringent requirements are imposed on us in the future, we could incur additional operating costs and capital expenditures.
Some environmental laws, such as the U.S. Comprehensive Environmental Response Compensation and Liability Act of 1980 (as amended, the “Superfund” law), a U.S. law, and its state equivalents, can impose liability for the cost of cleanup of contaminated sites upon any of the current or former site owners or operators, or upon parties who sent waste to these sites, regardless of whether the owner or operator owned the site at the time of the release of hazardous substances or the lawfulness of the original disposal activity. We have been identified as a responsible or potentially responsible party at several sites. At each of these sites, we have an assigned portion of the financial exposure based on the type and amount of hazardous substances disposed of by each party at the site and the number of financially viable parties. We have fulfilled our responsibilities at some of these sites and remain involved in only a few at this time. Based on our current estimates of cleanup costs and our expected allocation of these costs, we do not expect costs in connection with these sites to be material.
We may be subject to various state, federal and international laws and regulations governing the environment, including those restricting the presence of certain substances in electronic products. For example, the European Union (“EU”) enacted the Restriction of the Use of Certain Hazardous Substances in Electrical and Electronic Equipment (2011/65/EU), which prohibits the use of certain substances, including lead, in certain products, including disk drives and server storage products, put on the market after 1 July 2006. Similar legislation has been or may be enacted in other jurisdictions, including in Canada, China, Japan, Mexico, Taiwan, the U.S. and others. The EU REACH Directive (Registration, Evaluation, Authorization, and Restriction of Chemicals, EC 1907/2006) also restricts substances of very high concern in products. If we or our suppliers fail to comply with the substance restrictions, recycle content requirements or other environmental requirements as they are enacted worldwide, it could have a materially adverse effect on our business.
Employees
As of 27 June 2025, we employed approximately 30,000 full-time employees worldwide, of which approximately 25,000 were located in Asia. We believe that our employees are crucial to our current success and that our future success will depend, in part, on our ability to attract, retain and further motivate qualified employees at all levels. We believe that our employee relations are good.

A-12	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

REVIEW OF THE PERFORMANCE OF THE BUSINESS
Fiscal Year 2025 Summary
During fiscal year 2025, we shipped 595 exabytes of HDD storage capacity. We generated revenue of approximately $9.1 billion with a gross margin of 35% and net income of $1.5 billion. Our operating cash flow was $1.1 billion and we paid $600 million in dividends. We issued $400 million principal amount of senior notes, repaid $479 million principal amount of the 2025 Notes and $505 million of the 2027 Notes, as well as repurchased $99 million principal amount of certain senior notes. Additionally, we acquired Intevac, Inc. (“Intevac”), a supplier of thin-film processing systems, for a net cash outlay of $47 million.
Recent Developments, Economic Conditions and Challenges
During fiscal year 2025, we experienced a significant increase in demand for our high capacity nearline drives primarily from cloud customers. At the same time, we have continued to operate in a dynamic macroeconomic environment marked by rapid shifts in trade policies and increasing geopolitical tensions. These factors may impact our business and results of operations. We will continue to monitor the situation and assess plans to mitigate future risk to the business. Over the long-term we expect our hard drive storage business to benefit from future growth in data demand and data value, including from the adoption of Generative AI applications.
For further discussion of the uncertainties and business risks, see the “Principal Risk and Uncertainties” section of the Directors’ Report.
Results of Operations
We list in the tables below summarized information from our Consolidated Profit and Loss Account by dollar amounts and as a percentage of revenue:

	Fiscal Years Ended
(Dollars in millions)	27 June 2025	28 June 2024
Revenue	$9,097	$6,551
Cost of revenue	5,897	5,015
Gross profit	3,200	1,536
Product development	724	654
Marketing and administrative	561	460
Restructuring and other, net	25	(30)
Operating earnings	1,890	452
Other charges, net	(377)	(7)
Income before taxes	1,513	445
Income tax expense	44	110
Net income	$1,469	$335

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-13

	Fiscal Years Ended
(As a percentage of Revenue)	27 June 2025	28 June 2024
Revenue	100%	100%
Cost of revenue	65	77
Gross margin	35	23
Product development	8	10
Marketing and administrative	6	7
Restructuring and other, net	—	—
Operating margin	21	6
Other charges, net	(4)	—
Income before taxes	17	6
Income tax expense	1	2
Net income	16%	4%

Revenue
The following table summarizes information regarding consolidated revenues by channel, geography, and market and HDD exabytes shipped by market and price per terabyte:

	Fiscal Years Ended
	27 June 2025	28 June 2024
Revenues by Channel (%)
OEMs	80%	75%
Distributors	12%	15%
Retailers	8%	10%
Revenues by Geography (%) (1)
Asia Pacific	41%	53%
Americas	49%	35%
EMEA	10%	12%
Revenues by Market (%)
Mass capacity	81%	72%
Legacy	12%	18%
Other	7%	10%

HDD Exabytes Shipped by Market
Mass capacity	552	355
Legacy	43	43
Total	595	398

HDD Price per Terabyte	$14.00	$15.00
__________________________________
(1) Revenue is attributed to geography based on the bill from location.

	Fiscal Years Ended			% Change
(Dollars in millions)	27 June 2025	28 June 2024	Change
Revenue	$9,097	$6,551	$2,546	39%

A-14	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Revenue in fiscal year 2025 increased approximately 39% or $2,546 million, from fiscal year 2024, primarily due to an increase in mass capacity exabytes shipped as we experienced higher demand in particular for our nearline cloud products and favorable pricing actions undertaken by the Company.

Cost of Revenue and Gross Margin

	Fiscal Years Ended			% Change
(Dollars in millions)	27 June 2025	28 June 2024	Change
Cost of revenue	$5,897	$5,015	$882	18%
Gross profit	3,200	1,536	1,664	108%
Gross margin	35%	23%
For fiscal year 2025, gross margin increased by 12 percentage points compared to the prior fiscal year primarily driven by favorable product mix and pricing actions undertaken by the Company, a decrease of $96 million of supply related purchase order cancellation fees, as well as $160 million of factory underutilization charges and $13 million of accelerated depreciation expense for certain capital equipment that did not recur in fiscal year 2025, partially offset by $13 million of restructuring costs related to an inventory write down due to a discontinued product line in the fiscal year 2025.
Warranty cost related to new shipments was 0.7% and 0.8% of revenue for the fiscal year 2025 and 2024, respectively.

Operating Expenses

	Fiscal Years Ended			% Change
(Dollars in millions)	27 June 2025	28 June 2024	Change
Product development	$724	$654	$70	11%
Marketing and administrative	561	460	101	22%
Restructuring and other, net	25	(30)	55	*
Operating expenses	$1,310	$1,084	$226
______________________________
*Not a meaningful figure
Product Development Expense. Product development expenses for fiscal year 2025 increased by $70 million from fiscal year 2024 primarily due to a $64 million increase in compensation and other employee benefits as a result of the variable compensation expense recognized in fiscal year 2025 and temporary salary reductions in fiscal year 2024, a $9 million increase in facility costs, a $5 million increase in equipment expense and a $4 million increase in outside services, partially offset by a $13 million decrease in material expenses.
Marketing and Administrative Expense. Marketing and administrative expenses for fiscal year 2025 increased by $101 million from fiscal year 2024 primarily due to a $84 million increase in compensation and other employee benefits as a result of the variable compensation expense recognized in fiscal year 2025 and temporary salary reductions in fiscal year 2024, a $7 million increase in travel expenses, a $7 million increase in outside services expense and a $3 million increase in advertising costs.
Restructuring and Other, net. We recorded $38 million of restructuring charges in fiscal year 2025, of which $13 million was recorded to Cost of revenue and $25 million recorded to Restructuring and other, net, respectively, primarily related to an inventory write down due to a discontinued product line, employee related termination benefits and right-of-use (“ROU”) asset impairment charges.
Other charges, net

	Fiscal Years Ended			% Change
(Dollars in millions)	27 June 2025	28 June 2024	Change
Other charges, net	$(377)	$(7)	$(370)	*

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-15

Other charges, net for fiscal year 2025 primarily related to $321 million of interest expense and $53 million loss on investments. Other charges, net for fiscal year 2024 primarily related to $332 million of interest expense, $52 million loss on investments and $29 million net loss from debt transactions, partially offset by a $313 million gain from the sale of System-on-Chip (“SoC”) operations and $104 million net gain from termination of interest rate swap.
Income Taxes

	Fiscal Years Ended			% Change
(Dollars in millions)	27 June 2025	28 June 2024	Change
Income tax expense	$44	$110	$(66)	(60)%

We recorded an income tax expense of $44 million for fiscal year 2025 compared to an income tax expense of $110 million for fiscal year 2024.
We established Singapore as our principal executive offices in fiscal year 2024. Our parent holding company owns various U.S. and non-Singaporean subsidiaries that operate in multiple non-Singaporean income tax jurisdictions. Our worldwide operating income is either subject to varying rates of income tax or is exempt from income tax due to tax incentive programs we operate under in Singapore and Thailand.
Our income tax expense recorded for fiscal years 2025 differed from the expense for income taxes that would be derived by applying the Singaporean statutory rate of 17% to income before income taxes, primarily due to the net effect of (i) tax benefits related to earnings generated in jurisdictions that are subject to tax incentive programs and (ii) changes in valuation allowance.
Our income tax expense recorded for fiscal years 2024 differed from the expense for income taxes that would be derived by applying the Singaporean statutory rate of 17% to income before income taxes, primarily due to the net effect of (i) changes in valuation allowance and (ii) current year generation of research credits.
On 4 July 2025, the One Big Beautiful Bill Act (“OBBBA”) was enacted in the U.S. The OBBBA includes significant provisions, such as the permanent extension of certain expiring provisions of the Tax Cuts and Jobs Act, modifications to the international tax framework, and the restoration of favorable tax treatment for certain business provisions. The legislation has multiple effective dates, with certain provisions effective in fiscal year 2026 and others implemented through fiscal year 2028. We are currently assessing its impact on our consolidated financial statements.

A-16	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

PRINCIPAL RISKS AND UNCERTAINTIES
Summary of Principal Risks and Uncertainties
The following is a summary of the principal risks and uncertainties that could materially and adversely affect our business, results of operations, financial condition, cash flows, brand and/or the price of our outstanding ordinary shares, and make an investment in our ordinary shares speculative or risky. You should read this summary together with the more detailed description of each of the risks and uncertainties contained below. Additional risks and uncertainties beyond those summarized below or discussed elsewhere in this report may apply to our business and operations as currently conducted or as we may conduct them in the future or to the markets in which we currently, or may in the future, operate.
Risks Related to our Business, Operations and Industry
•Our ability to increase our revenue and maintain our market share depends on our ability to successfully introduce and achieve market acceptance of new products on a timely basis. If our products do not keep pace with customer requirements, our results of operations will be adversely affected.
•We operate in highly competitive markets and our failure to anticipate and respond to technological changes and other market developments, including price competition, could harm our ability to compete and risk the commoditization of our products.
•We have been, and may in the future be, adversely affected by reduced, delayed, loss of or canceled purchases by one or more of our key customers, including large hyperscale data center companies and CSPs.
•We are dependent on sales to distributors and retailers, which may increase price erosion and the volatility of our sales.
•We must plan our investments in our products and incur costs before we have customer orders or know about the market conditions at the time the products are produced. If we fail to predict demand accurately for our products or if the markets for our products change, we may have insufficient demand or we may be unable to meet demand, which may materially and adversely affect our financial condition and results of operations.
•Changes in demand for computer systems, data storage subsystems and consumer electronic devices has previously caused, and may in the future cause, a decline in demand for our products.
•We have a long and unpredictable sales cycle for nearline storage solutions, which impairs our ability to accurately predict our financial and operating results in any period and may adversely affect our ability to manage inventory and forecast the need for investments and expenditures.
•We experience seasonal declines in the sales of our consumer products during the second half of our fiscal year which may adversely affect our results of operations.
•Our worldwide sales and manufacturing operations subject us to risks that may adversely affect our business related to disruptions in international markets, currency exchange fluctuations and increased costs.
•We may not be able to execute acquisitions, divestitures and other significant transactions successfully and we may have difficulty or fail to successfully integrate acquired companies.
Risks Associated with Supply and Manufacturing
•Shortages or delays in the receipt of, or cost increases in, critical components, equipment or raw materials necessary to manufacture our products, as well as reliance on single-source suppliers, has in the past and may in the future affect our production and development of products and harm our operating results.
•We have cancelled purchase commitments with suppliers and incurred costs associated with such cancellations, and if revenues fall or customer demand decreases significantly, we may seek to cancel or may otherwise not meet our purchase commitments to certain suppliers in the future, which could result in damages, penalties, disputes, litigation, increased manufacturing costs or excess inventory.
•Due to the complexity of our products, some defects may only become detectable after deployment, which may lead to increased costs and adversely affect our operating results.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-17

Risks Related to Financial Performance or General Economic Conditions
•Changes in the macroeconomic environment have impacted and may continue to negatively impact our results of operations.
•We may not be able to generate sufficient cash flows from operations and our investments to meet our liquidity requirements, including servicing our indebtedness and continuing to declare our quarterly dividend.
•Our quarterly results of operations fluctuate, sometimes significantly, from period to period, and may cause our share price to decline.
•If we do not adequately control our costs or if any cost reduction activities that we undertake do not deliver the results we expect, we will not be able to compete effectively and our financial condition may be adversely impacted.
•The effect of geopolitical uncertainties, political unrest, war, terrorism, natural disasters, public health issues and other circumstances, on national and/or international commerce and on the global economy, could materially and adversely affect our results of operations and financial condition.
•We are subject to counterparty default risks.
Legal, Regulatory and Compliance Risks
•Our business is subject to various laws, regulations and governmental policies that may cause us to incur significant expense or adversely impact our results of operations and financial condition.
•Some of our products and services are subject to export control laws and other laws affecting the countries in which our products and services may be sold, distributed, or delivered, and any changes to or violation of these laws could have a material and adverse effect on our business, results of operations, financial condition and cash flows.
•Changes in U.S. trade policy, including the imposition of sanctions or tariffs and the resulting consequences, may have a material and adverse impact on our business and results of operations.
•Our business is exposed to risks associated with litigation, investigations and regulatory proceedings that may cause us to incur significant expense or adversely impact our results of operations and financial condition.
•Tax-related matters could have a material and adverse effect on our business, results of operations or financial condition.

Risks Related to Intellectual Property and Other Proprietary Rights
•We may be unable to protect our intellectual property rights, which could adversely affect our business, financial condition and results of operations.
•We are at times subject to intellectual property proceedings and claims which could cause us to incur significant additional costs or prevent us from selling our products, and which could adversely affect our results of operations and financial condition.
•Our business and certain products and services depend in part on intellectual property and technology licensed from third parties, as well as data centers and infrastructure operated by third parties.
Risks Related to Information Technology, Data and Information Security
•We could suffer a loss of revenue and increased costs, exposure to significant liability including legal and regulatory consequences, reputational harm and other serious negative consequences in the event of cyber-attacks, ransomware or other cyber security breaches or incidents that disrupt our operations, cause widespread outages, and/or result in unauthorized access to, or the loss, corruption, unavailability or dissemination of proprietary or confidential information of our customers or about us or other third parties.
•We must maintain and upgrade our global enterprise resource planning system and other information technology (“IT”) systems, and our failure to do so could have a material and adverse effect on our business, financial condition and results of operations.
Risks Related to Human Capital and Corporate Responsibility
•The loss of or inability to attract, retain and motivate key executive officers and employees could negatively impact our business prospects.
•We are subject to risks related to corporate and social responsibility that could adversely affect our reputation and performance.

A-18	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Risks Related to Owning our Ordinary Shares
•The price of our ordinary shares may be volatile and could decline significantly.
•Any decision to reduce or discontinue the payment of cash dividends to our shareholders or the repurchase of our ordinary shares pursuant to our previously announced share repurchase program could cause the market price of our ordinary shares to decline significantly.
RISKS RELATED TO OUR BUSINESS, OPERATIONS AND INDUSTRY
Our ability to increase our revenue and maintain our market share depends on our ability to successfully introduce and achieve market acceptance of new products on a timely basis. If our products do not keep pace with customer requirements, our results of operations will be adversely affected.
The markets for our products are characterized by rapid technological change, frequent new product introductions and technology enhancements, uncertain product life cycles and changes in customer demand. The success of our products and services also often depends on whether our offerings are compatible with our customers’ or third-parties’ products or services and their changing technologies. Our customers demand new generations of storage products as advances in computer hardware and software have created the need for improved storage, with features such as increased storage capacity, enhanced security, energy efficiency, improved performance and reliability and lower cost. We, and our competitors, have developed improved products, and we will need to continue to do so in the future.
Historically, our results of operations have substantially depended upon our ability to be among the first-to-market with new data storage product offerings. We have faced and may continue to face technological, operational and financial challenges in developing new products. In addition, our investments in new product development may not yield the anticipated results. Our market share, revenue and results of operations have been, and in the future may be adversely affected by our failure to:
•develop new products, identify business strategies and timely introduce competitive product offerings to meet technological shifts;
•consistently maintain our time-to-market performance with our new products;
•manufacture these products in adequate volume;
•meet specifications or satisfy compatibility requirements;
•qualify these products with key customers on a timely basis by meeting our customers’ performance, quality and security specifications; or
•achieve acceptable manufacturing yields, quality and margins with these products.
Accordingly, we cannot accurately determine the ultimate effect that our new products will have on our results of operations. Our failure to accurately anticipate customers’ needs and accurately identify the shift in technological changes could materially and adversely affect our long-term financial results.
In addition, the concentration of customers in our largest end markets magnifies the potential adverse effect of missing a product qualification opportunity. If the delivery of our products is delayed, our customers may use our competitors’ products to meet their requirements.
When we develop new products with higher capacity and more advanced technology, our results of operations may decline because the increased difficulty and complexity associated with producing these products increases the likelihood of reliability, quality or operability problems. If our products experience increases in failure rates, are of low quality or are not reliable, customers may reduce their purchases of our products, our factory utilization may decrease and our manufacturing rework and scrap costs, along with our service and warranty costs may increase. In addition, a decline in the reliability of our products may make it more difficult for us to effectively compete with our competitors.
Additionally, we may be unable to produce new products that have higher capacities and more advanced technologies in the volumes and timeframes that are required to meet customer demand. As part of our launch of the Mozaic hard drive platform, we are transitioning to key areal density recording technologies that use HAMR technology to increase HDD capacities. If our transitions to more advanced technologies, including the transition to HDDs utilizing HAMR technology, require development, qualification or production cycles that are longer than anticipated or if we otherwise fail to implement new HDD technologies successfully, we may lose sales and market share, which could significantly harm our financial results and reputation.
We cannot assure you that we will be among the leaders in time-to-market with new products or that we will be able to successfully qualify new products with our customers in the future. If our new products are not successful, our future results of operations may be adversely affected.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-19

We operate in highly competitive markets and our failure to anticipate and respond to technological changes and other market developments, including price competition, could harm our ability to compete and risk the commoditization of our products.
We face intense competition in the data storage industry. Our principal sources of competition include HDD and SSD manufacturers, and companies that provide storage subsystems, including electronic manufacturing services and contract electronic manufacturing.
The markets for our data storage products are characterized by technological change, which is driven in part by the adoption of new industry standards. These standards provide mechanisms to ensure technology component interoperability but they also hinder our ability to innovate or differentiate our products. When this occurs, our products may be considered commodities, which has historically, and could in the future, result in downward pressure on prices.
We also experience competition from other companies that produce alternative storage technologies such as flash memory, where increasing capacity, decreasing cost, energy efficiency and improvements in performance have resulted in SSDs that offer increased competition with our lower capacity, smaller form factor HDDs and a declining trend in demand for HDDs in our legacy markets. Some customers for both mass capacity storage and legacy markets have adopted SSDs as an alternative to hard drives in certain applications. Further adoption of SSDs or other alternative storage technologies may limit our total addressable HDD market, impact the competitiveness of our product portfolio and reduce our market share. Any resulting increase in competition could have a material and adverse effect on our business, financial condition and results of operations.
Our industry has experienced consolidation and may continue to consolidate. Consolidation may result in new or stronger competitors, and such competitors may have greater resources or competitive advantages. In addition, current and potential competitors have established and may in the future establish cooperative relationships among themselves or with third parties, including some of our partners or suppliers, that result in declines in revenue or willingness to purchase from or sell to us, as applicable, on favorable terms.
We have been, and may in the future be, adversely affected by reduced, delayed, loss of or canceled purchases by, one or more of our key customers, including large hyperscale data center companies and CSPs.
Some of our key customers, such as OEM customers including large hyperscale data center companies and CSPs, account for a large portion of our revenue in our mass capacity markets. While we have long-standing relationships with many of our customers, if any key customers were to significantly reduce, defer or cancel their purchases or delay product acceptances, or we were prohibited from selling to those key customers for any reason, such as export regulations or other factors beyond our control, our revenues and results of operations may be materially and adversely affected, particularly if we are unable to collect any applicable cancellation charges. Although sales to key customers may vary from period to period, a key customer that permanently discontinues or significantly reduces its relationship with us, or that we are prohibited from selling to, could be difficult to replace. In line with industry practice, new key customers usually require that we pass a lengthy and rigorous qualification process. Accordingly, it may be a difficult, costly or prolonged process to attract and sign new key customers.
Furthermore, to the extent that there is consolidation among our customer base, or when supply exceeds demand in our industry, our customers may be able to command increased leverage in negotiating prices and other terms of sale, causing price erosion that could adversely affect our profitability. Furthermore, if such customer pressures require us to reduce our pricing such that our gross margins are diminished, it might not be feasible to sell to a particular customer, which could result in a decrease in our revenue. Consolidation among our customer base may also lead to reduced demand for our products, replacement of our products by the combined entity with those of our competitors and cancellations of orders, each of which could adversely affect our results of operations. If a significant transaction or regulatory impact involving any of our key customers results in the loss of or reduction in purchases by these key customers, it could have a material and adverse effect on our business, results of operations and financial condition.

A-20	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

We are dependent on sales to distributors and retailers, which may increase price erosion and the volatility of our sales.
Sales to distributors and retailers of disk drive products account for a substantial portion of our revenue. Many of our distributors and retailers also market competing products. We face significant competition in this distribution channel as a result of limited product qualification programs and a focus on price, terms and product availability. Sales volumes through this channel are also less predictable and subject to greater volatility. In addition, deterioration in business and economic conditions has exacerbated price erosion and volatility as distributors and retailers lower prices to compensate for lower demand and higher inventory levels. Our distributors’ and retailers’ ability to access credit to fund their operations may also affect their purchases of our products. If prices decline significantly in this distribution channel or our distributors or retailers reduce purchases of our products, experience financial difficulties or terminate their relationships with us, our revenues and results of operations would be adversely affected.
We must plan our investments in our products and incur costs before we have customer orders or know about the market conditions at the time the products are produced. If we fail to predict demand accurately for our products or if the markets for our products change, we may have insufficient demand or we may be unable to meet demand, which may materially and adversely affect our financial condition and results of operations.
Our results of operations are highly dependent on cloud, enterprise and consumer spending and the resulting demand for our products. Reduced demand, particularly from our key cloud and enterprise customers as a result of a significant change in macroeconomic conditions or other factors, may result in a significant reduction or cancellation of their purchases from us, which has in the past and may in the future materially and adversely impact our business and financial condition.
Our manufacturing process requires us to make significant product-specific investments in inventory for production at least three to six months in advance. As a result, we incur inventory and manufacturing costs in advance of anticipated sales that may never materialize or that may be substantially lower than expected. In addition, because of our vertical design and manufacturing strategy, operations have significant fixed costs that are difficult to reduce in the short-term, including our costs relating to utilization of existing facilities and equipment. If we fail to forecast demand accurately or if there is a partial or complete reduction in long term demand for our products, we may also experience excess and obsolescence of inventory, higher inventory carrying costs, factory underutilization charges and manufacturing rework costs, which have resulted in and could in the future result in material and adverse effects on our financial condition and results of operations. For example, due to customer inventory adjustments, we have in the past experienced, and may in the future experience, a slowdown in demand for our products, particularly in the mass capacity markets. These reductions in demand have required us to significantly reduce manufacturing production plans and recognize factory underutilization charges in fiscal years 2024 and 2023.
We develop and manufacture technologically advanced products that require precision engineering, specialized manufacturing processes and rigorous quality control standards. During periods of increasing demand, the complexity of these products and our manufacturing processes has contributed to challenges in recommissioning and effectively utilizing our production equipment to meet customer needs. These difficulties may arise again in the future, potentially delaying our ability to respond to an improving demand environment. Any inability to efficiently restart or fully utilize our production equipment could result in missed revenue opportunities, increased operational costs, and adverse effects on our business and financial condition.
Other factors that have affected and may continue to affect our ability to anticipate or meet the demand for our products and adversely affect our results of operations include:
•competitive product announcements or technological advances that result in excess supply when customers cancel purchases in anticipation of newer products;
•variability in demand due to end market conditions, including fluctuations in adoption rates of emerging technologies such as artificial intelligence, shifts in customer preferences and broader economic trends;
•variable demand resulting from unanticipated upward or downward pricing pressures;
•our ability to successfully qualify, manufacture and sell our data storage products;
•changes in our product mix, which may adversely affect our gross profits;
•key customers deferring or canceling purchases or delaying product acceptances, or unexpected increases in their orders;
•manufacturing delays or interruptions, particularly at our manufacturing facilities in China, Malaysia, Northern Ireland, Singapore, Thailand or the United States;
•limited access to components that we obtain from a single or a limited number of suppliers; and
•the impact of changes in trade policy, including tariffs, and/or foreign currency exchange rates on the cost of producing our products and the effective price of our products to our customers.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-21

Changes in demand for computer systems, data storage subsystems and consumer electronic devices has previously caused, and may in the future cause, a decline in demand for our products.
Our products are incorporated in computers, data storage systems deployed in data centers and consumer electronic devices. Historically, the demand for these products has been volatile. Unexpected slowdowns in demand for computers, data storage subsystems or consumer electronic devices generally result in sharp declines in demand for our products. Declines in customer spending on the systems and devices that incorporate our products could have a material and adverse effect on demand for our products and on our financial condition and results of operations. Uncertain global economic and business conditions can exacerbate, and have in the past exacerbated, these risks.
We are dependent on our long-term investments to manufacture adequate products. Our investment decisions in adding new manufacturing capacity require significant planning and lead time, and a failure to accurately forecast demand for our products could cause us to over-invest or under-invest, which would lead to excess capacity, underutilization charges, or impairments.
Sales to the legacy markets remain an important part of our business. These markets, however, have been, and we expect them to continue to be, adversely affected by:
•announcements or introductions of major new operating systems or semiconductor improvements or shifts in customer preferences, performance requirements and behavior, such as the shift to tablet computers, smart phones, NAND flash memory or similar devices that meet customers’ cost and capacity metrics;
•longer product life cycles; and
•changes in macroeconomic conditions that cause customers to spend less, such as the imposition of new and/or increased tariffs, increased laws and regulations, and increased unemployment levels.
The deterioration of demand for disk drives in certain of the legacy markets has accelerated, and we believe this deterioration may continue and may further accelerate, which has caused and could further cause our operating results to suffer.
In addition, we believe announcements regarding competitive product introductions from time to time have caused customers to defer or cancel their purchases, making certain inventory obsolete. Whenever an oversupply of products in the market causes our industry to have higher than anticipated inventory levels, we experience even more intense price competition from other manufacturers than usual, which may materially and adversely affect our financial results.
We have a long and unpredictable sales cycle for nearline storage solutions, which impairs our ability to accurately predict our financial and operating results in any period and may adversely affect our ability to manage inventory and forecast the need for investments and expenditures.
Our nearline storage solutions are technically complex and we typically supply them in high quantities to a small number of customers. Many of our products are tailored to meet the specific requirements of individual customers and are often integrated by our customers into the systems and products that they sell.
Our sales cycle for nearline storage solutions could exceed one year and be unpredictable, depending on the time required for developing, testing and evaluating our products before deployment, the size of deployment, and the complexity of system configuration necessary for development. Additionally, our nearline storage solutions are subject to variability of sales primarily due to the timing of IT spending as a reflection of cyclical demand from CSPs based on the timing of their procurement and deployment requirements and their ability to procure other components needed to build out data center infrastructure. Given the length of development and qualification programs and unpredictability of the sales cycle, we may be unable to accurately forecast product demand, which may result in excess inventory and associated inventory reserves or write-downs, which could harm our business, financial condition and results of operations.

A-22	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

We experience seasonal declines in the sales of our consumer products during the second half of our fiscal year which may adversely affect our results of operations.
In several of our end markets, sales of computers, storage subsystems and consumer electronic devices tend to be seasonal, and therefore, we expect to continue to experience seasonality in our business as we respond to variations in our customers’ demand for our products. In particular, sales of our consumer products have in the past and may in the future be lower during the second half of our fiscal year. Retail sales of certain of our legacy markets solutions traditionally experience higher demand in the first half of our fiscal year driven by consumer spending in the back-to-school season from late summer to fall and the traditional holiday shopping season from fall to winter. We experience seasonal reductions in the second half of our fiscal year in the business activities of our customers during international holidays like Lunar New Year, as well as in the summer months (particularly in Europe), which typically result in lower sales during those periods. Since our working capital needs peak during periods in which we are increasing production in anticipation of orders that have not yet been received, our results of operations will fluctuate even if the forecasted demand for our products proves accurate. Failure to anticipate consumer demand for our branded solutions may also adversely impact our future results of operations. Furthermore, it is difficult for us to evaluate the degree to which this seasonality may affect our business in future periods because of the rate and unpredictability of product transitions and new product introductions, as well as macroeconomic conditions. In particular, during periods when there are rapidly changing macroeconomic conditions, historical seasonality trends may not be a good indicator to predict our future performance and results of operations.
Our worldwide sales and manufacturing operations subject us to risks that may adversely affect our business related to disruptions in international markets, currency exchange fluctuations and increased costs.
We are a global company and have significant sales operations outside of the United States, including sales personnel and customer support operations. We also generate a significant portion of our revenue from sales outside the United States. Disruptions in the economic, environmental, political, legal or regulatory landscape in the countries where we operate may have a material and adverse impact on our manufacturing and sales operations. Disruptions in financial markets and the deterioration of global economic conditions have had and may continue to have an impact on our sales to customers and end-users. In addition, ongoing uncertainty in U.S. policy, including uncertainty relating to tariffs and other trade restrictions, may have an impact on our sales to customers and end-users.
Prices for our products are denominated predominantly in dollars, even when sold to customers located outside the United States. An increase in the value of the dollar could increase the real cost to our customers in those markets outside of the United States. This could adversely impact our sales and market share in such areas or increase pressure to lower our prices, and adversely impact our profit margins. In addition, we have revenue and expenses denominated in currencies other than the dollar, primarily the Thai Baht, Singaporean dollar, Chinese Renminbi and British Pound Sterling, which further exposes us to adverse movements in foreign currency exchange rates. A weakened dollar could increase the effective cost of our expenses such as payroll, utilities, tax and marketing expenses, as well as overseas capital expenditures. Any of these events could have a material and adverse effect on our results of operations. We manage the impact of foreign currency translation risk by entering into foreign currency forward exchange contracts to hedge our balance sheet exposures. Our hedging strategy may be ineffective, and specific hedges may expire and not be renewed or may not offset any or more than a portion of the adverse financial impact resulting from currency variations. The hedging activities may not cover our full exposure, subject us to certain counterparty credit risks and may impact our results of operations. See “Financial Risk Management” of this report for additional information about our foreign currency exchange risk.
In addition, certain countries in which we have operations have restrictive regulations over the movement of cash and/or foreign exchange across their borders. Similarly, Singapore may impose taxes on dividends of cash from our subsidiaries to the parent company. If we are unable to access our cash or we are required to pay taxes to repatriate such cash, our business and operations may be harmed, or we may need to seek other sources of liquidity.
The shipping and transportation costs associated with our international operations are typically higher than those associated with our U.S. operations, resulting in decreased operating margins for us in some countries. Volatility in fuel costs, political instability or constraints and increases in the costs or reliability of air transportation may lead us to develop alternative shipment methods, which could disrupt our ability to receive raw materials, or ship finished products, and as a result our business and results of operations may be harmed.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-23

We may not be able to execute acquisitions, divestitures and other significant transactions successfully and we may have difficulty or fail to successfully integrate acquired companies.
As part of our business strategy, we may acquire companies or businesses, divest businesses or assets, enter into strategic alliances and joint ventures, and make investments to further our business. Risks associated with these transactions have included, and may include:
•not fully realizing the anticipated profits or other benefits of any particular transaction in the timeframe we expected or at all due to competition, market trends, additional costs or investments, the actions of advisors, suppliers or other third parties, or other factors;
•certain transactions resulting in significant costs and expenses;
•failing to identify significant issues with the target during the due diligence process that result in significant liabilities;
•issuing common stock (potentially creating dilution) or incurring additional debt in order to finance a transaction, which financings may require us to accept onerous terms such as high interest rates or covenants that restrict our business;
•an adverse impact on our effective tax rate;
•acquiring a target with differing or inadequate privacy, data protection, and cybersecurity controls; and
•litigation.
In addition, if we fail to identify and complete such transactions and successfully integrate acquired businesses that further our strategic objectives, we may be required to expend additional resources to develop products, services and technology internally, which may put us at a competitive disadvantage. Integrations could significantly disrupt our business and the acquired business as they are often time-consuming and expensive and involve significant challenges, including successfully combining product and service offerings, entering or expanding markets, and retaining and integrating key employees, customers, distributors, facilities, technologies, and business systems, among other challenges. Furthermore, if there are future decreases in our stock price or significant changes in the business climate or results of operations of our reporting units, we may incur additional charges, including impairment charges.
In the case of a divestiture, we may have difficulty finding buyers or alternative exit strategies on acceptable terms in a timely manner. We may also dispose of a business at a price or on terms that are less desirable than we had anticipated. In addition, we may experience fewer benefits than expected, and the impact of the divestiture on our revenue growth may be larger than projected.
RISKS ASSOCIATED WITH SUPPLY AND MANUFACTURING
Shortages or delays in the receipt of, or cost increases in, critical components, equipment or raw materials necessary to manufacture our products, as well as reliance on single-source suppliers, has in the past and may in the future affect our production and development of products and harm our operating results.
The cost, quality and availability of components, subassemblies, certain equipment and raw materials used to manufacture our products are critical to our success. Particularly important for our products are components such as read/write heads, substrates for recording media, ASICs, spindle motors, printed circuit boards, suspension assemblies and NAND flash memory. Certain rare earth elements are also critical in the manufacture of our products. Many of these rare earth elements are sourced from China, which accounts for a majority of the global supply and processing capacity for these materials. As a result, recent or potential future export restrictions or bans by the Chinese government, as well as any import restrictions or bans by the U.S. government, on rare earth minerals could materially and adversely impact our supply chain continuity and operating results. In addition, the equipment we use to manufacture our products and components is frequently custom made and comes from a few suppliers and the lead times required to obtain manufacturing equipment can be significant. Our efforts to control our costs, including capital expenditures, may also affect our ability to obtain or maintain such inputs and equipment, which could affect our ability to meet future demand for our products.

A-24	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

We rely on sole or a limited number of direct and indirect suppliers for some or all of these components and rare earth elements that we do not manufacture, including substrates for recording media, read/write heads, ASICs, preamplifiers, spindle motors, printed circuit boards, suspension assemblies and NAND flash memory. Our options in supplier selection in these cases are limited and the supplier-based technology has been and may continue to be single-sourced until wider adoption of the technology occurs and any necessary licenses become available. In light of this small, consolidated supplier base, if our suppliers increased their prices as a result of inflationary pressures, evolving trade policies, including the imposition of tariffs or other trade restrictions, or other macroeconomic conditions or changes to such conditions, and we could not pass these price increases to our customers, our operating margin would decline. Also, many of these direct and indirect component suppliers are geographically concentrated, making our supply chain more vulnerable to regional disruptions such as severe weather, local or global health issues or pandemics, acts of terrorism, war and an unpredictable geopolitical climate. Trade policy developments, including retaliatory measures by other countries, could exacerbate these risks by further restricting the availability and/or increasing the cost of critical components, delaying shipments, resulting in the relocation of certain manufacturing processes or otherwise disrupting our global supply chain. These factors have materially impacted, and may in the future impact the production, availability and transportation of many components. We also often aim to lead the market in new technology deployments and leverage unique and customized technology from single source suppliers who are early adopters in the emerging market. If there are any technical issues in the supplier’s technology, it may also cause us to delay shipments of our new technology deployments, incur scrap, rework or warranty charges and harm our financial position. Further, if a sole source or limited source supplier decides not to do business with us for any reason, we may be unable to develop, manufacture and commercialize certain of our products, which would adversely affect our business and financial position.
We have experienced and could in the future experience increased costs and production delays that made us unable to obtain the necessary equipment or sufficient quantities of some components. We have also been, and could in the future be, forced to pay higher prices, make volume purchase commitments or advance deposits for some components, equipment or raw materials that were in short supply in the industry. If our direct and indirect vendors for these components are unable to meet our cost, quality, supply and transportation requirements or fulfill their contractual commitments and obligations, we may have to reengineer some products, which would likely cause production and shipment delays, make the reengineered products more costly and provide us with a lower rate of return on these products. Further, if we have to allocate the components we receive to certain of our products and ship less of others due to shortages or delays in critical components, we may lose sales to customers who could purchase more of their required products from a competitor that either did not experience these shortages or delays or that made different allocations, and thus our revenue and operating margin would decline.
We cannot assure you that we will be able to obtain critical components in a timely and economic manner. In addition, from time to time, some of our suppliers’ manufacturing facilities may be fully utilized. If they fail to invest in additional capacity or deliver components in the required timeframe, such failure would have an impact on our ability to ramp new products, and may result in a loss of revenue or market share if our competitors did not utilize the same components and were not affected. Further, if our customers experience shortages of components or materials used in their products it could result in a decrease in demand for our products and have an adverse effect on our results of operations.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-25

We have cancelled purchase commitments with suppliers and incurred costs associated with such cancellations, and if revenues fall or customer demand decreases significantly, we may seek to cancel or may otherwise not meet our purchase commitments to certain suppliers in the future, which could result in damages, penalties, disputes, litigation, increased manufacturing costs or excess inventory.
From time to time, we enter into long-term, non-cancelable purchase commitments or make large up-front investments with certain suppliers to secure certain components or technologies for the production of our products or to supplement our internal manufacturing capacity for certain components. We have in the past cancelled, reduced or otherwise modified certain purchase commitments and incurred associated fees, due to changes in forecasted demand. If our actual revenues in the future are lower than our projections or if customer demand decreases significantly below our projections, we may seek to cancel or modify or may otherwise not meet our additional purchase commitments with certain suppliers. As a result, it is possible that our revenues will not be sufficient to recoup our up-front investments, in which case we will have to shift output from our internal manufacturing facilities to these suppliers, resulting in higher internal manufacturing costs, or we may be required to make penalty-type payments or pay specified amounts under the terms of these contracts for failure to meet our purchase commitments or otherwise satisfy our obligations under the contracts. We have and may continue to have disputes with our suppliers regarding our purchase commitments, including the cancellation or reduction of such commitments, that we may be unable to resolve, which have resulted and may again result in settlements, litigation that could result in adverse judgments or other litigation-related costs, the amounts of which may be material, as well as disruption to our supply chain and require management’s attention. Additionally, because our markets are volatile, competitive and subject to rapid technology and price changes, we face inventory and other asset risks in the event we do not fully utilize purchase commitments. If we cancel purchase commitments, are unable to fully utilize our purchase commitments or shift output from our internal manufacturing facilities to meet the commitments, our gross profit and operating earnings could be materially and adversely impacted.
Due to the complexity of our products, some defects may only become detectable after deployment, which may lead to increased costs and adversely affect our operating results.
Our products are highly complex and are designed to operate in and form part of larger complex networks and storage systems. Our products may contain a defect or be perceived as containing a defect by our customers as a result of improper use or maintenance. Lead times required to manufacture certain components are significant, and a quality excursion may take significant time and resources to remediate. Defects in our products, third-party components or in the networks and systems of which they form a part, directly or indirectly, have resulted in and may in the future result in:
•increased costs and product delays until the complex solution-level interoperability issues are resolved;
•costs associated with the remediation of any problems attributable to our products;
•loss of or delays in revenues;
•loss of customers;
•failure to achieve market acceptance and loss of market share;
•increased service and warranty costs; and
•increased insurance costs.
Defects in our products could also result in legal actions by our customers for breach of warranty, property damage, injury or death. Such legal actions including, but not limited to, product liability claims could exceed the level of insurance coverage that we have obtained. Any significant uninsured claims could significantly harm our financial condition.
RISKS RELATED TO FINANCIAL PERFORMANCE OR GENERAL ECONOMIC CONDITIONS
Changes in the macroeconomic environment have impacted and may continue to negatively impact our results of operations.
Changes in macroeconomic conditions may affect consumer and enterprise spending, and as a result, our customers may postpone or cancel spending in response to volatility in credit and equity markets, negative financial news and/or declines in income or asset values, all of which may have a material and adverse effect on the demand for our products and/or result in significant changes in our product prices. Other factors that could have a material and adverse effect on demand for our products, financial condition and results of operations include inflation, slower growth or recession, conditions in the labor market, access to credit, consumer confidence and other macroeconomic factors affecting consumer and business spending behavior. These changes could happen rapidly and we may not be able to react quickly to prevent or limit our losses or exposures.
Macroeconomic developments including new and increased tariffs, trade disputes, sanctions, adverse economic conditions worldwide, government efforts to stimulate or stabilize economies, and international conflicts have and may continue to

A-26	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

adversely impact our business. Significant inflation and elevated interest rates have negatively affected our business in recent quarters and could continue to negatively affect our business, operating results or financial condition or the markets in which we operate, which, in turn, could adversely affect the price of our ordinary shares. A general weakening of, and related declining corporate confidence in, the global economy or the curtailment in government or corporate spending could cause current or potential customers to reduce their IT budgets or be unable to fund data storage products, which could cause customers to delay, decrease or cancel purchases of our products or cause customers to not pay us or to delay paying us for previously purchased products and services.
We may not be able to generate sufficient cash flows from operations and our investments to meet our liquidity requirements, including servicing our indebtedness and continuing to declare our quarterly dividend.
We are leveraged and require significant amounts of cash to service our outstanding indebtedness. Our business may not generate sufficient cash flows to enable us to meet our liquidity requirements, including working capital, capital expenditures, product development efforts, investments, servicing our indebtedness and other general corporate requirements. Our high level of debt presents the following risks:
•we are required to use a substantial portion of our cash flows from operations to service our debt, which reduces the availability of our cash flows to fund working capital, capital expenditures, product development efforts, strategic acquisitions, investments and alliances and other general corporate requirements;
•our substantial leverage increases our vulnerability to economic downturns, decreases the availability of capital and may subject us to a competitive disadvantage vis-à-vis those of our competitors that are less leveraged;
•our debt service obligations could limit our flexibility in planning for, or reacting to, changes in our business and our industry, and could limit our ability to borrow additional funds on satisfactory terms for operations or capital to implement our business strategies; and
•covenants in our debt agreements, including our existing Credit Agreement (as defined herein), limit, among other things, our ability to pay future dividends or make other restricted payments and investments and to incur additional indebtedness, which could restrict our ability to execute on our business strategy or react to the economic environment.
In addition, our ability to service our debt obligations and comply with debt covenants depends on our financial performance. If we fail to meet our debt service obligations or fail to comply with debt covenants, or are unable to modify, obtain a waiver, or cure a debt covenant on terms acceptable to us or at all, we could be in default of our debt agreements and instruments. Such a default could result in an acceleration of our indebtedness, including via cross-defaults, and may require us to change capital allocation or engage in distressed debt transactions on terms unfavorable to us, which could have a material negative impact on our financial performance, stock market price and operations.
In the event the conditional exchange feature of our 2028 Notes is triggered, holders of the 2028 Notes will be entitled to exchange their 2028 Notes at any time during specified periods at their option. Pursuant to the terms of the indenture governing the 2028 Notes, if one or more holders elect to exchange their 2028 Notes, we would be required to settle the principal portion of our exchange obligation in cash, and any remainder of the exchange obligation in excess of such principal amount in cash, ordinary shares issued by us or a combination of cash and ordinary shares, at our election. Such cash payment obligations could adversely affect our liquidity. In addition, if the conditional exchange feature of our 2028 Notes is triggered, even if holders of the 2028 Notes do not elect to exchange their 2028 Notes, we could be required under applicable accounting rules to reclassify all or a portion of the outstanding principal of such 2028 Notes as a current rather than long-term liability, which would result in a material reduction of our net working capital.
In the event we need to refinance all or a portion of our outstanding debt as it matures or incur additional debt to fund our operations, we may not be able to refinance our existing debt or incur additional debt to fund our operations on terms acceptable to us or at all. If prevailing interest rates or other factors result in higher interest rates upon refinancing, then the interest expense relating to our debt would increase. Furthermore, if any rating agency changes our credit rating or outlook, our debt and equity securities could be negatively affected, which could adversely affect our ability to refinance existing debt or raise additional capital and increase the interest costs under our existing Credit Agreement.
Our quarterly results of operations fluctuate, sometimes significantly, from period to period, and may cause our share price to decline.
Our quarterly revenue and results of operations fluctuate, sometimes significantly, from period to period. These fluctuations, which we expect to continue, have been and may continue to be precipitated by a variety of factors, including:
•uncertainty in global economic and political conditions, and instability or war or adverse changes in the level of economic activity in the major regions in which we do business;
•competitive pressures resulting in lower prices by our competitors which may shift demand away from our products;

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-27

•announcements of new products, services or technological innovations by us or our competitors, and delays or problems in our introduction of new, more cost-effective products, the inability to achieve high production yields or delays in customer qualification or initial product quality issues;
•changes in customer demand or the purchasing patterns or behavior of our customers;
•application of new or revised industry standards;
•disruptions in our supply chain, including increased costs or adverse changes in availability of supplies of raw materials or components;
•increased costs of electricity and/or other energy sources, freight and logistics costs or other materials or services necessary for the operation of our business;
•pandemics or other global health issues that impact our operations as well as those of our customers and suppliers;
•the impact of corporate restructuring activities that we have and may continue to engage in;
•changes in the demand for the computer systems and data storage products that contain our products;
•unfavorable supply and demand imbalances;
•our high proportion of fixed costs, including manufacturing and research and development expenses;
•any impairments in goodwill or other long-lived assets;
•changes in tax laws, such as global tax developments applicable to multinational businesses; the impact of trade barriers, such as import/export duties and restrictions, sanctions, tariffs and quotas, imposed by the United States or other countries in which the Company conducts business;
•the evolving legal and regulatory, economic, environmental and administrative climate in the international markets where the Company operates; and
•adverse changes in the performance of our products.
As a result, we believe that quarter-to-quarter and year-over-year comparisons of our revenue and results of operations may not be meaningful, and that these comparisons may not be an accurate indicator of our future performance. Our results of operations in one or more future quarters may fail to meet the expectations of investment research analysts or investors, which could cause an immediate and significant decline in our market value.
If we do not adequately control our costs or if any cost reduction initiatives that we undertake do not deliver the results we expect, we will not be able to compete effectively and our financial condition may be adversely impacted.
We are focused on increasing flexibility and scalability, and improving overall competitiveness by leveraging our global capabilities, as well as external talent and skills, worldwide, with a view towards increasing revenue and exabytes volume while controlling expenses. If we do not adequately control our manufacturing and operating expenses, our ability to compete in the marketplace may be impaired.
In the past, we have engaged in restructuring activities with a view toward reducing costs. Such restructuring activities to reduce costs have included closures and transfers of facilities, significant personnel reductions, temporary salary reductions, restructuring efforts, asset write-offs and efforts to increase automation. Our restructuring efforts and other measures to reduce costs may not yield the intended benefits and may be unsuccessful or disruptive to our business operations which may materially and adversely affect our financial results. In addition, we cannot be sure that any future cost reductions or global footprint consolidation efforts will not result in additional costs which may not be offset by planned cost reductions or global footprint consolidation. If our operating costs are higher than we expect or if we do not maintain adequate control of our costs and expenses, our results of operations may be adversely affected.
The effect of geopolitical uncertainties, political unrest, war, terrorism, natural disasters, public health issues and other circumstances, on national and/or international commerce and on the global economy, could materially and adversely affect our results of operations and financial condition.
Geopolitical uncertainty, political unrest, terrorism, instability or war, such as the conflict between Ukraine and Russia and conflicts in the Middle East, natural disasters, public health issues and other business interruptions have caused and could cause damage or disruption to international commerce and the global economy, and thus could have a strong negative effect on our business, our direct and indirect suppliers, logistics providers, manufacturing vendors and customers. Our business operations are also subject to interruption by natural disasters such as floods and earthquakes, fires, power or water shortages, terrorist attacks, other hostile acts, labor disputes, political unrest, public health issues and related mitigation actions, and other events beyond our control. Such events may decrease demand for our products, make it difficult or impossible for us to make and deliver products to our customers or to receive components from our direct and indirect suppliers, and create delays and inefficiencies in our supply chain.

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A significant natural disaster, such as an earthquake, fire, flood, or significant power outage could have an adverse impact on our business, results of operations, and financial condition. The impact of climate change may increase these risks due to changes in weather patterns, such as increases in storm intensity, sea-level rise and temperature extremes in areas where we or our suppliers and customers conduct business. We have a number of our employees located in regions known for seismic activity, wildfires and drought conditions. To mitigate wildfire risk, electric utilities are deploying public safety power shutoffs, which affects electricity reliability to our facilities and our communities, potentially disrupting our operations. Many of our suppliers and customers are also located in areas with risks of natural disasters. In the event of a natural disaster, losses and significant recovery time could be required to resume operations and our financial condition and results of operations could be materially and adversely affected.
Should major public health issues, including pandemics, arise, we could be negatively affected by stringent employee travel restrictions, additional limitations or cost increases in freight and other logistical services, governmental actions limiting the movement of products or employees between regions, increases in or changes to data collection and reporting obligations, delays in production ramps of new products, and disruptions in our operations and those of some of our key direct and indirect suppliers and customers.
We are subject to counterparty default risks.
We have numerous arrangements with financial institutions that subject us to counterparty default risks, including cash and investment deposits, foreign currency forward exchange contracts, capped calls and other derivative instruments. As a result, we are subject to the risk that the counterparty to one or more of these arrangements will, voluntarily or involuntarily, default on its performance obligations. In times of market distress in particular, a counterparty may not comply with its contractual commitments that could then lead to it defaulting on its obligations with little or no notice to us, thereby limiting our ability to take action to lessen or cover our exposure. Additionally, our ability to mitigate our counterparty exposures could be limited by the terms of the relevant agreements or because market conditions prevent us from taking effective action. If one of our counterparties becomes insolvent or files for bankruptcy, our ability to recover any losses suffered as a result of that counterparty's default may be limited by the liquidity of the counterparty or the applicable laws governing the bankruptcy proceedings. In the event of any such counterparty default, we could incur significant losses, which could have a material and adverse effect on our business, results of operations, or financial condition. Our exposure to counterparty risk with respect to the capped call transactions will depend on many factors but, generally, an increase in our exposure will be correlated to an increase in the market price and in the volatility of our ordinary shares. In addition, upon a default by an option counterparty, we may suffer more dilution than we currently anticipate with respect to our ordinary shares. We can provide no assurance as to the financial stability or viability of our counterparties.
Further, our customers could have reduced access to working capital due to global economic conditions, high interest rates, reduced bank lending resulting from contractions in the money supply or the deterioration in the customer’s, or their bank’s financial condition or the inability to access other financing, which would increase our credit and non-payment risk, and could result in an increase in our operating costs or a reduction in our revenue. Also, our customers outside of the United States are sometimes allowed longer time periods for payment than our U.S. customers. This increases the risk of nonpayment due to the possibility that the financial condition of particular customers may worsen during the course of the payment period. In addition, some of our OEM customers have adopted a subcontractor model that requires us to contract directly with companies, such as original design manufacturers, that provide manufacturing and fulfillment services to our OEM customers. Because these subcontractors are generally not as well capitalized as our direct OEM customers, this subcontractor model exposes us to increased credit risks. Our agreements with our OEM customers may not permit us to increase our product prices to alleviate this increased credit risk.
LEGAL, REGULATORY AND COMPLIANCE RISKS
Our business is subject to various laws, regulations and governmental policies that may cause us to incur significant expense or adversely impact our results of operations and financial condition.
Our business is subject to regulation under a wide variety of U.S. federal and state and non-U.S. laws, regulations and policies. Laws, regulations and policies, particularly in the U.S., may change in significant, unexpected, and/or unpredictable ways that will require us to modify our business model and objectives or affect our returns on investments by restricting existing activities and products, subjecting them to escalating costs or prohibiting them outright. Jurisdictions such as China, Malaysia, Northern Ireland, Singapore, Thailand and the U.S., in which we have significant operating assets, and the European Union each have exercised and continue to exercise significant influence over many aspects of their domestic economies including, but not limited to, fair competition, tax practices, anti-corruption, anti-trust, data privacy, protection, security and sovereignty, price controls and international trade, including the imposition of tariffs or other trade restrictions, which have had and may continue to have an adverse effect on our business operations and financial condition.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-29

Our business, particularly our Lyve products and related offerings, is subject to state, federal, and international laws and regulations relating to data privacy, data protection and data security, including security breach notification, data retention, transfer and localization. Laws and regulations relating to these matters evolve frequently and their scope may change through new legislation, amendments to existing legislation and changes in interpretation or enforcement and may impose conflicting and inconsistent obligations. Any such changes, and any changes to our products or services or manner in which our customers utilize them may result in new or enhanced costly compliance requirements and governmental or regulatory scrutiny, may limit our ability to operate in certain jurisdictions or to engage in certain data processing activities, and may require us to modify our practices and policies, potentially in a material manner, which we may be unable to do in a timely or commercially reasonable manner or at all.
Further, the sale and manufacturing of products in certain countries subjects us and our suppliers to local and international laws and regulations governing protection of the environment, including those governing climate change, discharges of pollutants into the air and water, the management and disposal of hazardous substances and wastes, the cleanup of contaminated sites, restrictions on the presence of certain substances in electronic products and the responsibility for environmentally safe disposal or recycling. If additional or more stringent requirements are imposed on us and our suppliers in the future, we could incur additional operating costs and capital expenditures. If we fail to comply with applicable environmental laws, regulations, initiatives, or standards of conduct, our customers may refuse to purchase our products and we could be subject to fines, penalties and possible prohibition of sales of our products into one or more states or countries, liability to our customers and damage to our reputation, which could result in a material and adverse effect on our financial condition or results of operations.
As the laws and regulations to which we are subject continue to change and vary greatly from jurisdiction to jurisdiction, compliance with such laws and regulations may be onerous, may create uncertainty as to how they will be applied and interpreted, and may continue to increase our cost of doing business globally.
Some of our products and services are subject to export control laws and other laws affecting the countries in which our products and services may be sold, distributed, or delivered, and any changes to or violation of these laws could have a material and adverse effect on our business, results of operations, financial condition and cash flows.
Due to the global nature of our business, we are subject to import and export restrictions and regulations, including the Export Administration Regulations (“EAR”) administered by U.S. BIS and the trade and economic sanctions regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”). We incorporate encryption technology into certain of our products and solutions. These encryption products and the underlying technology may be exported outside of the United States only with export authorizations, including by license, a license exception or other appropriate government authorizations, including the filing of an encryption registration. The U.S., through BIS and OFAC, places restrictions on the sale or export of certain products and services to certain countries, persons and entities, as well as for certain end-uses, such as military, military-intelligence and weapons of mass destruction end-uses. The U.S. government also imposes sanctions through executive orders restricting U.S. companies from conducting business activities with specified individuals and companies. Although we have controls and procedures to ensure compliance with all applicable regulations and orders, we cannot predict whether changes in laws or regulations by the U.S., China or another jurisdiction will affect our ability to sell our products and services to existing or new customers. Additionally, we cannot ensure that our interpretation of relevant restrictions and regulations will be accepted in all cases by relevant regulatory and enforcement authorities. On 18 April 2023, we entered into a Settlement Agreement with BIS (the “Settlement Agreement”) that resolved BIS’ allegations regarding our sales of hard disk drives to Huawei. We agreed to complete three audits of our compliance with the license requirements of Section 734.9 of the EAR, and have completed the first audit. The Settlement Agreement also includes a denial order that is suspended and will be waived five years after the date of the order issued under the Settlement Agreement, provided that we have made full and timely payments under the Settlement Agreement and timely completed the audit requirements. Despite our best efforts to comply with the terms of the Settlement Agreement, we may fail to do so. Failure to comply with the Settlement Agreement could result in significant penalties, including the loss of the suspension of the denial order which would prohibit us from a range of export-related activities, including exporting our products subject to the EAR outside of the United States, and could have a material and adverse effect on our business, results of operations, financial condition and cash flows.
Despite our best efforts to comply with all applicable export control and sanctions laws and regulations, we may discover additional violations. From time to time, we have voluntarily self-reported potential trade controls violations to OFAC or BIS. Although voluntary self-disclosure is considered a mitigating factor by OFAC and BIS, in light of the Settlement Agreement, we may be subject to increased penalties. If we were ever found to have violated applicable export control or sanctions laws, we may be subject to penalties which could have a material and adverse impact on our business, results of operations, financial condition and cash flows. Even if we were not found to have violated such laws, the political and media scrutiny surrounding any governmental investigation of us could cause us significant expense and reputational harm. Such collateral consequences could have a material adverse impact on our business, results of operations, financial condition and cash flows.

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Violators of any U.S. export control and sanctions laws may be subject to significant penalties, which may include monetary fines, criminal proceedings against them and their officers and employees, a denial of export privileges, and suspension or debarment from selling products to the U.S. government. Moreover, the sanctions imposed by the U.S. government could be expanded and/or intensified in the future, creating heightened uncertainty for our business operations. Our products could be shipped to restricted end-users or for restricted end-uses by third parties, including potentially our channel partners, despite our precautions. In addition, if our partners fail to obtain appropriate import, export or re-export licenses or permits, we may also be adversely affected, through reputational harm as well as other negative consequences including government investigations and penalties. A significant portion of our sales are to customers in the Asia Pacific region and other geographies that have been the recent focus of changes in U.S. export control policies. Various U.S. agencies have implemented and are considering additional changes to the regulations to increase controls over advanced computing chips, computers and related technologies. Any further limitation that impedes our ability to export or sell our products and services could materially and adversely affect our business, results of operations, financial condition and cash flows.
Other countries also regulate the import and export of certain encryption and other technology, including import and export licensing requirements, and have enacted laws that could limit our ability to sell or distribute our products and services or could limit our partners’ or customers’ ability to sell or use our products and services in those countries, which could materially and adversely affect our business, results of operations, financial condition and cash flows. Violations of these regulations may result in significant penalties and fines. Changes in our products and services or future changes in export and import regulations may create delays in the introduction of our products and services in those countries, prevent our customers from deploying our products and services globally or, in some cases, prevent the export or import or sale of our products and services to certain countries, governments or persons altogether. Any change in export or import regulations, economic sanctions or related legislation, increased export and import controls, or change in the countries, governments, persons or technologies targeted by such regulations, in the countries where we operate could result in decreased use of our products and services by, or in our decreased ability to export or sell our products and services to, new or existing customers, which could materially and adversely affect our business, results of operations, financial condition and cash flows.
Changes in U.S. trade policy, including the imposition of sanctions or tariffs and the resulting consequences, may have a material and adverse impact on our business and results of operations.
We face significant and ongoing uncertainty with regard to global trade policy, particularly in light of recently announced and potential additional actions by the U.S. government and its trading partners. Current U.S. government trade policy includes tariffs on certain non-U.S. goods, including information and communication technology products. These and any new measures may materially increase costs for goods imported from key supply chain jurisdictions into the United States. This in turn could require us to materially increase prices to our customers which may reduce demand, or, if we are unable to increase prices to adequately address any tariffs, quotas or duties, could lower our margin on products sold and negatively impact our financial performance.
In addition, evolving trade policies may lead to abrupt or unpredictable changes in tariffs, quotas, duties or trade agreements, potentially disrupting our supply chain and/or leading to an increase in costs. Changes in U.S. trade policy have also resulted in, and could result in more, foreign jurisdictions adopting responsive trade policies, including imposition of new or increased tariffs, quotas, duties, or other restrictions targeting U.S. products. For example, countries where we have significant customer demand may adopt measures that increase the effective cost of our products in those markets, which could reduce sales volumes and harm our competitive position.
These developments, whether occurring individually or in the aggregate, could materially disrupt our operations and impair our ability to efficiently manage our global supply chain. Increased tariffs or other trade restrictions may raise our cost of goods, delay the sourcing of materials and constrain our ability to fulfill customer orders on a timely basis. Additionally, retaliatory trade measures by other countries could make it more difficult or costly to export our products or components, potentially leading to increased supply chain costs and/or reduced demand in non-U.S. markets. These and any future trade policy changes may have a material and adverse impact on our business and financial condition. While we continue to monitor trade developments and evaluate risk mitigation strategies, we may not be able to fully, or even partially, offset the effects of these evolving trade dynamics.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-31

Our business is exposed to risks associated with litigation, investigations and regulatory proceedings that may cause us to incur significant expense or adversely impact our results of operations and financial condition.
From time to time, we have been and may continue to be involved in various legal, regulatory or administrative investigations, inquiries, negotiations or proceedings. See “Note 13. Legal, Environmental and Other Contingencies” contained in this report for a description of material legal proceedings. Litigation and government investigations or other proceedings are subject to inherent risks and uncertainties that may cause an outcome to differ materially from our expectations and may result in us being required to pay substantial damages, fines or penalties and cease certain practices or activities, and may harm our reputation and market position, all of which could materially harm our business, results of operations and financial conditions. The costs associated with litigation and government proceedings can also be unpredictable depending on the complexity and length of time devoted to such litigation or proceeding. Litigation and governmental investigations or other proceedings may also divert the efforts and attention of our key personnel, which could also harm our business.
In addition, regulation or government scrutiny may impact the requirements for marketing our products and slow our ability to introduce new products, resulting in an adverse impact on our business. Although we have implemented policies and procedures designed to ensure compliance, there can be no assurance that our employees, contractors or agents will not violate these or other applicable laws, rules and regulations to which we are and may be subject. Actual or perceived violations of these laws and regulations could lead to significant penalties, restraints on our export or import privileges, monetary fines, government investigations, disruption of our operating activities, damage to our reputation and corporate brand, criminal proceedings and regulatory or other actions that could materially and adversely affect our results of operations. The political and media scrutiny surrounding a governmental investigation for the violation of such laws, even if an investigation does not result in a finding of violation, could cause us significant expense and collateral consequences, including reputational harm, that could have an adverse impact on our business, results of operations and financial condition.
Tax-related matters could have a material and adverse effect on our business, results of operations or financial condition.
We are subject to income taxes, as well as indirect taxes and other tax claims in tax regimes we are subject to or operate under. Significant judgment is required in determining our worldwide provision for income taxes and other tax liabilities. Tax laws are dynamic and subject to change as new laws are passed and new interpretations of the law are issued or applied. Any changes in tax laws and regulations could have a material and adverse effect on our tax obligations and effective tax rate.
In particular, potential uncertainty of changes to global tax laws, including global initiatives put forth by the Organization for Economic Co-operation and Development (“OECD”) and tax laws in any jurisdiction in which we operate have had and may continue to have an effect on our business, corporate structure, operations, sales, liquidity, capital requirements, effective tax rate, results of operations, and financial performance. Several jurisdictions in which we operate have enacted legislation, either partially or fully implementing the OECD’s Pillar Two global corporate minimum tax, also known as the top-up tax. This includes the recent updates from Singapore and Thailand, which will take effect for the Company starting in fiscal year 2026. We will continue to monitor for further developments. The enactment of Pillar Two legislation did not have a material and adverse effect on the Company's financial statements in the fiscal year 2025. Beginning in fiscal year 2026, the Pillar Two framework for the global minimum tax is expected to materially increase the level of income tax, especially for jurisdictions in which we currently have tax incentives, such as Singapore and Thailand.
In addition, we are subject to examinations of our income tax returns in tax regimes we are subject to or operate under. We regularly assess the likelihood of outcomes resulting from these examinations to determine the adequacy of our provision for income taxes and have reserved for potential adjustments that may result from these examinations. There can be no assurance that the final determination of any of these examinations will not have an adverse effect on our effective tax rates, financial condition and results of operations.
Our future effective tax rate may also be affected by a variety of factors, including changes in our business or statutory rates, the mix of earnings in countries with differing statutory tax rates, available tax incentives, credits and deductions, the expiration of statutes of limitations, changes in accounting principles, adjustments to income taxes upon finalization of tax returns, increases in expenses not deductible for tax purposes, the estimates of our deferred tax assets and liabilities and deferred tax asset valuation allowances, changing interpretations of existing laws or regulations, the impact of accounting for business combinations, as well as changes in the domestic or international organization of our business and structure.

A-32	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

RISKS RELATED TO INTELLECTUAL PROPERTY AND OTHER PROPRIETARY RIGHTS
We may be unable to protect our intellectual property rights, which could adversely affect our business, financial condition and results of operations.
We rely on a combination of patent, trademark, copyright and trade secret laws, confidentiality agreements, security measures and licensing arrangements to protect our intellectual property rights. We are frequently involved in significant and expensive disputes regarding our intellectual property rights and those of others, including claims that we may be infringing patents, trademarks and other intellectual property rights of third parties. We expect that we will be involved in similar disputes in the future.
There can be no assurance that:
•any of our existing patents will continue to be held valid, if challenged;
•patents will be issued for any of our pending applications;
•any claims allowed from existing or pending patents will have sufficient scope or strength to protect us;
•our patents will be issued in the primary countries where our products are sold in order to protect our rights and potential commercial advantage;
•we will be able to protect our trade secrets and other proprietary information through confidentiality agreements with our customers, suppliers and employees and through other security measures; and
•others will not gain access to our trade secrets.
In addition, our competitors may be able to design their products to circumvent our patents and other proprietary rights. Enforcement of our rights often requires litigation. If we bring a patent infringement action and are not successful, our competitors would be able to use similar technology to compete with us, which could weaken our competitive position and reduce our operating results. Moreover, the defendant in such an action may successfully countersue us for infringement of their patents or assert a counterclaim that our patents are invalid or unenforceable.
Furthermore, we have significant operations and sales in countries where intellectual property laws and enforcement policies are often less developed, less stringent or more difficult to enforce than in the United States. Therefore, we cannot be certain that we will be able to protect our intellectual property rights in jurisdictions outside the United States.
We are at times subject to intellectual property proceedings and claims which could cause us to incur significant additional costs or prevent us from selling our products, and which could adversely affect our results of operations and financial condition.
We are subject from time-to-time to legal proceedings and claims, including claims of alleged infringement of the patents, trademarks and other intellectual property rights of third parties by us, or our customers, in connection with the manufacturing, use, sale or offering for sale of our products. Intellectual property litigation can be expensive and time-consuming, regardless of the merits of any claim, and could divert management’s attention and resources away from our business. In addition, intellectual property lawsuits are subject to inherent uncertainties due to the complexity of the technical issues involved, which may cause actual results to differ materially from our expectations. Some of the actions that we face from time-to-time seek injunctions against the sale of our products and/or substantial monetary damages, which, if granted or awarded, could materially harm our business, financial condition and operating results.
We cannot be certain that our products do not and will not infringe issued patents or other intellectual property rights of others. We may not be aware of currently filed patent applications that relate to our products or technology. If patents are later issued on these applications, we may be liable for infringement. If our products were found to infringe the intellectual property rights of others, we could be required to pay substantial damages, cease the manufacture, use and sale of infringing products in one or more geographic locations, expend significant resources to develop non-infringing technology, discontinue the use of specific processes or obtain licenses to the technology infringed. We might not be able to obtain the necessary licenses on acceptable terms, or at all, or be able to reengineer our products successfully to avoid infringement. Any of the foregoing could cause us to incur significant costs and prevent us from selling our products, which could adversely affect our results of operations and financial condition. See “Note 13. Legal, Environmental and Other Contingencies” contained in this report for a description of material intellectual property proceedings.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-33

Our business and certain products and services depend in part on intellectual property and technology licensed from third parties, as well as data centers and infrastructure operated by third parties.
Our business and some of our products rely on or include software licensed from third parties, including open source licenses. We may not be able to obtain or continue to obtain licenses from these third parties at all or on reasonable terms, or such third parties may demand cross-licenses to our intellectual property. Third-party components and technology may become obsolete, defective or incompatible with future versions of our products or services, or our relationship with the third party may deteriorate, or our agreements may expire or be terminated. We may face legal or business disputes with licensors that may threaten or lead to the disruption of inbound licensing relationships. In order to remain in compliance with the terms of our licenses, we monitor and manage our use of third-party software, including both proprietary and open source license terms to avoid subjecting our products and services to conditions we do not intend, such as the licensing or public disclosure of our intellectual property without compensation or on undesirable terms. The terms of many open source licenses have not been interpreted by U.S. courts, and these licenses could be construed in a way that could impose unanticipated conditions or restrictions on our ability to commercialize our products or services. Additionally, some of these licenses may not be available to us in the future on terms that are acceptable or that allow our product offerings to remain competitive. Our inability to obtain licenses or rights on favorable terms could have a material effect on our business, financial condition, results of operations and cash flow, such as diverting resources away from our development efforts if we are required to take remedial action.
In addition, we also rely upon third-party hosted infrastructure partners globally to serve customers and operate certain aspects of our business or services. Any disruption of or interference at our hosted infrastructure partners would impact our operations and our business could be adversely impacted.
RISKS RELATED TO INFORMATION TECHNOLOGY, DATA AND INFORMATION SECURITY
We could suffer a loss of revenue and increased costs, exposure to significant liability including legal and regulatory consequences, reputational harm and other serious negative consequences in the event of cyber-attacks, ransomware or other cyber security breaches or incidents that disrupt our operations, cause widespread outages, and/or result in unauthorized access to, or the loss, corruption, unavailability or dissemination of proprietary or confidential information of our customers or about us or other third parties.
Our operations are dependent upon our ability to protect our digital infrastructure and data. We manage, store and otherwise process various proprietary information and sensitive or confidential data relating to our operations, as well as to our customers, suppliers, employees and other third parties, and we store subscribers’ data on Lyve, our edge-to-cloud mass storage platform. As our operations become more automated and increasingly interdependent and our edge-to-cloud mass storage platform service grows, our exposure to the risks posed by storage, transfer, maintenance and other processing of data, such as damage, corruption, loss, unavailability, unauthorized acquisition and other processing, and other security risks, including risks of disruptions to our platform or security breaches, widespread outages and/or other incidents impacting our digital infrastructure and data, will continue to increase.
Despite the measures we and our vendors put in place designed to protect our computer equipment, data and systems, our customers, suppliers, employees or other third parties have been and may continue to be vulnerable to phishing and other forms of social engineering attacks, employee or contractor error, hacking, cyberattacks, ransomware and other malware, malfeasance, system error or other irregularities or incidents, including from attacks or breaches and incidents at third party vendors we utilize. In addition, the measures we and our vendors take may not be sufficient for all eventualities. Threat actors are increasingly using tools and techniques that circumvent controls, evade detection, and remove forensic evidence, which means that we and others may be unable to anticipate, detect, deflect, contain or recover from cyberattacks in a timely or effective manner. As AI capabilities improve and are increasingly adopted, we may be subject to cyberattacks created and/or augmented with AI. For example, attacks could be crafted with an AI tool to attack information systems by creating more effective phishing emails or social engineering or by exploiting vulnerabilities in electronic security programs utilizing false image or voice recognition, or could result from us or our customers, vendors or business partners incorporating the output of AI tools, such as malicious code from an AI-generated source code. Our network and storage applications, as well as those of our customers, business partners, and third-party providers, have been and may in the future be subject to unauthorized access by hackers or breached due to operator error, malfeasance or other system disruptions. Additionally, there have been and may continue to be significant supply chain attacks, and we cannot guarantee that our or our suppliers’ or other vendors’ systems, networks, or other components or infrastructure have not been compromised or do not contain exploitable defects, bugs or vulnerabilities. We anticipate that these threats will continue to grow in scope and complexity over time due to the development and deployment of increasingly advanced tools and techniques.

A-34	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

We and our vendors may be unable to anticipate or prevent these attacks and other threats, react in a timely manner, or implement adequate preventive measures, and we and they may face delays in detection or remediation of, or other responses to, security breaches and other security-related incidents. The costs of eliminating or addressing security problems and security vulnerabilities before or after a security breach or incident may be significant. Certain legacy IT systems may not be easily remediated, and our disaster recovery planning may not be sufficient for all eventualities. Our remediation and other aspects of our efforts to address any attack, compromise, breach or incident may not be successful and could result in interruptions, delays or cessation of service. Security breaches or incidents and unauthorized access to, or loss, corruption, unavailability, or processing of data we and our vendors maintain or otherwise process has exposed us and could expose us, or our vendors, customers or other third parties to a risk of loss or misuse of this data. Any actual or perceived breach incident could result in litigation or governmental investigations, fines, penalties, indemnity obligations and other potential liability and costs for us, materially damage our brand, cause us to lose existing or potential customers, impede critical functions or otherwise materially harm our business, results of operations and financial condition.
Additionally, defending against claims, litigation or regulatory inquiries or proceedings relating to any actual or potential security breach or other security incident, regardless of merit, could be costly and divert attention of key personnel. We cannot ensure that any provisions in our contracts with customers or others relating to limitations of liability would be enforceable or adequate or would otherwise protect us from any liabilities or damages with respect to any claim. The insurance coverage we maintain that is intended to address certain data security risks may be insufficient to cover all types of claims or losses that may arise and has been increasing in price over time. We cannot be certain that insurance coverage will continue to be available to us on economically reasonable terms, or at all.
There can be no assurance that our cybersecurity management program and processes, including our policies, controls or procedures, will be implemented consistently, complied with or effective in protecting our systems and information.
We must maintain and upgrade our global enterprise resource planning system and other information technology (“IT”) systems, and our failure to do so could have a material and adverse effect on our business, financial condition and results of operations.
We have invested and will continue to invest in and implement modifications and upgrades to our IT systems and procedures, including making changes to legacy systems or acquiring new systems with new functionality, and building new policies, procedures, training programs and monitoring tools.
The implementation and maintenance of our global enterprise resource planning system (“ERP”) has required and will continue to require significant investment of human and financial resources. The ERP is designed to efficiently maintain our financial records and provide information important to the operation of our business to our management team. In implementing, maintaining and upgrading the ERP, we may experience significant increases to inherent costs and risks associated with changing and acquiring these systems, policies, procedures and monitoring tools, including capital expenditures, additional operating expenses, demands on management time and other risks and costs of delays or difficulties in transitioning to or integrating new systems policies, procedures or monitoring tools into our current systems. Any significant disruption or deficiency in the design, implementation and maintenance of the ERP may adversely affect our ability to process orders, ship product, send invoices and track payments, fulfill contractual obligations, maintain effective disclosure controls and internal control over financial reporting or otherwise operate our business. These implementations, modifications and upgrades may not result in productivity improvements at a level that outweighs the costs of implementation, or at all. In addition, difficulties with implementing and maintaining new technology systems, such as ERP, delays in our timeline for planned improvements, significant system failures or our inability to successfully modify our IT systems, policies, procedures or monitoring tools to respond to changes in our business needs in the past have caused and in the future may cause disruptions in our business operations, increase security risks, and may have a material and adverse effect on our business, financial condition and results of operations.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-35

RISKS RELATED TO HUMAN CAPITAL AND CORPORATE RESPONSIBILITY
The loss of or inability to attract, retain and motivate key executive officers and employees could negatively impact our business prospects.
Our future performance depends to a significant degree upon the continued service of key members of management as well as marketing, sales and product development personnel. We believe our future success will also depend in large part upon our ability to attract, retain and further motivate highly skilled management, marketing, sales and product development personnel. We have experienced intense competition for qualified and capable personnel in many locations in which we operate, including China, Northern Ireland, Singapore, Thailand and the U.S., and we cannot assure you that we will be able to retain our key employees or that we will be successful in attracting, assimilating and retaining personnel in the future. Additionally, because a portion of our key personnel’s compensation is contingent upon the performance of our business, including through cash bonuses and equity compensation, when the market price of our ordinary shares fluctuates or our results of operations or financial condition are negatively impacted, we may be at a competitive disadvantage for retaining and hiring employees. Our historical restructurings, temporary salary reductions and variability in bonus payouts have made and may continue to make it difficult for us to recruit and retain personnel. Increased difficulty in accessing, recruiting or retaining personnel may lead to increased manufacturing and employment compensation costs, which could adversely affect our results of operations. The loss of one or more of our key personnel or the inability to hire and retain key personnel could have a material and adverse effect on our business, results of operations and financial condition.
We are subject to risks related to corporate and social responsibility that could adversely affect our reputation and performance.
Many factors influence our reputation including the perception held by our customers, suppliers, partners, shareholders, other key stakeholders and the communities in which we operate. Our key customers’ satisfaction with the volume, quality and timeliness of our products is a material element of our market reputation, and any damage to our key customer relationships could materially and adversely affect our reputation. We face increasing scrutiny related to environmental, social and governance activities. We risk damage to our reputation if we fail to act responsibly in a number of areas, such as human capital, environmental stewardship, sustainability, supply chain management, climate change, the usage of AI, workplace conduct and human rights. The increasing concern over climate change could also result in shifting customer preferences and regulations. Changing customer preferences may result in increased demands or requirements regarding our solutions, products and services, including the use of packaging materials, chemicals and other components in our products. These demands may cause us to incur additional costs or make other changes to our operations, which could adversely affect our financial results. If we fail to manage these requirements in an effective manner, customer demand for our solutions, products, and services could diminish, and our profitability could suffer.
Further, despite our policies to the contrary, our employees and personnel may violate environmental, social or governance standards or engage in other unethical conduct. These acts, or any accusation of such conduct, even if proven to be false, could adversely impact the reputation of our business. Any harm to our reputation could impact employee engagement and retention, our corporate culture and the willingness of customers, suppliers and partners to do business with us, which could have a material and adverse effect on our business, results of operations and cash flows.
RISKS RELATED TO OWNING OUR ORDINARY SHARES
The price of our ordinary shares may be volatile and could decline significantly.
The market price of our ordinary shares has fluctuated and may continue to fluctuate or decline significantly in response to various factors, some of which are beyond our control, including:
•general stock market conditions, or general uncertainty in stock market conditions due to global economic conditions and negative financial news unrelated to our business or industry;
•the timing and amount of or the discontinuance of our share repurchases;
•actual or anticipated variations in our results of operations;
•announcements of innovations, new products, significant contracts, acquisitions, or significant price reductions by us or our competitors, including those competitors who offer alternative storage technology solutions;
•our failure to meet our guidance or the performance estimates of investment research analysts, or changes in financial estimates by investment research analysts;
•significant announcements by or changes in financial condition of a large customer;
•the ability of our customers to procure necessary components which may impact their demand or timing of their demand for our products, especially during a period of persistent supply chain shortages;
•reduction in demand from our key customers due to macroeconomic conditions that reduce cloud, enterprise or consumer spending;

A-36	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

•issuance of our ordinary shares, including upon exchange of some or all of our outstanding exchangeable 2028 Notes for amounts in excess of the principal amount;
•actual or perceived security breaches or incidents or security vulnerabilities;
•actual or anticipated changes in the credit ratings of our indebtedness by rating agencies; and
•the sale of our ordinary shares held by certain equity investors or members of management.
In addition, in the past, following periods of decline in the market price of a company’s securities, class action lawsuits have often been pursued against that company. Similar litigation has been pursued against us, and it could result in substantial costs and a diversion of management’s attention and resources, which could materially and adversely affect our results of operations, financial condition and liquidity.
Any decision to reduce or discontinue the payment of cash dividends to our shareholders or the repurchase of our ordinary shares pursuant to our previously announced share repurchase program could cause the market price of our ordinary shares to decline significantly.
Although historically we have announced regular cash dividend payments and a share repurchase program, we are under no obligation to pay cash dividends to our shareholders in the future at historical levels or at all or to repurchase our ordinary shares at any particular price or at all. The declaration and payment of any future dividends is at the discretion of our Board of Directors. Our previously announced share repurchase program was paused in the December 2022 quarter and remained paused through the end of fiscal year 2025. While we expect to resume the program in the first quarter of fiscal year 2026, there can be no assurance that we will do so. Our payment of quarterly cash dividends and the repurchase of our ordinary shares pursuant to our share repurchase program are subject to, among other things, our financial position and results of operations, distributable reserves, available cash and cash flow, capital and regulatory requirements, market and economic conditions, our ordinary share price and other factors. Any reduction or discontinuance by us of the payment of quarterly cash dividends or the repurchase of our ordinary shares pursuant to our share repurchase program could cause the market price of our ordinary shares to decline significantly. Moreover, in the event our payment of quarterly cash dividends or repurchases of our ordinary shares are reduced or discontinued, our failure to resume such activities at historical levels could result in a persistent lower market valuation of our ordinary shares.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-37

Liquidity and Capital Resources
The following sections discuss our principal liquidity requirements, as well as our sources and uses of cash and our liquidity and capital resources. Our cash and cash equivalents are maintained in investments with remaining maturities of 90 days or less at the time of purchase. The principal objectives of our investment policy are the preservation of principal and maintenance of liquidity. We believe our cash equivalents are liquid and accessible. We operate in some countries that have restrictive regulations over the movement of cash and/or foreign exchange across their borders. However, we believe our sources of cash will continue to be sufficient to fund our operations and meet our cash requirements for the next 12 months. Although there can be no assurance, we believe that our financial resources, along with controlling our costs and capital expenditures, will allow us to manage the ongoing impact of market demand disruptions on our business operations for the foreseeable future. However, some challenges to our industry and to our business continue to remain uncertain and cannot be predicted at this time. Consequently, we will continue to evaluate our financial position in light of future developments, particularly those relating to the global economic factors.
We are not aware of any downgrades, losses or other significant deterioration in the fair value of our cash equivalents from the values reported as of 27 June 2025.
Cash and Cash Equivalents

	As of
(Dollars in millions)	27 June 2025	28 June 2024	Change
Cash and cash equivalents	$891	$1,358	$(467)

The following table summarizes results from the Consolidated Statement of Cash Flows for the periods indicated:

	Fiscal Years Ended
(Dollars in millions)	27 June 2025	28 June 2024
Net cash flow provided by (used in):
Operating activities	$1,083	$918
Investing activities	(276)	126
Financing activities	(1,274)	(473)
Effect of foreign currency exchange rates	—	1
Net (decrease) increase in cash, cash equivalents and restricted cash	$(467)	$572

Cash Provided by Operating Activities
Cash provided by operating activities for fiscal year 2025 was $1.1 billion and includes the effects of net income adjusted for non-cash items including depreciation, amortization, share-based compensation, and the following major working capital related movements:
•an increase of $513 million in trade debtors primarily due to higher revenue and lower trade debtors factoring;
•a decrease of $242 million in trade creditors, primarily due to timing of payments; and
•an increase of $201 million in inventories, primarily due to an increase in purchased materials and finished goods inventory; partially offset by
•an increase of $207 million in accrued employee compensation, primarily due to an increase in our variable compensation expense.
Cash provided by operating activities for fiscal year 2024 was $918 million and includes the effects of net income adjusted for non-cash items including depreciation, amortization, share-based compensation, net gain from business divestiture, and the following major working capital related movements:
•an increase of $243 million in other assets and liabilities, primarily related to the restructuring of pre-existing purchase agreements as a result of the sale of SoC operations;
•an increase of $227 million in trade creditors, primarily due to timing of payments;
•a decrease of $192 million in trade debtors, primarily due to lower revenue and higher trade debtors factoring; and

A-38	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

•an increase of $25 million cash proceeds received from the settlement of certain interest rate swap agreements; partially offset by
•a decrease of $183 million in accrued expenses primarily due to lower restructuring activities; and
•an increase of $99 million in inventories, primarily due to an increase in raw materials and work in progress inventory.
Cash Used in Investing Activities
In fiscal year 2025, we used $276 million net cash for investing activities, which was primarily due to payments for the purchase of property, equipment and leasehold improvements of $265 million and net cash used in the acquisition of Intevac of $47 million, which includes proceeds from the sale of Intevac’s investments post-acquisition (refer to “Note 17. Acquisition and Divestiture” for more details), offset by $10 million from the sale of equity investments, and $25 million from the proceeds of business divestiture.
In fiscal year 2024, we received $126 million for net cash investing activities, which was primarily due to the proceeds from the sale of SoC operations of $326 million, $40 million from the sale of assets and $14 million from the sale of investments, offset by payments for the purchase of property, equipment and leasehold improvements of $254 million.
Cash Used in Financing Activities
Net cash used in financing activities of $1.3 billion for fiscal year 2025 was primarily attributable to the following activities:
•$1.1 billion repurchases of long-term debt;
•$600 million in dividend payments;
•$54 million taxes paid related to net share settlement of equity awards; and
•$14 million debt fees relating to issuance and repurchase of long-term debt; partially offset by
•$400 million in net proceeds from the issuance of long-term debt; and
•$72 million in proceeds from the issuance of ordinary shares under employee stock plans.
Net cash used in financing activities of $473 million for fiscal year 2024 was primarily attributable to the following activities:
•$1.3 billion repurchases of long-term debt;
•$585 million in dividend payments;
•$128 million debt fees relating to issuance of long-term debt and capped call transaction; and
•$38 million taxes paid related to net share settlement of equity awards; partially offset by
•$1.5 billion in net proceeds from the issuance of long-term debt; and
•$66 million in proceeds from the issuance of ordinary shares under employee stock plans.
Liquidity Sources and Going Concern
Our primary sources of liquidity as of 27 June 2025 consist of: (1) approximately $891 million in cash and cash equivalents, (2) cash we expect to generate from operations and (3) $1.3 billion available for borrowing under our senior unsecured revolving credit facility (“Revolving Credit Facility”), which is part of our New Credit Agreement (as defined in “ Note 4. Debentures and Bank Loans”).
As of 27 June 2025, no borrowings (including swing line loans) were outstanding and no commitments were utilized for letters of credit issued under the Revolving Credit Facility. The Revolving Credit Facility is available for borrowings, subject to compliance with financial covenants and other customary conditions to borrowing.
As of 27 June 2025, the New Credit Agreement includes one financial covenant, net leverage ratio. We continue to evaluate our debt portfolio and structure to comply with our financial debt covenants. As of 27 June 2025, we were in compliance with all of the covenants under our debt agreements. Refer to “Note 4. Debentures and Bank Loans” for further details.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-39

We believe that our sources of cash will be sufficient to fund our operations and meet our cash requirements for at least the next 12 months. Our ability to fund liquidity requirements beyond 12 months will depend on our future cash flows, which are determined by future operating performance, and therefore, subject to prevailing global macroeconomic conditions and financial, business and other factors, some of which are beyond our control.
For additional information on risks and factors that could impact our ability to fund our operations and meet our cash requirements, among others, see the section entitled “Principal Risks and Uncertainties” of the Directors’ Report. As of 27 June 2025, the principal amount of our debt outstanding was $5.0 billion.
Our going concern assessment considers our Principal Risks and Uncertainties, including those specific to the macroeconomic environment, and is dependent on a number of factors including financial performance and maintenance of supply chain operations. The going concern assessment has been performed for a period of at least 12 months from the approval of the financial statements. The following factors were considered in our going concern assessment:
•Based on the results of our forecasting procedures and assessment of our liquidity requirements, including our contractual and debt repayment commitments, we believe our sources of cash, including the undrawn revolving credit facility of $1.3 billion, and ability to access capital markets have been and will continue to be sufficient to meet our cash needs for at least the next 12 months.
•We believe that our cash equivalents are liquid and accessible.
•We were in compliance with our covenants as of 27 June 2025. We continue to evaluate our debt portfolio and structure to comply with our financial debt covenants.
•While we continue to operate in a dynamic macroeconomic environment marked by rapid shifts in trade policies and increasing geopolitical tensions, we believe that our financial resources, along with controlling our costs and maintaining supply chain discipline including adjusting our manufacturing production plans will allow us to manage the potential impacts of macroeconomic factors on our business operations for the foreseeable future.
Taking into account the financial resources available to us, it is management’s view, to the best of their current knowledge, that the sources of cash will be sufficient to fund our operations and meet our cash requirements for at least the next 12 months. Accordingly, the Directors have adopted the going concern basis in preparing the financial statements.
For additional information on factors that could impact our ability to fund our operations and meet our cash requirements, including the pandemic, see “Principal Risks and Uncertainties” section of the Directors’ Report.
Cash Requirements and Commitments
Our liquidity requirements are primarily to meet our working capital, product development and capital expenditure needs, to fund scheduled payments of principal and interest on our indebtedness, and to fund our quarterly dividend and any future strategic investments.
Purchase obligations
Purchase obligations are defined as contractual obligations for the purchase of goods or services, which are enforceable and legally binding on us, and that specify all significant terms. From time to time, we enter into long-term, non-cancelable purchase commitments or make large up-front investments with certain suppliers in order to secure certain components or technologies for the production of our products or to supplement our internal manufacturing capacity for certain components. As of 27 June 2025, we had unconditional purchase obligations of approximately $1.3 billion, primarily related to purchases of inventory components with our suppliers. We expect $1.2 billion of these commitments to be paid within one year. In addition, we also had certain long-term market share based non-cancellable inventory purchase commitments as of 27 June 2025.
Capital expenditures
We incur material capital expenditures to design and manufacture our products that depend on advanced technologies and manufacturing techniques. As of 27 June 2025, we had unconditional commitments of $151 million primarily related to purchases of equipment, of which approximately $105 million is expected to be paid within one year. For fiscal year 2026, we expect capital expenditures to be higher than fiscal year 2025.
Operating leases
We are a lessee in several operating leases related to real estate facilities for warehouse, office and lab space. As of 27 June 2025, the amount of future minimum rent expense for both occupied and vacated facilities under non-cancelable operating lease contracts was $516 million, of which $64 million is expected to be paid within one year. Refer to “Note 6. Leases” for details.

A-40	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Long-term debt and interest payments on debt
As of 27 June 2025, the future principal payment obligation on our long-term debt was $5.0 billion, which will mature in more than one year. As of 27 June 2025, future interest payments on this outstanding debt is estimated to be approximately $1.8 billion, of which $313 million is expected to be paid within one year. Subsequent to our Consolidated Balance Sheet date, on 30 June 2025, the conditional conversion feature of the 2028 Notes was triggered in accordance with the terms of the 2028 Notes indenture. Accordingly, the 2028 Notes are exchangeable through 30 September 2025. From time to time, we may repurchase, redeem or otherwise extinguish any of our outstanding senior notes in open market or privately negotiated purchases or otherwise, or we may repurchase or redeem outstanding senior notes pursuant to the terms of the applicable indenture. Refer to “Note 4. Debentures and Bank Loans” for more details.
BIS settlement penalty
We accrued a settlement penalty of $300 million for fiscal year 2023, related to BIS’ allegations of violations of the U.S. EAR, which were subsequently resolved by the Settlement Agreement in April 2023. As part of the Settlement Agreement with BIS, quarterly payments of $15 million are made over the course of five years beginning 31 October 2023, of which $60 million is expected to be paid within one year and $135 million thereafter. Refer to “Note 13. Legal, Environmental and Other Contingencies” for more details.
Restructuring
During the fiscal year ended 27 June 2025, we made cash payments of $14 million, primarily related to workforce reduction costs under our restructuring plans.
As of 27 June 2025, the future cash payments related to our remaining active restructuring plans were immaterial.
Income Tax
As of 27 June 2025, we had an immaterial liability for unrecognized tax benefits, none of which is expected to be settled within one year. Outside of one year, we are unable to make a reasonably reliable estimate of when cash settlement with a taxing authority will occur.
Dividend
On 29 July 2025, our Board of Directors declared a quarterly cash dividend of $0.72 per share, which will be payable on 9 October 2025 to shareholders of record as of the close of business on 30 September 2025. Our ability to pay dividends in the future will be subject to, among other things, general business conditions within the data storage industry, our financial results, the impact of paying dividends on our credit ratings and legal and contractual restrictions on the payment of dividends by our subsidiaries to us or by us to our ordinary shareholders, including restrictions imposed by covenants on our debt instruments.
Share repurchases
From time to time, at our discretion, we may repurchase any of our outstanding ordinary shares through private, open market, or broker assisted purchases, tender offers, or other means, including through the use of derivative transactions. During fiscal year 2025, we repurchased approximately 1 million of our ordinary shares including shares withheld for statutory tax withholdings related to vesting of employee equity awards. As of 27 June 2025, $5.0 billion remained available for repurchase under our existing repurchase authorization limit. We may limit or terminate the repurchase program at any time. All repurchases are effected as redemptions in accordance with our Constitution.
We require substantial amounts of cash to fund any increased working capital requirements, future capital expenditures, scheduled payments of principal and interest on our indebtedness and payments of dividends. We will continue to evaluate and manage the retirement and replacement of existing debt and associated obligations, including evaluating the issuance of new debt securities, exchanging existing debt securities for other debt securities and retiring debt pursuant to privately negotiated transactions, open market purchases, tender offers or other means or otherwise. In addition, we may selectively pursue strategic alliances, acquisitions, joint ventures and investments, which may require additional capital.
Financial Risk Management
We have exposure to market risks due to the volatility of interest rates, foreign currency exchange rates, credit rating changes and equity and bond markets. A portion of these risks may be hedged, but fluctuations could impact our results of operations, financial position and cash flows.
Interest Rate Risk. Our exposure to market risk for changes in interest rates relates primarily to our cash investment portfolio. As of 27 June 2025, we had immaterial available-for-sale investments, none of which had been in a continuous unrealized loss position for a period greater than 12 months.
We have fixed rate debt obligations, which we enter into for general corporate purposes including capital expenditures and working capital needs.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-41

The table below presents principal amounts and related fixed or weighted-average interest rates by year of maturity for our investment portfolio and debt obligations as of 27 June 2025.

(Dollars in millions, except percentages)	Fiscal Years Ended							Fair Value at 27 June 2025
	2026	2027	2028	2029	2030	Thereafter	Total
Assets
Money market funds, time deposits and certificates of deposit
Floating rate	$254	$—	$—	$—	$—	$—	$254	$254
Average interest rate	4%	—%	—%	—%	—%	—%	4%
Other debt securities
Fixed rate	$—	$—	$—	$—	$—	$—	$—	$—
Debt
Fixed rate	$—	$—	$1,500	$470	$638	$2,438	$5,046	$6,318
Average interest rate	—%	—%	4%	4%	7%	7%	6%
Foreign Currency Exchange Risk. From time to time, we may enter into foreign currency forward exchange contracts to manage exposure related to certain foreign currency commitments and anticipated foreign currency denominated expenditures. Our policy prohibits us from entering into derivative financial instruments for speculative or trading purposes.
We hedge portions of our foreign currency denominated balance sheet positions with foreign currency forward exchange contracts to reduce the risk that our earnings will be adversely affected by changes in currency exchange rates. The change in fair value of these contracts is recognized in earnings in the same period as the gains and losses from the remeasurement of the assets and liabilities. All foreign currency forward exchange contracts mature within 12 months.
The table below provides information as of 27 June 2025 about our foreign currency forward exchange contracts. The table is provided in dollar equivalent amounts and presents the notional amounts (at the contract exchange rates) and the weighted-average contractual foreign currency exchange rates.

(Dollars in millions, except average contract rate)	Notional Amount	Average Contract Rate	Estimated Fair Value(1)
Foreign currency forward exchange contracts:
British Pound Sterling	$19	$0.74	$—
Chinese Renminbi	34	7.14	—
Singapore Dollar	127	1.28	—
Thai Baht	100	32.49	—
Total	$280		$—
___________________________________________________________________________________
(1) Equivalent to the unrealized net gain (loss) on existing contracts.
Other Market Risks. We have exposure to counterparty credit downgrades in the form of credit risk related to our foreign currency forward exchange contracts and our fixed income portfolio. We monitor and limit our credit exposure for our foreign currency forward exchange contracts by performing ongoing credit evaluations. We also manage the notional amount of contracts entered into with any one counterparty and we maintain limits on maximum tenor of contracts based on the credit rating of the financial institution. Additionally, the investment portfolio is diversified and structured to minimize credit risk.
Changes in our corporate issuer credit ratings have minimal impact on our near-term financial results, but downgrades may negatively impact our future ability to raise capital, our ability to execute transactions with various counterparties, and may increase the cost of such capital.
We are subject to equity market risks due to changes in the fair value of the notional investments selected by our employees as part of our non-qualified deferred compensation plan—the SDCP.
We entered into a Total Return Swap (“TRS”) in order to manage the equity market risks associated with the SDCP liabilities. We pay a floating rate, based on SOFR plus an interest rate spread, on the notional amount of the TRS. The TRS is designed to substantially offset changes in the SDCP liabilities due to changes in the value of the investment options made by employees.

A-42	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

LIKELY FUTURE DEVELOPMENT
We are committed to developing new component technologies, products, alternative storage technologies inclusive of systems, software and other innovative technology solutions to support emerging applications in data use and storage. Our research and development activities are designed to bring new products to market in high volume, with quality attributes that our customers expect, before our competitors. Part of our product development strategy is to leverage a design platform and/or subsystem within product families to serve different market needs. This platform strategy allows for more efficient resource utilization, leverages best design practices, reduces exposure to changes in demand, and allows for achievement of lower costs through purchasing economies of scale. Our advanced technology integration effort, such as our high-capacity enabling HAMR technology, focuses disk drive and component research on recording subsystems, including read/write heads and recording media; market-specific product technology; and technology we believe may lead to new business opportunities. The primary purpose of our advanced technology integration effort is to ensure timely availability of mature component technologies for our product development teams as well as to allow us to leverage and coordinate those technologies in the design centers across our products in order to take advantage of opportunities in the marketplace.

NON-FINANCIAL STATEMENT
Introduction
The European Union Directive 2014/95/EU ("the 2017 Regulations") requires the disclosure of non-financial and diversity information by certain large undertakings and groups. This has been transposed into Irish legislation. This legislation requires us to identify and report on our business model and key non-financial matters related to the Company’s activities. Our fiscal year 2024 ESG Performance Report provides additional information that may be relevant to investors in assessing the Company’s sustainability commitments and achievements but, except as expressly provided below, the information integrated in the 2024 ESG Performance Report is not incorporated by reference into the Irish Directors’ Report. Copies of the 2024 ESG Performance Report can be accessed at www.seagate.com, under "ESG".
Business Overview
Refer to pages A-4 to A-10 for the ‘Industry Overview’, ‘Our Business’, and ‘Products’ section of the Directors’ Report.
Corporate Governance and Organization
We have concluded that the manufacture and distribution of storage solutions constitutes one operating segment. We are governed by a Board of Directors (“the Board”). Our Corporate Governance Guidelines provide a framework for our Board of Directors in exercising their responsibilities toward our stakeholders, and these guidelines entrust the Board with the authority to review our business operations and make decisions independent of the Company's management. The guidelines also provide a process for shareholders to communicate concerns with the Board. Our Corporate Governance Guidelines, as well as the charters of each of our Board committees, are available on our website at www.seagate.com, under “Investors - Governance.”
Principal Risks and Management
Refer to pages A-17 to A-37 for the ‘Principal Risks and Uncertainties’ section of the Directors’ Report.
Environmental Matters
We understand and acknowledge that climate change is contributed to by human activity, and will lead to a number of social, economic and environmental consequences if not properly dealt with. We continue to set sustainability goals, track our progress, and audit our systems to reduce energy consumption, carbon emissions, waste and water usage throughout our global footprint. These efforts are both important to and fully supported by senior management. We also work closely with our suppliers and provide training to key stakeholders to educate them on sustainability best practices, with indicators to gauge performance. These actions comprise the majority of our environmental sustainability efforts. We report our metrics based on the fiscal year 2025 or the calendar year 2024, if fiscal year information is unavailable.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-43

At Seagate, we understand the importance of reducing the impact our products and packaging have on the environment as identified by our Life Cycle Assessments ("LCA"). We take a holistic view of product impacts, considering the environment, our customers, suppliers and communities where our products and operations reside. Each LCA addresses impacts at every stage in the product life cycle, from raw material extraction to end-of-life disposal and recycling. The LCAs include four endpoints judged for particular relevance to the electronics industry: Climate Change, Human Toxicity, Metal Depletion and Water Depletion. In addition to LCAs, we maintain a Material Circularity Indicator for these products to identify opportunities for improvement and to move toward greater material efficiency. Most Seagate products are highly recyclable, containing aluminum, steel, copper and other recoverable materials, and many regions where our products are sold have electronic waste recycling programs. We also help to manage product waste by taking back warranty-returned drives, which then get refurbished or recycled.
We maintain a catalog of restricted substances, and product compliance data as it relates to restricted substances, which are made available to our customers upon request. We adhere to global restricted substance regulations, including the European regulation regarding the Registration, Evaluation, Authorization and Restriction of Chemicals ("REACH"), and the Restriction of Hazardous Substances ("RoHS") “Recast” Directive, as amended by Directive (EU) 2015/863. We regularly participate in industry-wide reviews and discussions to assist in leading the development of industry standards that meet regulatory requirements.
Our environmental management system is shaped by the International Organization of Standardization ("ISO") standards, the Responsible Business Alliance ("RBA") Code of Conduct and the United Nations Global Compact ("UNGC") principles. All of our manufacturing facilities are certified to ISO 14001 Environmental Management System and ISO50001 Energy Management System. We reduce the amount of energy and carbon required to produce HDDs by identifying energy conservation opportunities, auditing management systems, setting targets, creating awareness among employees and reporting on progress throughout our operations. Our Environment, Health, Safety and Sustainability policy, which is available on our ESG website, details our commitment to environmental responsibility and a safe workplace. In fiscal year 2025, our total grid electricity consumption was approximately 1,571,800 Megawatt hour ("MWh"). In fiscal year 2025, we saved approximately 17,800 MWh of electricity, exceeding our conservation goal of 10,000 MWh. Energy savings are calculated using the Metered Baseline Method (“MBM”).
Carbon emissions are measured using three scopes: Scope 1 emissions are all direct emissions, Scope 2 emissions are indirect emissions from electricity purchased and used by the Company and Scope 3 emissions are all other indirect emissions. For technology products, we find that Scope 3 carbon emissions, particularly those from product use, are much greater than Scope 1 and Scope 2 carbon emissions, highlighting the importance of our continued efforts to reduce the amount of energy used by our products. One way that we achieve improvements in all aspects of our products, including sustainability impacts like energy usage, is to learn from current products and continuously improve upon each new generation. Our LCA results help to inform these improvements in products and packaging. As a result, each generation of products is more energy efficient (EB/watt) compared to previous generations. In fiscal year 2025, our carbon emissions under Greenhouse Gas Protocol for Scope 1 and Scope 2 totaled approximately 274,500 metric tons and 261,100 metric tons (market based), respectively. Our Scope 3 emissions totaled approximately 4.7 million metric tons in fiscal year 2025.
Our hazardous waste disposition continues to focus on recycling. In fiscal year 2025, we didn’t send any of our hazardous waste out to landfills. In fiscal year 2025, our hazardous waste disposition was approximately 4,400 metric tons, with 83% of the waste recycled. Additionally, we maintained waste diversion rate of 88% in fiscal year 2025, leveraging site initiatives as well as the insights of our dedicated teams, to achieve this metric.
Our progress in reducing water consumption has been driven by reducing water use through more efficient processes, and recycling the water we use. We have applied measures to reduce water consumption, improve water recycling, increase awareness among employees, and reduce water intensity over the past several years. In calendar year 2024, our water withdrawal was approximately 7,270 Megaliters (“ML”) and our water recycling approximately was 3,220 ML.

A-44	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Social and Employee Matters
Culture of Inclusion. We thrive as a global workforce by leveraging our collective strengths and experiences to develop and deliver our business strategy. One of the ways we foster a culture of belonging and inclusion is through our support of Employee Resource Groups (ERGs). These voluntary, employee-led communities are built around shared experiences and offer numerous benefits, including fostering workplace connections and enhancing a sense of belonging.
Our ERGs are open to all employees, representing a wide range of backgrounds and focus on leadership topics, networking, and community outreach. There are 32 ERG chapters across seven countries, all led by employees and supported by Seagate leaders. Through these ongoing efforts, our primary goal is to ensure every employee feels safe, respected, and welcomed.
We also celebrate our culture of belonging and inclusion by recognizing cultural and heritage months across our global locations. Events such as Lunar New Year, Veterans Day, and International Women’s Day are marked with activities like educational panels, cultural recipe sharing, employee interviews, and other community-relevant celebrations.
Health & Safety. All our manufacturing sites have health and safety management systems certified to the International Organization for Standardization (“ISO”) 45001 standard. In addition, we are audited to health and safety standards set forth by the Responsible Business Alliance (“RBA”). Our global health and safety standards, as well as our accompanying Environment, Health and Safety (“EHS”) management systems, frequently go beyond country or industry-level guidelines to ensure that we keep our employees healthy and safe. Our recordable incident rate and lost workday rate in fiscal year 2025 was 0.21 and 0.13, respectively. We regularly host health and safety regulatory visits that focus on issues such as safety, radiation, fire codes, food and transportation. Through our EHS management systems, we ensure that the focus remains on the continuous improvement of employee health and safety programs. We continue to provide comprehensive health and safety training to our employees. We emphasize e-learning courses as our main vehicle for delivering such training because employees can learn at their own pace.
Development, Retention, Compensation, Benefits & Engagement. Our performance management system is a continuous process that helps team members focus on the right priorities. Meaningful conversations between managers and employees are the foundation of performance management at Seagate. We focus on dialogue centered around manager and employee conversations, and ongoing feedback, to align goals. This approach focuses on achieving high-quality productive dialogue between managers and employees. We also encourage our employees to participate in the many learning opportunities available at Seagate. The portfolio of learning and training opportunities includes but is not limited to mentoring and coaching, e-learning opportunities, self-paced training, on-the-job training and other strategic internal programs that cover topics ranging from leadership and technical skills to health, safety and the environment. For example, our internal mobility and career development tool provides Seagate employees with the opportunity to establish networking and mentorship connections, identify and participate in internal part-time projects, and explore internal full-time positions.
Our Total Rewards program is designed to attract, motivate and retain talented people to meet our business goals. The program generally includes base pay, annual bonuses, commissions, equity awards, an employee share purchasing plan, retirement savings opportunities and other employee health and wellness benefits. Our compensation programs and guidelines are structured to align pay with both company and employee performance and aim to provide internally and externally competitive total compensation.
Employee engagement is the psychological commitment and passion that drives discretionary effort. It predicts individual performance and is the measure of the relationship between employees and the Company. Our engagement survey includes facets of the employee experience throughout the employee life cycle. Employee experience is what employees encounter and observe during their career at Seagate. A positive employee experience can have an impact on everything from recruiting to Seagate's bottom line.
In fiscal year 2025, we conducted our Employee Experience Survey to obtain feedback from our global workforce on their experience at Seagate. Managers were provided access to a dashboard with results that shared key drivers of employee engagement specific to their own organizations for action planning. We conducted several additional surveys across Seagate’s global footprint, which were followed by employee and leader connection sessions at the regional and site levels, for the continuous improvement of internal communications and business planning.
Community Impact. Our community engagement program is designed to provide support to our local communities, with an emphasis on science, technology, engineering and mathematics (“STEM”). This year to support STEM, we organized Take Our Children to Work Day at eight of our largest sites. More than 330 children visited and engaged in educational activities including hard drive assembly, AI design workshops, and electromagnetic experiments. We also continued to promote sustainability and environmental programs including Earth Day in April. Employees around the world participated in environmentally friendly activities, including litter cleanups and tree planting. Employees in Singapore maintain a rooftop garden where the food produced is donated to a local home for the elderly, a great example of sustaining a partnership between

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-45

employee volunteers and a community need. We continued supporting various food banks, blood drives, and other non-profit organizations including Habitat for Humanity in Minnesota where employees spent 11 days building homes for those in need.
Our community engagement program prioritizes local relationships to strengthen ties within the communities we work and live in. By collaborating with various local organizations, participating in community-driven initiatives, and addressing specific needs near our locations, we aim to create a more sustainable and positive impact that resonates both now and in the future.
Respect for Human Rights
As part of our commitment to respect and protect human rights, we seek to uphold the highest standards in our labor practices. Our company policies adhere to applicable local labor laws, are consistent with both the UNGC and the International Labor Organization ("ILO") core labor principles, and conform to the RBA Code of Conduct. We conduct annual assessments in our global operations to identify and mitigate labor and human rights risks that could arise. We also participate in internal labor audits to ensure policies and practices are aligned with local legislation and the RBA Code of Conduct. Our internal Human Rights Policy is reviewed annually and includes clear statements about our commitment to labor and human rights. According to the policy, we do not tolerate harassment in the workplace, involuntary labor, child labor or excessive working hours. We also look to foster open communication and employees have access to the Seagate Global Ethics Helpline to report complaints. The policy is communicated to new hires during orientation and onboarding, and annually to all employees to build awareness and drive transparency within our organization.
Supply Chain
To ensure integrity throughout our supply chain, we require all of our direct materials suppliers with whom we spend at least $1 million annually, as well as selected indirect suppliers, to undergo the RBA Validated Assessment Program ("VAP") audit process. RBA VAP audit reports are valid for two years, and our suppliers are on a two-year audit cycle. Our top findings include Control Process, Working Hours, Supplier Responsibility, Emergency Preparedness and Occupational Safety. We remain vigilant to the risk of child labor, forced labor and threats to the freedom of association within our supply chain. The highest risk of forced labor in our supply chain is where foreign labor is utilized; suppliers in Malaysia, Singapore and Thailand pose the highest risk. This is why our training on forced labor has been focused on suppliers in these countries over the past years. Based on our supplier VAP audits, child labor has not been identified as a concern in our supply chain.
Anti-Bribery and Anti-Corruption
We pursue our business objectives with integrity and in compliance with applicable law in every country in which we operate. We comply with the U.S. Foreign Corrupt Practices Act, the UK Bribery Act, and other laws designed to prevent bribery and corruption. Violation of these laws may also result in fines and imprisonment for employees. Seagate prohibits offering or accepting all forms of bribes, kickbacks, facilitation payments and other forms of corruption.
We have a Code of Conduct Policy which serves as our guide for legal and ethical conduct at all times and outlines the values we exemplify and the applicable laws and regulations. On an annual basis all non-manufacturing specialist employees must certify to our Anti-Bribery and Anti-Corruption policy, and Code of Conduct.
We also have a Code of Ethics for senior financial officers, which promotes honest and ethical conduct and compliance with the law as it relates to the maintenance of Seagate’s accounting records and the preparation of the financial statements. The Code of Conduct and the Code of Ethics are made available publicly on our website.
Conflict Minerals
Our hardware products in the aggregate contain each of the 3TG (tin, tantalum, tungsten, and gold), which are necessary to the functionality or production of the products. We have implemented due diligence measures to conform to the Organization for Economic Co-operation and Development Due Diligence ("OECD") Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas. We have established strong management systems for 3TG supply chain due diligence, identified and assessed 3TG risks in its supply chain, designed and implemented strategies to respond to identified risks, supported independent third-party audits of the due diligence practices and reported on 3TG supply chain due diligence activities.
We have established a Responsible Sourcing of Minerals policy which is available on our external corporate website and has been communicated to Seagate’s suppliers. We have also established Corporate Standard Operating Procedures for Responsible Sourcing of Mineral Management to satisfy the OECD guidance. We also have an internal team to implement the procedure, including establishing requirements in supplier contracts to define our expectations of suppliers’ sourcing of 3TG, conducting a review to identify direct suppliers of products containing 3TG, requesting all 3TG suppliers provide information

A-46	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

to us regarding their 3TG using the template developed by the RBA/Responsible Mineral Initiative (RMI) and validating the information provided by our 3TG direct suppliers.
DIRECTORS AND SECRETARY
The directors and secretary are as listed on page A-3. Ms. Laurie Webb is no longer Company Secretary as a result of her resignation on 21 July 2024. Mr. James C. Lee was appointed as Company Secretary on 21 July 2024. Mr. Robert A. Bruggeworth is no longer a director as a result of his resignation on 19 October 2024. Mr. Mark W. Adams was appointed as a director on 19 October 2024.
DIRECTORS’ AND SECRETARY’S INTERESTS IN SHARES
Details of directors’ and secretary’s interests in the ordinary shares of Seagate Technology Holdings plc as at 27 June 2025 were as follows:

	Interests held as at 27 June 2025(1)
Director	Shares (2)	Vested options	Unvested options	Restricted share units	Restricted shares
Mark W. Adams (3)	—	—	—	2,693	—
Shankar Arumugavelu	10,580	—	—	2,693	—
Prat S. Bhatt	11,823	—	—	2,693	—
Judy Bruner	12,268	—	—	2,693	—
Michael R. Cannon	17,720	—	—	3,427	—
Richard L. Clemmer	31,525	—	—	2,693	—
Yolanda L. Conyers	5,055	—	—	2,693	—
Jay L. Geldmacher	2,852	—	—	2,693	—
Dylan Haggart	12,469	—	—	2,693	—
Dr. William D. Mosley (5)	518,710	401,680	226,240	96,153	—
Stephanie Tilenius	12,244	—	—	2,693	—
Secretary
James C. Lee (4)	172	—	—	21,780	—
___________________________________
(1)All interests declared are in the ordinary shares of $0.00001 par value of Seagate Technology Holdings plc.
(2)Pursuant to Seagate's Officer and Director Share Ownership Guidelines, shares owned by an entity or its affiliates to which a Director is affiliated and contractually obligated to assign any equity awards received for compensation for service as a non-employee director are included in calculating the Seagate ownership requirement for that Director.
(3)Mr. Adams’ interests held as at the date of appointment were nil.
(4)Mr. Lee’s interests held as at the date of appointment were nil.
(5)Dr. Mosley's interests held as at 27 June 2025 excludes 392,672 unvested awards that contain certain performance and market conditions.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-47

Details of directors’ and secretary’s interests in the ordinary shares of Seagate Technology Holdings plc as at 28 June 2024 or subsequent date of appointment, were as follows:

	Interests held as at 28 June 2024(1)
Director	Shares (2)	Vested options	Unvested options	Restricted share units	Restricted shares
Shankar Arumugavelu	6,309	—	—	4,271	—
Prat S. Bhatt	7,552	—	—	4,271	—
Robert A. Bruggeworth	2,320	—	—	4,271	—
Judy Bruner	18,443	—	—	4,271	—
Michael R. Cannon	36,474	—	—	5,436	—
Richard L. Clemmer	27,254	—	—	4,271	—
Yolanda L. Conyers	3,784	—	—	4,271	—
Jay L. Geldmacher	2,681	—	—	4,271	—
Dylan Haggart	8,198	—	—	4,271	—
Dr. William D. Mosley (3)	674,097	571,378	249,614	96,444	—
Stephanie Tilenius	10,666	—	—	4,271	—
Secretary
Laurie Webb (4)	332	—	—	19,193	—
___________________________________
(1)All interests declared are in the ordinary shares of $0.00001 par value of Seagate Technology Holdings plc.
(2)Pursuant to Seagate's Officer and Director Share Ownership Guidelines, shares owned by an entity or its affiliates to which a Director is affiliated and contractually obligated to assign any equity awards received for compensation for service as a non-employee director are included in calculating the Seagate ownership requirement for that Director.
(3)Dr. Mosley's interests held as at 28 June 2024 excludes 291,541 unvested awards that contain certain performance and market conditions.
(4)Ms. Webb’s interests held at date of appointment consisted of 4,173 shares and 11,653 restricted share units.

The directors and the company secretary had no interests in shares and debentures in any other group undertaking as required to be disclosed in accordance with Section 329 of the Companies Act 2014.
REPURCHASES OF SHARES
The following table sets forth information with respect to repurchases of the Company's ordinary shares during fiscal years 2025 and 2024 pursuant to the share repurchase program. Shares repurchased are redeemed and cancelled immediately by the Company and no shares were held by the Company at 27 June 2025 and 28 June 2024.

(Dollars and shares in millions)	Number of Shares Repurchased	Nominal Value	Consideration Paid
Repurchased, redeemed and cancelled in fiscal year 2024	1.0	$—	$38
Repurchased, redeemed and cancelled in fiscal year 2025	0.5	$—	$54

A-48	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

IMPORTANT EVENTS SINCE THE PERIOD END
Dividends
On 29 July 2025, our Board of Directors declared a quarterly cash dividend of $0.72 per share, which will be payable on 9 October 2025 to shareholders of record as of the close of business on 30 September 2025.
2028 Exchangeable Notes
As of the calendar quarter ended 30 June 2025 (subsequent to the Company’s Consolidated Balance Sheet date), the conditional conversion feature of the 2028 Notes was triggered, based on the price of the Company’s ordinary shares, as the last reported sale price of the Company’s ordinary shares was at least 130% of the then-applicable exchange price then in effect for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days which ended on 30 June 2025, the last trading day of the applicable calendar quarter. Accordingly, the 2028 Notes are exchangeable through 30 September 2025.
POLITICAL DONATIONS
During the years ended 27 June 2025 and 28 June 2024 the Company made no political donations.

BRANCHES OUTSIDE THE STATE
As required to be disclosed in accordance with Section 326 of the Companies Act 2014, the group has established branches, within the meaning of European Communities Council Directive 89/666/EEC in Brazil, China, France, Germany, India, Poland, Singapore, Sweden and the United Kingdom.

ACCOUNTING RECORDS
The directors are responsible for ensuring that adequate accounting records, as outlined in Sections 281 to 285 of the Companies Act 2014, are kept by the Company. To achieve this, the directors have appointed experienced bookkeepers who are professionally qualified, who report to the Chief Financial Officer and ensure that the requirements of Sections 281 to 285 of the Companies Act 2014 are complied with.
The books and accounting records are maintained at the Company’s principal accounting offices at 47488 Kato Rd., Fremont, California, United States of America, and are open at all reasonable times to inspection by the directors. Accounts and returns relating to the business dealt with in the accounting records are kept in order to disclose with reasonable accuracy the assets, liabilities, financial position and profit or loss of the Company. These records are returned to the Company’s registered office at intervals not exceeding six months.

DISCLOSURE OF INFORMATION TO THE AUDITOR
The directors believe that they have taken all steps necessary to make themselves aware of any "relevant audit information" (as defined in Section 330(2) of the Companies Act 2014) and have established that the group’s statutory auditor are aware of that information. In so far as they are aware, there is no relevant audit information of which the group’s statutory auditor are unaware.

AUDIT COMMITTEE
In accordance with Section 167(3) of the Companies Act 2014, the group has established an Audit Committee with responsibility for oversight of the financial reporting process, the audit process, the system of internal controls and compliance with laws and regulations.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-49

STATEMENT OF DIRECTORS’ RESPONSIBILITIES
Company law in the Republic of Ireland requires the Directors to prepare financial statements for each financial year which give a true and fair view of the state of the assets, liabilities and financial position of the Parent Company and of the group and of the profit or loss of the group for that period.
In preparing the financial statements of the group, the Directors are required to:
•select suitable accounting policies and then apply them consistently;
•make judgments and estimates that are reasonable and prudent;
•comply with applicable U.S. generally accepted accounting principles to the extent that the use of U.S. generally accepted accounting principles does not contravene any provision of the Companies Act 2014, subject to any material departures disclosed and explained in the financial statements; and
•prepare the financial statements on the going concern basis unless it is inappropriate to presume that the group will continue in business.
The considerations set out above for the group are also required to be addressed by the Directors in preparing the financial statements of the Parent Company (which are set out on pages A-101 to A-103), in respect of which the applicable Irish law and accounting standards are those which are generally accepted in the Republic of Ireland.
The Directors have elected to prepare the Parent Company’s financial statements in accordance with FRS 102 The Financial Reporting Standard applicable in the UK and Republic of Ireland.
The Directors are responsible for keeping accounting records which disclose with reasonable accuracy the assets, liabilities, financial position and profit and loss of the Parent Company and which enable them to ensure that the financial statements of the group are prepared in accordance with applicable U.S. generally accepted accounting principles and comply with the provisions of the Companies Acts 2014. They are also responsible for safeguarding the assets of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.
Under company law, the Directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the assets, liabilities and financial position, of the group and Parent Company as at the end of the financial year, and the profit or loss for the group for the financial year, and otherwise comply with the Companies Act 2014.

DIRECTORS’ COMPLIANCE STATEMENT
As required by Section 225 (2) of the Companies Act 2014, the directors acknowledge that they are responsible for securing the Company's compliance with its “relevant obligations” (as defined in Section 225 of Companies Act 2014). The directors further confirm that a compliance policy statement has been drawn up in accordance with Section 225(3)(a) of the Companies Act 2014, and that appropriate arrangements and structures have been put in place that are, in the directors' opinion, designed to secure material compliance with the relevant obligations. A review of those arrangements and structures has been conducted in the financial year to which this report relates.

AUDITOR
Ernst & Young, Chartered Accountants, have expressed their willingness to continue in office in accordance with Section 383(2) of the Companies Act 2014.
Approved by the Board of Directors and signed on its behalf on 21 August 2025.

/s/ Dr. William D. Mosley	/s/ Prat S. Bhatt
Dr. William D. Mosley	Prat S. Bhatt

A-50	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

INDEPENDENT AUDITOR'S REPORT TO THE MEMBERS OF SEAGATE TECHNOLOGY HOLDINGS PLC
Report on the audit of the financial statements
Opinion
We have audited the financial statements of Seagate Technology Holdings plc (‘the Company’) and its subsidiaries (‘the Group’) for the year ended 27 June 2025, which comprise the Consolidated Profit & Loss Account, the Consolidated Statement of Comprehensive Income, the Consolidated Balance Sheet, the Consolidated Statement of Cash Flows, the Parent Company Statement of Comprehensive Income, the Parent Company Statement of Financial Position, the Parent Company Statement of Changes in Equity and related notes to the financial statements, including the significant accounting policy information set out in note 1. The financial reporting framework that has been applied in the preparation of the Group financial statements is Irish law and U.S. Generally Accepted Accounting Principles (U.S. GAAP) issued in the United States of America by the Financial Accounting Standards Board, as defined in section 279 of Part 6 of the Companies Act 2014, to the extent that the use of those principles in the preparation of the financial statements does not contravene any provision of that Part of the Companies Act 2014. The financial reporting framework that has been applied in the preparation of the Parent Company financial statements is applicable Irish Law and accounting standards including FRS 102 The Financial Reporting Standard applicable in the UK and Republic of Ireland issued in the United Kingdom by the Financial Reporting Council.
In our opinion:
•the Group financial statements give a true and fair view of the assets, liabilities and financial position of the Group as at 27 June 2025 and of its profit for the year then ended;
•the Parent Company statement of financial position gives a true and fair view of the assets, liabilities and financial position of the Company as at 27 June 2025;
•the Group financial statements have been properly prepared in accordance with U.S. Generally Accepted Accounting Principles (U.S. GAAP), as defined in section 279 of Part 6 of the Companies Act 2014, to the extent that the use of those principles in the preparation of the financial statements does not contravene any provision of that Part of the Companies Act 2014;
•the Company financial statements have been properly prepared in accordance with FRS 102 The Financial Reporting Standard applicable in the UK and Republic of Ireland; and
•the Group financial statements and Company financial statements have been properly prepared in accordance with the requirements of the Companies Act 2014.
Basis for opinion
We conducted our audit in accordance with International Standards on Auditing (Ireland) (‘ISAs (Ireland)’) and applicable law. Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Group and Company in accordance with ethical requirements that are relevant to our audit of financial statements in Ireland, including the Ethical Standard issued by the Irish Auditing and Accounting Supervisory Authority (‘IAASA’) as applied to listed entities, and we have fulfilled our other ethical responsibilities in accordance with these requirements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-51

INDEPENDENT AUDITOR'S REPORT TO THE MEMBERS OF SEAGATE TECHNOLOGY HOLDINGS PLC (continued)
Conclusions relating to going concern
In auditing the financial statements, we have concluded that the Directors’ use of the going concern basis of accounting in the preparation of the financial statements is appropriate. Our evaluation of the Directors’ assessment of the Group and Company’s ability to continue to adopt the going concern basis of accounting included:
•In conjunction with our walkthrough of the Group’s financial statement close process, we confirmed our understanding of management’s going concern assessment process and also engaged with management early to ensure all key factors were considered in their assessment.
•We obtained management’s going concern assessment, including the cash forecast and covenant calculation for the going concern period which covers a period of at least twelve months from the date of signing this audit opinion.
•We considered the appropriateness of the methods used to calculate the cash forecasts and covenant calculations and determined through inspection and testing of the methodology and calculations that the methods utilised were appropriately sophisticated to be able to make an assessment for the Group.
•We considered the mitigating factors included in the cash forecasts and covenant calculations that are within control of the Group. This includes review of the Group’s non-operating cash outflows and evaluating the Group’s ability to control these outflows as mitigating actions if required.
•We performed reverse stress testing in order to identify factors which would lead to the Group utilising all liquidity or breaching financial covenants during the going concern assessment period. None of these factors were considered likely.
•We reviewed the Group’s going concern disclosures included in the annual report in order to assess that the disclosures were appropriate and in conformity with reporting standards.
Conclusion
Based on the work we have performed, we have not identified any material uncertainties relating to events or conditions that, individually or collectively, may cast significant doubt on the Group and Company’s ability to continue as a going concern for a period of at least twelve months from when the financial statements are authorised for issue.
Our responsibilities and the responsibilities of the Directors with respect to going concern are described in the relevant sections of this report. However, because not all future events or conditions can be predicted, this statement is not a guarantee as to the Group and Company’s ability to continue as a going concern.

A-52	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

INDEPENDENT AUDITOR'S REPORT TO THE MEMBERS OF SEAGATE TECHNOLOGY HOLDINGS PLC (continued)
Key audit matters
Key audit matters are those matters that, in our professional judgment, were of most significance in our audit of the financial statements in the current period and include the most significant assessed risks of material misstatement (whether or not due to fraud) that we identified, including those which had the greatest effect on: the overall audit strategy, the allocation of resources in the audit; and directing the efforts of the engagement team. These matters were addressed in the context of our audit of the financial statements as a whole, and in forming our opinion thereon, and we do not provide a separate opinion on these matters.

Description of the matter	How we addressed the matter in our opinion	Key observations communicated to the Audit Committee
Revenue recognition – Sales incentive program rebates and discounts
Refer to the accounting policies (page A-67); and Note 16 of the consolidated financial statements (page A-97).
As disclosed in Note 1 Basis of Presentation and Summary of Significant Accounting Policies, the group adjusts revenue to account for variable consideration related to sales incentive programs such as price protection and volume incentives to estimate the final selling prices of products sold to Original Equipment Manufacturers (”OEMs”) and through distributor and retail channels.
Identifying the complete population of sales incentive programs and auditing management’s corresponding estimates involved in determining the final selling prices for expected future reductions was complex, as it required testing subjective assumptions about the extent of price adjustments on products and the timing of sales to end customers by the Company’s distributor partners.

We obtained an understanding by performance of walkthrough procedures, evaluated the design and tested the operating effectiveness of controls over the completeness of sales incentive programs, including the accuracy and completeness of the underlying data used in the calculations, level of channel inventory and management’s assumptions.
To test the sales incentive programs, we inspected significant sales arrangements that include the contractual rights to discounts and rebates and evaluated management’s estimates of variable consideration applied to reflect expected final selling prices based on such contractual terms. We examined credit memos issued during the year and after year-end to determine the completeness of the identified sales incentives population.
We directly confirmed terms and conditions of significant agreements with a sample of the group’s customers. Additionally, we performed a retrospective review comparing prior period assumptions to actual results in subsequent periods and conducted sensitivity analyses to evaluate the potential effects on revenue recognition due to changes in the group's significant assumptions.

Our observations included an outline of the range of audit procedures performed and a summary of the results.
We provided our assessment of the critical accounting estimates used in the sales program accrual, including estimated future price erosion.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-53

Description of the matter	How we addressed the matter in our opinion	Key observations communicated to the Audit Committee
Deferred income taxes
Refer to the accounting policies (page A-68) and Note 5 of the Consolidated Financial Statements (pages A-80 to A-83).
As disclosed by the group in Note 5 Income Taxes, at 27 June 2025 and 28 June 2024, the group has gross deferred tax assets of $1,540 million and $1,523 million, partially offset by a valuation allowance of $423 million and $430 million, respectively.
As discussed in Note 5 to the consolidated financial statements, the group recognizes a valuation allowance to reduce the carrying value of its deferred tax assets to the amount that management believes is more likely than not to be realized.
Auditing the realizability of the deferred tax assets was complex as the assessment process includes forecasting future sources of taxable income which includes subjective management assumptions, and the amounts involved are material to the financial statements as a whole.

We obtained an understanding by performance of walkthrough procedures, evaluated the design and tested the operating effectiveness of controls that address the risks of material misstatement relating to the realizability of deferred tax assets. This included controls over management’s determination of sources and amount of future taxable income including income from operations.
Among other audit procedures performed, we evaluated the assumptions used by the group to develop projections of future taxable income by jurisdiction and tested the completeness and accuracy of the underlying data used in its projections. For example, we compared the projections of future taxable income with the actual results of prior periods, as well as management’s consideration of current industry and economic trends. We also assessed the historical accuracy of management’s projections and compared the projections of future taxable income with other forecasted financial information prepared by the group.
Our observations included our assessment of the measurement of the valuation allowance.
Valuation of investments in subsidiaries (Parent Company only)
Refer to the accounting policies (page A-105); and Note 3 of the Parent Company’s financial statements (pages A-105 and A-106).
The Parent Company records investments in subsidiaries at cost less impairment. The carrying value of the ﬁnancial assets are reviewed for impairment if events or changes in circumstances indicate that the carrying amount may not be recoverable. Where there are indicators of impairment of investments in subsidiary undertakings, management performs an impairment test, comparing the carrying value of the investments in subsidiaries with the higher of fair value less costs to sell and value in use.
We identified a significant risk of error that the carrying value of the investments in subsidiaries may be higher than the recoverable amount considering the continued competitive environment in which the Group operates.

We tested the design and implementation of key controls addressing the identified audit risks for valuation of investments in subsidiaries.
We performed audit procedures to evaluate the appropriateness of management’s impairment model.
Our audit procedures included, among others, assessing the methodologies used and testing the significant assumptions and underlying data used by the Parent Company.
We also reviewed the disclosures made by the Parent Company.

Our observations included our conclusion in respective of the impairment assessment performed by management.

A-54	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

INDEPENDENT AUDITOR'S REPORT TO THE MEMBERS OF SEAGATE TECHNOLOGY HOLDINGS PLC (continued)
Our application of materiality
We apply the concept of materiality in planning and performing the audit, in evaluating the effect of identified misstatements on the audit and in forming our audit opinion.
Materiality
Materiality is the magnitude of an omission or misstatement that, individually or in the aggregate, could reasonably be expected to influence the economic decisions of the users of the financial statements. Materiality provides a basis for determining the nature and extent of our audit procedures.
We determined materiality for the Group to be $78.0m (2024: $48.0m), which is approximately 5% of the Group’s Profit before tax adjusted for non-recurring items (2024: 0.7% of revenues). Profit before tax adjusted for non-recurring items is a key performance indicator for the Group and is also a key metric used by the Group in the assessment of the performance of management. We therefore considered the Group’s Profit before tax adjusted for non-recurring to be the most appropriate performance metric on which to base our materiality calculation as we consider it to be the most relevant performance measure to the stakeholders of the Group.
In the previous year, we calculated materiality on the basis of 0.7% of revenue. We considered if revenue would remain an appropriate basis of materiality for the current year, however we concluded that a profit before tax adjusted for non-recurring items basis was more appropriate.
We applied the same materiality for the Parent Company as the Parent Company materiality is set at the lower of Group or Parent Company. The Parent Company materiality was initially calculated at 1% of total equity being $192 million.
Performance materiality
Performance materiality is the application of materiality at the individual account or balance level. It is set at an amount to reduce to an appropriately low level the probability that the aggregate of uncorrected and undetected misstatements exceeds materiality.
On the basis of our risk assessments, together with our assessment of the Group’s overall control environment, our judgement was that performance materiality should be set at 75% (2024: 75%) of our planning materiality, namely $58.0m (2024: $36.0m). We have set performance materiality at this percentage due to the past history of a low number of misstatements, our ability to assess the likelihood of misstatements, both corrected and uncorrected, the effectiveness of the control environment and other factors affecting the entity and its financial reporting.
Audit work was undertaken at component locations for the purpose of responding to the assessed risks of material misstatement of the Group financial statements. The performance materiality set for each component is based on the relative scale and risk of the component to the Group as a whole and our assessment of the risk of misstatement at that component.
In the current year, the range of performance materiality allocated to components was $11.6m to $58.0m (2024: $7.2m to $36.0m).

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-55

INDEPENDENT AUDITOR'S REPORT TO THE MEMBERS OF SEAGATE TECHNOLOGY HOLDINGS PLC (continued)
Reporting threshold
Reporting threshold is an amount below which identified misstatements are considered as being clearly trivial. We agreed with the Audit Committee that we would report to them all uncorrected audit differences in excess of $3.9m (2024: $2.4m), which is set at 5% of planning materiality, as well as differences below that threshold that, in our view, warranted reporting on qualitative grounds.
We evaluate any uncorrected misstatements against both the quantitative measures of materiality discussed above and in light of other relevant qualitative considerations in forming our opinion.
An overview of the scope of our audit report
Tailoring the scope
In the current year our audit scoping has been updated to reflect the new requirements of ISA (Ireland) 600 (Revised). We followed a risk-based approach when developing our audit approach to obtain sufficient appropriate audit evidence on which to base our audit opinion. We performed risk assessment procedures, with input from our component auditors, to identify and assess risks of material misstatement of the Group financial statements and identified significant accounts and disclosures.
When identifying components at which audit work needed to be performed to respond to the identified risks of material misstatement of the Group financial statements, we considered our understanding of the Group and its business environment, the applicable framework, the group’s system of internal control at the entity level and the existence of centralised processes and IT applications.
We determined that centralised audit procedures can be performed on the key audit matter areas of deferred income taxes and revenue recognition. These procedures were performed by our component team in the United States.
We identified 7 components as individually relevant to the Group due to relevant events and conditions underlying the identified risks of material misstatement of the Group financial statements being associated with the reporting components.
For these individually relevant components, we identified the significant accounts where audit work needed to be performed at these components by applying professional judgement, having considered the Group significant accounts on which centralised procedures will be performed, the reasons for identifying the financial reporting component as an individually relevant component and the size of the component’s account balance relative to the Group significant financial statement account balance.
We then considered whether the remaining Group significant account balances not yet subject to audit procedures, in aggregate, could give rise to a risk of material misstatement of the Group financial statements. We selected a number of further components of the Group to include in our audit scope to address such risks.
Having identified the components for which work will be performed, we determined the scope to assign to each component.
Of the total components selected, we designed and performed audit procedures on the entire financial information of 5 components (“full scope components”); 4 of these components were individually relevant components. For 4 components, we designed and performed audit procedures on specific significant accounts balances or disclosures of the financial information of the component (“specific scope component”); 3 of these components were individually relevant components. For the remaining 9 components, we performed specified audit procedures to obtain evidence for one or more relevant assertions. For the remaining selected components, we performed other procedures including testing of direct entity level controls, testing of consolidation journals and intercompany eliminations to address the risk of material misstatement.

A-56	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

INDEPENDENT AUDITOR'S REPORT TO THE MEMBERS OF SEAGATE TECHNOLOGY HOLDINGS PLC (continued)
Involvement with component teams
In establishing our overall approach to the Group audit, we determined the type of work that needed to be undertaken at each of the components by us, as the Group audit engagement team, or by component auditors operating under our instruction.
The Group audit team completed a programme of planned visits that has been designed to ensure that the Group Audit Team visits the full scope components. During the current year’s audit cycle, visits were undertaken by the Group audit team to the component team in the United States. These visits involved discussing the audit approach with the component team and any issues arising from their work, meeting with local management, attending planning and closing meetings and reviewing key audit working papers on risk areas. The Group audit team interacted regularly with the component teams where appropriate during various stages of the audit, reviewed relevant working papers and were responsible for the scope and direction of the audit process. Where relevant, the section on tailoring the scope of our audit details the level of involvement we had with component auditors to enable us to determine that sufficient audit evidence has been obtained as a basis for our opinion on the Group as a whole.
This, together with the additional procedures performed at a Group level, gave us appropriate evidence for our opinion on the Group financial statements.
Other information
The Directors are responsible for the other information. The other information comprises the information included in the Directors’ Report other than the financial statements and our auditor’s report thereon. Our opinion on the financial statements does not cover the other information and, except to the extent otherwise explicitly stated in our report, we do not express any form of assurance conclusion thereon.
Our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements, or our knowledge obtained in the audit or otherwise appears to be materially misstated.
If we identify such material inconsistencies or apparent material misstatements, we are required to determine whether there is a material misstatement in the financial statements or a material misstatement of the other information. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.
We have nothing to report in this regard.
Opinions on other matters prescribed by the Companies Act 2014
In our opinion, based solely on work undertaken in the course of the audit, we report that:
•the information given in the Directors’ Report, other than those parts dealing with the non-financial statement pursuant to the requirements of S.I. No. 360/2017, is consistent with the financial statements; and
•the Directors’ Report, other than those parts relating to sustainability reporting required by Part 28 of the Companies Act 2014 and those parts dealing with the non-financial statement pursuant to the requirements of S.I. No. 360/2017 has been prepared in accordance with the Companies Act 2014.
We have obtained all the information and explanations which, to the best of our knowledge and belief, are necessary for the purposes of our audit.
In our opinion the accounting records of the Company were sufficient to permit the financial statements to be readily and properly audited and the Company statement of financial position is in agreement with the accounting records.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-57

INDEPENDENT AUDITOR'S REPORT TO THE MEMBERS OF SEAGATE TECHNOLOGY HOLDINGS PLC (continued)
Matters on which we are required to report by exception
Based on the knowledge and understanding of the Group and its environment obtained in the course of the audit, we have not identified material misstatements in the Directors' report.
The Companies Act 2014 requires us to report to you if, in our opinion, the disclosures required by sections 305 to 312 of the Act, which relate to disclosures of Directors’ remuneration and transactions, are not complied with by the Company.
We have nothing to report in this regard. We have nothing to report in respect of section 13 of the European Union (Disclosure of Non-Financial and Diversity Information by certain large undertakings and Groups) Regulations 2017, which require us to report to you if, in our opinion, the Company has not provided in the non-financial statement the information required by Section 5(2) to (7) of those Regulations, in respect of year ended 28 June 2024.
Respective responsibilities
Responsibilities of Directors for the financial statements
As explained more fully in the Directors’ responsibilities statement set out on page A-50, the Directors are responsible for the preparation of the financial statements in accordance with the applicable financial reporting framework that give a true and fair view, and for such internal control as they determine is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, the Directors are responsible for assessing the Group and the Company’s ability to continue as going concerns, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Group or the Company or to cease operations, or has no realistic alternative but to do so.
Auditor’s responsibilities for the audit of the financial statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not a guarantee that an audit conducted in accordance with ISAs (Ireland) will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

A-58	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

INDEPENDENT AUDITOR'S REPORT TO THE MEMBERS OF SEAGATE TECHNOLOGY HOLDINGS PLC (continued)
Explanation to what extent the audit was considered capable of detecting irregularities, including fraud
Irregularities, including fraud, are instances of non-compliance with laws and regulations. We design procedures in line with our responsibilities, outlined above, to detect irregularities, including fraud, that could reasonably be expected to have a material effect on the financial statements. The risk of not detecting a material misstatement due to fraud is higher than the risk of not detecting one resulting from error, as fraud may involve deliberate concealment by, for example, forgery or intentional misrepresentations, or through collusion. In addition, the further removed any non-compliance is from the events and transactions reflected in the financial statements, the less likely it is that our procedures will identify such non-compliance. The extent to which our procedures are capable of detecting irregularities, including fraud is detailed below. However, the primary responsibility for the prevention and detection of fraud rests with both those charged with governance of the Company and management.
Our approach was as follows:
•We obtained an understanding of the legal and regulatory frameworks that are applicable to the Group across the various jurisdictions globally in which the Group operates. We determined that the most significant are those that relate to the form and content of external financial and corporate governance reporting including company law, tax legislation, employment law and regulatory compliance with agencies such as the Bureau of Industry and Security (BIS) at the Department of Commerce;
•We understood how Seagate Technology Holdings plc is complying with those frameworks by making enquiries of management, internal audit, those responsible for legal and compliance procedures and the General Counsel. We corroborated our enquiries through our review of the Group’s Compliance Policies, board minutes, papers provided to the Audit Committee and correspondence received from regulatory bodies;
•We assessed the susceptibility of the Group’s financial statements to material misstatement, including how fraud might occur, by meeting with management, including within various parts of the business, to understand where they considered there was susceptibility to fraud. We also considered performance targets and the potential for management to influence earnings or the perceptions of analysts. Where this risk was considered to be higher, we performed audit procedures to address each identified fraud risk. These procedures included testing manual journals and were designed to provide reasonable assurance that the financial statements were free from fraud or error;
•Based on this understanding we designed our audit procedures to identify non-compliance with such laws and regulations. Our procedures included a review of board minutes to identify any non-compliance with laws and regulations, a review of the reporting to the Audit Committee on compliance with regulations, enquiries of internal and external legal counsel and management.
A further description of our responsibilities for the audit of the financial statements is located on the IAASA's website at:
http://www.iaasa.ie/wp-content/uploads/docs/media/IASA/Documents/audit-standards/Description_of_auditors_responsibilities_for_audit.pdf. This description forms part of our auditor’s report.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-59

INDEPENDENT AUDITOR'S REPORT TO THE MEMBERS OF SEAGATE TECHNOLOGY HOLDINGS PLC (continued)
The purpose of our audit work and to whom we owe our responsibilities
Our report is made solely to the Company’s members, as a body, in accordance with section 391 of the Companies Act 2014. Our audit work has been undertaken so that we might state to the Company’s members those matters we are required to state to them in an auditor’s report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the Company and the Company’s members, as a body, for our audit work, for this report, or for the opinions we have formed.

/s/ Breffni Maguire
Breffni Maguire
For and on behalf of Ernst & Young
Chartered Accountants and Statutory Audit Firm
Dublin
21 August 2025

A-60	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

SEAGATE TECHNOLOGY HOLDINGS PLC
CONSOLIDATED PROFIT AND LOSS ACCOUNT

		Fiscal Years Ended
(US Dollars in millions except per share data)	Note	27 June 2025	28 June 2024
Revenue	16	$9,097	$6,551
Cost of revenue		5,897	5,015
Gross profit		3,200	1,536

Product development		724	654
Marketing and administrative		561	460
Restructuring and other, net	7	25	(30)
		1,310	1,084
Operating earnings		1,890	452

Interest income		25	15
Interest expense		(321)	(332)
Net gain from termination of interest rate swap		—	104
Net gain from business divestiture	17	8	313
Net loss recognized from debt transactions	4	(7)	(29)
Other charges, net		(82)	(78)
Income before taxes		1,513	445
Income tax expense	5	44	110
Net income		$1,469	$335

Net income per share:
Basic	12	$6.93	$1.60
Diluted	12	$6.77	$1.58
Number of shares used in per share calculations (in millions):
Basic	12	212	209
Diluted	12	217	212

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-61

SEAGATE TECHNOLOGY HOLDINGS PLC
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

	Fiscal Years Ended
(US Dollars in millions)	27 June 2025	28 June 2024
Net income	$1,469	$335
Other comprehensive loss, net of tax:
Change in net unrealized (losses) gains on cash flow hedges:
Net unrealized losses arising during the period	—	(13)
Gains reclassified into earnings	—	(90)
Net change	—	(103)
Change in unrealized components of post-retirement plans:
Net unrealized (losses) gains arising during the period	(7)	1
Losses reclassified into earnings	1	1
Net change	(6)	2
Foreign currency translation adjustments	—	1
Total other comprehensive loss, net of tax	(6)	(100)
Comprehensive income	$1,463	$235

A-62	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

SEAGATE TECHNOLOGY HOLDINGS PLC
CONSOLIDATED BALANCE SHEET

(US Dollars in millions)	Note	27 June 2025	28 June 2024
ASSETS
Fixed assets:
Goodwill	3	$1,221	$1,219
Right of use assets	6	353	403
Tangible assets	2	1,657	1,614
Financial assets	8	30	92
		3,261	3,328
Current assets:
Inventories	2	1,440	1,239
Trade debtors	2	959	429
Other debtors - amounts falling due within one year	2	363	306
Cash and cash equivalents	2	891	1,358
		3,653	3,332
Other debtors - amounts falling due after one year	2	1,109	1,079
Total Assets		$8,023	$7,739
LIABILITIES AND EQUITY
Capital and reserves:
Share capital	9	$—	$—
Share premium	9	274	202
Other reserves	9	(17,465)	(17,622)
Profit and loss account	9	16,738	15,929
		(453)	(1,491)
Provisions for liabilities:
Taxation	5	19	24
Other provisions	2	152	153
		171	177
Creditors - amounts falling due within one year:
Debt	4	—	479
Trade creditors		1,604	1,786
Other creditors	2	970	753
		2,574	3,018
Creditors - amounts falling due after one year:
Debt	4	4,995	5,195
Other creditors		736	840
		$5,731	$6,035
Total Liabilities and Equity		$8,023	$7,739

Approved by the Board of Directors and signed on its behalf on 21 August 2025.

/s/ Dr. William D. Mosley	/s/ Prat S. Bhatt
Dr. William D. Mosley	Prat S. Bhatt

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-63

SEAGATE TECHNOLOGY HOLDINGS PLC
CONSOLIDATED STATEMENT OF CASH FLOWS

	Fiscal Years Ended
(US Dollars in millions)	27 June 2025	28 June 2024
OPERATING ACTIVITIES
Net income	$1,469	$335
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	251	264
Share-based compensation	200	127
Net loss from debt transactions	7	7
Net gain from business divestiture	(8)	(313)
Deferred income taxes	(8)	78
Other non-cash operating activities, net	137	34
Changes in operating assets and liabilities:
Trade debtors	(513)	192
Inventories, net	(201)	(99)
Trade creditors	(242)	227
Accrued employee compensation	207	6
BIS settlement penalty	(60)	(45)
Accrued expenses, income taxes and warranty	(95)	(138)
Other assets and liabilities	(61)	243
Net cash provided by operating activities	1,083	918
INVESTING ACTIVITIES
Acquisition of tangible assets	(265)	(254)
Proceeds from the sale of tangible assets	1	40
Proceeds from sale of investments	51	14
Proceeds from business divestiture	25	326
Cash used in acquisition of businesses, net of cash acquired	(88)	—
Net cash (used in) provided by investing activities	(276)	126
FINANCING ACTIVITIES
Redemption and repurchase of debt	(1,078)	(1,288)
Proceeds from issuance of long-term debt	400	1,500
Dividends to shareholders	(600)	(585)
Taxes paid related to net share settlement of equity awards	(54)	(38)
Proceeds from issuance of ordinary shares under employee stock plans	72	66
Other financing activities, net	(14)	(128)
Net cash used in financing activities	(1,274)	(473)
Effect of foreign currency exchange rate changes on cash, cash equivalents and restricted cash	—	1
(Decrease) increase in cash, cash equivalents and restricted cash	(467)	572
Cash, cash equivalents and restricted cash at the beginning of the year	1,360	788
Cash, cash equivalents and restricted cash at the end of the year	$893	$1,360
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$324	$303
Cash paid for income taxes, net of refunds	$42	$30

A-64	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Presentation and Summary of Significant Accounting Policies
Organization
Seagate Technology Holdings plc (“STX”) is the parent company in the Seagate group. The Company is incorporated in Ireland. The Company's registration number is 606203 and its registered address is 10 Earlsfort Terrace, Dublin 2, Ireland D02 T380.
Accounting convention and basis of preparation of financial statements
In the Notes to the Consolidated Financial Statements, unless the context indicates otherwise, as used herein, the terms "Seagate" and the "Company" refer to the Seagate group.
The directors have elected to prepare the consolidated financial statements of Seagate Technology Holdings plc (the "Company") in accordance with Section 279 of the Companies Act 2014, which provides that a true and fair view of the state of the assets, liabilities, financial position and profit or loss may be given by preparing the financial statements in accordance with U.S. accounting standards, as such term is defined in Section 279(1) of the Companies Act 2014 ("U.S. GAAP"), to the extent that the use of those principles in the preparation of the financial statements does not contravene any provision of Part 6 of the Companies Act 2014.
These financial statements therefore are prepared in accordance with Irish Company Law, to present to the shareholders of the Company and file with the Companies Registration Office in Ireland. Accordingly, these consolidated financial statements include presentation and additional disclosures required by the Companies Act 2014 in addition to those disclosures required under U.S. GAAP.
In addition, in these financial statements, terminology typically utilized in a set of U.S. GAAP financial statements has been retained for the benefit of those users of these financial statements who also access the Company's U.S. GAAP financial statements as filed with the U.S. Securities and Exchange Commission on Form 10-K, rather than utilizing the terminology set out under Irish Company Law. Accordingly, references to revenue, cost of revenue, interest income, interest expense, income tax expense and net income have the same meaning as references to turnover, cost of sales, other interest receivable and similar income, interest payable and similar charges, tax on profit on ordinary activities and profit on ordinary activities after taxation under Irish Company Law. Additionally, references to Other comprehensive income (loss) (OCI) refer to a component of Other reserves.
Going Concern
The Company’s going concern assessment considers our Principal Risks and Uncertainties, including those specific to the macroeconomic environment, and is dependent on a number of factors including financial performance and maintenance of supply chain operations. The going concern assessment has been performed for a period of at least 12 months from the approval of the financial statements. The following factors were considered in the Company’s going concern assessment:
•Based on the results of the Company’s forecasting procedures and assessment of its liquidity requirements, including its contractual and debt repayment commitments, the Company believes its sources of cash, including the undrawn revolving credit facility of $1.3 billion and ability to access capital markets, have been and will continue to be sufficient to meet its cash needs for at least the next 12 months.
•The Company believes that its cash equivalents are liquid and accessible.
•The Company was in compliance with its covenants as of 27 June 2025. The Company continues to evaluate its debt portfolio and structure to comply with its financial debt covenant.
•While we continue to operate in a dynamic macroeconomic environment marked by rapid shifts in trade policies and increasing geopolitical tensions, the Company believe that financial resources, along with controlling costs and maintaining supply chain discipline including adjusting manufacturing production plans will allow us to manage the potential impacts of macroeconomic factors on our business operations for the foreseeable future.
Taking into account the financial resources available to the Company, it is management’s view, to the best of their current knowledge, that the sources of cash will be sufficient to fund our operations and meet our cash requirements for at least the next 12 months. Accordingly, the Directors have adopted the going concern basis in preparing the financial statements.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-65

Basis of Presentation and Consolidation
The Company’s Consolidated Financial Statements include the accounts of the Company and all its wholly-owned and majority-owned subsidiaries, after elimination of intercompany transactions and balances.
The preparation of financial statements in accordance with the United States (“US”) generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Company’s Consolidated Financial Statements and accompanying notes. Actual results could differ materially from those estimates. The methods, estimates and judgments the Company uses in applying its most critical accounting policies have a significant impact on the results the Company reports in its Consolidated Financial Statements.
Fiscal Year
The Company operates and reports financial results on a fiscal year of 52 or 53 weeks ending on the Friday closest to 30 June. Accordingly, fiscal years 2025 and 2024 both comprised of 52 weeks and ended on 27 June 2025 and 28 June 2024, respectively. All references to years in these Notes to Consolidated Financial Statements represent fiscal years unless otherwise noted. Fiscal year 2026 will be comprised of 53 weeks and will end on 3 July 2026.
Summary of Significant Accounting Policies
Cash and Cash Equivalents. The Company considers all highly liquid investments with a remaining maturity of 90 days or less at the time of purchase to be cash equivalents. The Company’s highly liquid investments are primarily comprised of money market funds, time deposits and certificates of deposits.
Restricted Cash and Cash Equivalents. Restricted cash and cash equivalents represent cash and cash equivalents held as collateral at banks for various performance obligations.
Inventories. Inventories are valued at the lower of cost (using the first-in, first-out method) and net realizable value. Net realizable value is based upon the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. Adjustments to reduce cost of inventories to its net realizable value are made, if required, for estimated excess or obsolescence determined primarily by future demand forecasts.
Tangible Assets. Tangible assets are stated at cost less accumulated depreciation and amortization. Equipment and buildings are depreciated using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated life of the asset or the remaining term of the lease. The costs of additions and substantial improvements to tangible assets, which extend the economic life of the underlying assets, are capitalized. The cost of maintenance and repairs to tangible assets are expensed as incurred.
In accordance with its policy, the Company reviews the estimated useful lives of its fixed assets on an ongoing basis. Effective from the first quarter of fiscal year 2024, the Company changed the useful lives of certain manufacturing equipment from a range of three to seven years to a range of three to ten years based on a review of the technology product roadmap. The effect of this change in estimate increased the net income by $99 million and increased the diluted earnings per share by $0.47 for the fiscal year ended 28 June 2024.
 Goodwill. Irish Company law requires that goodwill is written off over a period of time which does not exceed its useful economic life. However, the Company does not believe this gives a true and fair view because not all goodwill declines in value. In addition, since goodwill that does decline in value rarely does so on a straight-line basis, straight-line amortization of goodwill over an arbitrary period does not reflect the economic reality. Consistent with US GAAP, the Company considers goodwill an indefinite-lived intangible asset that is not amortized over an arbitrary period. Rather, the Company accounts for goodwill in accordance with Accounting Standards Codification ("ASC") Topic 350 ("ASC 350"), Intangibles - Goodwill and Other. Therefore, in order to present a true and fair view of the economic reality under US GAAP, goodwill is considered indefinite-lived and is not amortized. The Company is not able to reliably estimate the impact on the financial statements of the true and fair override on the basis that the useful economic life of goodwill cannot be predicted with a satisfactory level of reliability nor can the pattern in which goodwill diminishes be known. The Company performs a qualitative assessment in the fourth quarter of each year, or more frequently if indicators of potential impairment exist, to determine if any events or circumstances exist, such as an adverse change in business climate or a decline in the overall industry that would indicate that it would more likely than not reduce the fair value of a reporting unit below its carrying amount, including goodwill. If it is determined in the qualitative assessment that the fair value of a reporting unit is more likely than not below its carrying amount, including goodwill, then the Company will perform a quantitative impairment test. The quantitative goodwill impairment test is performed by comparing the fair value of a reporting unit with its carrying amount. Any excess in the carrying value of a reporting unit over its fair value is recognized as an impairment loss, limited to the total amount of goodwill allocated to that reporting unit.

A-66	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Leases. The Company determines if an arrangement is a lease or contains a lease at inception. Right-of-use (“ROU”) assets are presented on the Company’s Consolidated Balance Sheet as Right of use assets. ROU assets represent the Company’s right to use an underlying asset for the lease term and the corresponding lease liabilities represent its obligation to make lease payments arising from the lease. The Company combines lease and non-lease components for facility leases and does not recognize ROU assets and lease liabilities for leases with an initial term of 12 months or less on the Consolidated Balance Sheet.
Lease liabilities are measured at the present value of the remaining lease payments and ROU assets are based on the lease liability, adjusted for lease prepayments, lease incentives received and the lessee’s initial direct costs. For the Company’s leases that do not provide an implicit rate, the net present value of future minimum lease payments is determined using the Company’s estimated incremental borrowing rate based on the information available at the lease commencement date. Additionally, the Company’s lease term may include options to extend or terminate the lease. These options are reflected in the ROU asset and lease liability when it is reasonably certain that the Company will exercise the option. The Company’s lease agreements do not contain any material residual value guarantees.
The Company recognizes lease expense on a straight-line basis over the lease term. Variable lease payments not dependent on an index or a rate primarily consist of common area maintenance charges, are expensed as incurred, and are not included in the ROU asset and lease liability calculation.
Other Long-lived Assets. The Company tests other long-lived assets, including tangible assets, ROU assets and other intangible assets subject to amortization, for recoverability whenever events or changes in circumstances indicate that the carrying value of those assets may not be recoverable. If such circumstances are identified, the Company performs a recoverability test to assess the recoverability of an asset group. If the recoverability test indicates that the carrying value of the asset group is not recoverable, the Company will estimate the fair value of the asset group and the excess of the carrying value over the fair value is allocated pro rata to derive the adjusted carrying value of assets in the asset group.
Warranty. The Company estimates probable product warranty costs at the time revenue is recognized and records the estimated charge in Cost of revenue on the Company’s Consolidated Profit and Loss Account. The Company generally provides warranty on its products for a period of 1 to 5 years. The Company's warranty provision considers estimated product failure rates, trends (including the timing of product returns during the warranty periods), and estimated repair or replacement costs related to product quality issues, if any. The Company also exercises judgment in estimating its ability to sell refurbished products.
Revenue Recognition and Sales Incentive Programs. The Company determines revenue recognition through the following steps: (1) identification of the contract with a customer; (2) identification of the performance obligations in the contract; (3) determination of the transaction price; (4) allocation of the transaction price to the performance obligations in the contract; and (5) recognition of revenue when, or as, the Company satisfies a performance obligation.
Revenue from sales of products is generally recognized upon transfer of control to customers in an amount that reflects the consideration the Company expects to receive in exchange for those products, net of sales taxes. This typically occurs upon shipment from the Company. When applicable, the Company includes shipping charges billed to customers in Revenue and includes the related shipping costs in Cost of revenue on the Company's Consolidated Profit and Loss Account.
The Company records estimated variable consideration at the time of revenue recognition as a reduction to revenue. Variable consideration generally consists of expected rebates to be provided for sales incentive programs, such as price protection and volume incentives aimed at increasing customer demand. For original equipment manufacturers (“OEMs”) sales, rebates are typically established by estimating the most likely amount of consideration expected to be received based on an OEM customer’s volume of purchases from the Company or other agreed upon rebate programs. For the distribution and retail channel, these programs typically involve estimating the most likely amount of rebates based on actual historical price incentives, known future price trends, and channel inventory level. Marketing development program costs are accrued and recorded as a reduction to revenue at the same time that the related revenue is recognized.
At the end of the reporting period, the Company has unfulfilled product purchase orders which represent performance obligations not delivered, or partially undelivered under existing customer contracts. Some of these purchase orders are non-cancellable in nature. As of 27 June 2025, all non-cancellable purchase orders are less than one year in duration and are expected to be fulfilled in the next twelve months. The Company applied the optional exemption to not disclose the value of these remaining performance obligations as they are part of a contract that has an original expected duration of one year or less.
The Company expenses sales commissions as incurred because the amortization period would have been one year or less. These costs are recorded as Marketing and administrative in the Company's Consolidated Profit and Loss Account.
Product Development Costs. Product development costs, which include both research and development costs, are recognized as expense.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-67

Distribution Costs. The Company includes distribution costs, which include shipping and handling, in Cost of revenue in the Consolidated Profit and Loss Account for all periods presented. These costs amount to $106 million and $76 million in fiscal years 2025 and 2024, respectively.
Restructuring Costs. The Company incurs restructuring costs in connection with workforce reductions, consolidation or closure of facilities and other exit costs. The Company records employee termination liabilities when it is probable that benefits will be paid and the amount is reasonably estimable. The rates used in determining severance accruals are based on existing plans, historical experiences and negotiated settlements. Other costs associated with a restructuring plan or exit or disposal activities are recognized in the period in which the liability is incurred or the asset is impaired.
Advertising Expense. The cost of advertising is expensed as incurred. Advertising costs were approximately $21 million and $18 million in fiscal years 2025 and 2024, respectively.
Share-Based Compensation. The Company accounts for share-based compensation at fair value, net of estimated forfeitures. When estimating forfeitures, the Company considers voluntary termination behavior as well as the historical analysis of actual forfeited awards. The Company estimates the fair value of granted share options and restricted share units (“RSUs”) using the Black-Scholes-Merton valuation model and a single share award approach. The Company estimates the fair value of performance-based share units (“PSUs”) related to the Company’s return on invested capital and total shareholder return using a Monte Carlo simulation valuation model. Share-based compensation expense for share options and RSUs with only a service condition is recognized on a straight-line basis over the requisite service period. The expense for PSUs with both a service condition and a performance or market condition is recognized on a graded vesting basis.
Accounting for Income Taxes. The Company records an income tax expense or benefit for the anticipated tax consequences of the reported results of operations using the asset and liability method. Under this method, the Company recognizes deferred income tax assets and liabilities for the expected future consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, as well as for loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the tax rates that are expected to apply to taxable income for the years in which those tax assets and liabilities are expected to be realized or settled. The Company recognizes the deferred income tax effects of a change in tax rates in the period of the enactment. The Company periodically reassesses the need for valuation allowances on the deferred tax assets, considering both positive and negative evidence to evaluate whether it is more likely than not that all or a portion of such assets will not be realized.
The Company recognizes a tax benefit only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement.
Equity Investments. From time to time, the Company enters into certain strategic investments for the promotion of business and strategic objectives, which are accounted for either under equity method or the measurement alternative. These investments are included in Financial assets in the Company's Consolidated Balance Sheet and are subsequently adjusted through Other charges, net in the Consolidated Profit and Loss Account.
Investments are accounted for under the equity method if the Company has the ability to exercise significant influence, but does not have a controlling financial interest. These investments are measured at cost, less any impairment plus the Company's portion of investee’s income or loss. The Company uses the financial statements of investees to determine any adjustments, which are received on a one-quarter lag.
For equity investments where the Company does not have the ability to exercise significant influence and there are no readily determinable fair values, the Company has elected to apply the measurement alternative, under which investments are measured at cost, less impairment, and adjusted for qualifying observable price changes on a prospective basis.
The Company’s strategic investments are periodically analyzed to determine whether or not there are indicators of impairment by assessing factors such as deterioration of earnings, adverse change in market/industry conditions, the ability to operate as a going concern, and other factors which indicate that the carrying amount of the investment might not be recoverable. In such a case, the decrease in value is recognized in the period the impairment occurs in the Consolidated Profit and Loss Account.
Foreign Currency Remeasurement and Translation. The U.S. dollar is the functional currency for all of the Company's foreign operations. Monetary assets and liabilities denominated in foreign currencies are remeasured into the functional currency at the balance sheet date at exchange rates in effect at the end of each period. The gains and losses from the remeasurement are included in Other charges, net on the Company's Consolidated Profit and Loss Account.

A-68	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Business Combinations. The Company includes the results of operations of acquired businesses in the Company's consolidated results prospectively from the date of acquisition. The Company allocates the fair value of purchase consideration to the assets acquired including existing technology, liabilities assumed, and non-controlling interests, if any, in the acquired entity based on their fair values at the acquisition date. The excess of the fair value of purchase consideration over the fair value of the assets acquired, liabilities assumed and non-controlling interests in the acquired entity is recorded as goodwill. The primary items that generate goodwill include the value of the synergies between the acquired company and the Company and the value of the acquired assembled workforce, neither of which qualifies for recognition as an intangible asset. Acquisition-related expenses, post-acquisition integration and restructuring costs are recognized separately from the business combination and are expensed as incurred.
Government Incentives. The Company enters into government incentive arrangements with domestic and foreign, local, regional and national governments, which vary in size, duration and conditions. Government incentives, primarily cash grants, are recognized when there is reasonable assurance that the incentives will be received and the Company will comply with the conditions specified in the agreement. Operating-related incentives are offset against the related expense in the period the expense is incurred. Capital-related incentives are recognized as a reduction in the carrying amounts of the related Tangible assets within the Company’s Consolidated Balance Sheet and result in a reduction to depreciation expense over the useful lives of the assets. Government incentives received prior to being earned are recognized in current or non-current deferred income within Other Creditors - amounts due within one year and Other Creditors - amounts due after one year, whereas government incentives earned prior to being received are recognized in current or non-current receivables within Other Debtors - amounts due within one year and Other Debtors - amounts due after one year, in the Company's Consolidated Balance Sheet. Cash received from government incentives related to operating expenses is included as an operating activity in the Statement of Cash Flows, whereas cash received from incentives related to the acquisition of tangible assets is included as an investing activity.
Incentives received from governments are subject to various confidentiality provisions. In general, they are related to manufacturing of HDDs, enhancing centers of excellence, product development and innovation capabilities. These incentives have initial terms ranging from 1 to 5 years. If conditions are not satisfied, the incentives are subject to reduction, recapture or termination.
In fiscal year 2025 , approximately $38 million, $12 million and $5 million of operating grants were recognized as reductions to Cost of revenue, Product development and Marketing and administrative, respectively, in the Consolidated Profit and Loss Account. Capital-related incentives reduced gross property, plant and equipment by $45 million as of 27 June 2025 and the reduction to depreciation expense was not material. As of 27 June 2025, the grant receivables of $89 million were reflected within Other within other debtors - amounts falling due within one year in the Company’s Consolidated Balance Sheet.
In fiscal year 2024, approximately $3 million operating grants were recognized as reductions to Cost of revenue and Product development in the Consolidated Profit and Loss Account. The Company also received advanced cash grants of $17 million, which were reflected within Accrued expenses within Other Creditors - amounts due within one year in the Company’s Consolidated Balance Sheet.
Concentrations
Concentration of Credit Risk. The Company’s customer base is concentrated with a small number of customers. The Company does not generally require collateral or other security to support accounts receivable. To reduce credit risk, the Company performs ongoing credit evaluations on its customers’ financial condition. The Company establishes allowances for expected credit losses based upon factors surrounding the credit risk of customers, global macroeconomic conditions and an analysis of specific exposures. One customer accounted for more than 10% of the Company’s trade debtors as of 27 June 2025 and 28 June 2024, respectively.
Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and foreign currency forward exchange contracts. The Company maintains the cash and cash equivalents with four major financial institutions and a portion of such balances exceed or are not subject to Federal Deposit Insurance Corporation, or FDIC, insurance limits. The Company mitigates concentrations of credit risk in its financial instruments through diversification, by investing in highly-rated securities and/or major multinational companies.
In entering into foreign currency forward exchange contracts, the Company assumes the risk that might arise from the possible inability of counterparties to meet the terms of their contracts. The counterparties to these contracts are major multinational commercial and investment banks, and the Company has not incurred and does not expect any losses as a result of counterparty defaults.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-69

Supplier Concentration. Certain of the raw materials, components and equipment used by the Company in the manufacture of its products are available from single-sourced direct and indirect vendors. Shortages could occur in these essential materials and components due to an interruption of supply or increased demand in the industry. If the Company were unable to procure certain materials, components or equipment at all or acceptable prices, it would be required to reduce its manufacturing operations, which could have a material adverse effect on its results of operations.
Recently Adopted Accounting Pronouncements
In September 2022, the Financial Accounting Standards Board (FASB) issued ASU 2022-04 (ASC Subtopic 405-50), Disclosure of Supplier Finance Program Obligations. This ASU requires disclosure of key terms of the outstanding supplier finance programs and a roll forward of the related obligations. The Company adopted the disclosure requirement during the first quarter of fiscal year 2025. Refer to “Note 2. Balance Sheet Information” for more details.
In November 2023, the FASB issued ASU 2023-07 (ASC Topic 280), Improvements to Reportable Segment Disclosures. This ASU improves reportable segment disclosure requirements primarily through enhanced disclosures about significant segment expenses. The Company adopted the disclosure requirement for its annual reporting in fiscal year 2025 and is required to adopt the guidance for interim period reporting beginning the first quarter of fiscal year 2026 on a retrospective basis. Refer to “Note 15. Business Segment and Geographic Information”.
Recently Issued Accounting Pronouncements
In December 2023, the FASB issued ASU 2023-09 (ASC Topic 740), Improvements to Income Tax Disclosures. This ASU requires disaggregated income tax disclosures on the rate reconciliation and income taxes paid. The Company is required to adopt this guidance for its annual reporting in fiscal year 2026 on a prospective basis but have the option to apply it retrospectively. This standard is expected to impact the Company’s disclosures and will not have impact on its Consolidated Financial Statements.
In November 2024, the FASB issued ASU 2024-03 (ASC Subtopic 220-40), Disaggregation of Income Statement Expenses. The Company is required to disclose, in the notes to the financial statements, specified information about certain costs and expenses. The Company is required to adopt this guidance for its annual reporting in fiscal year 2028, and for interim period reporting beginning the first quarter of fiscal year 2029 on either a prospective or retrospective basis. This standard is expected to impact the Company’s disclosures and will not have an impact on its Consolidated Financial Statements.
2. Balance Sheet Information
Cash, Cash Equivalents and Restricted Cash
The following table provides a summary of cash, cash equivalents and restricted cash reported within the Company’s Consolidated Balance Sheet that reconciles to the corresponding amount in the Company’s Consolidated Statement of Cash Flows:

(Dollars in millions)	27 June 2025	28 June 2024	30 June 2023
Cash and cash equivalents	$891	$1,358	$786
Restricted cash included in Other debtors - amounts falling due within one year	2	2	2
Total cash, cash equivalents and restricted cash shown in the Statement of Cash Flows	$893	$1,360	$788
Trade Debtors
The following table provides details of the trade debtors balance sheet item:

(Dollars in millions)	27 June 2025	28 June 2024
Trade debtors	$963	$433
Allowance for expected credit losses	(4)	(4)
Trade Debtors, net	$959	$429

A-70	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

In connection with the Company’s factoring agreements, from time to time the Company sells accounts receivables to third parties for cash proceeds less a discount. During fiscal year 2025, the Company sold account receivables without recourse for cash proceeds of $692 million and no amount remained subject to servicing by the Company as of 27 June 2025. During fiscal year 2024, the Company sold accounts receivables without recourse for cash proceeds of $1.2 billion, of which $294 million remained subject to servicing by the Company as of 28 June 2024. The discounts on accounts receivables sold were immaterial for fiscal year 2025 and $11 million for fiscal year 2024, respectively.
Inventories
The following table provides details of the inventory balance sheet item:

(Dollars in millions)	27 June 2025	28 June 2024
Raw materials and components	$374	$270
Work-in-process	838	831
Finished goods	228	138
Total inventories, net	$1,440	$1,239

Other Debtors - amounts falling due within one year
The following table provides details of the other debtors - amounts falling due within one year balance sheet item:

(Dollars in millions)	27 June 2025	28 June 2024
Vendor non-trade debtors	$121	$110
Prepaid expenses	44	42
Other	198	154
	$363	$306

Other Debtors - amounts falling due after one year
The following table provides details of the other debtors - amounts falling due after one year balance sheet item:

(Dollars in millions)	27 June 2025	28 June 2024
Deferred income taxes	$1,066	$1,037
Other	43	42
	$1,109	$1,079

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-71

Tangible Assets
The following table provides details of the tangible assets balance sheet item:

(Dollars in millions)	Land	Equipment	Buildings and Leasehold Improvements	Construction in Progress (CIP)	Total
Useful lives (years)		3 – 10	Up to 30
Cost:
At 30 June 2023	$21	$8,506	$1,440	$307	$10,274
Additions	—	45	—	173	218
Disposals	(3)	(170)	(28)	—	(201)
CIP Reclassifications	—	251	—	(251)	—
Impairments	—	—	—	(31)	(31)
At 28 June 2024	$18	$8,632	$1,412	$198	$10,260
Additions	—	63	1	229	293
Disposals	—	(222)	(1)	—	(223)
CIP Reclassifications	—	93	1	(94)	—
At 27 June 2025	$18	$8,566	$1,413	$333	$10,330

Accumulated Depreciation:
At 30 June 2023	$(5)	$(7,384)	$(1,175)	$—	$(8,564)
Additions	—	(219)	(46)	—	(265)
Disposals	—	160	23	—	183
At 28 June 2024	$(5)	$(7,443)	$(1,198)	$—	$(8,646)
Additions	—	(212)	(38)	—	(250)
Disposals	—	222	1	—	223
At 27 June 2025	$(5)	$(7,433)	$(1,235)	$—	$(8,673)

Net Book Value:
At 28 June 2024	$13	$1,189	$214	$198	$1,614
At 27 June 2025	$13	$1,133	$178	$333	$1,657
Interest on borrowings related to eligible capital expenditures is capitalized as part of the cost of the qualified assets and amortized over the estimated useful lives of the assets. During fiscal years 2025 and 2024, the Company’s capitalized interest was immaterial.

Other Provisions
The following table provides details of the other provisions balance sheet item:

(Dollars in millions)	Note	27 June 2025	28 June 2024
Accrued warranty	11	$137	$149
Accrued restructuring	7	15	4
Other provisions		$152	$153

A-72	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Other Creditors - amounts due within one year
The following table provides details of the other creditors - amounts falling due within one year balance sheet item:

(Dollars in millions)	Note	27 June 2025	28 June 2024
Accrued expenses		$400	$430
Dividend payable		153	147
Lease liabilities	6	61	61
Deferred income		4	9
Accrued employee compensation		352	106
Other creditors - amounts due within one year		$970	$753
Supplier Financing Arrangements
The Company facilitates the opportunity for suppliers to participate in a voluntary supply chain financing ("SCF") program with third-party financial institutions. This SCF program does not result in changes to the Company's contractual payment terms with the suppliers regardless of program participation. At the suppliers' election, they can receive payment of the Company's obligations prior to the scheduled due dates, at a discount price to the third-party financial institution. The Company does not determine the terms or conditions of the arrangement between suppliers and the third-party financial institution. Participating suppliers are paid directly by the third-party financial institution and the Company pays the third-party financial institution the stated amount of confirmed invoices from its designated suppliers at the original invoice amount on the agreed due dates. The Company has not pledged any assets or provided other guarantees under its SCF program.
All outstanding amounts related to suppliers participating in the SCF Program are recorded within Trade creditors in the Company’s Consolidated Balance Sheet and the associated payments are included in Net cash provided by operating activities on its Consolidated Statement of Cash Flows.
The details of the outstanding supplier financing obligation were as follows:

	For the Fiscal Year Ended
(Dollars in millions)	27 June 2025	28 June 2024
Outstanding at the beginning of the period	$50	$51
Added to the program during the period	1,344	891
Settled during the period	(1,374)	(892)
Outstanding at the ending of the period	$20	$50
Accumulated Other Comprehensive (Loss) Income (“AOCI”), a component of Other Reserves
The components of AOCI, net of tax, were as follows:

(Dollars in millions)	Unrealized Gains/(Losses) on Cash Flow Hedges	Unrealized Gains/(Losses) on Post-Retirement Plans	Foreign Currency Translation Adjustments	Total
Balance at 30 June 2023	$103	$(4)	$(1)	$98
Other comprehensive (loss) income before reclassifications	(13)	1	1	(11)
Amounts reclassified from AOCI	(90)	1	—	(89)
Other comprehensive (loss) income	(103)	2	1	(100)
Balance at 28 June 2024	—	(2)	—	(2)
Other comprehensive loss before reclassifications	—	(7)	—	(7)
Amounts reclassified from AOCI	—	1	—	1
Other comprehensive loss	—	(6)	—	(6)
Balance at 27 June 2025	$—	$(8)	$—	$(8)

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-73

3. Goodwill and Other Long-lived Assets
Goodwill
The carrying amount of goodwill was $1.2 billion as of 27 June 2025 and 28 June 2024. Goodwill recognized as a result of the acquisition of Intevac, Inc. during fiscal year 2025 was not material. Goodwill divested as a result of the sale of SoC business during fiscal year 2024 was $18 million. There were no other additions to, disposals of, impairments of or translation adjustments to goodwill in fiscal years 2025 and 2024.
Other Intangible Assets
Other intangible assets consist primarily of existing technology acquired in business combinations and are presented in Other debtors - amounts falling due after one year in the Company’s Consolidated Balance Sheet. Intangibles are amortized on a straight-line basis over the respective estimated useful lives of the assets. Amortization is charged to Operating expenses in the Consolidated Profit and Loss Account.
Other intangible assets recognized as a result of the acquisition of Intevac, Inc. was $19 million, with immaterial amortization expense during fiscal year 2025. The weighted average remaining useful life is three years as of 27 June 2025. Refer to “Note 17. Acquisition and Divestiture” for more information.
There was no net carrying value of other intangible assets subject to amortization as of 28 June 2024.

(Dollars in millions)	Existing Technology	Other Intangible Assets	Total (1)
Cost:
At 30 June 2023	$13	$5	$18
Disposals/Retirements	(13)	(5)	(18)
At 28 June 2024	$—	$—	$—
Additions	19	—	19
Disposals/Retirements	—	—	—
At 27 June 2025	$19	$—	$19

Accumulated Amortization:
At 30 June 2023	$(13)	$(5)	$(18)
Additions	—	—	—
Disposals/Retirements	13	5	18
At 28 June 2024	$—	$—	$—
Additions	—	—	—
Disposals/Retirements	—	—	—
At 27 June 2025	$—	$—	$—

Net Book Value:
At 28 June 2024	$—	$—	$—
At 27 June 2025	$19	$—	$19
___________________________________
(1) The carrying value of intangible assets subject to amortization in the above table includes fully amortized intangible assets as of 27 June 2025 and 28 June 2024.

A-74	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

4. Debentures and Bank Loans
The following table provides details of the Company’s debt as of 27 June 2025 and 28 June 2024:

(Dollars in millions)	27 June 2025	28 June 2024
Unsecured Senior Notes(1)
$1,000 issued on 28 May 2014 at 4.75% due 1 January 2025 (the “2025 Notes”), interest payable semi-annually on 1 January and 1 July of each year.	—	479
$700 issued on 14 May 2015 at 4.875% due 1 June 2027 (the “2027 Notes”), interest payable semi-annually on 1 June and 1 December of each year.	—	505
$500 issued on 18 June 2020 at 4.091% due 1 June 2029 (the “June 2029 Notes”), interest payable semi-annually on 1 June and 1 December of each year.	452	471
$500 issued on 8 December 2020 at 3.125% due 15 July 2029 (the “July 2029 Notes”), interest payable semi-annually on 15 January and 15 July of each year.	138	163
$500 issued on 30 May 2023 at 8.25% due 15 December 2029 (the “December 2029 Notes”), interest payable semi-annually on 15 June and 15 December of each year.	500	500
$400 issued on 27 May 2025 at 5.875% due 15 July 2030 (the “2030 Notes”), interest payable semi-annually on 15 January and 15 July of each year.	400	—
$500 issued on 10 June 2020 at 4.125% due 15 January 2031 (the “January 2031 Notes”), interest payable semi-annually on 15 January and 15 July of each year.	237	275
$500 issued on 8 December 2020 at 3.375% due 15 July 2031 (the “July 2031 Notes”), interest payable semi-annually on 15 January and 15 July of each year.	61	72
$500 issued on 30 May 2023 at 8.50% due 15 July 2031 (the “8.50% July 2031 Notes”), interest payable semi-annually on 15 January and 15 July of each year.	500	500
$750 issued on 30 November 2022 at 9.625% due 1 December 2032 (the “2032 Notes”), interest payable semi-annually on 1 June and 1 December of each year.	750	750
$500 issued on 2 December 2014 at 5.75% due 1 December 2034 (the “2034 Notes”), interest payable semi-annually on 1 June and 1 December of each year.	489	489
Exchangeable Senior Notes(1)
$1,500 issued on 13 September 2023 at 3.50% due 1 June 2028 (the “2028 Notes”), interest payable semi-annually on 1 March and 1 September of each year.	1,500	1,500
	5,027	5,704
Less: unamortized debt issuance costs	(32)	(30)
Debt, net of debt issuance costs	4,995	5,674
Less: current portion of long-term debt	—	(479)
Long-term debt, less current portion	$4,995	$5,195
________________________________________
(1) Except for the 2030 Notes, all unsecured senior notes and exchangeable senior notes are issued by Seagate HDD Cayman (“Seagate HDD”), and the obligations under these notes are fully and unconditionally guaranteed, on a senior unsecured basis, by Seagate Technology Unlimited Company (“STUC”) and Seagate Technology Holdings plc. The 2030 Notes are issued by Seagate Data Storage Technology Pte. Ltd. (“SDST”) and the obligations under the 2030 Notes are fully and unconditionally guaranteed on a senior unsecured basis, by STUC, Seagate Technology Holdings plc, and Seagate HDD.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-75

2028 Exchangeable Senior Notes and related Capped Call Transactions
2028 Notes. On 13 September 2023, Seagate HDD, in a private placement, issued, $1.5 billion in aggregate principal amount of 3.50% Exchangeable Senior Notes due 2028 (the “2028 Notes”), which includes $200 million aggregate principal amount pursuant to the over-allotment option of the initial purchasers to purchase additional notes. The 2028 Notes will mature on 1 June 2028, with interest payable semi-annually on 1 March and 1 September of each year, commencing 1 March 2024.
For the fiscal year ended 27 June 2025, the effective interest rate for the 2028 Notes was 3.94%, with contractual interest expense of $52 million and immaterial amortization of debt issuance costs. For the fiscal year ended 28 June 2024, the effective interest rate for the 2028 Notes was 3.94%, with contractual interest expense of $42 million and immaterial amortization of debt issuance costs.
The entire outstanding principal amount of certain term loans were repaid from the proceeds of the 2028 Notes issuance. The exchange was accounted for as a debt extinguishment and the Company recorded a net loss of $29 million, which was included in the Net loss recognized from debt transactions in the Company’s Consolidated Profit and Loss Account in fiscal year 2024. In connection with the repayment of these loans, the Company terminated certain interest rate swap agreements on 13 September 2023 and received cash proceeds of $25 million from the counterparty. The cash proceeds are reported within Net cash provided by operating activities in the Company’s Consolidated Statement of Cash Flows during the fiscal year ended 2024. The Company discontinued the related hedge accounting prospectively and realized a net gain of $104 million in Net gain from termination of interest rate swap in the Consolidated Profit and Loss Account during the fiscal year ended 2024. Additionally, $6 million of the gains were amortized to Interest expense prior to the termination of interest rate swap in the Company’s Consolidated Profit and Loss Account in fiscal year 2024.
Prior to 1 March 2028, the 2028 Notes are exchangeable at the option of the holders only under the following circumstances:
•during any calendar quarter commencing after the calendar quarter ending on 31 December 2023 (and only during such calendar quarter), if the last reported sale price of the ordinary Shares for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the exchange price in effect on each applicable trading day;
•during the five business day period after any ten consecutive trading day period in which the trading price per $1,000 principal amount of 2028 Notes for each trading day period was less than 98% of the product of the last reported sale price of the ordinary shares and the applicable exchange rate on such trading day; or
•upon the occurrence of specified corporate events described in the indenture with respect to the 2028 Notes.
On or after 1 March 2028, the 2028 Notes are exchangeable at any time at the option of the holders until the close of business on the second scheduled trading day immediately preceding the maturity date, unless the 2028 Notes have been previously redeemed or repurchased by Seagate HDD.
Upon exchange of the 2028 Notes, Seagate HDD will pay cash up to the aggregate principal amount of 2028 Notes to be exchanged and will pay or cause to be delivered, as the case may be, cash, ordinary shares of the Company or a combination of cash and ordinary shares of the Company, at Seagate HDD’s election, in respect of any remainder of the exchange obligation in excess of such principal amount. The current exchange rate for the 2028 Notes is 12.1324 ordinary shares per $1,000 principal amount of 2028 Notes, which is equivalent to an exchange price of $82.42 per share as of 27 June 2025. The exchange price is subject to adjustment pursuant to the terms of the indenture.
Seagate HDD may redeem the 2028 Notes at its option, in whole but not in part, if Seagate HDD or the Guarantors have, or on the next interest payment date would, become obligated to pay to the holder of any Note additional amounts as a result of certain tax-related events at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest, including additional interest, if any, to, but excluding, the redemption date (a “Tax Redemption”); provided that Seagate HDD may only redeem the 2028 Notes if: (x) Seagate HDD or the relevant Guarantor cannot avoid these obligations by taking commercially reasonable measures available to Seagate HDD or such Guarantor; and (y) Seagate HDD delivers to the Trustee an opinion of outside legal counsel of recognized standing in the relevant taxing jurisdiction attesting to such tax-related event and obligation to pay additional amounts.

A-76	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Seagate HDD also may redeem the 2028 Notes at its option on or after 8 September 2026, in whole or in part, if the last reported sale price of ordinary shares of the Company has been at least 130% of the exchange price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which Seagate HDD provides notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which Seagate HDD provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date (a “Provisional Redemption”). If Seagate HDD redeems less than all the outstanding 2028 Notes, at least $150 million aggregate principal amount of 2028 Notes must be outstanding and not subject to redemption as of the relevant notice of redemption date.
If Seagate HDD elects to redeem any of the 2028 Notes pursuant to a Tax Redemption or a Provisional Redemption, then a holder of any 2028 Notes called pursuant to a Tax Redemption or Provisional Redemption (the “Redemption Called Notes”) may exchange such Redemption Called Notes at any time prior to the close of business on the second scheduled trading day preceding the relevant redemption date, even if such Redemption Called Note is not otherwise exchangeable at that time. After this time, the right to exchange any Redemption Called Notes will expire unless Seagate HDD fails to pay the applicable redemption price, in which case a holder may exchange any Redemption Called Notes until the redemption price is paid.
If a holder elects to exchange any Redemption Called Notes, Seagate HDD shall, under certain circumstances, increase the exchange rate for such Redemption Called Notes as set out in the indenture.
As of the calendar quarter ended 30 June 2025 (subsequent to the Company’s Consolidated Balance Sheet date), the conditional conversion feature of the 2028 Notes was triggered, based on the price of the Company’s ordinary shares, as the last reported sale price of the Company’s ordinary shares was at least 130% of the then-applicable exchange price then in effect for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days which ended on 30 June 2025, the last trading day of the applicable calendar quarter. Accordingly, the 2028 Notes are exchangeable through 30 September 2025.
In connection with the 2028 Notes, the Company and Seagate HDD entered into privately negotiated capped call transactions with certain financial institutions. The current cap price of the capped call transactions is $107.785 per share. The cost of the capped call transactions was $95 million, which met certain accounting criteria to be accounted under Other Reserves as part of Capital and Reserves and are not accounted as derivatives in the Company’s Consolidated Balance Sheet.
2025 Notes
On 2 January 2025, the entire outstanding principal amount of $479 million was repaid at par, plus accrued and unpaid interest.
2030 Notes and 2027 Notes
2030 Notes. On 27 May 2025, Seagate Data Storage Technology Pte. Ltd, in a private placement, issued $400 million in aggregate principal amount of 5.875% Senior Notes due 2030 (the “2030 Notes”). The 2030 Notes will mature on 15 July 2030, with interest payable semi-annually on 15 January and 15 July of each year, commencing 15 January 2026.
2027 Notes. On 11 June 2025, in connection with the proceeds from the offering of the 2030 Notes, together with cash on hand, the entire outstanding principal amount of the 2027 Notes was repaid. The transaction was accounted for as a debt extinguishment and the Company recorded a net loss of $5 million, which was included in Net loss recognized from debt transactions in the Company’s Consolidated Profit and Loss Account for fiscal year 2025.
Debt Repurchases
During fiscal year 2025, $24 million principal amount of the June 2029 Notes, $25 million principal amount of the July 2029 Notes, $39 million principal amount of the January 2031 Notes and $11 million principal amount of the July 2031 Notes were repurchased for cash at a discount to their principal amounts, plus accrued and unpaid interest. The Company recorded a net gain of $7 million on these repurchases during fiscal year 2025, which was included in Net loss recognized from debt transactions in the Company’s Consolidated Profit and Loss Account.
Obligor Exchange
On 27 June 2025, the Company completed offers to exchange (collectively, the “Exchange Offers” and each, an “Exchange Offer”) any and all outstanding notes of eight series issued by Seagate HDD (the “Old Notes”) for new notes to be issued by SDST (the “New Notes”), and related consent solicitations. The Exchange Offers commenced on 28 May 2025 and expired on 26 June 2025 (the “Expiration Time”).

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-77

As of the Expiration Time, an aggregate of $2.8 billion principal amount of Old Notes had been validly tendered (and consents thereby validly delivered) as set forth in the table below (presented dollars in millions). Each eligible holder who validly tendered their Old Notes pursuant to an Exchange Offer was deemed to have validly delivered its consent in the corresponding consent solicitation with respect to the principal amount of such tendered Old Notes.

Title of Security	Principal Amount Outstanding (1) (In millions)	Principal Amount Tendered at Expiration Time(2) (In millions)	Approximate Percentage of Outstanding Notes Tendered at Expiration Time
4.091% Senior Notes due 2029	$470	$431	92%
3.125% Senior Notes due 2029	138	100	72%
8.250% Senior Notes due 2029	500	492	98%
4.125% Senior Notes due 2031	237	213	90%
3.375% Senior Notes due 2031	61	45	74%
8.500% Senior Notes due 2031	500	471	94%
9.625% Senior Notes due 2032	750	731	97%
5.750% Senior Notes due 2034	490	328	67%
	$3,146	$2,811
__________________________________
(1) Reflects the principal amount of Old Notes outstanding as of 28 May 2025.
(2) Reflects the aggregate principal amount of Old Notes that were validly tendered prior to the Expiration Time and were therefore exchanged.

In accordance with the terms of the Exchange Offers and consent solicitations, the Company accepted for exchange all Old Notes validly tendered and not validly withdrawn. Subsequent to the Company’s Consolidated Balance Sheet date, the Exchange Offers and the consent solicitations were settled on 30 June 2025 (the “Settlement Date”). No gain or loss was recorded as the Exchange Offers were accounted for as a debt modification. The Company incurred immaterial third party fees for the Exchange Offers as of fiscal year 2025.
Other than the identity of SDST as the issuer and as an obligor, the terms of the New Notes are identical to the Old Notes with respect to their interest rate, interest payment dates, optional redemption prices and maturity. The New Notes were guaranteed by the same guarantors as the Old Notes, in addition to Seagate HDD (which is the issuer of the Old Notes). The New Notes have substantially the same covenants as the Old Notes and are subject to the same business and financial risks.
Credit Agreement
On 30 January 2025, the Company and its subsidiary Seagate HDD Cayman (the “Borrower”), the Bank of Nova Scotia, as administrative agent, and the lenders thereto entered into a Credit Agreement (the “New Credit Agreement”) and terminated their then-existing Credit Agreement, dated as of 20 February 2019 (the “Old Credit Agreement”). As a result of terminating the Old Credit Agreement, the Company recorded an $8 million non-cash loss related to the accelerated amortization of debt issuance costs, which was included in Net loss recognized from debt transactions in the Company’s Consolidated Profit and Loss Account.

A-78	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

The New Credit Agreement provides for a $1.3 billion senior unsecured revolving credit facility (“Revolving Credit Facility”), the term of which is through 30 January 2030. The Revolving Credit Facility is available for cash borrowings, subject to compliance with certain covenants and other customary conditions to borrowing. An aggregate amount of up to $150 million of the facility shall also be available for the issuance of letters of credit, and an aggregate amount of up to $50 million of the facility shall also be available for swing line loans. On 27 June 2025, no borrowings were outstanding under the New Credit Agreement.
The loans made under the New Credit Agreement will bear interest at an Applicable Rate based on the secured overnight financing rate, or SOFR, plus a variable margin that will be determined based on the corporate credit rating of the Company. The Borrower’s obligations under the New Credit Agreement are guaranteed by the Company and certain material subsidiaries of the Company.
The New Credit Agreement also contains a financial covenant that requires the Company to maintain a total net leverage ratio of less than or equal to 6.75 to 1.00, commencing with the fiscal quarter ended 27 June 2025 and declining over time so that the maximum permitted net leverage ratio for each fiscal quarter ending after 2 July 2027 is 4.25 to 1.00, in accordance with the terms of the New Credit Agreement. For each fiscal quarter until 2 January 2026, this net leverage ratio covenant applies only to the extent that there is any amount of revolving loans, swing line loans, or letters of credit outstanding as of the last day of the relevant fiscal quarter.
Interest expense shown in the Consolidated Profit and Loss Account is related to the Company’s debentures.
Future Principal Payments on Long-term Debt
At 27 June 2025, future principal payments on long-term debt were as follows (U.S. Dollars in millions):

Fiscal Year	Amount
2026	$—
2027	—
2028	1,500
2029	470
2030	638
Thereafter	2,438
Total	$5,046

5. Income Taxes
Income before taxes consisted of the following:

	Fiscal Years Ended
(Dollars in millions)	27 June 2025	28 June 2024
U.S.	$233	$249
Non-U.S.	1,280	196
	$1,513	$445
The provision for liabilities and charges related to taxation as reported in the Consolidated Balance Sheet consisted of the following:

	Fiscal Years Ended
(Dollars in millions)	27 June 2025	28 June 2024
Accrued income taxes falling due within one year	$8	$5
Accrued income taxes falling due after one year	1	8
Deferred income tax liabilities due after one year	10	12
Total	$19	$25

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-79

Income tax expense consisted of the following:

	Fiscal Years Ended
(Dollars in millions)	27 June 2025	28 June 2024
Current income tax expense:
U.S.	$16	$2
Non-U.S.	32	30
Total Current	48	32
Deferred income tax (benefit) expense:
U.S.	(5)	71
Non-U.S.	1	7
Total Deferred	(4)	78
Income tax expense	$44	$110

The significant components of the Company’s deferred tax assets and liabilities were as follows:

	Fiscal Years Ended
(Dollars in millions)	27 June 2025	28 June 2024
Deferred tax assets
Accrued warranty	$32	$37
Inventory valuation accounts	37	32
Debtor reserve	15	9
Accrued compensation and benefits	66	36
Capitalized research expenses	110	—
Depreciation	4	19
Restructuring accruals	—	2
Lease liabilities	64	64
Other accruals and deferred items	10	11
Net operating losses	477	613
Tax credit carryforwards	598	593
Capital loss carryforwards	72	67
Other assets	55	40
Gross: Deferred tax assets	1,540	1,523
Less: Valuation allowance	(423)	(430)
Net: Deferred tax assets	1,117	1,093
Deferred tax liabilities
Unremitted earnings of certain non-U.S. entities	(5)	(4)
Acquisition-related items	—	(1)
Right-of-use assets	(59)	(63)
Net: Deferred tax liabilities	(64)	(68)
Total net deferred tax assets	$1,053	$1,025
At 27 June 2025, the Company recorded $1.1 billion of net deferred tax assets. The realization of most of these deferred tax assets is primarily dependent on the Company’s ability to generate sufficient U.S. and certain non-U.S. taxable income in future periods. Although realization is not assured, the Company’s management believes it is more likely than not that these deferred tax assets will be realized. The amount of deferred tax assets considered realizable, however, may increase or decrease in subsequent periods when the Company re-evaluates the underlying basis for its estimates of future U.S. and certain non-U.S. taxable income.

A-80	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

The deferred tax asset valuation allowance decreased by $7 million in fiscal year 2025, which primarily relates to releases in valuation allowance, partially offset with acquired deferred tax balances which are not likely to be realized.
At 27 June 2025, the Company had U.S. tax net operating loss and credit carryforwards of approximately $3.0 billion and $726 million, respectively, of which approximately $7 million and $24 million, respectively, are scheduled to expire at various dates in fiscal year 2026, if not utilized. At 27 June 2025, the Company had non-U.S. tax net operating loss carryforwards of approximately $300 million, all of which are indefinite lived. As of 27 June 2025, the Company had gross capital loss carryforwards of $288 million, which if not utilized, will expire as of fiscal year 2029. As of 27 June 2025, the Company had gross non-U.S. capital loss carryforwards of $23 million, which have an indefinite carryforward period.
As of 27 June 2025, approximately $102 million and $41 million of the Company’s total U.S. net operating loss and tax credit carryforwards, respectively, are subject to annual limitations due to the ownership change limitations provided by the Internal Revenue Code.
The Company established Singapore as its principal executive offices in fiscal year 2024. The Singaporean statutory tax rate of 17% is used for purposes of the reconciliation between the provision for income taxes at the statutory rate and the effective tax rate.

	Fiscal Years Ended
(Dollars in millions)	27 June 2025	28 June 2024
Income tax expense at the statutory rate applicable to the Company	$257	$76
Permanent differences	4	5
Change in valuation allowance	(18)	47
Effect of rates different than statutory rate applicable to the Company	(190)	(2)
Research credit	(6)	(9)
Capital loss carryforward	(2)	(11)
Other individually immaterial items	(1)	4
Income tax expense	$44	$110
A substantial portion of the Company's operations in Singapore and Thailand operate under various tax incentive programs, which expire in whole or in part at various dates into fiscal year 2036. Certain tax incentives may be extended if specific conditions are met. The net impact of these tax incentive programs was to increase the Company’s net income by approximately $285 million in fiscal year 2025 ($1.32 per share, diluted) and to increase the Company’s net income by approximately $40 million in fiscal year 2024 ($0.19 per share, diluted).
The Company analyzes the potential needs for deferred tax liabilities with respect to the accumulated earnings of foreign subsidiaries annually. The analysis focuses on the outside basis differences in the stock of the foreign subsidiaries as well as the withholding tax obligations those subsidiaries may have with respect to any distribution. The undistributed earnings for which taxes are not provided are permanently reinvested or can be repatriated without incremental tax liability.
As of 27 June 2025 and 28 June 2024, the Company had approximately $107 million and $112 million, respectively, of unrecognized tax benefits excluding interest and penalties. These amounts, if recognized, would impact the effective tax rate subject to certain future valuation allowance offsets.
The following table summarizes the activities related to the Company’s gross unrecognized tax benefits:

	Fiscal Years Ended
(Dollars in millions)	27 June 2025	28 June 2024
Balance of unrecognized tax benefits at the beginning of the year	$112	$116
Gross increase for tax positions of prior years	2	3
Gross decrease for tax positions of prior years	(17)	(12)
Gross increase for tax positions of current year	11	5
Balance of unrecognized tax benefits at the end of the year	$107	$112

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-81

It is the Company’s policy to include interest and penalties related to unrecognized tax benefits in the income tax expense on the Consolidated Profit and Loss Account. Interest and penalties recorded on these tax positions were not material to any periods presented in the Consolidated Profit and Loss Account. As of 27 June 2025, the accrued interest and penalties related to unrecognized tax benefits did not materially change compared to fiscal year 2024.
During the 12 months beginning 28 June 2025, the Company does not expect a material change to its unrecognized tax benefits as a result of the expiration of certain statutes of limitation.
The Company is required to file U.S. and non-U.S. income tax returns. The Company is no longer subject to tax examination of its U.S. income tax returns for years prior to fiscal year 2020 and prior to fiscal year 2013 for non-U.S. income tax returns.

The following table shows the activity in the deferred tax liability balance for fiscal year 2025:

(Dollars in millions)	Amount
Balance at 28 June 2024	$12
Unremitted earnings of certain non-U.S. entities	—
Other activities	(2)
Balance at 27 June 2025	$10

6. Leases
The Company is a lessee in several operating leases related to real estate facilities for warehouse, office and lab space.
The Company’s lease arrangements comprise operating leases with various expiration dates through 2068. The lease term includes the non-cancelable period of the lease, adjusted for options to extend or terminate the lease when it is reasonably certain that an option will be exercised.
During fiscal year 2024, the Company sold and leased back certain properties and recorded a net gain of $30 million within Restructuring and other, net in the Consolidated Profit and Loss Account.
Operating lease costs include short-term lease costs and are shown net of immaterial sublease income. The components of lease costs and other information related to leases were as follows:

	Fiscal Years Ended
(Dollars in millions)	27 June 2025	28 June 2024
Operating lease cost	$76	$72
Variable lease cost	5	3
Total lease cost	$81	$75

Operating cash outflows from operating leases	$69	$63

During fiscal year 2025 the ROU assets obtained in exchange for new operating lease liabilities was not material. During fiscal year 2024, the Company obtained $47 million ROU assets in exchange for new operating lease liabilities.

	27 June 2025	28 June 2024
Weighted-average remaining lease term	7.7 years	8.6 years
Weighted-average discount rate	8.55%	8.45%

A-82	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

ROU assets and lease liabilities included in the Company’s Consolidated Balance Sheet were as follows:

(Dollars in millions)	Balance Sheet Location	27 June 2025	28 June 2024
ROU assets	Right of use assets	$353	$403
Current lease liabilities	Other creditors – amounts due within one year	61	61
Non-current lease liabilities	Other creditors – amounts due after one year	317	338

The following table provides details of the ROU assets:

(Dollars in millions)	27 June 2025	28 June 2024
Balance, beginning of period	$403	$396
Assets recognized for new leases	3	47
Amortization	(76)	(72)
Other (interest accretion and other adjustments)	23	32
Balance, end of period	$353	$403
At 27 June 2025, future lease payments included in the measurement of lease liabilities were as follows (US Dollars in millions):

Fiscal Year	Amount
2026	$64
2027	63
2028	64
2029	65
2030	64
Thereafter	196
Total lease payments	516
Less: imputed interest	(138)
Present value of lease liabilities	$378

7. Restructuring and other, net
During fiscal years 2025 and 2024, the Company recorded restructuring and other, net charge of $25 million and benefit of $30 million, respectively, on the Consolidated Profit and Loss Account. The Company’s restructuring plans are comprised primarily of charges related to workforce reduction costs, including severance and other one-time termination benefits and facilities and other exit costs.
The following table summarizes the Company's restructuring activities for fiscal year 2025:

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-83

(Dollars in millions)	Workforce Reduction Costs	Facilities and Other Exit Costs	Total
Accrual balances at 28 June 2024	$3	$1	$5
Restructuring charges	15	10	25
Cash payments	(14)	—	(14)
Accrual balances at 27 June 2025	$4	$11	$15
Total costs incurred to date as of 27 June 2025	$85	$20	$105
Total expected cost to be incurred as of 27 June 2025	$—	$1	$1
The accrued restructuring balance was included in Other provisions in the Company's Consolidated Balance Sheet at 27 June 2025 and 28 June 2024, respectively.
In fiscal year 2025, the Company also recorded $13 million restructuring charges within Cost of revenue in the Company’s Consolidated Profit and Loss Account as the charges were related to an inventory write down due to a discontinued product line.
During fiscal year 2024, the Company sold certain properties and assets and recognized a net gain of $31 million. The net gain was included in Restructuring and other, net in the Company’s Consolidated Profit and Loss Account.
8. Fair Value
Measurement of Fair Value
Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.
Fair Value Hierarchy
A fair value hierarchy is based on whether the market participant assumptions used in determining fair value are obtained from independent sources (observable inputs) or reflect the Company's own assumptions of market participant valuation (unobservable inputs). A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of inputs that may be used to measure fair value are:
Level 1 - Quoted prices in active markets that are unadjusted and accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 - Quoted prices for identical assets and liabilities in markets that are inactive; quoted prices for similar assets and liabilities in active markets or financial instruments for which significant inputs are observable, either directly or indirectly; or
Level 3 - Prices or valuations that require inputs that are both unobservable and significant to the fair value measurement.
The Company considers an active market to be one in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis and views an inactive market as one in which there are few transactions for the asset or liability, the prices are not current, or price quotations vary substantially either over time or among market makers. Where appropriate, the Company’s or the counterparty’s non-performance risk is considered in determining the fair values of liabilities and assets, respectively.

A-84	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Items Measured at Fair Value on a Recurring Basis
The following tables present the Company’s assets and liabilities, by financial instrument type and balance sheet line item that are measured at fair value on a recurring basis, excluding accrued interest components, as of:

		27 June 2025				28 June 2024
		Fair Value Measurements at Reporting Date Using				Fair Value Measurements at Reporting Date Using
(Dollars in millions)	Balance Sheet Location	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Balance	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Balance
Assets:
Money market funds	Cash and cash equivalents	$226	$—	$—	$226	$386	$—	$—	$386
Time deposits	Cash and cash equivalents	—	26	—	26	—	—	—	—
Total cash equivalents		226	26	—	252	386	—	—	386
Restricted cash and investments:
Money market funds	Other Debtors	1	—	—	1	1	—	—	1
Time deposits and certificates of deposit	Other Debtors	—	1	—	1	—	1	—	1
Other debt securities	Financial Assets	—	—	—	—	—	—	15	15
Derivative assets	Other Debtors	—	1	—	1	—	1	—	1
Total assets		$227	$28	$—	$255	$387	$2	$15	$404
Liabilities:
Derivative liabilities	Other Creditors	$—	$—	$—	$—	$—	$(1)	$—	$(1)
Total liabilities		$—	$—	$—	$—	$—	$(1)	$—	$(1)
As of 27 June 2025 and 28 June 2024, the Company’s Other debtors - amount falling due within one year included $2 million in restricted cash equivalents held as collateral at banks for various performance obligations.
As of 27 June 2025 and 28 June 2024, the Company had no material available-for-sale investments that had been in a continuous unrealized loss position for a period greater than 12 months. In fiscal year 2025, the Company sold available-for-sale investments for $41 million. The Company also recorded a net loss of $15 million on available-for-sale investments, related to downward adjustments to write down the carrying amount of certain investments to their fair value during fiscal year 2025, which was recorded to Other charges, net in the Company’s Profit and Loss Account. The Company determined no impairment related to credit losses for available-for-sale investments for fiscal year 2024.
The fair value and amortized cost of the Company’s available-for-sale investments as of 27 June 2025, was immaterial. The fair value and amortized cost of the Company’s available-for-sale investments as of 28 June 2024 was $15 million due in 2 years.
Items Measured at Fair Value on a Non-Recurring Basis
From time to time, the Company enters into certain strategic investments for the promotion of business and strategic objectives, which are accounted for either under the equity method or the measurement alternative. Investments under the measurement alternative are recorded at cost, less impairment and adjusted for qualifying observable price changes on a prospective basis. If measured at fair value in the Consolidated Balance Sheet, these investments would generally be classified in Level 3 of the fair value hierarchy.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-85

For the investments that are accounted for under the equity method, the Company sold certain investments for $9 million and recorded an immaterial gain for fiscal year 2025. The Company sold certain investments for $14 million and recorded an immaterial gain for the fiscal year 2024. The Company recorded a net loss of $29 million for fiscal year 2024, which included $25 million related to downward adjustments to write down the carrying amount of certain investments to their fair value. The adjusted carrying value of the investments accounted under the equity method was immaterial and $12 million as of 27 June 2025 and 28 June 2024 respectively.
For the investments that are accounted under the measurement alternative, the Company recorded a net loss of $39 million and $24 million for fiscal years 2025 and 2024, respectively, related to downward adjustments to write down the carrying amount of certain investments to their fair value. As of 27 June 2025 and 28 June 2024, the carrying value of the Company’s strategic investments under the measurement alternative was $26 million and $65 million, respectively.
Other Fair Value Disclosures
The Company’s debt is carried at amortized cost. The estimated fair value of the Company’s debt is derived using the closing price of the same debt instruments as of the date of valuation, which takes into account the yield curve, interest rates and other observable inputs. Accordingly, these fair value measurements are categorized as Level 2. The following table presents the fair value and amortized cost of the Company’s debt in order of maturity:

	27 June 2025		28 June 2024
(Dollars in millions)	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
4.75% Senior Notes due January 2025	—	—	479	476
4.875% Senior Notes due June 2027	—	—	505	493
3.50% Exchangeable Senior Notes due June 2028	1,500	2,654	1,500	2,070
4.091% Senior Notes due June 2029	452	453	471	459
3.125% Senior Notes due July 2029	138	125	163	139
8.25% Senior Notes due December 2029	500	535	500	537
5.875% Senior Notes due July 2030	400	407	—	—
4.125% Senior Notes due January 2031	237	218	275	245
3.375% Senior Notes due July 2031	61	52	72	58
8.50% Senior Notes due July 2031	500	538	500	538
9.625% Senior Notes due December 2032	750	854	750	855
5.75% Senior Notes due December 2034	489	482	489	472
	$5,027	$6,318	$5,704	$6,342
Less: unamortized debt issuance costs	(32)	—	(30)	—
Debt, net of debt issuance costs	$4,995	$6,318	$5,674	$6,342
Less: current portion of debt, net of debt issuance costs	—	—	(479)	(476)
Long-term debt, less current portion, net of debt issuance costs	$4,995	$6,318	$5,195	$5,866
For the balance of the Company’s financial instruments, primarily trade debtors, trade creditors and financial liabilities included within other creditors, the carrying value approximates fair value due to their short-term nature. If measured at fair value in the Consolidated Balance Sheet, these other financial instruments would be classified in Level 2 or Level 3 of the fair value hierarchy.
The Company’s non-financial assets, such as goodwill and tangible assets are recorded at cost. Fair value adjustments are made to these non-financial assets in the period an impairment charge is recognized. In fiscal year 2025, the Company recorded a ROU asset impairment charge of $10 million in Restructuring and other, net in the Consolidated Profit and Loss Account to reduce the carrying value of certain ROU assets. If measured at fair value in the Consolidated Balance Sheet, these would generally be classified in Level 3 of the fair value hierarchy.

A-86	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Financial Assets
The following table shows the activity in Financial assets for fiscal years 2025 and 2024, respectively:

(US Dollars in millions)	Total
Balance at 30 June 2023	$159
Additional investments	1
Sales and settlements	(15)
Downward adjustments	(4)
Impairment loss relating to investment	(49)
Balance at 28 June 2024	$92
Additional investments	—
Sales and settlements	(9)
Downward adjustments	—
Impairment loss relating to investment	(53)
Balance at 27 June 2025	$30

9.  Capital and Reserves
Share Capital
The Company’s authorized share capital is $13,500 and consists of 1,250,000,000 ordinary shares, par value $0.00001, of which 212,668,547 shares were outstanding as of 27 June 2025, and 100,000,000 preferred shares, par value $0.00001, of which none were issued or outstanding as of 27 June 2025.
Repurchases of Equity Securities
All repurchases are effected as redemptions in accordance with the Company’s Constitution.
The Company’s Board of Directors increased the authorization for the repurchase of its outstanding shares to $5.0 billion on 21 May 2025. As of 27 June 2025, $5.0 billion remained available for repurchase under the existing repurchase authorization limit approved by the Board of Directors. The number of ordinary shares repurchased for tax withholding related to the vesting of equity awards was 0.5 million and the dollar value of shares repurchased was $54 million for fiscal year 2025.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-87

Reserves

	Number of Ordinary Shares	Share Premium	Profit and Loss Account	Other Reserves	Total Equity
	(In millions)	(Dollars in millions)
Balance at 30 June 2023	207	$136	$16,219	$(17,554)	$(1,199)
Income for the period		—	335	—	335
Tax withholding related to vesting of restricted stock units	(1)	—	(38)	—	(38)
Issuance of shares in respect of share-based payment plans	4	66	—	—	66
Dividends to shareholders		—	(587)	—	(587)
Share-based compensation		—	—	127	127
Capped calls related to the issuance of exchangeable notes	—	—	—	(95)	(95)
Other comprehensive loss		—	—	(100)	(100)
Balance at 28 June 2024	210	$202	$15,929	$(17,622)	$(1,491)
Income for the period		—	1,469	—	1,469
Tax withholding related to vesting of restricted stock units	—	—	(54)	—	(54)
Issuance of shares in respect of share-based payment plans	3	72	—	—	72
Dividends to shareholders		—	(606)	—	(606)
Share-based compensation		—	—	163	163
Other comprehensive loss		—	—	(6)	(6)
Balance at 27 June 2025	213	$274	$16,738	$(17,465)	$(453)

A-88	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

10.  Share-based Compensation
Share-Based Compensation Plans
Seagate Technology Holdings plc 2022 Equity Incentive Plan (the “2022 EIP”): On 20 October 2021, (the “Approval Date”), shareholders of the Company approved the 2022 EIP that replaced Seagate Technology Holdings plc 2012 Equity Inventive Plan (the “2012 EIP”). The 2022 EIP provides for the grant of various types of awards including RSUs, options, PSUs and share appreciation rights. The maximum number of shares that may be delivered to the participants under the 2022 EIP shall not exceed (i) 14.1 million ordinary shares, plus (ii) any shares subject to any outstanding share awards granted under the 2012 EIP that, on or after the Approval Date expire, are cancelled or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, or are settled in cash ((i) and (ii) together being the “Share Reserve”). The maximum aggregate number of shares that may be issued pursuant to RSUs or PSUs (collectively, “Full-Value Share Awards”) shall not exceed 12.3 million ordinary shares. Any shares that are subject to the 2022 EIP will be counted against the Share Reserve as one share for every one share granted. As of 27 June 2025, there were 9.5 million ordinary shares available for issuance of Full-Value Share Awards under the 2022 EIP.
Seagate Technology Holdings plc Executive Performance Bonus Plan (the “EPB”). Beginning in fiscal year 2023, the Company implemented the EPB utilizing RSUs instead of cash payouts for senior executives. EPB RSUs are granted under the 2022 EIP, pursuant to the achievement of performance targets and individual goals under the EPB. No EPB awards were granted for fiscal years 2025, 2024 and 2023.
Seagate Technology Holdings plc Employee Stock Purchase Plan (the “ESPP”). There are 60 million ordinary shares authorized to be issued under the ESPP. The ESPP consists of a series of six-month offering period with a maximum issuance of 1.5 million ordinary shares per offering period. The ESPP allows eligible employees to contribute up to 10% of their eligible compensation to purchase the Company’s common stock. The price of common stock purchased equals to 85% of the lesser of the fair market value on the first day or the last day of each offering period. During fiscal years 2025 and 2024, employees purchased approximately 1 million shares each year under this plan at weighted average prices of $77.87 and $54.71, respectively. As of 27 June 2025, approximately 5.2 million ordinary shares were available for future issuance.
Share-Based Compensation Expense
The Company recorded $163 million and $127 million of share-based compensation with a resulting tax benefit of $21 million and $5 million, respectively, during fiscal years 2025 and 2024. Management made an estimate of expected forfeitures and recognized compensation costs only for those equity awards expected to vest.
Restricted Stock Units
RSUs generally vest over a period of four years with 25% vesting on the first anniversary of the vesting commencement date and the remaining 75% vesting ratably each quarter over the next 36 months, subject to continuous employment with the Company through the vesting date.
The following is a summary of unvested restricted stock activities:

Unvested Restricted Stocks	Number of Shares (In millions)	Weighted-Average Grant-Date Fair Value
Unvested at 28 June 2024	3	$62.20
Granted	2	$96.59
Forfeited	—	$72.50
Vested	(2)	$60.66
Unvested at 27 June 2025	3	$79.96
At 27 June 2025, the total unrecognized share-based compensation cost related to unvested restricted stocks was approximately $171 million. This cost is being amortized on a straight-line basis over a weighted-average remaining term of 2.2 years and will be adjusted for subsequent changes in estimated forfeitures. The aggregate fair value of restricted stocks vested during fiscal years 2025 and 2024 were approximately $105 million and $105 million, respectively.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-89

The fair value related to RSUs for fiscal years 2025 and 2024 were estimated using the following assumptions:

	Fiscal Years
	2025	2024
RSUs
Expected term (in years)	1 - 2.2	1 - 2.2
Expected dividend rate	2.0% - 3.3%	2.4 - 4.4%
Weighted-average expected dividend rate	2.6%	4.0%
Weighted-average fair value	$96.59	$59.96
The expected term represents the period that the Company’s share-based awards are expected to be outstanding and was determined based on historical experience of similar awards. The expected dividend yield is determined by dividing the expected per share dividend during the coming year by the grant date share price.
EPB RSUs can be settled in cash, subject to certain employment conditions, and therefore classified as liability awards. The Company remeasures the fair value of these liability awards at each fiscal quarter end. Generally, EPB RSUs vest in full on the first anniversary of the vesting commencement date.
During fiscal year 2025, the Company recognized approximately $37 million of share-based compensation expense related to EPB RSUs in the Consolidated Profit and Loss Account, with the corresponding liability recorded in Other creditors within Creditors - amounts falling due within one year on the Consolidated Balance Sheet. During fiscal year 2024, the Company did not recognize any share compensation expense related to liability awards.
Performance-based Share Units
The Company granted PSUs that vest on the satisfaction of continuous employment and achievement of certain financial and operational performance goals established by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”). These awards vest after the end of the performance period of three years from the grant date. During fiscal year 2024, the PSUs granted and outstanding were not material. Compensation expense related to these units is only recorded in a period if it is probable that the performance goals will be met, and it is to be recorded at the expected level of achievement. The expenses associated with these PSUs were not material for fiscal year 2024.

Performance-based Share Units	Number of Shares (In millions)	Weighted-Average Grant-Date Fair Value
Unvested at 28 June 2024	0.9	$70.97
Granted	0.2	$103.53
Forfeited	(0.1)	$92.17
Vested	(0.2)	$73.64
Unvested at 27 June 2025	0.8	$75.55
At 27 June 2025, the total unrecognized share-based compensation cost related to unvested performance-based share units was approximately $38 million. This cost is being amortized on a straight-line basis over a weighted-average remaining term of 1.2 years and will be adjusted for subsequent changes in estimated forfeitures. The aggregate fair value of performance-based share units vested during fiscal years 2025 and 2024 were approximately $17 million and $6 million, respectively.
The fair value related to PSUs for fiscal years 2025 and 2024 were estimated using the following assumptions:

	Fiscal Years
	2025	2024
PSUs subject to TSR/ROIC conditions
Expected term (in years)	3.0	3.0
Volatility	37.0%	39.0%
Weighted-average volatility	37.0%	39.0%
Expected dividend rate	2.8%	4.4%
Weighted-average expected dividend rate	2.8%	4.4%
Risk-free interest rate	3.5%	4.6%
Weighted-average fair value	$75.55	$70.97

A-90	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Share Options
Options generally vest over a period of four years, with 25% vesting on the first anniversary of the vesting commencement date and the remaining 75% vesting ratably each quarter over the next 36 months, subject to continuous employment with the Company through the vesting date. The exercise price of a share option is equal to the closing price of the Company’s ordinary shares on NASDAQ on the grant date. The expenses associated with share options were not material for any of the periods presented.
Employee Savings Plan
The Company offers various defined contribution plans for U.S. and non-U.S. employees. In the U.S., qualified employees under the Seagate 401(k) Plan (the "401(k) plan") may elect to make contributions up to 50% of their eligible earned compensation, but not more than statutory limits. Pursuant to the 401(k) plan, the Company matches 50% of employee contributions, up to 6% of compensation, subject to a maximum annual employer contribution of $6,000 per participating employee. During fiscal years 2025 and 2024, the Company made matching contributions of $67 million and $65 million, respectively, under defined contribution plans for employees.
Directors’ Emoluments
During fiscal year 2025, the Company paid $24.8 million to its directors in respect of duties relating to Seagate Technology Holdings plc, including $12.2 million paid in AEPS and ROIC awards to Dr. Mosley and $11.3 million paid in restricted share units to its directors. Gains on exercise of vested options were approximately $18.6 million in fiscal year 2025.
During fiscal year 2024, the Company paid $19.4 million to its directors in respect of duties relating to Seagate Technology Holdings plc, including $8 million paid in AEPS and ROIC awards to Dr. Mosley and $9.7 million paid in restricted share units to other directors. Gains on exercise of vested options were approximately $19.8 million in fiscal year 2024.
11.  Guarantees
Indemnifications of Officers and Directors
The Company has entered into indemnification agreements with its directors and certain of its officers that will require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers. The Company maintains director and officer insurance, which may cover certain liabilities arising from its obligation to indemnify its directors and officers in certain circumstances.
The nature of these indemnification obligations prevents the Company from making a reasonable estimate of the maximum potential amount it could be required to pay on behalf of its officers and directors. Historically, the Company has not made any significant indemnification payments under such indemnification agreements and no amount has been accrued in the Company’s Consolidated Financial Statements with respect to these indemnification obligations.
Indemnification Obligations
The Company from time to time enters into agreements with customers, suppliers, partners and others in the ordinary course of business that provide indemnification for certain matters including, but not limited to, intellectual property infringement claims, environmental claims and breach of agreement claims. The nature of the Company’s indemnification obligations prevents the Company from making a reasonable estimate of the maximum potential amount it could be required to pay. Historically, the Company has not made any significant indemnification payments under such agreements and no amount has been accrued in the Company’s Consolidated Financial Statements with respect to these indemnification obligations.
Product Warranty
Changes in the Company’s product warranty liability during the fiscal years ended 27 June 2025 and 28 June 2024 were as follows:

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-91

	Fiscal Years Ended
(Dollars in millions)	27 June 2025	28 June 2024
Balance, beginning of period	$149	$168
Warranties issued	68	53
Repairs and replacements	(88)	(81)
Changes in liability for pre-existing warranties, including expirations	8	9
Balance, end of period	$137	$149
12. Earnings Per Share
Basic earnings per share is computed by dividing income available to shareholders by the weighted-average number of shares outstanding during the period. Diluted earnings per share is computed by dividing income available to shareholders by the weighted-average number of shares outstanding during the period and the number of additional shares that would have been outstanding if the potentially dilutive securities had been issued. Potentially dilutive securities include outstanding options, unvested restricted share units and performance-based share units and shares to be purchased under the Employee Stock Purchase Plan using the treasury stock method, as well as shares issuable in connection with the Company’s exchangeable senior notes using the “if-converted” method.
Under the treasury stock method, the dilutive effect of potentially dilutive securities is reflected in diluted net earnings per share and an increase in fair market value of the Company’s share price can result in a greater dilutive effect from potentially dilutive securities. Under the “if-converted” method, diluted earnings per share is calculated assuming that the excess value above the principal of the exchangeable notes were converted solely into shares of common stock at the beginning of the reporting period, unless the result would be anti-dilutive, which could adversely affect our diluted earnings per share.
The following table sets forth the computation of basic and diluted net income per share attributable to the shareholders of the Company:

	Fiscal Years Ended
(Dollars in millions, except per share data)	27 June 2025	28 June 2024
Numerator:
Net income	$1,469	$335
Number of shares used in per share calculations:
Total shares for purposes of calculating basic net income per share	212	209
Weighted-average effect of dilutive securities:
Employee equity award plans	2	2
2028 Notes if-converted shares	3	1
Total shares for purposes of calculating diluted net income per share	217	212
Net income per share
Basic	$6.93	$1.60
Diluted	6.77	1.58
All potentially dilutive securities that could have an anti-dilutive effect on the calculation of the earnings per share have been excluded for the periods presented. The weighted average anti-dilutive shares that were excluded from the computation of diluted net income per share were not  material for the fiscal years ended 27 June 2025 and 28 June 2024.

A-92	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

13.  Legal, Environmental and Other Contingencies
The Company assesses the probability of an unfavorable outcome of all its material litigation, claims or assessments to determine whether a liability had been incurred and whether it is probable that one or more future events will occur confirming the fact of the loss. In the event that an unfavorable outcome is determined to be probable and the amount of the loss can be reasonably estimated, the Company establishes an accrual for the litigation, claim or assessment. In addition, in the event an unfavorable outcome is determined to be less than probable, but reasonably possible, the Company will disclose an estimate of the possible loss or range of such loss; however, when a reasonable estimate cannot be made, the Company will provide disclosure to that effect. Litigation is inherently uncertain and may result in adverse rulings or decisions. Additionally, the Company may enter into settlements or be subject to judgments that may, individually or in the aggregate, have a material adverse effect on its results of operations. Accordingly, actual results could differ materially.
Litigation
Lambeth Magnetic Structures LLC v. Seagate Technology (US) Holdings, Inc., et al. On 29 April 2016, Lambeth Magnetic Structures LLC filed a complaint against Seagate Technology (US) Holdings, Inc. and Seagate Technology LLC in the U.S. District Court for the Western District of Pennsylvania, alleging infringement of U.S. Patent No. 7,128,988, seeking damages as well as additional relief. The district court entered judgment in favor of Seagate on 19 April 2022. An appeal to the Federal Circuit is pending. The Company believes the asserted claims are without merit and intends to vigorously defend this case.
Seagate Technology LLC, et al. v. Headway Technologies, Inc., et al. On 18 February 2020, Seagate Technology LLC and certain of its affiliates, (collectively, the “Seagate Entities”) filed a complaint alleging violations of federal and state antitrust laws as well as breach of contract in the U.S. District Court for the Northern District of California against suppliers of HDD suspension assemblies, including NHK Spring Co. Ltd., TDK Corporation (“TDK”), Hutchinson Technology Inc (“HTI”). The Seagate Entities seek to recover damages suffered as a result of the suspension assembly suppliers’ conduct, and additional relief permitted by law. On 8 April 2022, the court dismissed with prejudice all claims against TDK and HTI after the Seagate Entities settled with those defendants. On 2 August 2022, NHK Spring Co. Ltd. filed a motion for Partial Summary Judgment under the Foreign Trade Antitrust Improvement Act (“FTAIA Motion”). On 17 November 2023, the Court granted NHK’s FTAIA Motion on reconsideration, denying the majority of Seagate’s antitrust claims. The Court’s FTAIA decision is now on appeal with the Ninth Circuit.
In re Seagate Technology Holdings plc Securities Litigation. On 10 July 2023 and 26 July 2023, two securities class action lawsuits were filed in the U.S. District Court for the Northern District of California against Seagate Technology Holdings plc, Dr. William D. Mosley, and Gianluca Romano. The cases were consolidated on 25 September 2023. On 12 September 2024, the plaintiffs filed the currently operative complaint, asserting claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and SEC Rule 10b-5, and a class period between 14 September 2020 and 19 April 2023, inclusive. The operative complaint seeks unspecified monetary damages and other relief. On 12 May 2025, the Court granted in part and denied in part the defendants’ motion to dismiss the operative complaint. On 9 June 2025, the defendants moved to certify the 12 May 2025 order for interlocutory appeal. The Company believes that the asserted claims are without merit and intends to vigorously defend the case.
Godo Kaisha IP Bridge 1 v. Seagate Technology LLC, Seagate Technology (US) Holding, Inc., Seagate Technology (Thailand) Limited, Seagate Singapore International Headquarters Ltd., Seagate Technology (Netherlands) B.V. On 15 March 2024, a patent infringement action was filed by Godo Kaisha IP Bridge 1 (“IP Bridge”) against Seagate in U.S. District Court for the District of Delaware. The case was subsequently transferred to the District Court of Minnesota on 4 September 2024. The complaint alleges patent infringement by Seagate of nine U.S. patents. The Company believes the asserted claims are without merit and intends to vigorously defend this case.
BIS Settlement
On 18 April 2023, the Company’s subsidiaries Seagate Technology LLC and Seagate Singapore International Headquarters Pte. Ltd (collectively, “Seagate”), entered into a settlement agreement (the “Settlement Agreement”) with the U.S. Department of Commerce’s Bureau of Industry and Security (“BIS”) that resolves BIS’ allegations regarding Seagate’s sales of hard disk drives to Huawei between 17 August 2020 and 29 September 2021. Under the terms of the Settlement Agreement, Seagate has agreed to pay $300 million to BIS in quarterly installments of $15 million over the course of five years beginning 31 October 2023. Seagate has also agreed to complete three audits of its compliance with the license requirements of Section 734.9 of the U.S. Export Administration Regulations (“EAR”), including one audit by an unaffiliated third-party consultant chosen by Seagate with expertise in U.S. export control laws and two internal audits.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-93

The Company accrued a charge of $300 million during fiscal year 2023, of which $60 million and $135 million were included in Other creditors falling due within one year and Other creditors falling due after one year, respectively, on its Consolidated Balance Sheet as of 27 June 2025. For the fiscal year ended 27 June 2025, $60 million was paid and reported as an outflow from operating activities in its Consolidated Statement of Cash Flows.
Environmental Matters
The Company’s operations are subject to U.S. and foreign laws and regulations relating to the protection of the environment, including those governing discharges of pollutants into the air and water, the management and disposal of hazardous substances and wastes and the cleanup of contaminated sites. Some of the Company’s operations require environmental permits and controls to prevent and reduce air and water pollution, and these permits are subject to modification, renewal and revocation by issuing authorities.
Some environmental laws, such as the Comprehensive Environmental Response Compensation and Liability Act of 1980 (as amended, the “Superfund” law) and its state equivalents, can impose liability for the cost of cleanup of contaminated sites upon any of the current or former site owners or operators or upon parties who sent waste to these sites, regardless of whether the owner or operator owned the site at the time of the release of hazardous substances or the lawfulness of the original disposal activity. The Company has been identified as a responsible or potentially responsible party at several sites. At each of these sites, the Company has an assigned portion of the financial liability based on the type and amount of hazardous substances disposed of by each party at the site and the number of financially viable parties. The Company has fulfilled its responsibilities at some of these sites and remains involved in only a few at this time.
While the Company’s ultimate costs in connection with these sites is difficult to predict with complete accuracy, based on its current estimates of cleanup costs and its expected allocation of these costs, the Company does not expect costs in connection with these sites to be material.
The Company may be subject to various state, federal and international laws and regulations governing the environment, including those restricting the presence of certain substances in electronic products. For example, the European Union (“EU”) enacted the Restriction of the Use of Certain Hazardous Substances in Electrical and Electronic Equipment (2011/65/EU), which prohibits the use of certain substances, including lead, in certain products, including disk drives and server storage products, put on the market after 1 July 2006. Similar legislation has been or may be enacted in other jurisdictions, including in the U.S., Canada, Mexico, Taiwan, China, Japan and others. The EU REACH Directive (Registration, Evaluation, Authorization, and Restriction of Chemicals, EC 1907/2006) also restricts substances of very high concern in products. If the Company or its suppliers fail to comply with the substance restrictions, recycle content requirements or other environmental requirements as they are enacted worldwide, it could have a materially adverse effect on the Company’s business.
Other Matters
From time to time, arising in the normal course of business, the Company is involved in a number of other judicial, regulatory or administrative proceedings and investigations incidental to its business, and the Company expects to be involved in such proceedings and investigations arising in the normal course of its business in the future. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters will not have a material adverse effect on its financial position or results of operations.
14.  Commitments
Unconditional Long-Term Purchase Obligations. As of 27 June 2025, the Company had unconditional long-term purchase obligations of approximately $77 million, primarily related to purchases of inventory components. The Company expects the commitment to total $38 million, $18 million, $12 million and $9 million, respectively, for fiscal years 2027, 2028, 2029 and 2030 respectively. In addition, the Company also had certain long-term market share based inventory purchase commitments as of 27 June 2025.
Unconditional Long-Term Capital Expenditures. As of 27 June 2025, the Company had unconditional long-term commitments of approximately $46 million, primarily related to purchases of equipment. The Company expects capital expenditures of $11 million in fiscal year 2027 and $35 million for fiscal years 2028 and thereafter.

A-94	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

15.  Business Segment and Geographic Information
The Company’s manufacturing operations are based on technology platforms that are used to produce various data storage and systems solutions that serve multiple applications and markets. The Company has determined that its Chief Operating Decision Maker (“CODM”), the Chief Executive Officer, evaluates performance of the Company and makes decisions regarding investments in the Company’s technology platforms and manufacturing infrastructure based on the Company’s consolidated results, including net income reported on the Consolidated Profit and Loss Account. As a result, the Company has concluded that its manufacture and distribution of storage solutions constitutes one operating segment.
Significant expense categories regularly provided to and reviewed by the CODM are those presented in the Consolidated Profit and Loss Account.

The following table summarizes the Company’s long-lived assets by country:

	Fiscal Years Ended
(Dollars in millions)	27 June 2025	28 June 2024
Long-lived assets:
United States	$672	$658
Thailand	546	574
Singapore	411	447
Other	381	338
Consolidated	$2,010	$2,017
16.     Revenue
The following table provides information about disaggregated revenue by sales channel and country for the Company’s single reportable segment:

	Fiscal Years Ended
(Dollars in millions)	27 June 2025	28 June 2024
Revenue by Channel
OEMs	$7,282	$4,896
Distributors	1,060	972
Retailers	755	683
Total	$9,097	$6,551
Revenue from external customers (1)
Singapore	$3,759	$3,429
United States	4,410	2,308
The Netherlands	924	802
Other	4	12
Total	$9,097	$6,551
____________________________________________________
(1) Revenue is attributed to countries based on bill from locations.
In fiscal year 2025, one customer accounted for approximately 10% of consolidated revenue. In fiscal year 2024, no customers accounted for more than 10% of consolidated revenue.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-95

17.  Acquisition and Divestiture
Acquisition of Intevac, Inc.
On 31 March 2025, the Company completed the acquisition of Intevac, Inc., a supplier of thin-film processing systems for total consideration of $119 million, which primarily consisted of cash paid for all of the outstanding common stock and special dividend. The acquisition aligns with the Company's strategy to integrate important components and manufacturing processes. Pro forma results of operations for this acquisition have not been presented because they are not material to the Company’s Consolidated Profit and Loss Account.
In connection with the acquisition, the Company recorded approximately $97 million of net tangible assets, primarily consisted of cash and investments, $19 million of intangible assets and $2 million of goodwill, none of which is expected to be deductible for tax purposes. The Company is amortizing the intangible assets on a straight-line basis over an estimated useful life of three years.

Divestiture
Sale of SoC Operations
On 23 April 2024, the Company entered into an Asset Purchase Agreement with Avago Technologies International Sales Pte. Limited (“Purchaser”), a subsidiary of Broadcom Inc., and sold certain intellectual property, equipment and other assets related to the design, development and manufacture of its SoC products to Purchaser. Purchaser and its affiliates also offered employment to certain of the Company’s employees engaged in the SoC operations. In connection with this transaction, the Company and Purchaser have also restructured certain pre-existing purchasing agreements (collectively, the “Transaction”). Total consideration for this Transaction was $600 million, including cash proceeds of $560 million at close. The remaining $40 million relates to standard indemnification clauses, of which $25 million was received during fiscal year 2025 and $15 million is recorded in Other Debtors - amounts due within one year on the Consolidated Balance Sheet as of 27 June 2025. The agreement also contains regulatory review indemnification clauses agreed to by both parties in conjunction with the transaction closing.
Based on the valuation performed by the Company, $234 million of the consideration was attributable to the restructuring of pre-existing purchase agreements and recorded as a deferred liability within Other Creditors - amounts due after one year on the Consolidated Balance Sheet as of 28 June 2024. The deferred liability is expected to be recognized ratably over the terms of the restructured purchase agreements. Estimating the fair value of the restructuring of pre-existing purchase agreements is judgmental in nature and involves the use of estimates and assumptions. The Company estimated the fair value of its restructuring of pre-existing purchase agreements using the market approach based on discounted cash flow analysis of management’s short-term and long-term forecast of purchase volume and average market price. The discount rate used is based on the weighted-average cost of capital of comparable public companies adjusted for the relevant risk associated with business specific characteristics. This deferred liability is classified in Level 3 of the fair value hierarchy.
As a result of the Transaction, the Company recorded a pre-tax net gain of $313 million from the sale of assets and transfer of liabilities, which included $18 million of goodwill allocated to SoC operations based on its relative fair value of the Company because the disposal group constituted a business for accounting purposes. This was recorded in the Net gain from business divestiture in the Consolidated Profit and Loss Account during fiscal year 2024. For the fiscal year 2024, the net proceeds of $226 million, net of transaction costs paid, from this Transaction was recorded as an operating inflow and $326 million was recorded as an investing inflow on the Company’s Consolidated Statement of Cash Flows. The Transaction did not meet the criteria of discontinued operation because the disposal did not represent a strategic shift that had a major effect on the Company’s operations and financial results.
18.  Post Balance Sheet Events
Dividend Declared

A-96	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

On 29 July 2025, the Board of Directors of the Company declared a quarterly cash dividend of $0.72 per share, which will be payable on 9 October 2025 to shareholders of record as of the close of business on 30 September 2025.
2028 Exchangeable Notes
As of the calendar quarter ended 30 June 2025 (subsequent to the Company’s Consolidated Balance Sheet date), the conditional conversion feature of the 2028 Notes was triggered, based on the price of the Company’s ordinary shares, as the last reported sale price of the Company’s ordinary shares was at least 130% of the then-applicable exchange price then in effect for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days which ended on 30 June 2025, the last trading day of the applicable calendar quarter. Accordingly, the 2028 Notes are exchangeable through 30 September 2025.
19.  Employees and Remuneration
The average number of persons employed by the Company during each year was as follows:

	Fiscal Years Ended
	27 June 2025	28 June 2024
	(in thousands)
Manufacturing	25	23
Product development	3	3
Sales, marketing, general & administrative	2	2
	30	28
Employee costs during each year consist of the following:

	Fiscal Years Ended
(Dollars in millions)	27 June 2025	28 June 2024
Salaries and wages	$1,183	$903
Social insurance costs	109	84
Other employee benefits	153	153
Share-based compensation	163	127
	$1,608	$1,267

20.  Auditor’s Remuneration
The fees paid to Ernst & Young Ireland in respect of the audit of the group accounts were $0.21 million for fiscal year ended 27 June 2025 and $0.22 million for fiscal year ended 28 June 2024. In addition, Ernst & Young Ireland received fees of $0.11 million and $0.12 million for other assurance services for fiscal years ended 27 June 2025 and 28 June 2024, respectively. Ernst & Young Ireland did not receive any fees for tax or other non-audit services for both fiscal years ended 27 June 2025 and 28 June 2024, respectively.
For fiscal year ended 27 June 2025, total auditor’s remuneration for Ernst & Young affiliates was $8.9 million, of which $7.7 million and $1.2 million were related to audit fees and audit-related fees, respectively. For fiscal year ended 28 June 2024, total auditor’s remuneration was $9.1 million, of which $7.7 million and $1.4 million were related to audit fees and audit-related fees, respectively. Ernst & Young affiliates did not receive any fees for tax or other non-audit services in the fiscal years ended 27 June 2025 and 28 June 2024, respectively.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-97

21.  Subsidiary Undertakings
The subsidiary undertakings of Seagate Technology Holdings plc which have a substantial effect on the financial position of the Company are listed below. Unless noted herein, all subsidiary undertakings are ultimately wholly owned by Seagate Technology Holdings plc and their financial results are included in the Company’s consolidated financial statements.

Company	Jurisdiction	Registered Address	Nature of Business	Percent Owned
Seagate Technology Unlimited Company	Ireland	38/39 Fitzwilliam Square, Dublin 2, D02 NX53, Ireland	Holding Company	100%
Seagate Data Storage Technology Pte Ltd	Singapore	90 Woodlands Avenue 7, 737911, Singapore	Treasury Centre and Holding Company	100%
Seagate HDD Cayman	Cayman Islands	c/o Maples Corporate Services Limited P. O. Box 309, Ugland House, South Church Street, George Town Grand Cayman KY1-1104, Cayman Islands	Holding Company	100%
Seagate Technology (US) Holdings, Inc.	Delaware	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, USA	Holding Company	100%
Seagate Technology International	Cayman Islands	c/o Maples Corporate Services Limited P. O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands	Holding Company	100%
Seagate Technology (Ireland)	Cayman Islands	c/o Maples Corporate Services Limited P. O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands	Manufacture equipment for export	100%
Penang Seagate Industries (M) Sdn. Bhd.	Malaysia	170-09-01, Livingston Tower, Janal Argyll, 10050 George Town, Pulau Pinang, Penang 10050, Malaysia	Manufacture, market and deal in all kinds of electronics data products.	100%
Seagate Technology (Ireland) – Springtown Branch	United Kingdom	c/o Maples Corporate Services Limited P. O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands	Manufacture equipment for export	100%
Seagate Singapore International Headquarters Pte. Ltd	Singapore	90 Woodlands Avenue 7, 737911, Singapore	Exports products manufactured in Asia	100%
Seagate Technology International (Wuxi) Co. Ltd	China	No. 2, Second Xingchuang Road, Wuxi Export Processing Zone B, Wuxi, Jiangsu Province, Peoples Republic of China	Design, manufacture, service, market data storage products	100%

A-98	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Company	Jurisdiction	Registered Address	Nature of Business	Percent Owned
Seagate Technology LLC	Delaware	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, USA	Dual member limited liability company – HDD operating business	100%
Seagate Technology (Thailand) Limited	Thailand	1627 Moo 7, Teparuk Road, Tambol Teparuk, Amphur Muang, Samutprakarn 10270, Thailand	Manufacturer of disk drives and related peripherals	100%
Seagate International (Johor) Sdn. Bhd	Malaysia	B-11-10, Level 11 Megan Avenue II Jalan Yap Kwan Seng Kuala Lumpur 50450, Malaysia	Manufacturer of substrates	100%
Seagate Technology Netherlands B.V.	Netherlands	Tupolevlaan 105 1119 PA Schiphol-Rijk Netherlands	Recovery Services; Holding Company	100%

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-99

SEAGATE TECHNOLOGY HOLDINGS PLC
PARENT COMPANY STATEMENT OF COMPREHENSIVE INCOME
for the period ended 27 June 2025

(Dollars in millions)	29 June 2024 to 27 June 2025	1 July 2023 to 28 June 2024
Profit (loss) for the period	$212	$(17)
Total comprehensive income (loss) for the period	$212	$(17)

A-100	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

SEAGATE TECHNOLOGY HOLDINGS PLC
PARENT COMPANY STATEMENT OF FINANCIAL POSITION
at 27 June 2025

(Dollars in millions)	Note	27 June 2025	28 June 2024
ASSETS
Fixed assets:
Financial assets – investment in subsidiary	3	$19,510	$20,057

Current assets:
Debtors, principally amounts owed by group subsidiaries		51	33
Cash		35	6
Total Assets		$19,596	$20,096
LIABILITIES AND EQUITY
Capital and reserves:
Share capital	5	$—	$—
Share premium	5	274	202
Other reserves	5	715	549
Profit and loss account		18,432	18,880
		19,421	19,631
Creditors – Amounts falling due within one year:
Amounts due to subsidiaries	4	20	317
Creditors		155	148
		175	465
Total Liabilities and Equity		$19,596	$20,096

The Company's profit for the year amounted to $212 million (2024: loss of $17 million).

Approved by the Board of Directors and signed on its behalf on 21 August 2025.

/s/ Dr. William D. Mosley	/s/ Prat S. Bhatt
Dr. William D. Mosley	Prat S. Bhatt

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-101

SEAGATE TECHNOLOGY HOLDINGS PLC
PARENT COMPANY STATEMENT OF CHANGES IN EQUITY
at 27 June 2025

(Dollars in millions)	Share Capital	Share Premium	Merger Reserve	Other Reserves	Profit and Loss Account	Total
Balance at 30 June 2023	$—	$136	$—	$422	$19,522	$20,080
(Loss) for the period	—	—	—	—	(17)	(17)
Total comprehensive (loss) for the period	—	—		—	(17)	(17)
Transactions with owners recorded directly in equity:
Tax withholding related to vesting of restricted share units	—	—	—	—	(38)	(38)
Issuance of shares in respect of share-based payment plans	—	66	—	—	—	66
Dividends to shareholders	—	—	—	—	(587)	(587)
Share-based compensation	—	—	—	127	—	127
Total transactions with owners	—	66	—	127	(625)	(432)
Balance at 28 June 2024	$—	$202	$—	$549	$18,880	$19,631
Profit for the period	—	—	—	—	212	212
Total comprehensive income for the period	—	—	—	—	212	212
Transactions with owners recorded directly in equity:
Tax withholding related to vesting of restricted share units	—	—	—	—	(54)	(54)
Issuance of shares in respect of share-based payment plans	—	72	—	—	—	72
Dividends to shareholders	—	—	—	—	(606)	(606)
Share-based compensation	—	—	—	166	—	166
Total transactions with owners	—	72	—	166	(660)	(422)
Balance at 27 June 2025	$—	$274	$—	$715	$18,432	$19,421

A-102	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

SEAGATE TECHNOLOGY HOLDINGS PLC
NOTES TO THE PARENT COMPANY FINANCIAL STATEMENTS
1.  Accounting Policies
Accounting Convention and Basis of Preparation of Financial Statements. The financial statements of Seagate Technology Holdings plc present the statement of comprehensive income, statement of financial position and statement of changes in equity on a stand-alone basis, including significant accounting policies. The financial statements have been prepared under the historical cost convention, except for share-based payments which are stated at their fair value, in accordance with Irish law and Financial Reporting Standard 102 (“FRS 102”), (The Financial Reporting Standard applicable in the UK and Republic of Ireland) issued by the Financial Reporting Council (Generally Accepted Accounting Practice in Ireland), and on a going concern basis. The financial statements are presented in United States dollars, which is the Company’s functional and presentational currency, and are rounded to the nearest million.
Reduced Disclosure Framework Exemptions Adopted. In accordance with FRS 102, the Company has taken advantage of the following disclosure exemptions as equivalent disclosures are available in the publicly filed financial statements of the group, Seagate Technology Holdings plc, which consolidates the results of the Company: 1) requirements of Section 7 Statement of Cash Flows and paragraph 3.17(d); 2) requirements of Section 33 Related Party Disclosures paragraph 33.7; and 3) Section 26 Share based payment paragraph 26.18 (b), 26.19 to 26.21 and 26.23.
In accordance with Sections 304 (1) and 304 (2) of the Companies Act 2014, the Company is availing of the exemption from presenting the individual profit and loss account. For fiscal year 2025, the Company’s net income was $212 million.
Related Party Transactions. The Company has availed itself of the exemption provided in FRS 102, Related Party Disclosures, which exempts disclosure of transactions entered into between two or more members of a group, provided that any subsidiary undertaking which is a party to the transaction is wholly owned by a member of that group.
Investment in Subsidiary. The Company’s investment in Seagate Technology Unlimited Company (formerly known as Seagate Technology plc), a wholly owned subsidiary, was recorded at cost which equaled fair value on 18 May 2021, the date that the Company became the parent of Seagate Technology Unlimited Company, based on the Company’s market capitalization at that time. This initial valuation is the Company’s cost basis for its investment in Seagate Technology Unlimited Company. The investment is tested for impairment annually.
Amounts due to subsidiaries. Intercompany notes payable are repayable on demand and hence are recorded at the transaction price.
Guarantees and Contingencies. The Company has guaranteed certain liabilities and credit arrangements of group entities. The Company reviews the status of these guarantees at each reporting date and considers whether it is required to make a provision for payment on those guarantees based on the probability of the commitment being called.
The Company concluded that as the likelihood of the guarantees being called upon is remote, no provisions for any guarantees have been booked to these financial statements.
Dividend Income. Dividend income is recognized when the right to receive payment is established, the amount of which can be reliably measured and it is probable that collectability is reasonably assured.
Share-based Payments. The Seagate Technology group operates several share-based payment plans. The share-based payment expense associated with the share plans is recognized as an expense by the entity which receives services in exchange for the share-based compensation. On an individual undertaking basis, the statement of comprehensive income is charged with the expense related to the services received by Seagate Technology Holdings plc. The remaining portion of the share-based payments represents a contribution to group entities and is added to the carrying amount of those investments.
Taxation. Corporation tax is provided on taxable profits at the current rates.
Deferred taxation is accounted for in respect of all timing differences at expected tax rates. Timing differences arise from the inclusion of items of income and expenditure in tax computations in periods different from those in which they are included in the financial statements. A deferred tax asset is recognized only to the extent that it is probable that they will be recovered against the reversal of deferred tax liabilities or other future taxable profits.
On October 8, 2021, the Organisation for Economic Co-operation and Development (OECD) announced the OECD/G20 Inclusive Framework on Base Erosion and Profit Shifting (BEPS), which agreed to a two-pillar solution to address tax challenges arising from digitalization of the economy. On December 20, 2021, the OECD released Pillar Two Model Rules defining the global minimum tax (GloBE), which calls for the taxation of large corporations at a minimum rate of 15%. The OECD continues to release additional guidance on the global minimum tax. The enactment of Pillar Two legislation did not have a material and adverse effect on the Company's financial statements in the fiscal year 2025.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-103

The Company applies the exception to recognizing and disclosing information about deferred tax assets and liabilities related to Pillar 2 income taxes, as provided in the amendments to FRS102 issued in May 2023.
Foreign Currency. Transactions denominated in foreign currencies are recorded in the Company’s functional currency by applying the spot rate as at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are retranslated at the rate of exchange ruling at the statement of financial position date. All differences are taken to the Statement of Comprehensive Income.
Judgments and key sources of estimation uncertainty. Preparation of the financial statements requires management to make significant judgments and estimates. The following judgments and estimates have the most significant effect on the amounts included in the financial statement. Financial Assets: Investments in subsidiaries (see Note 3), are stated at cost less any accumulated impairment and are reviewed for impairment if there are indicators that the carrying value may not be recoverable. Impairment assessment is considered as part of the group’s overall impairment assessment. No indicators of impairment have been identified in the current year related to Financial Assets: Investments in subsidiaries.
2.  History and Description of the Company
The Company was originally formed as a private company (initially named Sesamerow Limited and then renamed Seagate Technology Holdings Limited) and was later converted to a public company under Section 1291 of the Companies Act 2014, for the purposes of facilitating the acquisition of all the shares of Seagate Technology plc (subsequently Seagate Technology Unlimited Company), an Irish company whose shares were listed on the NASDAQ Global Select Market (“NASDAQ”). Shares of Seagate Technology Holdings plc began trading on NASDAQ under the symbol “STX” on 19 May 2021.
The principal activity of Seagate Technology Holdings plc is an investment holding company. Seagate Technology Holdings plc is the parent company of subsidiaries that design, manufacture, market and sell data storage products. The Company had three employees as of 27 June 2025 and 28 June 2024, respectively.
The Company's registration number is 606203 and it is registered at 10 Earlsfort Terrace, Dublin 2, Ireland D02 T380.
On 17 November 2023, the Company registered a branch in Singapore under Singapore law.
3.  Financial Assets – Investment in Subsidiary

(Dollars in millions)	Amount
At 30 June 2023	$20,023
Capital contribution in respect of share-based payment plans	120
Share-based compensation charge recharged to subsidiaries	(86)
At 28 June 2024	$20,057
Capital contribution in respect of share-based payment plans	158
Share-based compensation charge recharged to subsidiaries	(135)
Redemption of Class B shares	(570)
At 27 June 2025	$19,510

At 27 June 2025, the Company had the following subsidiaries:

Company name	Registered office	Nature of business
Seagate Data Storage Technology Pte Ltd	Singapore	Investment holding
Seagate Technology (SG) Pte. Ltd	Singapore	Investment holding
Seagate Technology Unlimited Company	Ireland	Investment holding
Seagate Systems Ireland Ltd	Ireland	Administrative functions

A-104	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

The above subsidiary holdings represent 100% of the common shares of the subsidiaries, which are unlisted.
On 22 April 2024, Seagate Technology Unlimited Company transferred all of its common shares held in Seagate Technology, a Cayman Islands company, to the Company pursuant to a capital reduction. This transaction resulted in Seagate Technology moving from an indirect to a direct investment with no net impact on the Company’s financial fixed assets. As the Company held and controlled the same assets before and after these transactions, the total of the Company’s financial fixed assets remained the same, as the transactions in substance resulted in a reallocation of value between two wholly owned subsidiaries.
Subsequently, on 20 June 2024, Seagate Technology legally merged into Seagate Technology Holdings plc. As a result, the Company became the direct parent company of Seagate Data Storage Technology Pte Limited, Seagate Technology (SG) Pte Limited and Seagate Systems Ireland Limited.
On 3 December 2024, Seagate Technology Holdings plc received a cash payment of $570 million from Seagate Data Storage Technology Pte. Ltd. in a partial redemption of Redeemable B Preference Shares held by Seagate Technology Holdings plc. The redeemed shares were derecognised from Seagate Technology Holdings plc.’s investment in Seagate Data Storage Technology Pte. Ltd., and the transaction was recorded as a capital return. On 10 June 2025, the remaining balance of Redeemable B Preference Shares were converted to Ordinary Shares, which continue to be held by the Company as part of its Financial assets - Investment in subsidiary line item on the Company’s Statement of Financial Position. The Company recorded no adjustment to the carrying value as a result of this conversion.
The Company periodically reassess the recoverable amount of the Financial Assets - Investment in Subsidiary. For the years ended 27 June 2025 and 28 June 2024, respectively, the Company determined that no impairment was required.
In the opinion of the directors, the total value of the financial assets held on 27 June 2025 of $19,510 million is at least equal to the carrying value on the Statement of Financial Position.
4.  Amounts Due to Subsidiaries
During fiscal year 2025, the Company borrowed $267 million in the form of notes due to Seagate Singapore International Headquarters Pte Ltd and repaid a total of $563 million in outstanding balances under these notes. The balance outstanding as of 27 June 2025 of $20 million is unsecured, interest free and due on demand. During fiscal year 2024, the Company borrowed $296 million in the form of notes due to Seagate Singapore International Headquarters Pte Ltd, which are repayable on demand with interest charged at Secured Overnight Financing Rate (“SOFR”) plus 2%. The remaining balance outstanding as of 28 June 2024 of $21 million is unsecured, interest free and due on demand.
5.  Equity
Share Capital

	27 June 2025	28 June 2024
(Dollars in millions)
Authorized:
40,000 deferred shares of €1 par value per share	$—	$—
1,250,000,000 ordinary shares of $0.00001 par value per share	—	—
100,000,000 undesignated preferred shares of $0.00001 par value per share	—	—
	$—	$—

	27 June 2025	28 June 2024
(Dollars in millions)
Allotted, Called Up, and Fully Paid:
39,994 (2024: 39,994) deferred shares of €1 par value per share	—	—
212,668,547 (2024: 210,182,269) ordinary shares of $0.00001 par value per share	—	—
	$—	$—

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	A-105

	Number of Ordinary Shares	Share Capital
	(In millions)	(Dollars in millions)
Balance at 30 June 2023	207	$—
Tax withholding related to vesting of restricted share units	(1)	—
Issuance of ordinary shares in respect of share-based payment plans	4	—
Balance at 28 June 2024	210	$—
Tax withholding related to vesting of restricted share units	—	—
Issuance of ordinary shares in respect of share-based payment plans	3	—
Balance at 27 June 2025	213	207
“Note 9. Capital and Reserves” to the consolidated financial statements provides additional information regarding repurchase and cancellation of ordinary shares.
Share Premium
This reserve records the amount above the nominal value received for shares sold, less transaction costs.
Merger Reserves
This reserve records the excess of the fair value of Seagate Technology plc and its subsidiaries above the nominal value of shares issued by the Company in connection with a scheme of arrangement under Irish law in exchange for the Seagate Technology plc shares.
6.  Share-based Payments
Total share-based payment expense in respect of share-based payment plans was $166 million and $127 million for fiscal years ended 27 June 2025 and 28 June 2024, respectively, with $158 million and $120 million included as a capital contribution in Investment in subsidiary “Note 3. Financial Assets – Investment in Subsidiary” for fiscal years ended 27 June 2025 and 28 June 2024, respectively. The share-based payment charge in the parent company financial statements is calculated and recognized on a graded basis as opposed to a straight line basis in the consolidated financial statements. The Company has applied the requirements of Section 26 of FRS 102. “Note 10. Share-based Compensation” of the consolidated financial statements contains relevant disclosures on the Company's share-based payment plans.
7.  Auditor’s Remuneration
The fees paid to Ernst & Young Ireland in respect of the audit of the Company individual accounts were $0.06 million for fiscal year ended 27 June 2025 and $0.06 million for fiscal year ended 28 June 2024. In addition, Ernst & Young Ireland received fees of $0.26 million and $0.28 million for other assurance services in those periods, respectively. Ernst & Young Ireland did not receive any fees for tax or other non-audit services in 2025 or 2024. “Note 20. Auditor’s Remuneration” to the consolidated financial statements provides additional information regarding auditor’s remuneration.
8.  Directors’ Emoluments
Director’s emoluments and interests are presented on page A-47 and page A-92 of this Annual Report.
9.  Post Balance Sheet Events
Dividend Declared
On 29 July 2025, the Company’s Board of Directors declared a quarterly cash dividend of $0.72 per share, which will be payable on 9 October 2025 to shareholders of record as of the close of business on 30 September 2025.
10.  Approval of Financial Statements
The directors approved the financial statements and authorized them for issue on 21 August 2025.

A-106	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Appendix B
SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
1.PURPOSE
The purpose of this Plan is to provide an opportunity for Employees of Seagate Technology Holdings plc, an Irish company and its Designated Subsidiaries to purchase Ordinary Shares and thereby to have an additional incentive to contribute to the prosperity of the Corporation. It is the intention of the Corporation that the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code and the Plan shall be administered in accordance with this intent (the “423 Plan”). In addition, the Plan authorizes the grant of options pursuant to sub-plans or special rules adopted by the Committee designed to achieve desired tax or other objectives in particular locations outside of the United States (together such sub-plans and special rules are referred to herein as “Non-423 Sub-Plans”), which Non-423 Sub-plans shall not be required to comply with the requirements of Section 423 of the Code or all of the specific provisions of the Plan, including but not limited to terms relating to eligibility, Offering Periods, Purchase Periods or Purchase Price.
2.DEFINITIONS
2.1.“Applicable Law” shall mean the legal requirements relating to the administration of an employee stock purchase plan under applicable Irish corporate laws, U.S. federal and applicable state laws (including the Code) and any stock exchange rules or regulations and the applicable laws governing the grant of options and the issuance of shares under an employee stock purchase plan in any country or jurisdiction where the Plan will be offered, as such laws, rules, regulations and requirements shall be in place from time to time.
2.2.“Beneficial Owner” means the definition given in Rule 13d-3 promulgated under the Exchange Act.
2.3.“Board” shall mean the Board of Directors of the Corporation.
2.4.“Change of Control” shall mean the consummation or effectiveness of any of the following events:
2.4.1.The sale, exchange, lease or other disposition of all or substantially all of the assets of the Corporation to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;
2.4.2.A merger, reorganization, recapitalization, consolidation or other similar transaction involving the Corporation in which the voting securities of the Corporation owned by the shareholders of the Corporation immediately prior to such transaction do not represent more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such transaction;
2.4.3.Any person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting securities of the Corporation (including by way of merger, takeover (including an acquisition by means of a scheme of arrangement), consolidation or otherwise); or
2.4.4.During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Corporation was approved by a vote of a majority of the directors of the Corporation then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office.
Notwithstanding the foregoing, a restructuring of the Corporation for the purpose of changing the domicile of the Corporation (including, but not limited to, any change in the structure of the Corporation resulting from the process of moving its domicile between jurisdictions), reincorporation of the Corporation or other similar transaction involving the Corporation (а “Restructuring Transaction”) will not constitute a Change of Control if, immediately after the Restructuring Transaction, the shareholders of the Corporation immediately prior to such Restructuring Transaction represent, directly or indirectly, more than fifty percent (50%) of the total voting power of the surviving entity.
2.5.“Сᴏԁе” shall mean the U.S. Internal Revenue Code of 1986, as amended. Any reference herein to a section of the Code or United States Treasury Regulation thereunder shall include a reference to any successor or amended section of the Code or Treasury Regulations.
2.6.“Committee” shall mean the committee appointed by the Board in accordance with Section 15 of the Plan.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	B-1

2.7.“Companies Act” shall mean the Companies Act 2014 of Ireland.
2.8.“Compensation” shall mean an Employee’s base cash compensation and commissions, but shall exclude such items as allowances, differentials, bonuses or premiums such as those for working shifts or overtime, payments for incentive compensation, incentive payments, bonuses, income from the exercise, vesting and/or the sale, exchange or other disposition of a compensatory share award granted to the Employee by the Corporation or a Designated Subsidiary, and other forms of extraordinary compensation. The Committee shall have the authority to determine and approve all forms of pay to be included in the definition of Compensation and may change the definition on a prospective basis.
2.9.“Corporation” shall mean Seagate Technology Holdings plc, a public company incorporated under the laws of the Republic of Ireland with limited liability under registered number 606203, or any successor thereto.
2.10.“Designated Subsidiary” shall mean a Subsidiary that has been designated by the Committee in its sole discretion as eligible to participate in the Plan with respect to its Employees.
2.11.“Effective Date” shall mean the date on which the registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission pursuant to Rule 424 under the Securities Act for the initial public offering of Seagate Technology common stock (the “Registration Statement”) became effective.
2.12.“Employee” shall mean an individual classified as an employee (within the meaning of Code Section 3401(c) and the regulations thereunder) by the Corporation or a Designated Subsidiary on the Corporation’s or such Designated Subsidiary’s payroll records. Individuals classified as independent contractors, consultants, advisers, or members of the Board or the board of directors of a Designated Subsidiary are not considered “Employees” by virtue of such station.
2.13.“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.
2.14.“Fair Market Value” shall mean, as of any date of determination (i.e., an Offering Date or Purchase Date, as appropriate), the value of a Share determined as follows: (i) if the Ordinary Shares are listed on any established stock exchange (including the New York Stock Exchange) or traded on the NASDAQ Global Select Market, the Fair Market Value of a Share shall be the closing per-share sales price of such Shares as reported on such date on the composite tape of the principal national securities exchange on which such Shares are listed or admitted to trading or, if no composite tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading; or (ii) if the Shares are not listed or admitted to trading on a national securities exchange, then the Fair Market Value of a Share shall be determined in good faith by the Board, and, to the extent appropriate, based on the application of a reasonable valuation method.
2.15.“Offering Date” shall mean the first Trading Day of an Offering Period under the Plan.
2.16.“Offering Period” shall mean a period during which options to purchase Ordinary Shares may be granted pursuant to the Plan and may be purchased on one or more Purchase Dates. The duration and timing of Offering Periods may be changed or modified by the Committee from time to time in accordance with Section 4.3.
2.17.“Offering Price” shall mean the Fair Market Value of a Share on the Offering Date of an Offering Period.
2.18.“Officer” shall mean a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
2.19.“Ordinary Share” or “Share” means an ordinary share of the Corporation, nominal value US$0.00001.
2.20.“Participant” shall mean a participant in the Plan as described in Section 5 of the Plan.
2.21.“Plan” shall mean this Employee Stock Purchase Plan, as amended and restated.
2.22.“Purchase Date” shall mean the last Trading Day of each Purchase Period.
2.23.“Purchase Period” shall mean one or more periods within an Offering Period as may be specified by the Committee in accordance with Section 4.3.
2.24.“Purchase Price” shall have the meaning set out in Section 8.2.
2.25.“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.
2.26.“Shareowner” shall mean a record holder of Ordinary Shares entitled to vote such Shares under the Corporation’s by-laws.

B-2	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

2.27.“Subsidiary” shall mean any entity treated as a corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, within the meaning of Code Section 424(f), whether or not such corporation now exists or is hereafter organized or acquired by the Corporation or a Subsidiary, which is also a subsidiary within the meaning of Section 155 of the Companies Act.
2.28.“Trading Day” shall mean a day on which U.S. national stock exchanges and the national market system are open for trading and the Ordinary Shares are being publicly traded on one or more of such exchanges or markets.
3.ELIGIBILITY
3.1.Any individual who is an Employee on an Offering Date shall be eligible to participate in the Plan with respect to the Offering Period commencing on such Offering Date. The Committee may establish administrative rules requiring that an individual be an Employee for some minimum period (not to exceed 30 days) prior to an Offering Date to be eligible to participate with respect to the Offering Period beginning on that Offering Date.
3.2.The Committee may determine that a designated group of highly compensated Employees is ineligible to participate in the Plan so long as the excluded category fits within the definition of “highly compensated employee” in Code Section 414(q).
3.3.No Employee may participate in the Plan if immediately after an option is granted the Employee owns or is considered to own (within the meaning of Code Section 424(d)) Ordinary Shares, including Shares which the Employee may purchase by conversion of convertible securities or under outstanding options granted by the Corporation, possessing five percent (5%) or more of the total combined voting power or value of all classes of securities of the Corporation or of any of its Subsidiaries.
3.4.Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens within the meaning of Section 7701(b)(1)(A) of the Code) may be excluded from participation in the Plan if the participation of such Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan to violate Code Section 423 (or to the extent permitted under Code Section 423). In the case of any Non-423 Sub-Plan adopted pursuant to Section 16, Employees may be excluded from participation in the Plan if the Committee has determined that participation of such Employees is not advisable or practicable.
3.5.All Employees who participate in the Plan or in any separate offering thereunder shall have the same rights and privileges under the Plan or offering, except for differences that may be mandated by Applicable Law and that are consistent with Code Section 423(b)(5); provided that individuals participating in a Non-423 Sub-Plan adopted pursuant to Section 16 need not have the same rights and privileges as Employees participating in the 423 Plan.
3.6.Employees may not participate in more than one Offering Period at a time.
4.OFFERING PERIODS AND PURCHASE PERIODS
4.1.Offering Periods. With respect to Offering Periods commencing on or after February 1, 2006, the Plan shall generally be implemented by a series of six (6) month Offering Periods with new Offering Periods commencing on the first Trading Day on or after February 1 and August 1 and ending on the last Trading Day in the six-month periods ending on the next July 31 and January 31, respectively, or on such other date as the Committee shall determine, and continuing thereafter until the Plan is terminated pursuant to Section 14 hereof. The Committee shall have the authority to change the frequency and/or duration of Offering Periods (including the commencement dates thereof) in accordance with Section 4.3.
4.2.Purchase Periods. With respect to Offering Periods commencing on or after February 1, 2006, each Offering Period shall generally consist of one Purchase Period that runs concurrently with the Offering Period. The last Trading Day of each Purchase Period shall be the “Purchase Date” for such Purchase Period. Subsequent Purchase Periods, if any, shall run consecutively after the termination of the preceding Purchase Period. The Committee shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases in accordance with Section 4.3.
4.3.Changes to Offering Periods and Purchase Periods. The Committee will have the authority to establish additional or alternative sequential or overlapping Offering Periods than specified under Section 4.1, a different number of Purchase Periods within an Offering Period than specified under Section 4.2, a different duration for one or more Offering Periods or Purchase Periods or different commencement or ending dates for such Offering Periods with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter, provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. In addition, to the extent that the Committee establishes overlapping Offering Periods with more than one Purchase Period in each Offering Period, the Committee will have discretion to structure an Offering Period so that if the Fair Market Value of the Ordinary Shares on any Purchase Date within an Offering Period is less than or equal to the Fair Market Value of the Ordinary Shares on the first Trading Day of that Offering Period, then (i) that Offering Period will terminate

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	B-3

immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering Period will be automatically enrolled in a new Offering Period beginning on the first Trading Day of such new Purchase Period.
4.4.Separate Offerings. Unless otherwise specified by the Committee, each offering of the Plan to Employees of the Corporation or a Designated Subsidiary shall be deemed a separate offering for purposes of Section 423 of the Code, even if the dates and other terms of the applicable Offering Periods of each such offering are identical, and the provisions of the Plan will separately apply to each such separate offering. With respect to the 423 Plan, the terms of separate offerings need not be identical provided that the terms of the Plan and each separate offering together satisfy Section 423 of the Code.
5.PARTICIPATION
5.1.An eligible Employee may authorize payroll deductions at the rate of any whole percentage of the Employee’s Compensation, not to exceed ten percent (10%) (or such other percentage as the Committee may establish from time to time before an Offering Date) of such Employee’s Compensation on each payday during the Offering Period. All payroll deductions will be held in a general corporate account or a trust account, unless otherwise required by Applicable Law. No interest shall be paid or credited to the Participant with respect to such payroll deductions, unless otherwise required by Applicable Law. The Corporation shall maintain a separate bookkeeping account for each Participant under the Plan and the amount of each Participant’s payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account, unless payroll deductions are prohibited under Applicable Law, in which case the provisions of Section 5.3 of the Plan shall apply.
5.2.Once an Employee becomes a Participant in an Offering Period, then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of such prior Offering Period at the same contribution level unless the Participant withdraws from the Offering Period as set forth in Section 5.4 below or otherwise changes his or her rate of contribution as set forth in Section 5.5 below. A Participant that is automatically enrolled in a subsequent Offering Period pursuant to this Section 5.2 is (i) not required to file any additional enrollment form in order to continue participation in the Plan and (ii) will be deemed to have accepted the terms and conditions of the Plan, any Non-423 Sub-Plan and enrollment form in effect at the time each subsequent Offering Period begins, subject to Participant’s right to withdraw from the Plan in accordance with the withdrawal procedures in effect at the time.
5.3.Notwithstanding any other provisions of the Plan to the contrary, in locations where Applicable Law prohibits payroll deductions, an eligible Employee may elect to participate through contributions to his or her account under the Plan in a form acceptable to the Committee. In such event, any such Employees shall be deemed to be participating in a Non-423 Sub-Plan, unless the Committee otherwise expressly provides that such Employees shall be treated as participating in the Plan or a separate offering thereunder.
5.4.Under procedures and at times established by the Committee, a Participant may withdraw from the Plan during a Purchase Period, by completing and filing a new payroll deduction authorization and Plan enrollment form with the Corporation or by following electronic or other procedures prescribed by the Committee. If a Participant withdraws from the Plan during a Purchase Period, his or her accumulated payroll deductions will be refunded to the Participant without interest (unless payment of interest is required by Applicable Law), his or her right to participate in the current Offering Period will be automatically terminated and no further payroll deductions for the purchase of Ordinary Shares will be made during the Offering Period. The Committee may establish rules pertaining to the timing of withdrawals, limiting the frequency with which Participants may withdraw and re-enroll in the Plan and may impose a waiting period on Participants wishing to re-enroll following withdrawal.
5.5.A Participant may change his or her rate of contribution through payroll deductions only during an open enrollment period or such other times specified by the Committee by filing a new payroll deduction authorization and Plan enrollment form or by following electronic or other procedures prescribed by the Committee. If a Participant has not followed such procedures to change the rate of contribution, the rate of contribution shall continue at the originally elected rate throughout the Purchase Period and future Purchase Periods (including Purchase Periods of subsequent Offering Periods). Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, the Committee may reduce a Participant’s payroll deductions to zero percent (0%) at any time during a Purchase Period scheduled to end during the current calendar year. Payroll deductions shall re-commence at the rate provided in such Participant’s enrollment form at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 5.4.
6.TERMINATION OF EMPLOYMENT; CHANGES IN EMPLOYMENT
6.1.Termination. In the event any Participant terminates employment with the Corporation and its Designated Subsidiaries for any reason (including death) prior to the expiration of a Purchase Period, the Participant’s participation in the Plan shall terminate and all amounts credited to the Participant’s account shall be paid to the Participant or, in the case of death, to the Participant’s heirs or estate, without interest. Whether a termination of employment has occurred shall be determined by the Committee. Notwithstanding the foregoing, if a Participant’s termination of employment occurs within a certain period of time as specified by the Committee (not to exceed 30 days) prior to the Purchase Date of the Purchase Period then in progress, his or her option for the purchase of Ordinary Shares will be exercised on such Purchase Date in accordance with Section 9 as if such Participant were still employed by the Corporation or a Designated Subsidiary.

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Following the purchase of Shares on such Purchase Date, the Participant’s participation in the Plan shall terminate and all remaining amounts credited to the Participant’s account shall be paid to the Participant or, in the case of death, to the Participant’s heirs or estate, without interest (unless payment of interest is required by Applicable Law).
6.2.Leaves of Absence. The Committee may also establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment, and the Committee may establish termination of employment procedures for this Plan that are independent of similar rules established under other benefit plans of the Corporation and its Subsidiaries, provided, however, that such procedures are not in conflict with the requirements of Section 423 of the Code.
6.3.Transfers. If a Participant transfers employment between the Corporation and a Designated Subsidiary participating in the 423 Plan (as set forth in Appendix A to the Plan) or between Designated Subsidiaries participating in the 423 Plan, his or her participation in the Plan shall continue unless and until otherwise terminated in accordance with the Plan. Similarly, if a Participant transfers employment between Designated Subsidiaries participating in a Non-423 Sub-Plan (as set forth in Appendix A to the Plan), his or her participation in the Plan shall continue unless and until otherwise terminated in accordance with the Plan.
If a Participant transfers employment from the Corporation or a Designated Subsidiary participating in the 423 Plan to a Designated Subsidiary participating in a Non-423 Sub-Plan, his or her participation in the Plan shall continue, provided, however, that such participation will be under the applicable Non-423 Sub-Plan as of the date of such transfer and all of the Participant’s accumulated payroll deductions (whether taken while the Participant was employed by the Corporation or a Designated Subsidiary participating in the 423 Plan or while the Participant is employed by a Designated Subsidiary participating in a Non-423 Sub-Plan) shall be used to purchase Shares under the applicable Non-423 Sub-Plan, subject to the Participant’s right to withdraw from the Plan in accordance with the withdrawal procedures in effect at such time.
If a Participant transfers employment from a Designated Subsidiary participating in a Non-423 Sub-Plan to the Corporation or a Designated Subsidiary participating in the 423 Plan, any accumulated payroll deductions taken while the Participant was employed by a Designated Subsidiary participating in a Non-423 Sub-Plan shall be used to purchase Shares under the applicable Non-423 Sub-Plan on the next Purchase Date following such transfer; however, no new payroll deductions shall be taken for the remainder of the Purchase Period in which the transfer occurs, and as of the next Offering Date following such transfer, the Participant shall participate in the 423 Plan and payroll deductions shall automatically resume and be used to purchase Shares under the 423 Plan, subject to the Participant’s right to withdraw from the Plan in accordance with the withdrawal procedures in effect at such time.
Notwithstanding the foregoing provisions of this Section 6.3, the Committee may establish additional and/or different rules to govern transfers of employment among the Corporation and any Designated Subsidiary, consistent with any applicable requirements of Code Section 423 and the terms of the Plan.
7.SHARES
Subject to adjustment as set forth in Section 11, the maximum number of Ordinary Shares, which may be issued pursuant to the Plan shall be seventy million (70,000,000) Shares. Subject to adjustment as set forth in Section 11, the maximum number of Shares that may be granted collectively to all Participants within any given Purchase Period is one and one-half million (1,500,000) Shares, unless and until the Board determines otherwise with respect to a Purchase Period. If, on a given Purchase Date, the number of Shares with respect to which options are to be exercised exceeds either maximum, the Corporation shall make pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. The Shares subject to the Plan may be unissued Shares or reacquired Shares, bought on the market or otherwise. For avoidance of doubt, up to the maximum number of Ordinary Shares reserved under this Section 7 may be used to satisfy purchases of Ordinary Shares under the 423 Plan and any remaining portion of such maximum number of Ordinary Shares may be used to satisfy purchases of Ordinary Shares under any Non-423 Sub-Plans.
8.OFFERING
8.1.On the Offering Date of each Offering Period, each eligible Employee participating in the Plan shall be granted an option to purchase that number of Shares, not to exceed one thousand (1,000) Shares (or such other number of Shares as determined by the Committee and subject to adjustment as set forth in Section 11), which may be purchased with the payroll deductions accumulated on behalf of such Employee during each Purchase Period at the purchase price specified in Section 8.2 below, subject to the additional limitation that no Employee participating in the Section 423 Plan shall be granted an option to purchase Shares under the Plan if such option would permit his or her rights to purchase Shares under all employee stock purchase plans (described in Section 423 of the Code) of the Corporation and its Subsidiaries to accrue at a

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	B-5

rate which exceeds U.S. twenty-five thousand dollars (U.S. $25,000) of the Fair Market Value of such Shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of the Plan, an option is “granted” on a Participant’s Offering Date. An option will expire upon the earlier to occur of (i) the termination of a Participant’s participation in the Plan or such Offering Period, (ii) the grant of an option to such Participant on a subsequent Offering Date, or (iii) the termination of the Offering Period. This Section 8.1 shall be interpreted so as to comply with Code Section 423(b)(8).
8.2.The Purchase Price under each option shall be with respect to a Purchase Period the lower of (i) a percentage (not less than eighty-five percent (85%)) established by the Committee (“Designated Percentage”) of the Offering Price, or (ii) the Designated Percentage of the Fair Market Value of a Share on the Purchase Date on which the Shares are purchased; provided that the Purchase Price may be adjusted by the Committee pursuant to Sections 11 or 12 in accordance with Section 424(a) of the Code. The Committee may change the Designated Percentage with respect to any future Offering Period, but not to below eighty-five percent (85%), and the Committee may determine with respect to any prospective Offering Period that the purchase price shall be the Designated Percentage of the Fair Market Value of a Share on the Purchase Date.
9.PURCHASE OF SHARES
Unless a Participant withdraws from the Plan as provided in Section 5.4 or except as provided in Sections 12 or 14 hereof, on the last Trading Day of each Purchase Period, a Participant’s option shall be exercised automatically for the purchase of that number of Shares which the accumulated payroll deductions credited to the Participant’s account at that time shall purchase at the applicable price specified in Section 8.2. Only whole Shares will be delivered under the Plan. To the extent the number of Shares purchased pursuant to this Section 9 is in excess of a whole Share, such notional fractional Shares will be accumulated until such accumulation reaches at least one whole Share, at which point such Share shall be issued or transferred to the Participant in accordance with this Section 9.
At the time the Shares are purchased or at the time some or all of the Shares issued under the Plan are disposed of (or at any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for any withholding obligation of the Corporation or a Designated Subsidiary with respect to federal, state, local and foreign income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to participation in the Plan and legally applicable to the Participant (including any amount deemed by the Committee, in its sole discretion, to be an appropriate charge to Participant even if legally applicable to the Corporation or the Participant’s employer). At any time, the Corporation or the Participant’s employer may withhold from the Participant’s wages or other cash compensation the amount necessary for the Corporation or the Participant’s employer to meet applicable withholding obligations, including any withholding required to make available to the Corporation or the Participant’s employer any tax deductions or benefits attributable to the sale or early disposition of the Shares by the Participant. In addition or in the alternative, the Corporation or the Participant’s employer may withhold from the proceeds of the sale of Shares or by any other method of withholding the Corporation or the Participant’s employer deems appropriate.
10.PAYMENT AND DELIVERY
As soon as practicable after the exercise of an option, the Corporation shall deliver to the Participant a record of the Ordinary Shares purchased and the balance of any amount of payroll deductions credited to the Participant’s account not used for the purchase, except as specified below. The Committee may permit or require that Shares be deposited directly with a broker designated by the Committee or to a designated agent of the Corporation, and the Committee may utilize electronic or automated methods of share transfer. The Committee may require that Shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of the disposition of such Shares. The Corporation shall retain the amount of payroll deductions used to purchase Shares as full payment for the Shares and the Shares shall then be fully paid and non-assessable. No Participant shall have any voting, dividend or other Shareowner rights with respect to Shares subject to any option granted under the Plan until the Shares subject to the option have been purchased and delivered to the Participant as provided in this Section 10. The Committee may in its discretion direct the Corporation to retain in a Participant’s account for the subsequent Purchase Period or Offering Period any payroll deductions which are not sufficient to purchase a whole Share or return such amount to the Participant. Any other amounts that may be left over in a Participant’s account after a Purchase Date shall be returned to the Participant.
11.RECAPITALIZATION
Subject to any required action by the Shareowners of the Corporation, if there is any change in the outstanding Ordinary Shares because of a merger, consolidation, spin-off, reincorporation, reorganization, recapitalization, dividend in property other than cash, share split, reverse share split, share dividend, liquidating dividend, extraordinary dividend or distribution,

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combination, exchange or reclassification of the Ordinary Shares (including any such change in the number of Shares effected in connection with a change in domicile of the Corporation), change in corporate structure or any other increase or decrease in the number of Ordinary Shares, or other transaction effected without receipt of consideration by the Corporation, provided that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without consideration,” the number of securities covered by each option under the Plan which has not yet been exercised and the number of securities which have been authorized and remain available for issuance under the Plan, as well as the maximum number of securities which may be purchased by a single Participant and by all Participants in the aggregate in a given Purchase Period, and the price per share covered by each option under the Plan which has not yet been exercised, may be appropriately adjusted by the Board, and the Board shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances. The Board’s determinations under this Section 11 shall be conclusive and binding on all parties.
12.LIQUIDATION AND CHANGE OF CONTROL
12.1.In the event of the proposed liquidation or dissolution of the Corporation, the Offering Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest (unless payment of interest is required by Applicable Law) to the Participants.
12.2.In the event of a Change of Control, then in the sole discretion of the Board, (1) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor entity, (2) a date established by the Board on or before the date of consummation of such Change of Control shall be treated as a Purchase Date, and all outstanding options shall be exercised on such date, (3) all outstanding options shall terminate and the accumulated payroll deductions will be refunded without interest (unless payment of interest is required by Applicable Law) to the Participants, or (4) outstanding options shall continue unchanged.
13.TRANSFERABILITY
Neither payroll deductions credited to a Participant’s bookkeeping account nor any rights to exercise an option or to receive Shares under the Plan may be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section 5.4.
14.AMENDMENT OR TERMINATION OF THE PLAN
14.1.The Plan shall continue until terminated in accordance with Section 14.2.
14.2.The Board may, in its sole discretion, insofar as permitted by Applicable Law, terminate or suspend the Plan, or revise or amend it in any respect whatsoever, except that, without approval of the Shareowners, no such revision or amendment shall increase the number of Shares subject to the Plan, other than an adjustment under Section 11 of the Plan, or make other changes for which Shareowner approval is required under Applicable Law. Upon a termination or suspension of the Plan, the Board may in its discretion (i) return, without interest (unless payment of interest is required by Applicable Law), the payroll deductions credited to Participants’ accounts to such Participants, or (ii) set an earlier Purchase Date with respect to an Offering Period and Purchase Period then in progress.
15.ADMINISTRATION
15.1.The Board or the Compensation Committee shall appoint a committee of one or more individuals to administer the Plan (the “Committee”), which, unless otherwise specified by the Board, shall consist of the members of the Corporation’s Benefits Administrative Committee, as constituted from time to time in accordance with its charter, and generally made up of senior members of management from the Corporation’s Finance and Human Resources functions. The Committee will serve for such period of time as the Board or the Compensation Committee of the Board may specify and whom the Board or the Compensation Committee of the Board may remove at any time. The Committee will have the authority and responsibility for the day-to-day administration of the Plan, the authority and responsibility specifically provided in this Plan and any additional duty, responsibility and authority delegated to the Committee by the Board or the Compensation Committee of the Board. The Committee shall have full power and authority to adopt, amend and rescind any rules and regulations which it deems desirable and appropriate for the proper administration of the Plan, to construe and interpret the provisions and supervise the administration of the Plan, to designate separate offerings under the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board or the Compensation Committee of the Board. The Committee may delegate to one or more individuals the day-to-day administration of the Plan, to the extent permitted by Applicable Law. The

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Board, the Compensation Committee of the Board and the Committee reserve the right to administer the Plan, to the extent such right otherwise exists, regardless of any delegation of authority such body may have previously made. Decisions of the Board, the Compensation Committee of the Board and the Committee, as applicable, shall be final and binding upon all participants. The Corporation shall pay all expenses incurred in the administration of the Plan.
15.2.In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Corporation and subject to section 200 of the Companies Act, members of the Board and of the Committee shall be indemnified by the Corporation against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Corporation, in writing, the opportunity at its own expense to handle and defend the same.
16.COMMITTEE RULES FOR FOREIGN JURISDICTIONS
The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of Applicable Laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions or other contributions by Participants, establishment of bank or trust accounts to hold payroll deductions or other contributions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of share certificates which vary with local requirements; however, if such varying provisions are not in accordance with the provisions of Section 423(b) of the Code, including but not limited to the requirement of Section 423(b)(5) of the Code that all options granted under the Plan shall have the same rights and privileges unless otherwise provided under the Code, then the individuals affected by such varying provisions shall be deemed to be participating under a Non-423 Sub-Plan and not the 423 Plan. The Committee may adopt Non-423 Sub-Plans applicable to particular Subsidiaries or locations, the rules of which may take precedence over other provisions of this Plan, with the exception of Section 7, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such Non-423 Sub-Plan.
17.SECURITIES LAWS REQUIREMENTS
17.1.No option granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, applicable state and foreign securities laws and the requirements of any stock exchange upon which the Shares may then be listed, subject to the approval of counsel for the Corporation with respect to such compliance. If on a Purchase Date in any Offering Period hereunder, the Plan is not so registered or in such compliance, options granted under the Plan which are not in compliance shall not be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, options granted under the Plan which are not in compliance shall not be exercised and all payroll deductions accumulated during the Offering Period (reduced to the extent, if any, that such deductions have been used to acquire Shares) shall be returned to the Participants, without interest (unless payment of interest is required by Applicable Law). The provisions of this Section 17 shall comply with the requirements of Section 423(b)(5) of the Code to the extent applicable.
17.2.As a condition to the exercise of an option, the Corporation may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned provisions of Applicable Law.
18.GOVERNMENTAL REGULATIONS
This Plan and the Corporation’s obligation to sell and deliver Ordinary Shares under the Plan shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of Shares hereunder.

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19.NO ENLARGEMENT OF EMPLOYEE RIGHTS
Nothing contained in this Plan shall be deemed to give any Employee or other individual the right to be retained in the employ or service of the Corporation or any Designated Subsidiary or to interfere with the right of the Corporation or Designated Subsidiary to discharge any Employee or other individual at any time, for any reason or no reason, with or without notice.
20.GOVERNING LAW
This Plan shall be governed by applicable laws of the State of California, without regard to such state’s conflict of laws rules.
21.EFFECTIVE DATE
This Plan became effective on the Effective Date, subject to approval of the Shareowners of the Corporation within twelve (12) months before or after its date of adoption by the Board, which approval was obtained on December 3, 2002. The previous amendment and restatement of the Plan was adopted by the Board on July 25, 2017 and was approved by the Shareowners of the Corporation on October 18, 2017. The Plan was further amended to reflect the Corporation becoming the parent company of the Seagate group of companies and assuming sponsorship of the Plan as of May 18, 2021, which was approved by the Shareowners of the Corporation effective as of May 18, 2021.
22.REPORTS
Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given or made available to Participants at least annually.
23.DESIGNATION OF BENEFICIARY FOR OWNED SHARES
With respect to Ordinary Shares purchased by the Participant pursuant to the Plan and held in an account maintained by the Corporation or its assignee on the Participant’s behalf, the Participant may be permitted to file a written designation of beneficiary, who is to receive any Shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. In addition, a Participant may be permitted to file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to the Purchase Date of an Offering Period. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective, to the extent required by Applicable Law. The Participant (and if required under the preceding sentence, his or her spouse) may change such designation of beneficiary at any time by written notice. Subject to Applicable Law (as determined by the Committee in its sole discretion), in the event of a Participant’s death, the Corporation or its assignee shall deliver any Shares and/or cash to the designated beneficiary. Subject to Applicable Law (as determined by the Committee in its sole discretion), in the event of the death of a Participant and in the absence of a beneficiary validly designated who is living at the time of such Participant’s death, the Corporation shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation in its sole discretion, may deliver (or cause its assignee to deliver) such Shares and/or cash to the spouse, or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may determine. The provisions of this Section 23 shall in no event require the Corporation to violate Applicable Law, and the Corporation shall be entitled to take whatever action it reasonably concludes is desirable or appropriate in order to transfer the assets allocated to a deceased Participant’s account in compliance with Applicable Law.
24.ADDITIONAL RESTRICTIONS OF RULE 16b-3
The terms and conditions of options granted hereunder to, and the purchase of Ordinary Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions, if any, as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	B-9

25.NOTICES
All notices or other communications by a Participant to the Corporation under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Corporation at the location, or by the person, designated by the Corporation for the receipt thereof.
26.CODE SECTION 409A AND 457A; TAX QUALIFICATION
26.1.Code Sections 409A and 457A. Options granted under the 423 Plan are exempt from the application of Section 409A and Section 457A of the Code. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Section 409A or Section 457A of the Code or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A or Section 457A of the Code, the Committee may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A or Section 457A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A or Section 457A of the Code. Notwithstanding the foregoing, the Corporation shall not have any obligation to indemnify or otherwise protect the Participant from any obligation to pay any taxes, interest or penalties pursuant to Section 409A or 457A of the Code. The Corporation makes no representation that any option to purchase Ordinary Shares under the Plan is compliant with Section 409A or Section 457A of the Code.
26.2.Tax Qualification. Although the Corporation may endeavor to (i) qualify an option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Corporation makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 27.1 hereof. The Corporation shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

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APPENDIX A
SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY
EMPLOYEE STOCK PURCHASE PLAN
PARTICIPATING EMPLOYERS
423 Plan
Seagate Technology (US) Holdings, Inc.
Seagate US LLC
Seagate Cloud Systems, Inc.
Seagate Federal, Inc.
Seagate Systems (US) Inc. (US employees)
Countries Covered by Non-423 Sub-Plan for Contractors (See Appendix B)
None
Non-423 Sub-Plan (See Appendix C)
Seagate Technology Australia Pty. Limited
Seagate Technology Canada Inc.
Seagate Technology HDD (India) Private Limited
Seagate Technology Manufacturing (Hong Kong) Limited
Seagate Technology (Ireland)
Nippon Seagate Inc.
Seagate Technology (Netherlands) B.V.
Seagate Technology (Netherlands) B.V. ‒ Belgium Branch
Seagate Technology (Netherlands) B.V. ‒ French Branch
Seagate Technology (Netherlands) B.V. ‒ Sweden Branch
Seagate Technology (Netherlands) B.V. ‒ Germany Branch
Seagate Technology (Netherlands) B.V. ‒ Switzerland PE
Seagate Technology (Netherlands) B.V. ‒ UK Branch
Seagate Technology Taiwan Ltd.
Seagate Technology (Suzhou) Co., Ltd.
Seagate Technology International (Wuxi) Co., Ltd.
Seagate Technology Israel Ltd.
Seagate Technology MEA DMCC (Dubai)
Penang Seagate Industries (M) Sdn. Bhd.
Seagate International (Johor) Sdn. Bhd.
Seagate Singapore International Headquarters Pte. Ltd.
Seagate Technology International, Singapore Branch
Seagate Technology (Thailand) Limited
Seagate Technology Services (Shanghai) Co., Ltd.
Seagate Global Business Services (Malaysia) Sdn. Bhd.
Dot Hill Singapore Pte. Ltd.
Seagate Cloud Systems Japan Ltd.
Dot Hill Systems Deutschland GmbH
Seagate Systems (Mexico) S.A. de C.V.
Seagate Systems (UK) Limited
Seagate Systems Ireland Limited
Seagate Systems (Malaysia) Sdn Bhd.
Seagate (Hangzhou) Data Recovery Services Co., Ltd.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	B-11

APPENDIX B
SUBPLAN UNDER THE SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY
EMPLOYEE STOCK PURCHASE PLAN
1.Purpose. The purpose of this subplan under the Seagate Technology Holdings Public Limited Company Employee Stock Purchase Plan (the “Subplan”) is to permit eligible contract workers who perform work for the Corporation (any one such individual a “Contractor,” and collectively, “Contractors”) in the countries designated from time to time by the Committee in its sole discretion and listed on Appendix A to the Seagate Technology Holdings Public Limited Company Employee Stock Purchase Plan (the “Plan”) to participate in the Plan.
2.Terms of the Subplan. The terms and conditions of the Subplan shall in all respects be identical to those set forth in the Plan except as set forth in this Subplan; provided, however, that the Subplan shall not be subject to the requirements of Section 423(b)(5) of the Code. Capitalized terms not otherwise defined in this Subplan shall have the same meaning as set forth in the Plan.
3.Definition of Employee. For purposes of the Subplan, references to Employees in the Plan shall include Contractors.
4.Subplan Countries. The Committee shall have the authority in its sole discretion to amend the list of countries designated by the Committee and listed on Appendix A to the Plan as necessary and desirable and for such amendments to take effect as shall be determined by the Committee in its sole and absolute discretion.
5.Terms of the Plan. Except as set forth above, Contractors who participate under the Plan shall be subject to the terms and conditions set forth in the Plan.

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APPENDIX C
SUBPLAN UNDER THE SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY EMPLOYEE STOCK PURCHASE PLAN FOR
CERTAIN EMPLOYEES OUTSIDE OF THE UNITED STATES
1.Purpose. The purpose of this subplan under the Seagate Technology Holdings Public Limited Company Employee Stock Purchase Plan (the “Subplan”) is to set forth requirements with respect to the participation by eligible Employees employed outside of the United States at Seagate Technology Australia Pty. Limited, Seagate Technology Canada Inc., Seagate Technology HDD (India) Private Limited, Seagate Technology Manufacturing (Hong Kong) Limited, Seagate Technology (Ireland), Nippon Seagate Inc., Seagate Technology (Netherlands) B.V. (including its branches: Belgium, French, Sweden, German and UK Branches, and Switzerland PE), Seagate Technology Taiwan Ltd., Seagate Technology (Suzhou) Co. Ltd., Seagate Technology International (Wuxi) Co., Ltd., Seagate Technology Israel Ltd., Seagate Technology MEA DMCC (Dubai), Penang Seagate Industries (M) Sdn. Bhd., Seagate International (Johor) Sdn. Bhd., Seagate Singapore International Headquarters Pte. Ltd., Seagate Technology International, Singapore Branch, Seagate Technology (Thailand) Limited, Seagate Technology Services (Shanghai) Co. Ltd., Seagate Global Business Services (Malaysia) Sdn. Bhd., Dot Hill Singapore Pte. Ltd., Seagate Cloud Systems Japan Ltd., Dot Hill Systems Deutschland GmbH, Seagate Systems (Mexico) S.A. de C.V., Seagate Systems (UK) Limited, Seagate Systems Ireland Limited, Seagate Systems (Malaysia) Sdn Bhd. and Seagate (Hangzhou) Data Recovery Services Co., Ltd. in the Seagate Technology Holdings Public Limited Company Employee Stock Purchase Plan (the “Plan”).
2.Terms of the Subplan. Except as set forth in this Subplan, the terms and conditions of the Subplan shall in all respects be identical to those set forth in the Plan; provided, however, that the Subplan shall not be subject to the requirements of Section 423(b)(5) of the Code. Capitalized terms not otherwise defined in this Subplan shall have the same meaning as set forth in the Plan.
3.Eligibility. Employees of Seagate Technology UK Ltd. (“Seagate UK”) or any branch office of Seagate UK who are located in Russia shall not be eligible to participate in the Plan.

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Appendix C
SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY
2022 EQUITY INCENTIVE PLAN
Adopted by Board on July 27, 2021
Initially approved by Shareholders on October 20, 2021
Amended and Restated on October [●], 2025

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TABLE OF CONTENTS

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I.PURPOSES.
The Company, by means of this Plan, seeks to provide incentives for the group of persons eligible to receive Share Awards to align their long-term interests with those of the Company’s shareholders and to perform in a manner individually and collectively that enhances the success of the Company. The Plan is further intended to provide a means by which eligible recipients of Share Awards may be given an opportunity to benefit from increases in value of the Ordinary Shares through the granting of Share Awards including, but not limited to: (i) Incentive Stock Options, (ii) Nonstatutory Share Options, (iii) Restricted Share Bonuses, (iv) Share Appreciation Rights, (v) Phantom Share Units, (vi) Restricted Share Units, (vii) Performance Share Bonuses, (viii) Performance Share Units, (ix) Deferred Share Units, and (x) Other Share-Based Awards.
II.DEFINITIONS.
2.1“Affiliate” means generally with respect to the Company, any entity directly, or indirectly through one or more intermediaries, controlling or controlled by (but not under common control with) the Company. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code. Solely with respect to the granting of any Nonstatutory Share Options or Share Appreciation Rights, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as defined in Treasury Regulation §1.409A-1(b)(5)(iii)(E).
2.2“Applicable Law” means any applicable law, including, without limitation: (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder and applicable provisions of the corporate and other laws of Ireland; (ii) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether U.S. or non-U.S., federal, state or local; and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
2.3“Beneficial Owner” means the definition given in Rule 13d-3 promulgated under the Exchange Act.
2.4“Board” means the Board of Directors of the Company.
2.5“Change of Control” means the consummation or effectiveness of any of the following events:
(i)The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;
(ii)A merger, reorganization, recapitalization, consolidation or other similar transaction involving the Company in which the voting securities of the Company owned by the shareholders of the Company immediately prior to such transaction do not represent more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such transaction;
(iii)Any person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting securities of the Company (including by way of merger, takeover (including an acquisition by means of a scheme of arrangement), consolidation or otherwise);
(iv)During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new Directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the Directors of the Company then still in office, who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or
(v)A dissolution or liquidation of the Company other than in connection with a Restructuring Transaction or similar transaction.
In addition, if a Change of Control constitutes a payment event with respect to any Share Award which provides for the deferral of compensation and is subject to Section 409A of the Code, in order to make payment upon such Change of Control, the transaction or event described above with respect to such Share Award must also constitute a “change in the ownership or effective control of the Company or a “change in the ownership of a substantial portion of the assets” of the Company,” as defined in Treasury Regulation §1.409A-3(i)(5), and if it does not, payment of such Share Award will be made on the Share Award’s original payment schedule or, if earlier, upon the death of the Participant.
Notwithstanding the foregoing, a restructuring of the Company (a “Restructuring Transaction”) will not constitute a Change of Control if, immediately after the Restructuring Transaction, the shareholders of the Company immediately prior to such

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Restructuring Transaction represent, directly or indirectly, more than fifty percent (50%) of the total voting power of the surviving entity.
2.6“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including rules, regulations and guidance promulgated thereunder and successor provisions and rules and regulations thereto (except as otherwise specified herein).
2.7“Committee” means a committee of one or more Directors (or other individuals who are not members of the Board to the extent allowed by Applicable Law) appointed by the Board in accordance with Section 3.3 of the Plan.
2.8“Company” means Seagate Technology Holdings plc, a public company incorporated under the laws of the Republic of Ireland with limited liability under registered number 606203, or any successor thereto.
2.9“Consultant” means any person, including an advisor engaged by the Company or an Affiliate, to render consulting or advisory services and who is compensated for such services.
2.10“Continuous Service” means that the Participant’s active service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided, that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. Unless otherwise determined by the Board or the chief executive officer of the Company (or their delegate), in such party’s sole discretion, Continuous Service shall not be considered interrupted in the case of a leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or an Affiliate is not guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Share Option.
2.11“Director” means a member of the Board.
2.12“Deferred Share Unit” means any Share Award for which a valid deferral election is made.
2.13“Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code for all Incentive Stock Options, or to the extent a Share Award provides for the deferral of compensation and is subject to Section 409A of the Code, a “disability” as defined in Treasury Regulation §1.409A-3(i)(4). For all other Share Awards, “Disability” means physical or mental incapacitation such that for a period of six (6) consecutive months or for an aggregate of nine (9) months in any twenty-four (24) consecutive month period, a person is unable to substantially perform his or her duties. Any question as to the existence of that person’s physical or mental incapacitation shall be determined by the Board in its sole discretion.
2.14“Dividend Equivalent” means a right granted to a Participant pursuant to Sections 7.3(iii), 7.4(iv) and 7.6(iv) of the Plan to receive the equivalent value (in cash or in Shares) of dividends paid on the Ordinary Shares.
2.15“Effective Date” has the meaning set forth in Section 15.1 of the Plan.
2.16“Eligible Individual” means any person who is an Employee, Director or Consultant, as determined by the Board.
2.17“Employee” means any person actively providing services as an employee to the Company or an Affiliate. Service as a Director or compensation by the Company or an Affiliate solely for services as a Director shall not be sufficient to constitute “employment” by the Company or an Affiliate.
2.18“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
2.19“Executive Officer” means an executive officer of the Company within the meaning of Rule 3b-7 of the Exchange Act or an Officer.
2.20“Fair Market Value”means, as of any date, the value of an Ordinary Share determined as follows:
(i)Unless otherwise determined by the Board in accordance with Section 409A of the Code, if the Ordinary Shares are listed on any established stock exchange (including the New York Stock Exchange) or traded on the NASDAQ Global Select Market, the Fair Market Value of a Share shall be the closing per-share sales price of such Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading and in either case, if no sale occurred on such date, the Fair Market Value shall be the

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applicable closing per-share sale price for the Shares on the first trading date immediately prior to such date during which a sale occurred, or; or if the Shares are not listed or admitted to trading on a national securities exchange, then the Fair Market Value of a Share shall be determined in good faith by the Board, and to the extent appropriate, based on the reasonable application of a reasonable valuation method.
(ii)For any reference to Fair Market Value in the Plan used to establish the price at which the Company shall issue Ordinary Shares to a Participant under the terms and conditions of a Share Award (such as a Share Award of Options or Share Appreciation Rights), the date as of which this definition shall be applied shall be the date of grant of such Share Award.
2.21“Full-Value Share Award” shall mean any of a Restricted Share Bonus, Restricted Share Unit, Phantom Share Unit, Performance Share Bonus, Performance Share Unit, or other Share-Based Award where the participant receives the entire value of each underlying Ordinary Share without payment (or reduction of such payment by the Company) of an amount at least equal to the Fair Market Value of the Ordinary Shares, determined as of the date of grant.
2.22“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
2.23“Nominal Value”means US$0.00001 per Share.
2.24“Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
2.25“Nonstatutory Share Option” means an Option not intended to qualify as an Incentive Stock Option.
2.26“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
2.27“Option” means an Incentive Stock Option or a Nonstatutory Share Option granted pursuant to the Plan.
2.28“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.
2.29“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
2.30“Ordinary Share” or “Share” means an ordinary share of the Company, nominal value US$0.00001..
2.31“Other Share-Based Award” means a Share Award (other than an Option, a Restricted Share Bonus, a Share Appreciation Right, a Phantom Share Unit, a Restricted Share Unit, a Performance Share Bonus, a Performance Share Unit or a Deferred Share Unit) subject to the provisions of Section 7.7 of the Plan.
2.32“Other Share-Based Award Agreement” means a written agreement between the Company and a holder of an Other Share-Based Award setting forth the terms and conditions of an Other Share-Based Award grant. Each Other Share-Based Award Agreement shall be subject to the terms and conditions of the Plan.
2.33“Participant” means a person to whom a Share Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Share Award.
2.34“Performance-Based Award” means a Share Award that is subject, in whole or in part, to Performance Goals and is granted to an Executive Officer pursuant to Article VIII.
2.35“Performance Criteria” means any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, and measured, including annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (i) pre- and after-tax income; (ii) operating income; (iii) net operating income or profit (before or after taxes); (iv) net earnings; (v) net income (before or after taxes); (vi) operating margin; (vii) gross margin; (viii) cash flow (before or after dividends); (ix) earnings per share; (x) return on equity; (xi) return on assets, net assets, investments or capital employed; (xii) revenue; (xiii) market share; (xiv) cost reductions or savings; (xv) funds from operations; (xvi) total shareholder return; (xvii) share price; (xviii) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; (xix) market capitalization; (xx) economic value added; (xxi) operating ratio; (xxii) product development or release schedules; (xxiii) new product innovation; (xxiv) implementation of the

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Company’s critical processes or projects; (xxv) customer service or customer satisfaction; (xxvi) product quality measures; (xxvii) days sales outstanding or working capital management; (xxviii) inventory or inventory turns; (xxix) pre-tax profit and/or (xxx) cost reductions.
2.36“Performance Goal” means, for a Performance Period, the one or more goals established by the Committee measured by the achievement of certain results, whether financial, transactional or otherwise. Financial results may be, but are not required to be, based on Performance Criteria.
2.37“Performance Period” means one or more periods of time, which may be of varying and overlapping duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Share Award.
2.38“Performance Share Bonus” means a grant of Ordinary Shares subject to the provisions of Section 7.5 of the Plan.
2.39“Performance Share Bonus Agreement” means a written agreement between the Company and a Participant setting forth the terms and conditions of a Performance Share Bonus grant. Each Performance Share Bonus Agreement shall be subject to the terms and conditions of the Plan.
2.40“Performance Share Unit” means the right to receive the value of an Ordinary Share subject to the provisions of Section 7.6 of the Plan.
2.41“Performance Share Unit Agreement” means a written agreement between the Company and a holder of a Performance Share Unit setting forth the terms and conditions of a Performance Share Unit grant. Each Performance Share Unit Agreement shall be subject to the terms and conditions of the Plan.
2.42“Phantom Share Unit” means the right to receive the value of an Ordinary Share, subject to the provisions of Section 7.3 of the Plan.
2.43“Phantom Share Unit Agreement” means a written agreement between the Company and a holder of a Phantom Share Unit setting forth the terms and conditions of a Phantom Share Unit grant. Each Phantom Share Unit Agreement shall be subject to the terms and conditions of the Plan.
2.44“Plan” means this 2022 Equity Incentive Plan of Seagate Technology Holdings plc, as amended from time to time.
2.45“Predecessor Plan” means the Amended and Restated Seagate Technology Holdings Public Limited Company 2012 Equity Incentive Plan.
2.46“Restricted Share Bonus” means a grant of Ordinary Shares subject to the provisions of Section 7.1 of the Plan.
2.47“Restricted Share Bonus Agreement” means a written agreement between the Company and a Participant setting forth the terms and conditions of a Restricted Share Bonus grant. Each Restricted Share Bonus Agreement shall be subject to the terms and conditions of the Plan.
2.48“Restricted Share Unit” means the right to receive the value of an Ordinary Share, subject to the provisions of Section 7.4 of the Plan.
2.49“Restricted Share Unit Agreement” means a written agreement between the Company and a holder of a Restricted Share Unit setting forth the terms and conditions of a Restricted Share Unit grant. Each Restricted Share Unit Agreement shall be subject to the terms and conditions of the Plan.
2.50“Rule 16b-3”means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
2.51“Securities Act” means the U.S. Securities Act of 1933, as amended.
2.52“Share Appreciation Right” or “SAR” means the right to receive an amount equal to the Fair Market Value of an Ordinary Share on the day the Share Appreciation Right is redeemed, reduced by the deemed exercise price or base price of such right, subject to the provisions of Section 7.2 of the Plan.
2.53“Share Appreciation Right Agreement” means a written agreement between the Company and a holder of a Share Appreciation Right setting forth the terms and conditions of a Share Appreciation Right grant. Each Share Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.
2.54“Share Award” means any Option, Restricted Share Bonus, Share Appreciation Right, Phantom Share Unit, Restricted Share Unit, Performance Share Bonus, Performance Share Unit, Deferred Share Unit, or Other Share-Based Award.

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2.55“Share Award Agreement” means a written agreement between the Company and a holder of a Share Award setting forth the terms and conditions of a Share Award grant. Each Share Award Agreement shall be subject to the terms and conditions of the Plan.
2.56“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any of its Affiliates.
III.ADMINISTRATION.
3.1Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3.3.
3.2Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)to determine (a) which Eligible Individuals shall be granted Share Awards; (b) when each Share Award shall be granted; (c) the type or types of Share Awards to be granted; and (d) the number of Share Awards to be granted and the number of Shares to which a Share Award shall relate;
(ii)to determine the terms and conditions of any Share Award granted pursuant to the Plan, including, but not limited to, (a) subject to Applicable Law, the purchase price (if any) of Shares to be issued pursuant to any Share Award, (b) any restrictions or limitations on any Share Award or Shares acquired pursuant to a Share Award, (c) any vesting schedule or conditions applicable to a Share Award and accelerations or waivers thereof (including, but not limited to, upon a Change of Control), and (d) any provisions related to recovery of gain on, or forfeiture of, a Share Award or Shares issued pursuant to a Share Award, based on such considerations as the Board in its sole discretion determines;
(iii)to construe and interpret the Plan and Share Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Share Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;
(iv)to amend the Plan or a Share Award as provided in Article XIII of the Plan;
(v)to suspend or terminate the Plan at any time; provided, that suspension or termination of the Plan shall not materially impair the rights and obligations under any Share Award granted while the Plan is in effect except with the written consent of the affected Participant;
(vi)to settle all controversies regarding the Plan and Share Awards granted under it;
(vii)to exercise such powers and to perform such acts as the Board deems necessary, desirable, convenient or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan;
(viii)to establish, adopt or revise any rules and regulations, including adopting sub-plans to the Plan or special terms for Share Award Agreements, for the purposes of complying with non-U.S. laws and/or taking advantage of tax favorable treatment for Share Awards granted to Participants outside the United States (as further set forth in Section 5.3 of the Plan) as it may deem necessary or advisable to administer the Plan; and
(ix)to allot and issue any Shares as necessary in respect of Share Awards under the Plan, and, if desired, delegate authority in respect of such allotment and issuance.
3.3Delegation to Committee.
(i)General. The Board may delegate administration of the Plan to one or more Committees of one or more individuals, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including, to the extent permitted by Applicable Law, the power to delegate to a subcommittee or such other committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee, as applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.
(ii)Committee Composition. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a Non-Employee Director. Additionally, to the extent required by Applicable Law, each of the individuals constituting the

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Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Within the scope of such authority, the Board or the Committee may, to the extent permitted by Applicable Law, delegate to a committee of one or more individuals who are not Non-Employee Directors the authority to grant Share Awards to Eligible Individuals who are either (1) not then subject to Section 16 of the Exchange Act or (2) receiving a Share Award as to which the Board or Committee elects not to comply with Rule 16b-3 by having two or more Non-Employee Directors grant such Share Award. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.3(ii).
3.4Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
3.5Non-Employee Director Compensation Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to a Director who is not an Employee, the sum of the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Share Awards payable in Shares and the maximum cash value of any other Share Award granted under the Plan to an individual who is not an Employee as compensation for services as a Director, together with cash compensation paid to such Director in the form of Board and Committee retainer, meeting or similar fees, during any fiscal year of the Company shall not exceed US$750,000. For avoidance of doubt, compensation shall count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred. The foregoing limit may not be increased without the approval of the shareholders of the Company.
IV.SHARES SUBJECT TO THE PLAN.
4.1Share Reserve.
(i)Number of Shares Available. Subject to the provisions of Article XII of the Plan relating to adjustments upon changes in Ordinary Shares, commencing on the Effective Date, the maximum aggregate number of Shares that may be issued pursuant to Share Awards under the Plan (the “Share Reserve”) is equal to the sum of: (a) 17,859,525 Shares, plus (b) the number of Shares subject to any outstanding Share Awards granted under the Predecessor Plan that, on or after the Effective Date, expire, are cancelled or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, or are settled in cash (collectively, the “Forfeited Predecessor Plan Awards”). For purposes of the foregoing Section 4.1(i)(b), any Shares subject to a Forfeited Predecessor Plan Award that become available for issuance under the Plan will be added to the Share Reserve at a ratio of one (1) Share for every one (1) Share subject to such Forfeited Predecessor Plan Award, regardless of whether such Forfeited Predecessor Plan Award was a Full-Value Share Award (as defined in the Predecessor Plan) that was counted against the share reserve of the Predecessor Plan at a ratio in excess of one (1) Share for every one (1) Share subject to such Forfeited Predecessor Plan Award. Notwithstanding the foregoing, and subject to the provisions of Article XII, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options under the Plan shall not exceed 17,800,000 Shares.
(ii)Full-Value Award Limit. With respect to the Share Reserve in Section 4.1(i) above, the maximum aggregate number of Shares that may be issued pursuant to Full-Value Share Awards shall not exceed 16,052,165 subject to the provisions of Article XII.
4.2Adjustments to the Share Reserve. Each Share issued pursuant to the exercise or settlement of a Share Award granted under the Plan shall be counted against the Share Reserve as one (1) Share for every one (1) Share issued. If (i) any Share Award shall for any reason expire, be cancelled or otherwise terminated, in whole or in part, without having been exercised or redeemed in full, or be settled in cash, or (ii) if any Shares subject to Share Awards shall be reacquired by the Company prior to vesting, the Shares subject to such awards shall revert to the Share Reserve and again become available for issuance under the Plan. Notwithstanding the foregoing, the following shall not revert to the Share Reserve: (a) Shares tendered by a Participant or withheld by the Company in payment of the exercise price to the Company or to satisfy any tax withholding obligation or other tax liability of the Participant, (b) Shares repurchased by the Company on the open market or otherwise, in either case using cash proceeds from the exercise of Options, and (c) Shares that are not issued or delivered as a result of the net settlement of an outstanding Option or SAR.
4.3Source of Shares. The Shares subject to the Plan may be unissued Shares or reacquired Shares, bought on the market or otherwise.
4.4    Fractional Shares. Only Shares will be delivered under the Plan. Share Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional Shares. Fractional Shares may, in the discretion of the Board, be settled in other securities or otherwise as the Committee may determine.
V.ELIGIBILITY, PARTICIPATION, VESTING AND DIVIDENDS.
5.1Eligibility. Subject to the provisions of the Plan, each Eligible Individual shall be eligible to receive Share Awards pursuant to the Plan, except that only Employees shall be eligible to receive Incentive Stock Options.

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5.2Participation. Subject to the provisions of the Plan, the Board may, from time to time, select from among Eligible Individuals those to whom Share Awards shall be granted, and shall determine the nature and amount of each Share Award. No Eligible Individual shall have any right to be granted a Share Award pursuant to the Plan.
5.3Non-U.S. Participants. Notwithstanding any provision of the Plan to the contrary, to facilitate the administration of the Plan and/or compliance with the laws in countries outside the United States in which the Company and its Affiliates operate or in which Eligible Individuals provide services to the Company or its Affiliates, the Board, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States shall be eligible to participate in the Plan; (iii) modify the terms and conditions of any Share Award granted to Eligible Individuals outside the United States; (iv) establish sub-plans and modify exercise procedures and other terms and procedures and rules, to the extent such actions may be necessary or advisable, including adoption of rules, procedures or sub-plans applicable to particular Affiliates or Participants residing in particular locations; provided, that no such sub-plans and/or modifications shall take precedence over Article IV of the Plan or otherwise require shareholder approval; and (v) take any action, before or after a Share Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Without limiting the generality of the foregoing, the Board is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on eligibility to receive a Share Award under the Plan or on death, disability, retirement or other termination of Continuous Service, available methods of exercise or settlement of a Share Award, payment of income, social insurance contributions and payroll taxes, the shifting of employer tax liability to the Participant, the withholding procedures and handling of any Share certificates or other indicia of ownership. Notwithstanding the foregoing, the Board may not take any actions hereunder, and no Share Awards shall be granted, that would violate the Securities Act, the Exchange Act, any securities law or governing statute or any other Applicable Law.
5.4Minimum Vesting. Notwithstanding any provision of the Plan to the contrary, all Share Awards granted under the Plan shall have a minimum vesting period of one (1) year measured from the date of grant of the applicable Share Award; provided, however, that up to five percent (5%) of the Shares available for distribution under the Plan may be granted without such minimum vesting period. Nothing in this Section 5.4 shall limit the Company’s ability to grant Share Awards that contain rights to accelerated vesting on a termination of Continuous Service or to otherwise accelerate vesting, including, without limitation, upon a Change of Control. In addition, the minimum vesting requirement set forth in this Section 5.4 shall not apply to: (i) Share Awards issued by the Company in assumption of or substitution for awards previously granted, or the right or obligation to grant future awards, by a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines; or (ii) Share Awards granted to a Director who is not an Employee which vest on the earlier of the one (1) year anniversary of the date of grant and the next annual meeting of the Company’s shareholders (which is at least fifty (50) weeks after the immediately preceding year’s annual meeting). Further, this Section 5.4 shall not limit the provisions of Article XII of the Plan.
5.5Dividends. Notwithstanding any provision of the Plan to the contrary, in no event shall any Share Award provide for the Participant’s receipt of dividends or Dividend Equivalents in any form prior to the vesting of such Share Award or applicable portion thereof or otherwise permit the payment of dividends or Dividend Equivalents on a Share Award to the extent that it has not vested.
VI.OPTION PROVISIONS.
Each Option shall be evidenced by an Option Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be designated Incentive Stock Options or Nonstatutory Share Options at the time of grant. The terms and conditions of Option Agreements may change from time to time and the terms and conditions of separate Option Agreements need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:
6.1Incentive Stock Option US$100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Ordinary Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand U.S. dollars (US$100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Share Options.
6.2Term. No Option shall be exercisable after the expiration of seven (7) years from the date it was granted. Notwithstanding the foregoing, no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date it was granted. No Incentive Stock Option shall be granted under the Plan after the earlier of the tenth (10th) anniversary of (i) adoption of the Plan by the Board or (ii) the Effective Date.
6.3Vesting. The Board shall determine the criteria under which Options may vest and become exercisable, subject to Section 5.4 of the Plan; the criteria may include Continuous Service and/or the achievement of Performance Goals and in any event such criteria shall be set forth in the Option Agreement.
6.4Exercise Price of an Option. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Ordinary Shares on the date the Option is granted; provided, that an Option may be granted with an exercise price lower than that set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code and Section 424(a) of the Code. Notwithstanding the foregoing, the

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exercise price of each Incentive Stock Option granted to a Ten Percent Shareholder shall be at least one hundred ten percent (110%) of the Fair Market Value of the Ordinary Shares on the date the Option is granted.
6.5Consideration. The purchase price of Ordinary Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Share Option) and pursuant to procedures established by the Company from time to time: (a) by delivery to the Company of other Shares, (b) according to a deferred payment or other similar arrangement with the Optionholder, including use of a promissory note, (c) pursuant to a “same day sale” program, or (d) by some combination of the foregoing.
6.6Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination or as otherwise set forth in the Option Agreement) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.
6.7Extension of Option Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time because the issuance of Shares would violate either the registration requirements under the Securities Act (or other applicable securities law) or the Company’s insider trading policy, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of either such registration requirements (or other applicable securities law) or the Company’s insider trading policy.
6.8Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination due to Disability (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.
6.9Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to Section 6.10 or 6.11 of the Plan, but only within the period ending on the earlier of (a) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.
6.10Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, if provided in the Option Agreement, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.11Transferability of a Nonstatutory Share Option. Unless otherwise provided by the Board, a Nonstatutory Share Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, if provided in the Option Agreement, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
VII.SHARE AWARDS PROVISIONS OTHER THAN OPTIONS.
7.1Restricted Share Bonus Awards. Each Restricted Share Bonus shall be evidenced by a Restricted Share Bonus Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Restricted Share Bonuses shall be paid by the Company in Ordinary Shares. Should Shares be issued pursuant to a Restricted Share Bonus award in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the Restricted Share Bonus award shall then be allotted as fully paid to the Participant. The terms and conditions of Restricted Share Bonus Agreements may change from time to time, and the terms and conditions of separate Restricted Share Bonus Agreements need not be identical, but each Restricted Share Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

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(i)Vesting. Restricted Share Bonus awards shall be subject to a vesting schedule and vesting shall generally be based on the Participant’s Continuous Service and shall be subject to Section 5.4 of the Plan. Upon failure to meet the vesting conditions, Shares awarded under the Restricted Share Bonus Agreement shall be subject to a share reacquisition right in favor of the Company in accordance with the vesting schedule; provided, that any such Shares shall be reacquired without the payment of any consideration to the Participant.
(ii)Termination of Participant’s Continuous Service. Except as may otherwise be provided in the Restricted Share Bonus Agreement, in the event a Participant’s Continuous Service terminates, the Company shall reacquire (without the payment of any consideration) any of the Shares held by the Participant that have not vested as of the date of termination under the terms of the Restricted Share Bonus Agreement.
(iii)Transferability. Rights to acquire Shares under the Restricted Share Bonus Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Share Bonus Agreement, as the Board shall determine in its discretion, so long as Ordinary Shares awarded under the Restricted Share Bonus Agreement remain subject to the terms of the Restricted Share Bonus Agreement.
(iv)Dividends. Any dividends payable with respect to the Ordinary Shares underlying a Restricted Share Bonus award shall be subject to the same vesting conditions as such Shares; dividends, if any, that may become payable upon the vesting of such Shares shall be distributed to the Participant, at the discretion of the Board, in cash or in Ordinary Shares having a Fair Market Value equal to the amount of such dividends; provided, that, if such Shares are forfeited, the Participant shall have no right to such dividends (except as otherwise set forth in the applicable Restricted Share Bonus Agreement, subject to Section 5.5 of the Plan).
7.2Share Appreciation Rights. Two types of Share Appreciation Rights (or SARs) shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs. Each SAR shall be evidenced by a Share Appreciation Right Agreement (or, if applicable, the underlying Option Agreement) which shall be in such form and shall contain such additional terms and conditions not inconsistent with the Plan as the Board shall deem appropriate. Should Shares be issued pursuant to a SAR in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the SAR shall then be allotted as fully paid to the Participant. The additional terms and conditions of Share Appreciation Right Agreements (and/or underlying Option Agreements, as applicable) may change from time to time, and the additional terms and conditions of separate Share Appreciation Right Agreements (and/or underlying Option Agreements) need not be identical.
(i)Stand-Alone SARs. The following terms and conditions shall govern the grant and redeemability of stand-alone SARs:
(a)The stand-alone SAR shall cover a specified number of underlying Shares and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the Shares underlying the redeemed right over (ii) the aggregate base price in effect for those Shares.
(b)The number of Shares underlying each stand-alone SAR and the base price in effect for those Shares shall be determined by the Board in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price per Share be less than one hundred percent (100%) of the Fair Market Value per underlying Share on the date of grant.
(c)The distribution with respect to any redeemed stand-alone SAR may be made in Shares valued at Fair Market Value on the redemption date, in cash, or partly in Shares and partly in cash, as the Board shall in its sole discretion deem appropriate.
(ii)Stapled SARs. The following terms and conditions shall govern the grant and redemption of stapled SARs:
(a)Stapled SARs may only be granted concurrently with an Option to acquire the same number of Shares as the number of such Shares underlying the stapled SARs.
(b)Stapled SARs shall be redeemable upon such terms and conditions as the Board may establish and shall grant a holder the right to elect among (1) the exercise of the concurrently granted Option for Shares, whereupon the number of Shares subject to the stapled SARs shall be reduced by an equivalent number, (2) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value (on the redemption date) of the number of vested Shares which the holder redeems over the aggregate base price for such vested Shares, whereupon the number of Shares subject to the concurrently granted Option shall be reduced by any equivalent number, or (3) a combination of (1) and (2).
(c)The distribution to which the holder of stapled SARs shall become entitled under this Section 7.2 upon the redemption of stapled SARs as described in Section 7.2(ii)(B) above may be made in Shares valued at Fair Market Value on the redemption date, in cash, or partly in Shares and partly in cash, as the Board shall in its sole discretion deem appropriate.
7.3Phantom Share Units. Each Phantom Share Unit shall be evidenced by a Phantom Share Unit Agreement which shall be in such form and shall contain such additional terms and conditions not inconsistent with the Plan as the Board shall deem

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appropriate. Should Shares be issued pursuant to a Phantom Share Unit award in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the Phantom Share Unit award shall then be allotted as fully paid to the Participant. The additional terms and conditions of Phantom Share Unit Agreements may change from time to time, and the additional terms and conditions of separate Phantom Share Unit Agreements need not be identical. The following terms and conditions shall govern the grant and redeemability of Phantom Share Units:
(i)Phantom Share Unit awards shall be redeemable by the Participant to the Company upon such terms and conditions as the Board may establish. The value of a single Phantom Share Unit shall be equal to the Fair Market Value of a Share, unless the Board otherwise provides in the terms of the Phantom Share Unit Agreement.
(ii)The distribution with respect to any Phantom Share Unit award may be made in Shares valued at Fair Market Value on the redemption date, in cash, or partly in Shares and partly in cash, as the Board shall in its sole discretion deem appropriate.
(iii)Dividend Equivalents may be credited in respect of Shares covered by Phantom Share Units, as determined by the Board and set forth in the Phantom Share Unit Agreement. At the sole discretion of the Board, such Dividend Equivalents may be paid in cash or converted into additional Shares covered by the Phantom Share Units in such manner as determined by the Board. Any cash payment or additional Shares covered by the Phantom Share Units credited by reason of such Dividend Equivalents will be subject to all the terms and conditions, including vesting, of the Phantom Share Units to which they relate.
7.4Restricted Share Units. Each Restricted Share Unit shall be evidenced by a Restricted Share Unit Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. A Restricted Share Unit is the right to receive the value of one (1) Ordinary Share at the time the Restricted Share Unit vests. Should Shares be issued pursuant to a Restricted Share Unit award in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the Restricted Share Unit award shall then be allotted as fully paid to the Participant.
To the extent permitted by the Board in the terms of his or her Restricted Share Unit agreement, a Participant may elect to defer receipt of the value of the Shares otherwise deliverable upon the vesting of Restricted Share Units, so long as such deferral election complies with Applicable Law, including Section 409A of the Code. Such deferred Restricted Share Units will be treated as Deferred Share Units hereunder. When the Participant vests in such Restricted Share Units, the Participant will be credited with a number of Deferred Share Units equal to the number of Shares for which delivery is deferred.
Restricted Share Units and Deferred Share Units may be paid by the Company by delivery of Shares, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Share Units.
The terms and conditions of Restricted Share Unit Agreements may change from time to time, and the terms and conditions of separate Restricted Share Unit Agreements need not be identical, but each Restricted Share Unit Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)Vesting. Restricted Share Units shall be subject to a vesting schedule and vesting shall generally be based on the Participant’s Continuous Service and shall be subject to Section 5.4 of the Plan.
(ii)Termination of Participant’s Continuous Service. Except as may otherwise be provided in the Restricted Share Unit Agreement, in the event a Participant’s Continuous Service terminates, any of the Restricted Share Units held by the Participant that have not vested as of the date of termination under the terms of the Restricted Share Unit agreement shall be forfeited.
(iii)Transferability. Rights to acquire the value of Shares under the Restricted Share Unit Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Share Unit Agreement, as the Board shall determine in its discretion, so long as any Ordinary Shares awarded under the Restricted Share Unit Agreement remain subject to the terms of the Restricted Share Unit Agreement.
(iv)Dividend Equivalents. Dividend Equivalents may be credited in respect of Shares covered by Restricted Share Units, as determined by the Board and set forth in the Restricted Share Unit Agreement. At the sole discretion of the Board, such Dividend Equivalents may be paid in cash or converted into additional Shares covered by the Restricted Share Units in such manner as determined by the Board. Any cash payment or additional Shares covered by the Restricted Share Units credited by reason of such Dividend Equivalents will be subject to all the terms and conditions, including vesting, of the Restricted Share Units to which they relate.
7.5Performance Share Bonus Awards. Each Performance Share Bonus shall be evidenced by a Performance Share Bonus Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.

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Performance Share Bonuses shall be paid by the Company in Ordinary Shares. Should Shares be issued pursuant to a Performance Share Bonus award in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the Performance Share Bonus award shall then be allotted as fully paid to the Participant. The terms and conditions of Performance Share Bonus Agreements may change from time to time, and the terms and conditions of separate Performance Share Bonus Agreements need not be identical, but each Performance Share Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)Vesting. Performance Share Bonus awards shall be subject to a vesting schedule and vesting shall be based on the achievement of certain Performance Goals or on a combination of the achievement of certain Performance Goals and the Participant’s Continuous Service, as set forth in the Performance Share Bonus Agreement and subject to Section 5.4 of the Plan. Upon failure to meet Performance Goals or other vesting conditions, Shares awarded under the Performance Share Bonus Agreement shall be subject to a share reacquisition right in favor of the Company in accordance with the vesting schedule; provided, that any such Shares shall be reacquired without the payment of any consideration to the Participant.
(ii)Termination of Participant’s Continuous Service. Except as may otherwise be provided in the Performance Share Bonus Agreement, in the event a Participant’s Continuous Service terminates, the Company may reacquire (without the payment of any consideration) any of the Shares held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Bonus Agreement.
(iii)Transferability. Rights to acquire Shares under the Performance Share Bonus Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Bonus Agreement, as the Board shall determine in its discretion, so long as Ordinary Shares awarded under the Performance Share Bonus Agreement remain subject to the terms of the Performance Share Bonus Agreement.
(iv)Dividends. Any dividends payable with respect to the Ordinary Shares underlying a Performance Share Bonus award shall be subject to the same vesting conditions as such Shares; dividends, if any, that may become payable upon vesting of such Shares shall be distributed to the Participant, at the discretion of the Board, in cash or in Ordinary Shares having a Fair Market Value equal to the amount of such dividends; provided, that, if such Shares are forfeited, the Participant shall have no right to such dividends (except as otherwise set forth in the applicable Performance Share Bonus Agreement, subject to Section 5.5 of the Plan).
7.6Performance Share Units. Each Performance Share Unit shall be evidenced by a Performance Share Unit Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. A Performance Share Unit is the right to receive the value of one (1) Ordinary Share at the time the Performance Share Unit vests. Should Shares be issued pursuant to a Performance Share Unit award in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the Performance Share Unit award shall then be allotted as fully paid to the Participant.
To the extent permitted by the Board in the terms of his or her Performance Unit Share Agreement, a Participant may elect to defer receipt of the value of Shares otherwise deliverable upon the vesting of an award of Performance Share Units, so long as such deferral election complies with Applicable Law, including Section 409A of the Code. Such deferred Performance Share Units will be treated as Deferred Share Units hereunder. When the Participant vests in such Performance Share Units, the Participant will be credited with a number of Deferred Share Units equal to the number of Shares for which delivery is deferred. Performance Share Units and Deferred Share Units may be paid by the Company by delivery of Shares, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Performance Share Units.
The terms and conditions of Performance Share Unit Agreements may change from time to time, and the terms and conditions of separate Performance Share Unit Agreements need not be identical, but each Performance Share Unit Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)Vesting. Performance Share Units shall be subject to a vesting schedule and vesting shall be based on the achievement of certain Performance Goals or on a combination of the achievement of certain Performance Goals and the Participant’s Continuous Service, as set forth in the Performance Share Unit Agreement and subject to Section 5.4 of the Plan.
(ii)Termination of Participant’s Continuous Service. Except as may otherwise be provided in the Performance Share Unit Agreement, in the event a Participant’s Continuous Service terminates, any of the Performance Share Units held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Unit Agreement will be forfeited.
(iii)Transferability. Rights to acquire the value of Shares under the Performance Share Unit Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Unit Agreement, as the

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Board shall determine in its discretion, so long as Ordinary Shares awarded under the Performance Share Unit Agreement remain subject to the terms of the Performance Share Unit Agreement.
(iv)Dividend Equivalents. Dividend Equivalents may be credited in respect of Shares covered by Performance Share Units, as determined by the Board and set forth in the Performance Share Unit Agreement. At the sole discretion of the Board, such Dividend Equivalents may be paid in cash or converted into additional Shares covered by the Performance Share Units in such manner as determined by the Board. Any cash payment or additional Shares covered by the Performance Share Units credited by reason of such Dividend Equivalents will be subject to all the terms and conditions, including vesting, of the Performance Share Units to which they relate.
7.7Other Share-Based Awards. The Board is authorized under the Plan to grant Other Share-Based Awards to Participants subject to the terms and conditions set forth in the applicable Share Award Agreement and such other terms and conditions as may be specified by the Board that are not inconsistent with the provisions of the Plan, and that by their terms involve or might involve the issuance of, consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise relate to, Shares. The Board may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Other Share-Based Awards to one or more classes of Participants on such terms and conditions as determined by the Board from time to time.
VIII.PERFORMANCE-BASED AWARDS
8.1General. Notwithstanding any other provision of the Plan, if the Committee grants a Share Award that is subject to a Performance Goal to a Participant who is an Executive Officer, such Performance-Based Award will be subject to the terms of this Article VIII, unless otherwise expressly determined by the Committee with respect to any provision in this Article VIII other than Section 8.4. Under this Article VIII, the Committee will establish Performance Goals and the level of achievement versus such Performance Goals that shall determine the number of Shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to a Share Award (including a Restricted Share Bonus, Restricted Share Unit, Performance Share Bonus or Performance Share Unit), which criteria may be based on Performance Criteria or other standards of financial performance and/or personal performance evaluations. Such Performance Goals shall be established by the Committee no later than the earlier of (i) the date that is ninety (90) days after the commencement of the applicable Performance Period or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. The Committee shall certify the extent to which the Performance Goals have been satisfied and the amount payable as a result thereof, prior to payment, settlement or vesting of any Share Award.
8.2Adjustments. The Committee may determine to adjust Performance Criteria or such other standards of financial and/or personal performance criteria as determined in writing, including, without limitation, the following adjustments:
(i)to exclude restructuring and/or other nonrecurring charges;
(ii)to exclude share-based compensation costs;
(iii)to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings;
(iv)to exclude the effects of changes to generally accepted accounting principles required by the U.S. Financial Accounting Standards Board, as well as changes in accounting standards promulgated by other accounting standards setters to the extent applicable (for example, resulting from future potential voluntary or mandatory adoption of International Financial Reporting Standards);
(v)to exclude the effects of any statutory adjustments to corporate tax rates;
(vi)to exclude the effects of any “unusual or nonrecurring items” as determined under generally accepted accounting principles;
(vii)to exclude any other unusual, non-recurring gain or loss or other extraordinary item;
(viii)to respond to any unusual or extraordinary transaction, event or development;
(ix)to respond to changes in Applicable Law, regulations, and/or accounting principles;
(x)to exclude the dilutive or accretive effects of dispositions, acquisitions or joint ventures;
(xi)to exclude the effect of any change in the outstanding shares by reason of any share dividend or split, share repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to shareholders other than regular cash dividends;

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(xii)to reflect the effect of a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such terms of Section 368 of the Code); and
(xiii)to reflect the effect of any partial or completed corporate liquidation.
8.3Discretionary Adjustments and Limits. For Share Awards that are granted under this Article VIII, notwithstanding the satisfaction of any Performance Goals, the number of Shares granted, issued, retainable and/or vested under a Performance Share Bonus award or Performance Share Unit may, to the extent specified in the Share Award Agreement, be reduced, but not increased, by the Committee on the basis of such further considerations as the Committee shall determine.
8.4Annual Limitation. The following limits shall apply to the grant of any Share Award under the Plan.
(i)Full-Value Share Awards. Subject to the provisions of Article XII of the Plan relating to adjustments upon changes in Ordinary Shares, no Employee shall be eligible to be granted Full-Value Share Awards covering more than 5,000,000 Shares during any fiscal year of the Company.
(ii)Options and SARs. Subject to the provisions of Article XII of the Plan relating to adjustments upon changes in Ordinary Shares, no Employee shall be eligible to be granted Options and/or SARs covering more than 4,000,000 Shares during any fiscal year of the Company.
IX.USE OF PROCEEDS FROM SHARES.
Proceeds from the sale of Ordinary Shares pursuant to Share Awards shall constitute general funds of the Company.
X.CANCELLATION AND RE-GRANT OF OPTIONS AND STOCK APPRECIATION RIGHTS.
10.1 Subject to the provisions of the Plan, the Board shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and SARs under the Plan and/or (ii) with the consent of the affected Participants, the cancellation of any outstanding Options and SARs under the Plan in exchange for a cash payment and/or the grant in substitution therefor of new Options and SARs under the Plan covering the same or different number of Shares, but having an exercise or redemption price per Share not less than one hundred percent (100%) of the Fair Market Value (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, not less than one hundred ten percent (110%) of the Fair Market Value) per Share on the new date of grant. Notwithstanding the foregoing, without shareholder approval the Board may exercise its powers under Article XII of the Plan and may, subject to Applicable Law, grant a Share Award with an exercise or redemption price lower than that set forth above if such Share Award is granted pursuant to an assumption or substitution for another award in a manner satisfying the provisions of Section 409A of the Code and/or Section 424(a) of the Code, as applicable.
10.2 Prior to the implementation of any such repricing or cancellation of one or more outstanding Options or SARs, the Board shall obtain the approval of the shareholders of the Company.
XI.MISCELLANEOUS.
11.1Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to a Share Award except to the extent that the Company has issued the Shares relating to such Share Award.
11.2No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Share Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Share Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause to the extent permitted under local law, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the constitution of the Company, and any applicable provisions of the corporate law of the state or other jurisdiction in which the Company is domiciled, as the case may be.
11.3Investment Assurances. The Company may require a Participant, as a condition of exercising or redeeming a Share Award or acquiring Shares under any Share Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Shares; (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the Shares subject to the Share Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Shares; and (iii) to give such other written assurances as the

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	C-13

Company may determine are reasonable in order to comply with Applicable Law. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the Shares under the Share Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws, and in either case otherwise complies with Applicable Law. The Company may, upon advice of counsel to the Company, place legends on Share certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with Applicable Law, including, but not limited to, legends restricting the transfer of the Shares.
11.4Withholding Obligations. The Company or any Affiliate shall have the authority and the right to deduct or withhold from any payment of any kind otherwise due to a Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, local and non-U.S. taxes (including the Participant’s FICA, employment tax or other social security contribution obligation including non-US tax and contributions) required or permitted by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Plan or any Share Award. To the extent provided by the terms of a Share Award Agreement, the Participant may satisfy any federal, state, local, or non-US tax withholding obligation or employer tax liability assumed by the Participant in connection with a Share Award or the acquisition, vesting, distribution or transfer of Ordinary Shares under a Share Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company or an Affiliate) or by a combination of such means: (i) tendering a cash payment; (ii) subject to approval from the Board, authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant; or (iii) subject to approval from the Board, delivering to the Company owned and unencumbered Shares. The Participant may also satisfy such tax withholding obligation or employer tax liability assumed by the Participant by any other means set forth in the applicable Share Award Agreement.
11.5Forfeiture and Recoupment Provisions. Pursuant to its general authority to determine terms and conditions of Share Awards under the Plan, the Board may specify in a Share Award Agreement that the Participant’s rights, payments and/or benefits with respect to the Share Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to any otherwise applicable vesting or performance conditions of such Share Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of any applicable Company policy or code of conduct (including without limitation, engaging in “Fraud” or “Misconduct” within the meaning of the Company’s Compensation Recovery for Fraud or Misconduct Policy), breach of any agreement between the Participant and the Company or any Affiliate, or any other conduct by the Participant that is detrimental to the business interests or reputation of the Company or any Affiliate. Furthermore, all Share Awards (including Share Awards that have vested in accordance with the Share Award Agreement) shall be subject to any recoupment requirement imposed under Applicable Law, rules, regulations or stock exchange listing standards, including, without limitation, recoupment requirements imposed pursuant to Section 954 of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or any regulations promulgated thereunder, or recoupment requirements under the laws of any other jurisdiction, as well as to the terms and conditions of any recoupment policy adopted by the Company from time to time to implement such requirements or to facilitate corporate governance, or for such other purpose as may be set forth in a Share Award Agreement.
11.6Compliance with Laws. The Plan, the granting and vesting of Share Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Share Awards granted or awarded hereunder are subject to compliance with all Applicable Law and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The Company shall have no obligation to issue or deliver Shares prior to obtaining any approvals from listing, regulatory or governmental authority that the Company determines are necessary or advisable. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the Shares paid pursuant to the Plan. To the extent permitted by Applicable Law, the Plan and Share Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
11.7Section 409A. Except as provided in Section 11.8 hereof, to the extent that the Board determines that any Share Award granted under the Plan is subject to Section 409A of the Code, the Share Award Agreement evidencing such Share Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Share Award Agreements shall be interpreted in accordance with Section 409A of the Code and interpretive guidance issued thereunder, including without limitation any regulations or other guidance that may be issued after the date the Plan became effective. Notwithstanding any provision of the Plan to the contrary, in the event that following the date a Share Award is granted the Board determines that the Share Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the date the Plan became effective), the Board may adopt such amendments to the Plan and the applicable Share Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, including amendments or actions that would result in a reduction to the benefits payable under a Share Award, in each case, without the consent of the Participant, that the Board determines are necessary or appropriate to (i) exempt the Share Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Share Award, or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section 409A or mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A of the Code if compliance is not practical. Further, to the extent necessary to comply with Section 409A of the Code, no payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or a Share Award Agreement upon a Participant’s termination of employment will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code. Notwithstanding anything elsewhere in the Plan or Share Award Agreement to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A of the Code at the time of such a separation from service with respect to a Share Award, then solely to the extent necessary to avoid the imposition of any additional tax under

C-14	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

Section 409A of the Code, the commencement of any payments or benefits under the Share Award shall be delayed to the extent required by Code Section 409A(a)(2)(B)(i).
11.8No Representations or Covenants with respect to Tax Qualification. Although the Company may endeavor to (i) qualify a Share Award for favorable or specific tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 11.7 hereof. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Share Awards under the Plan. Nothing in this Plan or in a Share Award Agreement shall provide a basis for any person to take any action against the Company or any Affiliate based on matters covered by Section 409A of the Code, including the tax treatment of any Share Awards, and neither the Company nor any Affiliate will have any liability under any circumstances to the Participant or any other party if a Share Award that is intended to be exempt from, or compliant with, Section 409A of the Code, is not so exempt or compliant or for any action taken by the Board with respect thereto.
XII.ADJUSTMENTS UPON CHANGES IN SHARES.
12.1Capitalization Adjustments. If any change is made in the Ordinary Shares subject to the Plan, or subject to any Share Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, spinoff, dividend in property other than cash, share split, liquidating dividend, extraordinary dividends or distributions, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the class(es), kind and maximum number of securities subject to the Plan and the maximum number of securities that may be made subject to Full-Value Share Awards pursuant to Section 4.1(ii) or that may be made subject to award to any person pursuant to Section 8.4 above, and the outstanding Share Awards shall be appropriately adjusted in the class(es), kind and number of securities and price per share of the securities subject to such outstanding Share Awards. The Board’s determination regarding such adjustments shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)
An adjustment under this provision may have the effect of reducing the price at which Ordinary Shares may be acquired to less than their Nominal Value (the “Shortfall”), but only if and to the extent that the Board shall be authorized to capitalize from the reserves of the Company a sum equal to the Shortfall and to apply that sum in paying up that amount on the Ordinary Shares.
12.2Adjustments Upon a Change of Control.
(i)In the event of a Change of Control as defined in Sections 2.5(i) through 2.5(iv) hereof, then any surviving entity or acquiring entity shall assume or continue any Share Awards outstanding under the Plan or shall substitute similar share awards (including an award to acquire substantially the same consideration paid to the shareholders in the transaction by which the Change of Control occurs) for those outstanding under the Plan. In the event any surviving entity or acquiring entity refuses to assume or continue such Share Awards or to substitute similar share awards for those outstanding under the Plan, then with respect to any or all outstanding Share Awards held by Participants, the Board in its sole discretion and without liability to any person may (a) provide for the payment of a cash amount in exchange for the cancellation of a Share Award which, in the case of Options and SARs, may be equal to the product of (x) the excess, if any, of the Fair Market Value per Share at such time over the exercise or redemption price, if any, times (y) the total number of Shares then subject to such Share Award (and otherwise, the Board may cancel such Share Awards for no consideration if the aggregate Fair Market Value of the Shares subject to the Share Awards is less than or equal to the aggregate exercise or redemption price of such Share Awards), (b) continue the Share Awards, or (c) notify Participants holding an Option, Share Appreciation Right or Phantom Share Unit that they must exercise or redeem any portion of such Share Award (including, at the discretion of the Board, any unvested portion of such Share Award) at or prior to the closing of the transaction by which the Change of Control occurs, and that the Share Awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change of Control occurs. With respect to any other Share Awards outstanding under the Plan, such Share Awards shall terminate if not exercised or redeemed prior to the closing of the transaction by which the Change of Control occurs. The Board shall not be obligated to treat all Share Awards, even those that are of the same type, in the same manner.
(ii)In the event of a Change of Control as defined in Section 2.5(v) hereof, all outstanding Share Awards shall terminate immediately prior to such event.
XIII.AMENDMENT OF THE PLAN AND SHARE AWARDS.
13.1Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Article XII of the Plan relating to adjustments upon changes in the Ordinary Shares, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, any New York Stock Exchange, NASDAQ Global Select Market or other securities exchange listing requirements, or other Applicable Law or regulation; provided, that unless otherwise required or advisable under Applicable Law (as determined by the Board), rights under any Share Award granted before an amendment to the Plan shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

2025 Proxy Statement	SEAGATE TECHNOLOGY HOLDINGS PLC	C-15

13.2Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.
13.3Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.
13.4Amendment of Share Awards. The Board at any time, and from time to time, may amend the terms of any one or more Share Awards; provided, that, unless otherwise required or advisable under Applicable Law (as determined by the Board), the rights under any Share Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.
XIV.TERMINATION OR SUSPENSION OF THE PLAN.
14.1Termination or Suspension. The Board may suspend or terminate the Plan at any time. No Share Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14.2No Material Impairment of Rights. Unless otherwise required or advisable under Applicable Law (as determined by the Board), suspension or termination of the Plan shall not materially impair rights and obligations under any Share Award granted while the Plan is in effect except with the written consent of the Participant.
XV.EFFECTIVE DATE OF PLAN.
15.1Effective Date. The Plan shall become effective on the date that it is first approved by the shareholders of the Company (the “Effective Date”). As of and subject to the Effective Date, no new awards may be granted under the Predecessor Plan and any Shares remaining available for issuance under the Predecessor Plan shall be retired and shall not become available for issuance under the Plan. Awards granted under the Predecessor Plan shall continue to be governed by the terms of the Predecessor Plan in effect on the date of grant of such award. Except as set forth in this Section 15.1, the approval or disapproval of the Plan by the shareholders of the Company shall have no effect on any other equity compensation plan, program or arrangement sponsored by the Company or any of its Affiliates.
XVI.CHOICE OF LAW.
The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules. If any provision of the Plan or the application of any provision hereof to any person or circumstance is held to be invalid or unenforceable, the remainder of the Plan and the application of such provision to any other person or circumstance shall not be affected, and the provisions so held to be unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.

C-16	SEAGATE TECHNOLOGY HOLDINGS PLC	2025 Proxy Statement

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 a.m. Eastern Daylight Time (11:59 p.m. Singapore Standard Time) on October 24, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/STX2025** (the "Website")

You may attend the meeting by visiting the Website or via live webcast to be made available at the registered office of the Company and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 a.m. Eastern Daylight Time (11:59 p.m. Singapore Standard Time) on October 24, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The proxy card must be received by 11:59 a.m. Eastern Daylight Time (11:59 p.m. Singapore Standard Time) on October 24, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V78807-P36582

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Seagate Technology Holdings plc (the "Company")

Any shareholder entitled to attend and vote at the Annual General Meeting of Shareholders may appoint one or more proxies, who need not be a shareholder(s) of the Company. A proxy is required to vote in accordance with any instructions given to him/her. Completion of a form of proxy will not preclude a member from attending and voting at the meeting.

1. Election of Directors

Nominees:

		For	Against	Abstain
1a.	Mark W. Adams	☐	☐	☐
1b.	Shankar Arumugavelu	☐	☐	☐
1c.	Prat S. Bhatt	☐	☐	☐
1d.	Michael R. Cannon	☐	☐	☐
1e.	Richard L. Clemmer	☐	☐	☐
1f.	Yolanda L. Conyers	☐	☐	☐
1g.	Jay L. Geldmacher	☐	☐	☐
1h.	Dylan G. Haggart	☐	☐	☐
1i.	William D. Mosley	☐	☐	☐
1j.	Thomas A. Szlosek	☐	☐	☐
1k.	Stephanie Tilenius	☐	☐	☐

In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

This proxy card when properly executed will be voted as directed herein for the undersigned shareholder. **Where this proxy card is properly executed and returned and no such direction is made, this proxy will be voted FOR the proposals.** You can instruct your proxy not to vote on a resolution by inserting an "x" in the box under "Abstain". Please note that an abstention is not a vote in law and will not be counted in the calculation of the proportion of the votes for and against a resolution. It will however be counted towards the determination of a quorum at the Annual General Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders:
The Notice, Proxy Statement, Form 10-K and Irish Statutory Financial Statements are available at www.proxyvote.com.

V78808-P36582

SEAGATE TECHNOLOGY HOLDINGS PLC
Annual General Meeting of Shareholders
October 25, 2025 at 5:00 PM Singapore Standard Time

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Michael R. Cannon and James C. Lee, or each of them, as proxies, each with full power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of Seagate Technology Holdings plc that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders duly convened in accordance with the Company's constitution, to be held virtually via live webcast at www.virtualshareholdermeeting.com/STX2025 or via live webcast to be made available at the registered office of the Company, and at any adjournment or postponement thereof, upon the matters described in the Notice of Annual General Meeting of Seagate Technology Holdings plc and the accompanying Proxy Statement. The undersigned hereby further authorize(s) such proxies to vote the undersigned's shares in their discretion upon such other matters as may properly come before such Annual General Meeting and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS DULY EXECUTED AND RETURNED, BUT NO VOTING DIRECTIONS ARE GIVEN HEREIN, THEN THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, "FOR" PROPOSALS 2 THROUGH 8, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

The signer hereby acknowledge(s) receipt of the Notice of the 2025 Annual General Meeting of Shareholders and accompanying Proxy Statement.

Continued and to be signed on reverse side